                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

         Investment Company Act file number    811-06654
                                            ------------------

                               BNY Hamilton Funds
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 90 Park Avenue
                               New York, NY 10016
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Kevin Bannon
                               BNY Hamilton Funds
                                 One Wall Street
                               New York, NY 10286
                     --------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 1-800-426-9363
                                                           ----------------

                   Date of fiscal year end: December 31, 2003
                                           -------------------

                   Date of reporting period: December 31, 2003
                                            -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Report(s) to Stockholders.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                                 [Insert Report]

                                   [LOGO] BNY

                                 ANNUAL REPORT

                               DECEMBER 31, 2003

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   ENHANCED INCOME FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the twelve months ended December 31, 2003. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year, and the strategies they are pursuing in an effort to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

In the early months of 2003, the overall tone of the economy and the markets was lackluster. The domestic economy showed little sign of slipping backward or of surging forward. Also, as it became increasingly clear that the U.S. was headed for battle in Iraq, uncertainty about the war's ultimate outcome put a damper on the economy and the equity markets. In the second quarter, however, swift success in Iraq along with emerging signs of economic recovery helped to improve investor sentiment and drive the equity markets forward.

The year's second half offered investors stronger evidence of economic recovery. While employment data at times were not entirely encouraging, figures for economic growth were surprisingly solid, and corporate earnings in many cases outpaced expectations. Consumer spending continued to be strong, supported by continued low interest rates and substantial tax cuts. There were also indications of a long-awaited uptick in corporate capital spending. All major sectors of the equity markets produced positive returns for the year, with the very strongest performance coming from the riskier, highly leveraged, lower-quality stocks that had suffered the most during the long bear market. With their renewed confidence in the resurgent economy, investors were willing to take on more risk, favoring those companies positioned to benefit most from the turnaround. In this environment, small-cap stocks outperformed larger company stocks, and the Technology sector provided the strongest returns. For the year, the S&P 500(R) Index of large-capitalization U.S. stocks returned 28.69%.

Global equity markets generally followed the pattern seen in the U.S. Worries about impending U.S. action in Iraq, other geopolitical issues, and economic sluggishness all contributed to stock-market declines early in the year. But the coalition success in Iraq, interest-rate cuts from the European Central Bank, and data pointing to economic improvement in many countries gave investors confidence in a variety of international markets. As in the U.S., the positive results came as welcome relief after years of a bear market.

Throughout the year, the U.S. dollar lost value relative to major foreign currencies, including the Euro, British Pound, and--in the year's second half--Japanese Yen. The dollar's depreciation benefited U.S. investors in more than one way. It reduced the cost of goods exported from the U.S., helping to improve sales and the bottom lines of multinational corporations. In addition, the dollar's slide benefited the returns of U.S. based individuals investing abroad. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned 39.17%.

With respect to the fixed-income markets, the largest single trend was the Federal Reserve's continued commitment to stimulating the economy with low short-term interest rates. The Federal Reserve held the federal funds target rate at 1.25% for most of the first half of the year, while voicing concerns about the possibility of deflation. By the time of the June meeting, many market observers expected the Federal Reserve to cut its target rate by half a percentage point. The cut did come, but it was just a quarter of a percentage point. While this smaller-than-expected reduction was surprising to some and sparked a period of volatility in the fixed-income markets, it did bring the federal funds target rate down to a 50-year low level of 1.00%. The consensus developed that this cut was very likely the last one the Federal Reserve would make in this cycle, and indeed no further cuts were made through the end of the year.

All major fixed-income sectors posted positive returns for the year, but as was true in the equity markets, lower-quality areas of the market performed much more strongly than their higher-quality counterparts. This was the result not only of investors' greater confidence in the state of the economy, but also of their desire for higher-yielding securities in the persistent low interest-rate environment. "Spread" sector bonds-mortgage-backed, asset-backed, and corporate bonds-outperformed Treasury securities for the year.

Within the corporate sector, non-investment grade bonds rebounded strongly after a painful 2002. These high-yield bonds outperformed investment-grade corporates-and within the high-yield sector, lower-rated bonds offered stronger performance than those at the higher non-investment grade credit tiers. In all, this represented a dramatic turnaround in the corporate sector.

Solid signs of economic growth are now evident, but there are still some grounds for caution. Consumer spending remains strong, and low interest rates could help to keep it at healthy levels for some time to come. Some concerns are emerging, however, about consumer borrowing levels and whether spending can remain at healthy levels if rates do begin to rise. Corporate capital spending has not yet staged a full recovery, and hiring is still very sluggish. Solid rebounds in both of these areas are still needed to drive the economy further upward. And while geopolitical turmoil has eased, many tensions remain to be addressed. Also, the potential for terrorism, while lessened, is far from being eradicated.

On balance, however, we see many indications that 2004 could be another strong year for the economy and for U.S. corporations. Earnings reports in a variety of sectors are improving, in many cases exceeding expectations. If this pattern continues, companies should become more willing to expand their capital spending and to begin adding workers to their payrolls. Historically, years in which there is a Presidential election have been good ones for both the economy and the markets, as candidates and office-holders alike offer new initiatives to appeal to voters. At this point, 2004 appears likely to us to be no exception.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach in an effort to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you work towards your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers.............................................. Page   5

BNY Hamilton Money Fund
 Schedule of Investments.........................................       14
 Statement of Assets and Liabilities.............................       20
 Statement of Operations.........................................       20
 Statements of Changes in Net Assets.............................       21
 Financial Highlights............................................       22

BNY Hamilton Treasury Money Fund
 Schedule of Investments.........................................       25
 Statement of Assets and Liabilities.............................       27
 Statement of Operations.........................................       27
 Statements of Changes in Net Assets.............................       28
 Financial Highlights............................................       29

BNY Hamilton New York Tax-Exempt Money Fund
 Schedule of Investments......................................... Page  32
 Statement of Assets and Liabilities.............................       40
 Statement of Operations.........................................       40
 Statements of Changes in Net Assets.............................       41
 Financial Highlights............................................       42

BNY Hamilton Enhanced Income Fund
 Schedule of Investments.........................................       45
 Statement of Assets and Liabilities.............................       52
 Statement of Operations.........................................       52
 Statements of Changes in Net Assets.............................       53
 Financial Highlights............................................       54

Notes to Financial Statements....................................       56

Report of Ernst & Young, LLP Independent Auditors................       65
Directors and Officers...........................................       66

BNY Hamilton Money Fund*

An Interview with Richard Klingman, Vice President and Portfolio Manager

Q. What factors influenced the money markets during 2003?
A. For the first half of 2003, the Federal Reserve was patient, cautious, and watchful to see if the aggressive, 5.25 percentage point campaign of easing short-term interest rates had provided enough stimulus to restart the U.S. economy. By June 2003, after the release of a series of negative economic statistics, bond market prices began to reflect anticipation that the Federal Reserve would cut rates by up to an additional half percentage point, creating a highly volatile environment. The Federal Reserve actually cut rates by a quarter point later that month. That smaller-than-expected reduction, along with the favorable string of economic data that came in the months that followed, suggested this was the last rate cut for this cycle.

Q. Given this context, how did the Fund perform?
A. Hamilton Shares of the Fund posted a total return of 0.99%, Premier Shares returned 0.74%, and Classic Shares returned 0.49%/1/ for the twelve months ended December 31, 2003. The seven-day current and the 30-day effective yields for the period ended June 30, 2003 were 0.86% and 0.85%, respectively, for the Hamilton Shares; 0.61% and 0.60% for the Premier Shares; and 0.36% and 0.35% for the Classic Shares/2/.

   As of December 31, 2003, the Fund had a total asset size of more than $6.2 billion, slightly less than at the beginning of the year.

Q. What factors accounted for the Fund's performance during the period?/3/
A. The Fund's performance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we seek to identify and focus on the fixed-income asset class that appears to provide the strongest risk/return properties. Selecting securities with maturities at strategic points across the money market spectrum is also an essential part of the process.

   We seek to achieve a competitive yield while maintaining a bias toward safety and liquidity. The quality of our investments is a matter of extreme importance to us; as a result, the Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These signify that the Fund offers excellent safety and has superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

Q. How was the Fund weighted?
A. The Fund remained broadly diversified with exposure to various fixed- and variable-rate money market securities including commercial paper (35%), U.S. government and agency securities (22%), repurchase agreements (21%), bank debt (19%), and corporate debt (3%). The Fund's weighted average maturity
   (WAM) was 47 days as of December 31, 2003.

Q. What is your strategic outlook going forward?
A. We are presumably at the end of the current easing cycle from the Federal Reserve, with the federal funds rate at 1.00% and encouraging, though uneven, signs of economic growth. With a continued very low inflationary environment, however, it does not seem that the Federal Reserve is anxious to begin raising rates again. We therefore believe there is very little reason, given current conditions, to make many changes to the portfolio's profile until we see further signs of sustainable economic growth, including improvement in the employment picture.

* AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM.
2 Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.
3  Portfolio composition and ratings are subject to change.

BNY Hamilton Treasury Money Fund*

An Interview with Richard Klingman, Vice President and Portfolio Manager

Q. What factors influenced Treasury securities during 2003?
A. Yields on the U.S. Treasury bill were quite volatile over the year, reflecting the changing outlook for a U.S. economic recovery. Where pessimism was the dominant viewpoint early in the year, in the second half of 2003 a string of encouraging economic data, as well as improvement on the geopolitical front, served to dramatically improve the overall outlook on the state of the recovery.

   The yield on the six-month Treasury bill moved from a high of 1.26% during the uncertain environment in January 2003 to a low of 0.84% in June 2003. The yield finished out the year at 0.99%. By that time, the improved economic outlook had led to a consensus viewpoint that the Federal Reserve's quarter-point interest-rate cut in June was likely the final reduction to take place in this cycle.

Q. Given this context, how did the Fund perform?
A. Hamilton Shares of the BNY Hamilton Treasury Money Fund posted a total return of 0.91%, the Premier Shares returned 0.66%, and Classic Shares returned 0.43% for the year ended December 31, 2003. The seven-day current and the 30 day current yields for the period ended December 31, 2003 were 0.74% and 0.74%, respectively for the Hamilton Shares, 0.49% and 0.49% for the Premier Shares and 0.30% and 0.30% for the Classic Shares.

   As of December 31, 2003, the Fund had a total asset size of more than $1.9 billion.

Q. What are your goals in managing the Fund?
A. The BNY Hamilton Treasury Money Fund is designed to offer the potential for attractive current income while preserving investors' capital and maintaining a very high level of liquidity. Consistent with this goal, the Fund invests solely in securities issued by the U.S. Treasury or collateralized by Treasury obligations.

   Our emphasis on quality has earned the Fund an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These designations indicate that the Fund's safety is excellent, and that it has superior capacity to maintain its $1.00 share price, though there is no guarantee that it will do so.

Q. How was the Fund weighted?/3/
A. Our emphasis remained on liquidity. This caused us to emphasize U.S. Treasury-backed repurchase agreements, which represented 45% of assets, as well as U.S. Treasury Bills (which accounted for 40% of assets). U.S. Treasury Notes represented the remaining 15% of the Fund. As of December 31, 2003, the Fund's weighted average maturity (WAM) was 54 days.

Q. What is your strategic outlook going forward?
A. In this environment of conflicting economic signals, it does not appear that the Federal Reserve is eager to raise rates prematurely. Assuming that positive economic trends continue, we foresee an increase in short-term Treasury rates toward the second half of 2004. We intend to continue to structure the Fund in an effort to provide liquidity, security, and an attractive relative yield in this changing environment.

* AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM.
2 Yields will fluctuate with changes in market conditions. The yield quotations more closely reflects the current earnings of the Fund than the total return quotation.
3  Portfolio composition and ratings are subject to change.

BNY Hamilton N.Y. Tax-Exempt Money Fund*

An Interview with Frank Monasterio, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for short-term New York municipals during 2003?
A. Choppy economic growth, geopolitical turmoil, mixed corporate profitability, health concerns caused by the SARS outbreak, and corporate ethics scandals all combined to keep interest rates relatively low throughout 2003. Market disappointment with the Federal Reserve's quarter percentage point cut in June--a half-percentage-point cut had been widely anticipated--helped to push interest rates off their lows. Two-year Treasurys, for example, dipped to yields of close to 1% in June before finishing the year a full percentage point higher.

   Continued low interest rates from the Federal Reserve, the beneficial impact of federal tax cuts, and the success of major combat operations in Iraq all combined to strengthen the economy during the second half of the year. The Federal Reserve's willingness to keep interest rates low for as long as necessary to ensure a sustained economic recovery served to keep rates lower than they might have otherwise been.

Q. Given this context, how did the Fund perform during this period?
A. For the twelve months ended December 31, 2003, Hamilton Shares of the Fund posted a total return of 0.74%, Premier Shares returned 0.49%, and Classic Shares returned 0.29%./1/ The Fund's seven-day current and 30-day effective yields as of December 31 were 0.89% and 0.78%, respectively, for the Hamilton Shares, 0.64% and 0.53% for the Premier Shares, and 0.39% and 0.30% for the Classic Shares/2/.

Q. What factors accounted for the Fund's performance during the period?/3/
A. Extending the Fund out into slightly longer-maturity money market issues benefited our performance in 2003, though cash-flow volatility served to keep the Fund's average maturity at 23 days during the year's fourth quarter. Another factor in our performance was our barbell structure, which emphasizes securities at the shortest and longest maturities of the money market spectrum, with relatively little in between. The relative value of longer-dated paper and put bonds in the portfolio also added to our performance.

Q. What changes, if any, did you make to the Fund's portfolio?/3/
A. Large infusions of new investment during the fourth quarter of the year caused us to purchase put bonds during December. These securities helped us to maintain the Fund's rate of return, and avoid the dilution of returns that could otherwise have resulted from all the new cash.

Q. What is your strategic outlook going forward?
A. Given the Federal Reserve's policy of keeping rates low until the economy is well on the road to a sustained recovery, we anticipate that money market rates should change little in the first half of 2004. As the economy continues to recover, however, and as the Federal Reserve in time becomes satisfied with the sustainability of growth, we believe that rate increases could come in the latter part of the year.

* AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND STRIVES TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. THE FUND'S INCOME MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND DEPENDING ON YOUR TAX STATUS, THE FEDERAL ALTERNATE MINIMUM TAX. THE GEOGRAPHICAL CONCENTRATION OF PORTFOLIO HOLDINGS IN THIS FUND MAY INVOLVE INCREASED RISK.
1 TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM.
2 Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.
3  Portfolio holdings are subject to change.

BNY Hamilton Enhanced Income Fund*

An Interview with Thomas Bosh, Vice President and Portfolio Manager

Q. What factors influenced the short-term bond market during 2003?
A. At the beginning of 2003, the economy remained weak, dulled by concerns over the emerging conflict in Iraq and the possibility of deflation gripping the market. Over this same time period, the Federal Reserve moved from a neutral stance to an easing bias, suggesting its own concerns about the economy and the potential for deflation. Interest rates across all maturities fell to historical lows, and the difference between overnight and five-year yields flattened. Early in the second quarter, though, evidence of an economic turnaround began to emerge. At its June meeting, the Federal Reserve lowered the federal funds target rate to 1.00% from 1.25%. In addition to the monetary stimulus from the Federal Reserve, tax cuts and other fiscal stimulus packages from the President and Congress began to add momentum to the economy.

   As the year progressed, the market became increasingly concerned about the possibility of inflation, particularly after the Federal Reserve indicated it would hold rates at their historical lows for a "considerable period." This caused interest rates across most maturities to rise considerably, as market participants feared that these conditions could overstimulate the economy and produce inflation.

   In contrast the growth in the job market remained sluggish, even as the economy recovered over the second half of the year. Toward the end of the year, market observers continually questioned how much more time would pass before the Federal Reserve would raise interest rates; estimates ranged from six months to a year and a half.

Q. Given this context, how did the Fund perform?
A. For the twelve-month period ended December 31, 2003, the Fund posted a total return of 1.86% for Institutional Class Shares and 1.60% for Investor Class Shares./1/ As of December 31, 2003, the Fund had a 30-day effective yield of 1.51%, and a daily yield of 1.49% for Institutional Shares, and a 30-day yield of 1.26% and a daily yield of 1.24% for Investor Shares./2/ For the same period, the three-month LIBOR/3/ provided a total return of 1.30%, a 30-day effective yield of 1.17%, and a daily yield of 1.15%.

Q. What factors accounted for the Fund's performance during the period?/4/
A. The Fund's goal is to maintain low share-price volatility while providing a steady stream of income that is greater than that an investor could earn from a money market fund. Toward this end, we kept the Fund's duration (a measure of its sensitivity to rising interest rates) between nine months and one year. The Fund's duration can vary from three to 13 months, so this positioning put the Fund toward the longer end of its range. This allowed the Fund to benefit from the higher yields available on fixed-income securities with maturities just beyond the money market area.

   We added to our investment in bonds offering good yields relative to the LIBOR Index. The higher level of income these bonds paid enhanced the Fund's total return.

   The Fund continued to grow significantly in size, with assets rising by more than 90% over the course of the year. As of December 31, 2003 the Fund had total assets of $430 million.

Q. Which of the Fund's holdings were the strongest performers?/4/
A. In the first half of the year, the Fund's Treasury securities provided the greatest degree of price appreciation. This reflected the popularity of these bonds, with their superior credit quality, in a time of uncertainty. At the same time, asset-backed securities contributed the most to the Fund's income.

   During the second half of the year, the resurgent economy caused Treasury securities to lag, as investors' appetite for risk returned. During this time, our increased weighting in floating-rate securities helped to keep the portfolio's value steady, while asset-backed securities helped to boost the Fund's income component.

Q. How did the portfolio's composition change over the year?/4/
A. The Fund's overall profile did not change significantly in the first half of the year, but in the second half we increased our positions in asset-backed securities and corporate bonds in an effort to increase the level of income paid by the Fund. We built these positions with new cash inflows, as well as with proceeds from reducing our holdings in government agency, Treasury, and money market securities. Later in the period, we slightly shortened the Fund's duration, with it standing at 10.5 months as of December 31, 2003.

Q. What is your strategic outlook going forward?
A. Although the economy is strengthening, inflation does not appear on the rise. This affords the Federal Reserve the opportunity to maintain its accommodative policy stance for as long as is needed for an economic recovery to take firm hold. Consequently, bond prices already reflect expectations for a long period of stable interest rates and a positively sloped yield curve. We believe the portfolio's present asset allocation and duration targets position it to potentially benefit from this environment.

                       Institutional Shares           Investor Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........    1.86%         1.86%         1.60%         1.60%
    Since Inception
      (Inst-5/1/02,
      Inv-5/2/02)..    3.51%         2.08%         3.05%         1.82%

                                    [CHART]

                BNY Hamilton
            Enhanced Income Fund           U.S. Dollar 3-Month
            Institutional Shares              LIBOR Constant
            --------------------           -------------------
 5/01/02         $10,000                         $10,000
 6/30/02          10,045                          10,016
 9/30/02          10,105                          10,063
12/31/02          10,163                          10,107
 3/31/03          10,268                          10,144
 6/30/03          10,318                          10,179
 9/30/03          10,311                          10,208
12/31/03          10,351                          10,238

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton Enhanced Income Fund from 5/01/02 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.
* BNY HAMILTON ENHANCED INCOME FUND IS NOT A MONEY MARKET FUND. BNY HAMILTON ENHANCED INCOME FUND PURCHASES SHORT-TERM INVESTMENTS WITH LONGER MATURITIES AND HIGHER YIELDS THAN ARE INCLUDED IN MONEY MARKET FUNDS. AS A RESULT, THE FUND'S SHARE PRICE MAY FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
1 TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM.
2 Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.
3 The 3 month Libor (London InterBank Offered Rate) index is based on the assumed purchase of a synthetic investment having 3 months to maturity and with a coupon equal to the closing quote for 3-month Libor. That issue is sold the following day (priced at a yield equal to the current day closing 3-month Libor rate) and is rolled into a new 3-month investment. The index therefore will always have a constant maturity equal exactly to 3 months. An investor cannot invest directly into an index.
4 Portfolio composition, average maturity schedule, average duration, and largest holdings subject to change.

         BNY Hamilton Money Fund

         Schedule of Investments

         December 31, 2003

  Principal
   Amount                                  Value
-------------                           -----------
              Commercial Paper--34.9%
              Agricultural Services--0.3%
$  23,250,000 AWB Harvest Finance
              Ltd.
              1.11%, 3/02/04........... $23,206,271
                                        -----------
              Asset Backed Securities--20.0%
   60,000,000 Amstel Funding Corp.
              1.10%, 2/17/04...........  59,913,833
   30,000,000 Atlantis One Funding
              1.12%, 3/03/04...........  29,942,133
   30,000,000 Atlantis One Funding
              1.13%, 5/04/04...........  29,883,233
   20,000,000 Barton Capital
              1.09%, 1/09/04...........  19,995,156
   50,000,000 Barton Capital
              1.09%, 1/20/04...........  49,971,236
   25,000,000 Cafco
              1.09%, 2/04/04...........  24,974,264
   30,000,000 Cafco
              1.09%, 2/12/04...........  29,961,850
   25,000,000 Cancara Asset Security
              1.15%, 5/10/04...........  24,896,181
   32,000,000 CIESCO
              1.09%, 1/13/04...........  31,988,373
   49,465,000 Clipper Receivables Corp.
              1.09%, 1/20/04...........  49,436,544
   60,000,000 Compass Securitization
              LLC
              1.09%, 3/15/04...........  59,865,567
   50,000,000 CRC Funding
              1.09%, 1/12/04...........  49,983,347
   50,000,000 CXC LLC
              1.10%, 1/16/04...........  49,977,083
   50,000,000 Eureka Securitization
              1.09%, 1/09/04...........  49,987,889

  Principal
   Amount                                        Value
-------------                                --------------
                 Commercial Paper
                 (Continued)
$  60,000,000    Fairway Finance Corp.
                 1.09%, 1/26/04............. $   59,954,583
   50,000,000    Giro Funding Corp.
                 1.10%, 1/07/04.............     49,990,833
   60,000,000    GreyHawk Funding LLC
                 1.11%, 1/20/04.............     59,964,850
   40,000,000    Mane Funding Corp.
                 1.11%, 2/03/04.............     39,959,300
   60,000,000    Mont Blanc Capital Corp.
                 1.10%, 1/06/04.............     59,990,833
   25,049,000    Old Line Funding Corp.
                 1.08%, 1/15/04.............     25,038,479
   60,000,000    Sheffield Receivables Corp.
                 1.095%, 1/23/04............     59,959,850
   40,000,000    Shell Finance UK PLC
                 1.07%, 3/09/04.............     39,919,156
   25,000,000    Starfish Global Funding
                 LLC
                 1.09%, 1/08/04.............     24,994,701
   60,000,000    Surrey Funding Corp.
                 1.11%, 1/15/04.............     59,974,100
   50,000,000    Tasman Funding
                 1.11%, 1/29/04.............     49,956,833
   30,000,000    White Pine Finance LLC
                 1.0788%, 5/24/04...........     29,997,605
   60,000,000    Windmill Funding Corp.
                 1.085%, 1/21/04............     59,963,833
   67,302,000    Yorktown Capital LLC
                 1.08%, 1/20/04.............     67,263,461
                                             --------------
                                              1,247,705,106
                                             --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2003

  Principal
   Amount                                 Value
-------------                          ------------
              Commercial Paper
              (Continued)
              Chemicals--0.4%
$  25,000,000 duPont (E.I) de Nemours
              & Co.
              1.06%, 1/14/04.......... $ 24,990,431
                                       ------------
              Computers--Micro--1.2%
   30,000,000 International Business
              Machines
              1.03%, 1/14/04..........   29,988,842
   45,000,000 International Business
              Machines
              1.08%, 3/17/04..........   44,897,400
                                       ------------
                                         74,886,242
                                       ------------
              Finance Companies--5.9%
   50,000,000 American General Finance
              Corp.
              1.06%, 1/26/04..........   49,963,194
   40,000,000 GE Capital
              1.02%, 1/06/04..........   39,994,333
   40,000,000 GE Capital
              1.12%, 5/12/04..........   39,835,733
   30,000,000 Morgan Stanley
              1.08%, 2/20/04..........   29,955,000
   70,000,000 Nestle Capital Corp.
              1.06%, 1/27/04..........   69,946,412
   35,000,000 Nestle Capital Corp.
              1.08%, 3/02/04..........   34,935,950
   49,800,000 USAA Capital
              1.02%, 1/16/04..........   49,778,835
   50,000,000 Westpac Capital Corp.
              1.07%, 1/08/04..........   49,989,597
                                       ------------
                                        364,399,054
                                       ------------

  Principal
   Amount                                    Value
-------------                            --------------
                 Commercial Paper
                 (Continued)
                 Foreign Government--2.3%
$  50,000,000    KFW International
                 Finance Corp.
                 1.07%, 2/24/04......... $   49,919,750
   30,000,000    KFW International
                 Financial Corp.
                 1.06%, 1/22/04.........     29,981,450
   60,000,000    Quebec, Province
                 1.08%, 2/24/04.........     59,902,800
                                         --------------
                                            139,804,000
                                         --------------
                 Insurance--Non Health--0.8%
   50,000,000    Metlife Funding, Inc.
                 1.08%, 3/04/04.........     49,905,500
                                         --------------
                 Medical--Drugs--0.9%
   55,000,000    Glaxosmithkline Finance
                 PLC
                 1.05%, 2/18/04.........     54,923,000
                                         --------------
                 Oil and Gas--2.1%
   70,000,000    Chevron Texaco Corp.
                 1.05%, 1/15/04.........     69,971,417
   60,000,000    Koch Industries, Inc.
                 1.05%, 1/07/04.........     59,989,500
                                         --------------
                                            129,960,917
                                         --------------
                 Transportation--1.0%
   60,000,000    Network Rail Ltd.
                 1.09%, 2/17/04.........     59,914,617
                                         --------------
                 Total Commercial
                 Paper
                 (Cost $2,169,695,138)..  2,169,695,138
                                         --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2003

 Principal
  Amount                              Value
------------                       ------------
             United States Government
             Agencies & Obligations--
             21.7%
             Federal Farm Credit Bank--1.4%
$ 45,000,000 1.10%, 5/14/04....... $ 44,983,371
  20,952,000 1.105%, 5/17/04+.....   20,863,894
  20,000,000 1.16%, 8/18/04+......   19,851,778
                                   ------------
                                     85,699,043
                                   ------------
             Federal Home Loan Bank--5.7%
 100,000,000 1.045%, 1/21/04......   99,942,082
  50,000,000 1.05%, 1/23/04+......   49,967,917
  40,000,000 1.08%, 1/28/04+......   39,967,600
  37,128,000 1.045%, 3/10/04+.....   37,053,636
  50,000,000 1.07%, 3/17/04+......   49,887,056
  25,000,000 3.75%, 4/15/04.......   25,173,655
  50,000,000 1.08%, 1/05/05+......   49,997,485
                                   ------------
                                    351,989,431
                                   ------------
             Federal Home Loan Mortgage Corp.--4.2%
  58,114,000 1.08%, 1/05/04+......   58,106,994
  40,000,000 3.25%, 1/15/04.......   40,028,501
  15,374,000 1.09%, 2/26/04+......   15,345,541
  50,000,000 1.06%, 3/11/04+......   49,896,944
  26,675,000 3.00%, 7/15/04.......   26,955,897
  30,000,000 1.40%, 11/03/04......   30,000,000
  17,330,000 1.375%, 11/09/04.....   17,307,281
  25,000,000 1.52%, 11/19/04......   25,000,000
                                   ------------
                                    262,641,158
                                   ------------
             Federal National Mortgage
             Association--8.2%
  27,650,000 1.21%, 1/23/04+......   27,629,554
  60,000,000 1.04%, 2/02/04+......   59,944,534

  Principal
   Amount                                  Value
-------------                          --------------
                 United States Government
                 Agencies & Obligations
                 (Continued)
$  10,000,000    5.125%, 2/13/04...... $   10,043,633
   15,129,000    4.75%, 3/15/04+......     15,238,400
   26,279,000    0.97%, 4/02/04+......     26,213,857
   36,480,000    1.031%, 4/30/04+.....     36,345,024
   25,000,000    1.093%, 5/28/04+.....     24,903,389
   30,000,000    1.11%, 6/02/04+......     29,858,794
   30,000,000    3.00%, 6/15/04.......     30,241,482
   22,892,000    1.076%, 6/25/04......     22,768,892
   50,000,000    1.08%, 7/23/04.......     50,000,000
   30,000,000    1.18%, 7/27/04.......     30,000,000
   30,000,000    1.50%, 9/21/04.......     30,000,000
   40,000,000    1.37%, 10/15/04+.....     39,561,600
   25,000,000    1.63%, 12/15/04......     25,000,000
   25,000,000    1.65%, 12/30/04......     25,000,000
   30,000,000    1.52%, 1/19/05.......     30,000,000
                                       --------------
                                          512,749,159
                                       --------------
                 United States Treasury Bills--1.6%
   50,000,000    0.97%, 1/29/04+......     49,962,277
   50,000,000    1.01%, 2/19/04+......     49,930,924
                                       --------------
                                           99,893,201
                                       --------------
                 United States Treasury Notes--0.6%
   25,000,000    3.00%, 1/31/04.......     25,033,048
   10,000,000    3.25%, 5/31/04.......     10,087,236
                                       --------------
                                           35,120,284
                                       --------------
                 Total United States
                 Government Agencies
                 & Obligations
                 (Cost $1,348,092,276)  1,348,092,276
                                       --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2003

  Principal
   Amount                                Value
-------------                         -----------
              Certificates of
              Deposit--14.8%
              Banking and Finance--14.8%
$  30,000,000 Abbey National PLC
              1.25%, 7/30/04......... $30,000,000
   33,500,000 ABN AMRO
              1.0613%, 10/29/04......  33,490,976
   30,000,000 ABN AMRO
              1.39%, 10/29/04........  30,000,000
   60,000,000 American Express
              Centurion Bank
              1.08%, 1/22/04.........  60,000,000
   60,000,000 Australia & New Zealand
              Banking
              1.09%, 2/05/04.........  60,000,287
   35,000,000 Bank of Scotland
              1.08%, 3/15/04.........  35,000,000
   35,000,000 Bank of Scotland
              1.15%, 4/22/04.........  35,000,000
   25,000,000 Comerica Bank
              1.155%, 3/10/04........  25,000,146
   35,000,000 Danske Bank
              1.09%, 2/27/04.........  35,000,000
   35,000,000 Danske Bank
              1.0925%, 12/15/04......  34,993,349
   30,000,000 JP Morgan Chase
              1.12%, 11/08/04........  30,000,000
   30,000,000 Landesbank Baden-
              Wuerttemberg FRN
              1.1625%, 3/15/04.......  30,002,445
   35,000,000 M&I Bank
              1.075%, 2/23/04........  35,000,000
   25,000,000 M&I Bank
              1.11%, 11/02/04........  24,996,848

 Principal
  Amount                                  Value
-----------                            ------------
            Certificates of Deposit
            (Continued)
$10,000,000 Mercantile Safe Deposit
            and Trust
            1.43%, 1/15/04............ $ 10,000,000
 10,000,000 Mercantile Safe Deposit
            and Trust
            1.15%, 7/21/04............   10,000,000
 20,000,000 Mercantile Safe Deposit
            and Trust
            1.25%, 9/29/04............   20,000,000
 30,000,000 Rabobank NY
            1.30%, 8/26/04............   29,988,262
 40,000,000 Regions Bank
            1.10%, 3/23/04............   40,000,000
 30,000,000 Regions Bank
            1.23%, 7/29/04............   30,000,000
 20,000,000 Societe Generale NY
            1.11%, 11/01/04...........   19,996,626
 30,000,000 Societe Generale NY
            1.11%, 12/30/04...........   29,991,483
 60,000,000 State Street and Trust Co.
            1.06%, 1/07/04............   60,000,000
 40,000,000 US Bank
            1.42%, 1/08/04............   40,000,000
 60,000,000 Well Fargo & Co.
            1.06%, 1/08/04............   60,000,000
 25,000,000 Westdeutsche Landesbank
            1.0987%, 5/20/04..........   24,999,035
 50,000,000 Westdeutsche Landesbank
            1.15%, 6/17/04............   50,000,000
                                       ------------
            Total Certificates of
            Deposit
            (Cost $923,459,457).......  923,459,457
                                       ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2003

 Principal
  Amount                                 Value
------------                          ------------
             Time Deposits--6.0%
             Banking and Finance--6.0%
$101,076,000 Branch Banking and Trust
             0.88%, 1/02/04.......... $101,076,000
 175,000,000 JP Morgan Chase
             0.88%, 1/02/04..........  175,000,000
 100,000,000 Wells Fargo & Co.
             0.88%, 1/02/04..........  100,000,000
                                      ------------
             Total Time Deposits
             (Cost $376,076,000).....  376,076,000
                                      ------------
             Corporate Bonds--1.9%
             Banking and Finance--1.9%
  10,000,000 Bank of America Corp.
             1.45%, 10/22/04.........   10,026,869
  20,000,000 First Tennessee Bank FRN
             1.13%, 1/21/04..........   19,999,890
  29,000,000 JP Morgan Chase
             1.13%, 7/07/04..........   29,000,000
  45,000,000 Merrill Lynch & Co. FRN
             1.1013%, 6/28/04........   45,000,000
  16,092,000 Wells Fargo & Co.
             6.625%, 7/15/04.........   16,567,767
                                      ------------
             Total Corporate Bonds
             (Cost $120,594,526).....  120,594,526
                                      ------------

 Principal
  Amount                                    Value
------------                             ------------
             Repurchase Agreements--
             21.5%
             Repurchase Agreement with Barclays
             Capital, Inc.--5.0%
$310,000,000 0.98%, dated 12/31/03,
             due 1/02/04, repurchase
             price $310,016,878
             (Collateral-FHLB Note,
             3/15/18; FMAC Notes,
             4.00%-6.25%,
             1/15/04-7/15/32;
             aggregate market value plus
             accrued interest
             $316,200,179).............. $310,000,000
                                         ------------
             Repurchase Agreement with
             Citigroup--5.0%
 310,000,000 0.95%, dated 12/31/03,
             due 1/02/04, repurchase
             price $310,016,361
             (Collateral-FMAC Notes,
             4.00%-10.05%,
             9/15/05-10/15/33;
             FNMA Notes,
             4.00%-9.50%,
             5/25/068-3/25/33;
             GNMA Notes,
             4.50%-8.00%,
             9/20/20-10/20/33; IADB
             Bonds, 3.875%-7.375%,
             2/05/04-9/20/12; IFCO
             Bond, 5.25%, 5/02/06;
             WLDB Bonds,
             0.00%-5.00%, 2/05/04-
             2/15/15; aggregate market
             value plus accrued interest
             $317,297,988)..............  310,000,000
                                         ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2003

 Principal
  Amount                                    Value
------------                             ------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Deutsche Bank
             AG--1.6%
$100,000,000 0.95%, dated 12/31/03,
             due 1/02/04, repurchase
             price $100,005,278
             (Collateral-FHLB Notes,
             2.25%-4.125%,
             12/15/05-8/13/10;
             FMAC Note, 2.60%,
             9/29/06; aggregate market
             value plus accrued interest
             $102,000,058).............. $100,000,000
                                         ------------
             Repurchase Agreement with Goldman
             Sachs--5.0%
 310,000,000 0.99%, dated 12/31/03,
             due 1/02/04, repurchase
             price $310,017,050
             (Collateral-FHLB Notes,
             0.00%-4.00%,
             3/19/04-12/11/09;
             FMAC Notes,
             0.00%-5.75%,
             1/15/04-6/12/13;
             FNMA Notes,
             0.00%-6.40%,
             1/30/04-3/06/23;
             UST Strips, 0.00%,
             5/15/04-11/15/28;
             aggregate market value plus
             accrued interest
             $316,200,872)..............  310,000,000
                                         ------------

 Principal
  Amount                                   Value
------------                          --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Morgan
             Stanley--5.0%
$310,000,000 0.95%, dated 12/31/03,
             due 1/02/04, repurchase
             price $310,016,361
             (Collateral-FNMA Notes,
             2.625%-6.625%,
             11/15/06-7/17/13;
             aggregate market value
             plus accrued interest
             $316,434,279)........... $  310,000,000
                                      --------------
             Total Repurchase
             Agreements
             (Cost $1,340,000,000)...  1,340,000,000
                                      --------------
             Total Investments
             (Cost $6,277,917,397)(a)
             --100.8%................  6,277,917,397
             Liabilities in excess of
             other assets--(0.8%)....    (50,114,648)
                                      --------------
             Net Assets--100.0%...... $6,227,802,749
                                      --------------

+ Represents yield at time of purchase for commercial paper, discounted rate at time of purchase for United States Government Agencies & Obligations, and interest rate in effect at December 31, 2003 for floating rate notes.
(a) The cost stated also approximates the aggregate cost for Federal income tax purpose.
FHLB  Federal Home Loan Bank.
FMAC  Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association.
FRN   Floating Rate Note. Coupon shown is in effect at December 31, 2003.
GNMA  Government National Mortgage Association.
IADB  Inter-American Development Bank.
IFCO  International Finance Corp.
UST   United States Treasury.
WLDB  International Bank Reconstruction & Development.

See notes to financial statements.

         BNY Hamilton Money Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value, including
              repurchase agreements of $1,340,000,000
              (Cost $6,277,917,397)................... $6,277,917,397
             Cash.....................................            246
             Receivables:
              Interest................................      5,466,511
              Capital stock sold......................        421,635
             Other assets.............................        180,007
                                                       --------------
              Total Assets............................  6,283,985,796
                                                       --------------
           Liabilities:
             Payables:
              Investments purchased...................     49,997,485
              Dividends...............................      2,408,837
              Services provided by The Bank of
               New York and Administrator.............      2,053,607
              Capital stock repurchased...............      1,006,706
             Accrued expenses and other liabilities...        716,412
                                                       --------------
              Total Liabilities.......................     56,183,047
                                                       --------------
           Net Assets:................................ $6,227,802,749
                                                       --------------
           Sources Of Net Assets:
             Capital stock @ par...................... $    6,227,736
             Paid in capital..........................  6,221,497,847
             Undistributed net investment income......         74,487
             Accumulated net realized gain on
              investments.............................          2,679
                                                       --------------
           Net Assets................................. $6,227,802,749
                                                       --------------
           Hamilton Shares:
             Net assets............................... $3,317,496,519
                                                       --------------
             Shares outstanding.......................  3,317,382,575
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Premier Shares:
             Net assets............................... $1,892,653,295
                                                       --------------
             Shares outstanding.......................  1,892,740,896
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Classic Shares:
             Net assets............................... $1,017,652,935
                                                       --------------
             Shares outstanding.......................  1,017,612,041
                                                       --------------
             Net asset value, offering price and
              repurchase price per share.............. $         1.00
                                                       --------------
           Hamilton Shares authorized @ $.001 par
            value.....................................  7,000,000,000
           Premier Shares authorized @ $.001 par value  3,000,000,000
           Classic Shares authorized @ $.001 par value  3,000,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

            Investment Income:
              Interest.................................. $78,740,414
                                                         -----------
            Expenses:
              Advisory..................................   6,479,680
              Administration............................   6,479,680
              Servicing fee--Premier Shares.............   5,274,018
                      Classic Shares....................   2,753,090
              12b-1 fee--Classic Shares.................   2,753,087
              Custodian.................................     432,822
              Legal.....................................     269,999
              Transfer agent............................     249,149
              Audit.....................................     135,738
              Registration and filings..................     105,811
              Reports to shareholders...................     104,984
              Insurance.................................     101,208
              Cash management...........................      94,809
              Accounting services.......................      59,959
              Directors.................................      11,939
              Other.....................................     216,200
                                                         -----------
               Total Expenses...........................  25,522,173
                                                         -----------
               Net Investment Income....................  53,218,241
            Realized Gain on Investments:
              Net realized gain on investments..........       2,679
                                                         -----------
              Net increase in net assets resulting from
               operations............................... $53,220,920
                                                         -----------

See notes to financial statements.

         BNY Hamilton Money Fund

         Statements of Changes in Net Assets

                                                                                             Year Ended December 31,
                                                                                       ----------------------------------
                                                                                             2003              2002
                                                                                       ----------------  ----------------
Operations:
  Net investment income............................................................... $     53,218,241  $     98,547,978
  Net realized gain on investments....................................................            2,679            34,063
                                                                                       ----------------  ----------------
   Net increase in net assets resulting from operations...............................       53,220,920        98,582,041
                                                                                       ----------------  ----------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares...............................      (32,209,579)      (57,527,816)
                         Premier Shares...............................................      (15,613,850)      (27,640,526)
                         Classic Shares...............................................       (5,394,812)      (13,374,158)
                                                                                       ----------------  ----------------
                                                                                            (53,218,241)      (98,542,500)
                                                                                       ----------------  ----------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares...................................   11,796,828,660    10,793,067,612
                     Premier Shares...................................................    5,730,752,242     8,388,689,612
                     Classic Shares...................................................    9,256,033,291     8,669,671,932
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares...........        9,060,311        20,295,144
                                    Premier Shares....................................        4,728,714         9,385,314
                                    Classic Shares....................................        5,333,313        14,820,103
  Value of capital stock repurchased: Hamilton Shares.................................  (11,730,249,586)  (11,575,794,022)
                      Premier Shares..................................................   (6,085,573,135)   (7,968,705,662)
                      Classic Shares..................................................   (9,329,467,312)   (8,724,625,736)
                                                                                       ----------------  ----------------
  Net decrease in net assets resulting from capital stock transactions................     (342,553,502)     (373,195,703)
                                                                                       ----------------  ----------------
   Decrease in Net Assets.............................................................     (342,550,823)     (373,156,162)
Net Assets:
  Beginning of year...................................................................    6,570,353,572     6,943,509,734
                                                                                       ----------------  ----------------
  End of year (includes undistributed net investment income of $74,487 and $5,478 at
   December 31, 2003 and December 31, 2002, respectively)............................. $  6,227,802,749  $  6,570,353,572
                                                                                       ----------------  ----------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares........................................................   11,796,828,660    10,793,067,612
         Premier Shares...............................................................    5,730,751,574     8,388,689,612
         Classic Shares...............................................................    9,256,033,100     8,669,671,932
  Shares issued on reinvestment of dividends: Hamilton Shares.........................        9,060,311        20,295,144
                           Premier Shares.............................................        4,728,714         9,385,314
                           Classic Shares.............................................        5,333,313        14,820,103
  Shares repurchased: Hamilton Shares.................................................  (11,730,246,499)  (11,575,794,022)
             Premier Shares...........................................................   (6,085,571,486)   (7,968,705,662)
             Classic Shares...........................................................   (9,329,467,187)   (8,724,625,736)
                                                                                       ----------------  ----------------
   Net decrease.......................................................................     (342,549,500)     (373,195,703)
  Shares outstanding, beginning of year...............................................    6,570,285,012     6,943,480,715
                                                                                       ----------------  ----------------
  Shares outstanding, end of year.....................................................    6,227,735,512     6,570,285,012
                                                                                       ----------------  ----------------

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights

                                                           Hamilton Shares
                                     ----------------------------------------------------------
                                                       Year Ended December 31,
                                     ----------------------------------------------------------
                                        2003        2002        2001        2000        1999
                                     ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of year $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                     ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income...............      0.010       0.016       0.040       0.061       0.050
                                     ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment
  income............................     (0.010)     (0.016)     (0.040)     (0.061)     (0.050)
                                     ----------  ----------  ----------  ----------  ----------
Net asset value at end of year...... $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                     ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:.......................       0.99%       1.66%       4.09%       6.31%       5.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)................... $3,317,497  $3,241,771  $4,004,182  $3,372,680  $1,725,341
Ratio to average net assets of:
 Expenses...........................       0.23%       0.23%       0.23%       0.24%       0.24%
 Net investment income..............       0.99%       1.65%       4.01%       6.19%       4.92%

See notes to financial statements.

         BNY Hamilton Money Fund

                                                          Premier Shares
                                     --------------------------------------------------------
                                                      Year Ended December 31,
                                     --------------------------------------------------------
                                        2003        2002        2001        2000       1999
                                     ----------  ----------  ----------  ----------  --------
PER SHARE DATA:
Net asset value at beginning of year $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                     ----------  ----------  ----------  ----------  --------
Gain from investment operations
Net investment income...............      0.007       0.014       0.038       0.059     0.047
                                     ----------  ----------  ----------  ----------  --------
Dividends
Dividends from net investment income     (0.007)     (0.014)     (0.038)     (0.059)   (0.047)
                                     ----------  ----------  ----------  ----------  --------
Net asset value at end of year...... $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                     ----------  ----------  ----------  ----------  --------
TOTAL RETURN:.......................       0.74%       1.40%       3.83%       6.04%     4.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)................... $1,892,653  $2,242,856  $1,813,475  $1,459,923  $871,287
Ratio to average net assets of:
 Expenses...........................       0.48%       0.48%       0.48%       0.49%     0.49%
 Net investment income..............       0.74%       1.39%       3.69%       5.92%     4.70%

See notes to financial statements.

         BNY Hamilton Money Fund

                                                              Classic Shares
                                          ------------------------------------------------------
                                                          Year Ended December 31,
                                          ------------------------------------------------------
                                             2003        2002        2001       2000      1999
                                          ----------  ----------  ----------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year..... $     1.00  $     1.00  $     1.00  $   1.00  $   1.00
                                          ----------  ----------  ----------  --------  --------
Gain from investment operations
Net investment income....................      0.005       0.011       0.035     0.056     0.044
                                          ----------  ----------  ----------  --------  --------
Dividends
Dividends from net investment income.....     (0.005)     (0.011)     (0.035)   (0.056)   (0.044)
                                          ----------  ----------  ----------  --------  --------
Net asset value at end of year........... $     1.00  $     1.00  $     1.00  $   1.00  $   1.00
                                          ----------  ----------  ----------  --------  --------
TOTAL RETURN:............................       0.49%       1.15%       3.57%     5.78%     4.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted) $1,017,653  $1,085,726  $1,125,853  $983,197  $892,560
Ratio to average net assets of:
 Expenses................................       0.73%       0.73%       0.73%     0.74%     0.74%
 Net investment income...................       0.49%       1.14%       3.51%     5.64%     4.46%

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Schedule of Investments

         December 31, 2003

  Principal
   Amount                               Value
-------------                        ------------
              United States Government
              Agencies & Obligations--
              54.9%
              United States Treasury Bills+--39.8%
$  90,000,000 0.60-0.65%, 1/02/2004. $ 89,998,430
   30,000,000 0.95%, 1/15/2004......   29,988,917
   75,000,000 0.93-0.95%, 1/22/2004.   74,958,802
   50,000,000 0.97%, 1/29/2004......   49,962,278
   40,000,000 1.01%, 2/05/2004......   39,960,722
   50,000,000 0.91%, 2/12/2004......   49,946,917
   50,000,000 1.01%, 2/19/2004......   49,930,924
   20,000,000 1.02%, 2/26/2004......   19,968,111
   50,000,000 0.99%, 3/11/2004......   49,903,750
   50,000,000 0.99%, 3/18/2004......   49,893,590
   50,000,000 0.99%, 3/25/2004......   49,884,500
   25,000,000 1.00%, 4/22/2004......   24,922,028
   30,000,000 1.01%, 4/29/2004......   29,899,842
   50,000,000 1.02%, 5/13/2004......   49,812,414
   30,000,000 0.99%, 5/20/2004......   29,883,917
   50,000,000 0.97%, 6/03/2004......   49,792,528
   30,000,000 0.98%, 6/24/2004......   29,857,083
                                     ------------
                                      768,564,753
                                     ------------
              United States Treasury Notes--15.1%
   10,000,000 3.00%, 1/31/2004......   10,014,357
   20,000,000 4.75%, 2/15/2004......   20,086,318
   20,000,000 3.00%, 2/29/2004......   20,061,717
   20,000,000 3.625%, 3/31/2004.....   20,118,161
   70,000,000 3.375%, 4/30/2004.....   70,529,845
   20,000,000 3.25%, 5/31/2004......   20,173,970
   30,000,000 2.875%, 6/30/2004.....   30,268,920
   20,000,000 2.25%, 7/31/2004......   20,131,664
   20,000,000 2.125%, 8/31/2004.....   20,123,376
   20,000,000 1.875%, 9/30/2004.....   20,104,341

 Principal
  Amount                                   Value
------------                           --------------
             United States Government
             Agencies & Obligations
             (Continued)
$ 20,000,000 2.125%, 10/31/2004....... $   20,141,325
  20,000,000 2.00%, 11/30/2004........     20,128,319
                                       --------------
                                          291,882,313
                                       --------------
             Total United States
             Government Agencies
             & Obligations
             (Cost $1,060,447,066)....  1,060,447,066
                                       --------------
             Repurchase
             Agreements--45.1%
             Repurchase Agreement with Barclays
             Capital, Inc.--9.3%
 180,000,000 0.86%, dated 12/31/03,
             due 1/02/04, repurchase
             price $180,008,600
             (Collateral-UST Bills,
             0.00%, 6/03/04-6/24/04;
             UST Strips, 0.00%,
             11/15/05-11/15/27; UST
             Note, 2.125%,
             08/31/2004; aggregate
             market value plus accrued
             interest $183,600,666)...    180,000,000
                                       --------------
             Repurchase Agreement with
             Citigroup--9.3%
 180,000,000 0.80%, dated 12/31/03,
             due 1/02/04, repurchase
             price $180,008,000
             (Collateral-UST Bonds,
             7.25%, 5/15/16-8/15/22;
             aggregate market value
             plus accrued interest
             $184,716,649)............    180,000,000
                                       --------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         December 31, 2003

 Principal
  Amount                                    Value
------------                             ------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Deutsche Bank
             AG--9.3%
$180,000,000 0.85%, dated 12/31/03,
             due 1/02/04, repurchase
             price $180,008,500
             (Collateral-UST Notes,
             3.00%-4.875%, 2/15/08-
             11/15/12; aggregate
             market value plus accrued
             interest $183,600,174)..... $180,000,000
                                         ------------
             Repurchase Agreement with Goldman Sachs
             Group, Inc.--7.8%
 149,514,000 0.83%, dated 12/31/03,
             due 1/02/04, repurchase
             price $149,520,894
             (Collateral-UST Bill,
             0.00%, 6/24/04; UST
             Note, 3.125%,
             10/15/2008; aggregate
             market value plus accrued
             interest $152,504,904).....  149,514,000
                                         ------------
             Repurchase Agreement with Morgan
             Stanley--9.4%
 180,000,000 0.81%, dated 12/31/03,
             due 1/02/04, repurchase
             price $180,008,100
             (Collateral-UST Bonds,
             5.375%-6.25%, 5/15/30-
             2/15/31; UST TIPS,
             3.375%-3.625%, 1/15/07-
             1/15/08; aggregate market
             value plus accrued interest
             $183,600,080)..............  180,000,000
                                         ------------

Principal
 Amount                                Value
---------                          --------------
          Total Repurchase
          Agreements
          (Cost $869,514,000)..... $  869,514,000
                                   --------------
          Total Investments
          (Cost $1,929,961,066)(a)
          --100.0%................  1,929,961,066
          Other assets less
          liabilities--0.0%.......        246,181
                                   --------------
          Net Assets--100.0%...... $1,930,207,247
                                   --------------

+ Coupon rate shown is the discounted rate at time of purchase for United States Treasury Bills.
UST   United States Treasury.
TIPS   Treasury Inflation Protected Securities.
(a) The cost stated also approximates the aggregate cost for Federal Income tax purposes.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statement of Assets and Liabilities

         December 31, 2003


            Assets:
              Investments at market value, including
               repurchase agreements of $869,514,000
               (Cost $1,929,961,066)................. $1,929,961,066
              Cash...................................          6,821
              Receivables:
               Interest..............................      1,887,572
               Capital stock sold....................         10,293
              Other assets...........................         46,657
                                                      --------------
               Total Assets..........................  1,931,912,409
                                                      --------------
            Liabilities:
              Payables:
               Services provided by The Bank of
                New York and Administrator...........        865,613
               Dividends.............................        635,436
               Capital stock repurchased.............         30,065
              Accrued expenses and other liabilities.        174,048
                                                      --------------
               Total Liabilities.....................      1,705,162
                                                      --------------
            Net Assets:.............................. $1,930,207,247
                                                      --------------
            Sources of Net Assets:
              Capital stock @ par.................... $    1,930,163
              Paid in capital........................  1,928,235,753
              Undistributed net investment income....         41,331
                                                      --------------
            Net Assets............................... $1,930,207,247
                                                      --------------
            Hamilton Shares:
              Net assets............................. $  296,891,694
                                                      --------------
              Shares outstanding.....................    296,880,247
                                                      --------------
              Net asset value, offering price and
               repurchase price per share............ $         1.00
                                                      --------------
            Premier Shares:
              Net assets............................. $1,280,008,186
                                                      --------------
              Shares outstanding.....................  1,279,989,531
                                                      --------------
              Net asset value, offering price and
               repurchase price per share............ $         1.00
                                                      --------------
            Classic Shares:
              Net assets............................. $  353,307,367
                                                      --------------
              Shares outstanding.....................    353,293,589
                                                      --------------
              Net asset value, offering price and
               repurchase price per share............ $         1.00
                                                      --------------
            Hamilton Shares authorized @ $ .001 par
             value...................................  2,000,000,000
            Premier Shares authorized @ $ .001 par
             value...................................  2,000,000,000
            Classic Shares authorized @ $ .001 par
             value...................................  2,000,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

             Investment Income:
               Interest............................... $22,813,636
                                                       -----------
             Expenses:
               Servicing fee--Premier Shares..........   3,378,753
                        Classic Shares................     758,028
               Advisory...............................   2,001,170
               Administration.........................   2,001,170
               12b-1 fee--Classic Shares..............     805,828
               Custodian..............................     167,857
               Legal..................................     104,342
               Transfer agent.........................      73,474
               Audit..................................      62,717
               Registration and filings...............      61,156
               Accounting services....................      60,018
               Cash management........................      35,987
               Reports to shareholders................      31,676
               Insurance..............................      26,314
               Directors..............................      11,297
               Other..................................      87,039
                                                       -----------
                Total Expenses........................   9,666,826
               Earnings credit adjustment (Note 3)....      (2,133)
                                                       -----------
                Net Expenses..........................   9,664,693
                                                       -----------
                Net Investment Income.................  13,148,943
                                                       -----------
             Net increase in net assets resulting from
              operations.............................. $13,148,943
                                                       -----------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statements of Changes in Net Assets

                                                                                           Year Ended December 31,
                                                                                      --------------------------------
                                                                                            2003             2002
                                                                                      ---------------  ---------------
Operations:
  Net investment income.............................................................. $    13,148,943  $    21,003,137
  Net realized gain on investments...................................................              --           35,000
                                                                                      ---------------  ---------------
   Net increase in net assets resulting from operations..............................      13,148,943       21,038,137
                                                                                      ---------------  ---------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares..............................      (2,986,127)      (3,640,302)
                          Premier Shares.............................................      (8,809,279)     (14,307,667)
                          Classic Shares.............................................      (1,353,537)      (3,048,826)
                                                                                      ---------------  ---------------
                                                                                          (13,148,943)     (20,996,795)
                                                                                      ---------------  ---------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares..................................   1,048,552,924    1,176,099,934
                      Premier Shares.................................................   4,045,818,322    3,441,994,954
                      Classic Shares.................................................   2,914,436,798    2,453,623,574
  Proceeds from shares issued on reinvestment
   of dividends: Hamilton Shares.....................................................       2,014,485        2,196,914
           Premier Shares............................................................       1,263,905        3,022,812
           Classic Shares............................................................       1,319,439        3,384,264
  Value of capital stock repurchased: Hamilton Shares................................  (1,042,094,385)  (1,092,191,562)
                       Premier Shares................................................  (4,278,708,583)  (2,998,062,884)
                       Classic Shares................................................  (2,850,743,367)  (2,457,739,685)
                                                                                      ---------------  ---------------
  Net increase (decrease) in net assets resulting from capital stock transactions....    (158,140,462)     532,328,321
                                                                                      ---------------  ---------------
   Increase (decrease) in Net Assets.................................................    (158,140,462)     532,369,663
Net Assets:
  Beginning of year..................................................................   2,088,347,709    1,555,978,046
                                                                                      ---------------  ---------------
  End of year (includes undistributed net investment income of $41,331 and $6,342 at
   December 31, 2003 and December 31, 2002, respectively)............................ $ 1,930,207,247  $ 2,088,347,709
                                                                                      ---------------  ---------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares.......................................................   1,048,552,924    1,176,099,934
         Premier Shares..............................................................   4,045,816,853    3,441,994,954
         Classic Shares..............................................................   2,914,436,799    2,453,623,574
  Shares issued on reinvestment of dividends: Hamilton Shares........................       2,014,485        2,196,914
                            Premier Shares...........................................       1,263,905        3,022,812
                            Classic Shares...........................................       1,319,439        3,384,264
  Shares repurchased: Hamilton Shares................................................  (1,042,094,163)  (1,092,191,562)
              Premier Shares.........................................................  (4,278,704,210)  (2,998,062,884)
              Classic Shares.........................................................  (2,850,743,018)  (2,457,739,685)
                                                                                      ---------------  ---------------
   Net increase (decrease)...........................................................    (158,136,986)     532,328,321
  Shares outstanding, beginning of year..............................................   2,088,300,353    1,555,972,032
                                                                                      ---------------  ---------------
  Shares outstanding, end of year....................................................   1,930,163,367    2,088,300,353
                                                                                      ---------------  ---------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Financial Highlights

                                                             Hamilton Shares
                                            ------------------------------------------------
                                                         Year Ended December 31,
                                            ------------------------------------------------
                                              2003      2002      2001      2000      1999
                                            --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year....... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                            --------  --------  --------  --------  --------
Gain from investment operations
Net investment income......................    0.009     0.015     0.039     0.059     0.047
                                            --------  --------  --------  --------  --------
Dividends
Dividends from net investment income.......   (0.009)   (0.015)   (0.039)   (0.059)   (0.047)
                                            --------  --------  --------  --------  --------
Net asset value at end of year............. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                            --------  --------  --------  --------  --------
TOTAL RETURN:..............................     0.91%     1.54%     3.94%     6.09%     4.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).. $296,892  $288,414  $202,303  $279,014  $225,482
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................     0.24%     0.23%     0.24%     0.26%     0.28%
 Expenses, prior to waiver from The Bank of
   New York................................     0.24%     0.23%     0.24%     0.26%     0.28%
 Net investment income, net of waiver from
   The Bank of New York....................     0.91%     1.51%     4.02%     5.98%     4.69%

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                              Premier Shares
                                          ------------------------------------------------------
                                                          Year ended December 31,
                                          ------------------------------------------------------
                                             2003        2002        2001       2000      1999
                                          ----------  ----------  ----------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year..... $     1.00  $     1.00  $     1.00  $   1.00  $   1.00
                                          ----------  ----------  ----------  --------  --------
Gain from investment operations
Net investment income....................      0.007       0.013       0.036     0.057     0.045
                                          ----------  ----------  ----------  --------  --------
Dividends
Dividends from net investment income.....     (0.007)     (0.013)     (0.036)   (0.057)   (0.045)
                                          ----------  ----------  ----------  --------  --------
Net asset value at end of year........... $     1.00  $     1.00  $     1.00  $   1.00  $   1.00
                                          ----------  ----------  ----------  --------  --------
TOTAL RETURN:............................       0.66%       1.29%       3.68%     5.82%     4.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted) $1,280,008  $1,511,644  $1,064,661  $684,865  $429,461
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York...........................       0.49%       0.48%       0.49%     0.50%     0.52%
 Expenses, prior to waiver from The Bank
   of New York...........................       0.49%       0.48%       0.49%     0.50%     0.52%
 Net investment income, net of waiver
   from The Bank of New York.............       0.65%       1.27%       3.49%     5.76%     4.41%

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                               Classic Shares
                                          -----------------------------------------------------
                                                                                   For the period
                                                  Year Ended December 31,          April 30, 1999*
                                          --------------------------------------       through
                                            2003      2002      2001      2000    December 31, 1999
                                          --------  --------  --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period... $   1.00  $   1.00  $   1.00  $   1.00      $   1.00
                                          --------  --------  --------  --------      --------
Gain from investment operations
Net investment income....................    0.004     0.010     0.034     0.054         0.029
                                          --------  --------  --------  --------      --------
Dividends
Dividends from net investment income.....   (0.004)   (0.010)   (0.034)   (0.054)       (0.029)
                                          --------  --------  --------  --------      --------
Net asset value at end of year........... $   1.00  $   1.00  $   1.00  $   1.00      $   1.00
                                          --------  --------  --------  --------      --------
TOTAL RETURN:............................     0.43%     1.03%     3.42%     5.56%         2.90%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted) $353,307  $288,290  $289,014  $299,631      $227,117
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York..............................     0.72%     0.73%     0.74%     0.75%         0.78%***
 Expenses, prior to waiver from The Bank
   of New York...........................     0.72%     0.73%     0.74%     0.75%         0.78%***
 Net investment income, net of waiver
   from The Bank of New York.............     0.42%     1.03%     3.33%     5.47%         4.33%***

*  Commencement of offering of shares.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Schedule of Investments

         December 31, 2003


                                                        Moody's
 Principal                                               /S&P     Interest Maturity
  Amount                                                Ratings     Rate     Date      Value
-----------                                            ---------- -------- -------- -----------
            Short-Term Municipal Bonds--91.9%
            Education--1.4%
$ 1,400,000 Albany New York Industrial Development
            Agency Civic Facility Revenue University
            Albany Foundation Student, Series C (a)...  Aaa/AAA    1.240%  11/01/32 $ 1,400,000
  1,500,000 New York State Dormitory Authority
            Revenue...................................  Aaa/AAA    0.850   1/02/04    1,500,000
    500,000 New York State Dormitory Authority
            Revenue (Cornell University), Series B (a)  Aa1/AA+    1.270   7/01/25      500,000
    145,000 New York State Dormitory Authority
            Revenue (Cornell University), Series C (a)   NR/AAA    5.400   5/15/23      150,187
                                                                                    -----------
                                                                                      3,550,187
                                                                                    -----------
            General Obligations--21.2%
    550,000 Cassadaga Valley, New York Central School
            District..................................   Aaa/NR    2.500   6/15/04      553,991
    910,000 Greenburgh County, New York, Public
            Improvement...............................  Aa1/AA+    2.000   6/15/04      914,107
  1,150,000 Hempstead Town, New York, Series B,
            MBIA Insured+.............................  Aaa/AAA    3.000   2/01/04    1,152,066
  2,290,000 Nassau County, New York, Series C.........  Aaa/AAA    5.125   1/01/04    2,290,000
 11,500,000 New York City, Series J-SubSeries J2 (a)..   Aa1/AA    1.120   2/15/16   11,500,000
  1,500,000 New York, New York, Series A.............. MIG1/SP-1+  2.000   4/15/04    1,504,582
  1,700,000 New York, New York, Series B-SubSeries B7,
            AMBAC Insured+ (a)........................  Aaa/AAA    1.270   8/15/18    1,700,000
 11,300,000 New York, New York, Series H-
            SubSeries H-6 (a).........................  Aaa/AAA    1.050   8/01/12   11,300,000
  4,000,000 New York, New York, Series J-
            SubSeries J3 (a)..........................  Aa2/AA-    1.120   2/15/16    4,000,000
  1,700,000 New York, New York, SubSeries A-6 (a).....  Aaa/AAA    1.100   8/01/19    1,700,000
 12,000,000 New York, New York, SubSeries A-6 (a).....  Aaa/AAA    1.050   8/01/31   12,000,001
    500,000 New York, New York, SubSeries A-8 (a).....  Aa3/AA+    1.270   8/01/18      500,000
    300,000 New York, New York, SubSeries A-10 (a)....  Aa3/AA+    1.170   8/01/17      300,000
    450,000 New York, New York, SubSeries E5 (a)......  Aa3/AA-    1.260   8/01/17      450,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2003

                                                        Moody's
 Principal                                               /S&P   Interest Maturity
  Amount                                                Ratings   Rate     Date      Value
------------                                            ------- -------- -------- -----------
             Short-Term Municipal Bonds (Continued)
$    500,000 New York, New York, SubSeries E5 (a)...... Aa3/AA-  1.260%  8/01/19  $   500,000
     900,000 New York, New York, SubSeries E5 (a)...... Aa3/AA-  1.350   8/01/10      900,000
     100,000 Saranac, New York Central School District,
             FGIC Insured+............................. Aaa/AAA  5.500   6/15/04      101,986
     625,773 Skaneateles, New York Central School
             District, FGIC Insured+................... Aaa/NR   3.250   6/15/04      632,130
     610,000 Windsor, New York Central School District,
             FGIC Insured+............................. Aaa/NR   5.400   6/15/04      622,401
                                                                                  -----------
                                                                                   52,621,264
                                                                                  -----------
             Healthcare--2.4%
   3,400,000 New York State Dormitory Authority
             Revenue (Mental Health), Subseries
             D-2D (a).................................. Aaa/AAA  1.080   2/15/31    3,400,000
   2,000,000 New York State Dormitory Authority
             Revenue (Mental Health), SubSeries
             D-2F (a).................................. A3/AA-   1.220   2/15/31    2,000,000
     500,000 New York State Dormitory Authority
             Revenue (Mental Health), Series E......... Aaa/AAA  6.000   2/15/04      503,067
                                                                                  -----------
                                                                                    5,903,067
                                                                                  -----------
             Housing--8.9%
     900,000 New York City Housing Development Corp.,
             Multi-Family Housing Revenue (Tribeca
             Towers), Series A (a)..................... NR/AAA   1.150   11/15/19     900,000
   6,000,000 New York State Housing Development Corp.,
             Multi-Family Rental Housing Revenue,
             Series A, FNMA Insured+ (a)............... NR/AAA   1.100   8/15/32    6,000,000
   6,500,000 New York State Housing Finance Agency
             Revenue, (101 West End) (a)............... Aaa/NR   1.090   5/15/31    6,500,000
   1,500,000 New York State Housing Finance Agency
             Revenue (750 6th Ave.), Series A (a)...... Aaa/NR   1.150   5/15/31    1,500,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2003

                                                         Moody's
 Principal                                                /S&P   Interest Maturity
  Amount                                                 Ratings   Rate     Date      Value
------------                                             ------- -------- -------- -----------
             Short-Term Municipal Bonds (Continued)
$    900,000 New York State Housing Finance Agency
             Revenue (750 6th Ave.), Series A (a)....... Aaa/NR   1.150%  5/15/31  $   900,000
   1,500,000 New York State Housing Finance Agency
             Revenue (East 39th St.), Series A (a)...... Aaa/NR   1.150   11/15/31   1,500,000
     900,000 New York State Housing Finance Agency
             Revenue (Gethsemane Apartments),
             Series A (a)............................... Aaa/NR   1.120   5/15/33      900,000
   1,900,000 New York State Housing Finance Agency
             Revenue (Normandie CT I Project) (a)....... Aaa/AA+  1.080   5/15/15    1,900,000
   1,000,000 New York State Housing Finance Agency
             Revenue (Tribeca), Series A (a)............ Aaa/NR   1.150   11/15/29   1,000,000
   1,000,000 New York State Housing Finance Agency
             Revenue, Series A (a)...................... Aaa/NR   1.150   5/01/29    1,000,000
                                                                                   -----------
                                                                                    22,100,000
                                                                                   -----------
             Industrial Development Bonds--3.8%
   1,500,000 Babylon, New York (a)...................... Aaa/NR   1.040   9/01/17    1,500,000
   3,200,000 Babylon, New York Industrial Development
             Agency Resource Revenue (Ogden Martin
             Project) (a)............................... Aaa/AAA  1.110   1/01/19    3,200,000
   2,000,000 New York City Industrial Development
             Agency Special Facility Revenue (Korean Air
             Lines Co.), Series C (a)................... Aaa/AAA  1.090   11/01/24   2,000,000
   1,800,000 New York City Industrial Development
             Agency Civic Facility Revenue (National
             Audubon Society) (a).......................  NR/AA   1.270   12/01/14   1,800,000
     500,000 Troy, New York Industrial Development
             Agency Civic Facility Revenue (Rensselaer
             Polytech), Series E (a)....................  A1/A+   1.250   4/01/37      500,000
     400,000 Yonkers, New York Industrial Development
             Agency Civic Facility Revenue (Consumers
             Union Facility) (a)........................ Aa2/NR   1.120   7/01/19      400,000
                                                                                   -----------
                                                                                     9,400,000
                                                                                   -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2003

                                                         Moody's
 Principal                                                /S&P     Interest Maturity
  Amount                                                 Ratings     Rate     Date      Value
------------                                            ---------- -------- -------- -----------
             Short-Term Municipal Bonds (Continued)
             Other--5.3%
$  1,897,000 New York City Cultural Resource Revenue
             (Solomon R Guggenheim Museum),
             Series B (a)..............................   Aa1/AA    1.270%  12/01/15 $ 1,897,000
   3,000,000 New York, New York City Cultural
             Resource, (American Museum of Natural
             History), MBIA Insured+ (a)...............  Aaa/AAA    1.040   4/01/21    3,000,000
   2,170,000 New York State Local Government Assistance
             Corp. Series D, AMBAC Insured+ (a)........  Aaa/AAA    5.000   4/01/23    2,191,171
   6,100,000 New York State Local Government Assistance
             Corp., Series D (a).......................   Aa3/AA    1.050   4/01/25    6,100,000
                                                                                     -----------
                                                                                      13,188,171
                                                                                     -----------
             Special Tax--13.9%
     600,000 Municipal Assistance Corp. for New York
             City, Series E............................  Aa1/AA+    6.000   7/01/04      614,964
     500,000 Municipal Assistance Corp. for New York
             City, Series J............................  Aa1/AA+    6.000   7/01/04      512,300
   2,500,000 Nassau County, New York Interim Finance
             Authority, Sales Tax Secured, Series B (a)  Aaa/AAA    1.100   11/15/22   2,500,000
   2,500,000 Nassau County, New York Tax Anticipation,
             Series B.................................. MIG1/SP-1+  2.000   10/15/04   2,516,945
   3,800,000 New York State Local Government Assistance
             Corp., Series C (a).......................  Aaa/AA+    1.100   4/01/25    3,800,000
   8,000,000 New York State Local Government Assistance
             Corp., Series G (a).......................   Aa3/A+    1.070   4/01/25    8,000,000
   1,500,000 New York, New York City Transitional
             Finance Authority, Series 2...............  MIG1/NR    2.000   2/19/04    1,501,880
   1,500,000 New York, New York City Transactional
             Finance Authority, SubSeries 2F (a).......  Aa2/AA+    1.270   11/01/22   1,500,000
   2,610,000 New York, New York City Transitional
             Finance Authority Revenue, Series 1-
             Sub 1D (a)................................  Aa2/AA+    1.270   11/01/22   2,610,000
   3,000,000 New York, New York City Transitional
             Finance Authority Revenue, Series A (a)...  Aa2/AA+    1.250   2/15/30    3,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2003

                                                        Moody's
 Principal                                               /S&P     Interest Maturity
  Amount                                                Ratings     Rate     Date      Value
------------                                           ---------- -------- -------- -----------
             Short-Term Municipal Bonds (Continued)
$  1,000,000 New York, New York City Transitional
             Finance Authority Revenue, Series C......  Aa2/AA+    5.000%  2/15/04  $ 1,004,793
   3,000,000 New York, New York City Transitional
             Finance Authority Revenue,
             Subseries 2D (a).........................  Aa2/AA+    1.120   11/01/22   3,000,000
   3,000,000 Puerto Rico Commonwealth Tax & Revenue
             Anticipation Notes....................... MIG1/SP-1+  2.000   7/30/04    3,017,738
   1,000,000 Suffolk County, New York Tax Anticipation
             Notes.................................... MIG1/SP-1+  2.000   9/08/04    1,006,313
                                                                                    -----------
                                                                                     34,584,933
                                                                                    -----------
             State Appropriation--3.4%
   4,100,000 Jay Street Development Corp., New York
             Courts Facility Lease Revenue,
             Series A-1 (a)...........................  Aaa/AA+    1.080   5/01/22    4,100,000
   1,000,000 New York State Thruway Authority General
             Revenue, Series A........................ MIG/SP-1+   1.125   3/25/04    1,000,000
     425,000 New York State Thruway Authority Highway
             & Bridge Trust Fund, Series A,
             MBIA Insured+............................  Aaa/AAA    6.250   4/01/04      430,587
     385,000 New York State Thruway Authority Highway
             & Bridge Trust Fund, Series B............  Aaa/AAA    3.500   4/01/04      387,287
     350,000 New York State Thruway Authority Highway
             & Bridge Trust Fund, Series B-1,
             MBIA Insured+............................  Aaa/AAA    5.500   4/01/04      353,804
   1,000,000 New York State Thruway Authority Service
             Contract Revenue, Local Highway & Bridge,
             PreRefunded (a)..........................  Aaa/AAA    5.750   4/01/13    1,031,580
   1,000,000 New York State Thruway Authority Service
             Contract Revenue Local Highway & Bridge,
             Series A.................................  Aaa/AAA    6.000   1/01/04    1,000,000
                                                                                    -----------
                                                                                      8,303,258
                                                                                    -----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2003

                                                         Moody's
 Principal                                                /S&P   Interest Maturity
  Amount                                                 Ratings   Rate     Date      Value
------------                                             ------- -------- -------- -----------
             Short-Term Municipal Bonds (Continued)
             Transportation--11.0%
$  4,400,000 Port Authority NY and NJ Special Obligation
             Revenue, (Versatile Structure Obligation),
             Series 2 (a)...............................  A2/A-   1.270%  5/01/19  $ 4,400,000
   1,120,000 Port Authority NY and NJ Special Obligation
             Revenue, (Versatile Structure Obligation),
             Series 5 (a)...............................  A2/A-   1.290   8/01/24    1,120,000
   4,500,000 Triborough Bridge & Tunnel Authority
             General Purpose, Series B (a).............. Aa3/AA-  1.130   1/01/33    4,500,000
  11,600,000 Triborough Bridge & Tunnel Authority,
             General Purpose, Series F (a).............. Aa3/AA-  1.250   11/01/32  11,600,000
   3,000,000 Triborough Bridge & Tunnel Authority,
             Series C, AMBAC Insured+ (a)............... Aaa/AAA  1.080   1/01/32    3,000,000
   2,800,000 Triborough Bridge & Tunnel Authority
             Special Obligation, Series D (a)........... Aaa/AAA  1.080   1/01/31    2,800,000
                                                                                   -----------
                                                                                    27,420,000
                                                                                   -----------
             Utilities--20.6%
     895,000 Great Neck North Water Authority, New
             York, Water System Revenue, Series A,
             FGIC Insured+ (a).......................... Aaa/AAA  1.250   1/01/20      895,000
     500,000 Long Island Power Authority, New York
             Electric System Revenue.................... Aaa/AAA  5.000   4/01/04      505,028
   4,500,000 Long Island Power Authority, New York,
             Electric System Revenue, Series 1A (a)..... Aaa/AAA  1.120   5/01/33    4,500,000
   4,000,000 Long Island Power Authority, New York
             Electric System Revenue, Series G,
             FSA Insured+ (a)........................... Aaa/AAA  1.070   12/01/29   4,000,000
   1,500,000 Long Island Power Authority, New York
             Electric System Revenue, Sub-Series 1B (a). Aa2/AA   1.270   5/01/33    1,500,000
   9,000,000 New York City Municipal Water Finance
             Authority, Water & Sewer System Revenue,
             Series C, FGIC Insured+ (a)................ Aaa/AAA  1.270   6/15/22    9,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2003

                                                      Moody's
 Principal                                             /S&P   Interest Maturity
  Amount                                              Ratings   Rate     Date     Value
------------                                          ------- -------- -------- ----------
             Short-Term Municipal Bonds (Continued)
$  2,400,000 New York City Municipal Water Finance
             Authority, Water & Sewer System Revenue,
             Series C, FGIC Insured+ (a)............. Aaa/AAA  1.270%  6/15/23  $2,400,000
   2,000,000 New York City Municipal Water Finance
             Authority, Water & Sewer System Revenue,
             Series F-2 (a).......................... Aa2/AA   1.050   6/15/33   2,000,000
   3,400,000 New York State Energy Research &
             Development Authority, Pollution Control
             Revenue (New York State Electric & Gas
             Co.), Series B (a)...................... Aa3/AA-  1.270   2/01/29   3,400,000
   4,500,000 New York State Energy Research &
             Development Authority, Pollution Control
             Revenue (Orange & Rockland Project),
             Series A (a)............................ Aaa/AAA  1.040   10/01/14  4,500,000
   5,500,000 New York State Energy Research &
             Development Authority, Pollution Control
             Revenue (Orange & Rockland Utilities),
             Series A, AMBAC Insured+ (a)............ Aaa/AAA  1.040   8/01/15   5,500,000
   2,000,000 New York State Environmental Facilities
             Corp., Pollution Control Revenue, State
             Water Revenue Fund, Series A,
             Prefunded (a)........................... Aaa/AAA  5.875   6/15/14   2,083,898
     150,000 New York State Environmental Facilities
             Corp., Pollution Control Revenue,
             Series D-02............................. Aaa/AAA  6.200   5/15/04     152,767
     250,000 New York State Environmental Facilities
             Corp., Pollution Control Revenue (State
             Water Revolving Fund), Series E......... Aaa/AAA  6.150   6/15/04     255,764
   1,925,000 New York State Environmental Facilities
             Corp., State Clean Water & Drinking
             Revolving Fund.......................... Aaa/AAA  2.000   7/15/04   1,937,051
     500,000 New York State Power Authority Revenue
             and General Purpose, Series C........... Aa2/AA-  5.000   2/15/04     502,404

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2003

                                                           Moody's
 Principal                                                  /S&P   Interest   Maturity
  Amount                                                   Ratings   Rate       Date       Value
------------                                               ------- --------   -------- ------------
             Short-term Municipal Bonds (Continued)
$  2,500,000 South Central Connecticut Regulatory Water
             Authority, Water System Revenue,
             Series B (a)................................. Aaa/AAA  1.120%    8/01/32  $  2,500,000
   5,500,000 Suffolk County, Water Authority (a).......... NR/AA-   1.080     1/01/08     5,500,000
                                                                                       ------------
                                                                                         51,131,912
                                                                                       ------------
             Total Short-Term Municipal Bonds
             (Cost $228,202,792)..........................                              228,202,792
                                                                                       ------------
 Number of
  Shares
------------
             Money Market Funds--8.5%
  11,000,000 ACM Institutional Reserves
             (Government Portfolio).......................  NR/NR   0.910%(b)            11,000,000
  10,033,951 ACM Institutional Reserves
             (Treasury Portfolio).........................  NR/NR   1.040%(b)            10,033,951
                                                                                       ------------
             Total Money Market Funds
             (Cost $21,033,951)...........................                               21,033,951
                                                                                       ------------
             Total Investments
             (Cost $249,236,743)(c)--100.4%...............                              249,236,743
             Liabilities in excess of other assets--(0.4)%                                 (899,297)
                                                                                       ------------
             Net Assets--100.0%...........................                             $248,337,446
                                                                                       ------------

AMBAC American Municipal Bond Assurance.
FGIC  Financial Guaranty Insurance Company.
FNMA  Federal National Mortgage Association.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investors Assurance.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a) Seven day or less variable rate demand note, rate shown at December 31, 2003, maturity date represents ultimate maturity.
(b)   Represents annualized 7 day yield at December 31, 2003.
(c) The cost stated also approximates the aggregate cost for Federal income tax purpose.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statement of Assets and Liabilities

         December 31, 2003

       Assets:
         Investments at market value,
          (Cost $249,236,743)........................... $  249,236,743
         Cash...........................................          6,734
         Receivables:
          Interest......................................        549,344
          Due from Advisor..............................          7,869
         Other assets...................................         26,640
                                                         --------------
          Total Assets..................................    249,827,330
                                                         --------------
       Liabilities:
         Payables:
          Capital stock repurchased.....................      1,348,299
          Dividends.....................................         53,991
          Services provided by The Bank of New
           York and Administrator.......................         52,181
         Accrued expenses and other liabilities.........         35,413
                                                         --------------
          Total Liabilities.............................      1,489,884
                                                         --------------
       Net Assets:...................................... $  248,337,446
                                                         --------------
       Sources of Net Assets:
         Capital stock @ par............................ $      248,339
         Paid in capital................................    248,096,184
         Accumulated net realized loss on
          investments...................................         (7,077)
                                                         --------------
       Net Assets....................................... $  248,337,446
                                                         --------------
       Hamilton Shares:
         Net assets..................................... $  130,910,773
                                                         --------------
         Shares outstanding.............................    130,910,090
                                                         --------------
         Net asset value, offering price and repurchase
          price per share............................... $         1.00
                                                         --------------
       Premier Shares:
         Net assets..................................... $  113,005,226
                                                         --------------
         Shares outstanding.............................    113,007,346
                                                         --------------
         Net asset value, offering price and repurchase
          price per share............................... $         1.00
                                                         --------------
       Classic Shares:
         Net assets..................................... $    4,421,447
                                                         --------------
         Shares outstanding.............................      4,421,421
                                                         --------------
         Net asset value, offering price and repurchase
          price per share............................... $         1.00
                                                         --------------
       Hamilton Shares authorized @ $.001 par value.....  2,000,000,000
       Premier Shares authorized @ $.001 par value......  2,000,000,000
       Classic Shares authorized @ $.001 par value......  2,000,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

            Investment Income:
              Interest.................................. $1,660,606
                                                         ----------
            Expenses:
              Servicing fee--Premier Shares.............    276,369
                      Classic Shares....................      9,022
              Advisory..................................    168,552
              Administration............................    168,552
              Accounting services.......................     60,032
              Registration and filings..................     50,946
              Transfer agent............................     43,586
              Custodian.................................     32,846
              Reports to shareholders...................     18,877
              Audit.....................................     17,033
              12b-1 fee--Classic Shares.................     11,769
              Directors.................................     11,053
              Legal.....................................      3,094
              Cash management...........................      2,888
              Insurance.................................      1,163
              Other.....................................     14,916
                                                         ----------
               Total Expenses...........................    890,698
              Fees waived by The Bank of New York
               (Note 3).................................   (169,879)
              Earnings credit adjustment (Note 3).......       (248)
                                                         ----------
               Net Expenses.............................    720,571
                                                         ----------
               Net Investment Income....................    940,035
                                                         ----------
            Realized Gain on Investments:
              Net realized gain on investments..........          2
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $  940,037
                                                         ----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statements of Changes in Net Assets

                                                                                            For the Period
                                                                                          February 25, 2002*
                                                                           Year Ended          Through
                                                                        December 31, 2003 December 31, 2002
                                                                        ----------------- ------------------
Operations:
  Net investment income................................................   $     940,035      $    699,828
  Net realized gain (loss) on investments..............................               2            (1,412)
                                                                          -------------      ------------
   Net increase in net assets resulting from operations................         940,037           698,416
                                                                          -------------      ------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares................        (387,788)         (206,326)
                          Premier Shares...............................        (538,600)         (482,811)
                          Classic Shares...............................         (13,647)          (10,691)
                                                                          -------------      ------------
                                                                               (940,035)         (699,828)
                                                                          -------------      ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares....................     217,026,672        57,828,947
                     Premier Shares....................................     245,050,830       162,232,087
                     Classic Shares....................................      24,417,169        11,529,257
  Proceeds from shares issued on reinvestment
   of dividends: Hamilton Shares.......................................         191,645            62,007
           Premier Shares..............................................         420,425           240,841
           Classic Shares..............................................          13,527            10,046
  Value of capital stock repurchased: Hamilton Shares..................    (135,022,626)       (9,176,555)
                      Premier Shares...................................    (216,832,480)      (78,104,358)
                      Classic Shares...................................     (25,339,431)       (6,209,147)
                                                                          -------------      ------------
  Net increase in net assets resulting from capital stock transactions.     109,925,731       138,413,125
                                                                          -------------      ------------
   Increase in Net Assets..............................................     109,925,733       138,411,713
Net Assets:
  Beginning of period..................................................     138,411,713                --
                                                                          -------------      ------------
  End of year..........................................................   $ 248,337,446      $138,411,713
                                                                          -------------      ------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares.........................................     217,026,672        57,828,947
         Premier Shares................................................     245,050,830       162,232,087
         Classic Shares................................................      24,417,169        11,529,257
  Shares issued on reinvestment of dividends: Hamilton Shares..........         191,646            62,007
                           Premier Shares..............................         420,425           240,842
                           Classic Shares..............................          13,527            10,046
  Shares repurchased: Hamilton Shares..................................    (135,022,627)       (9,176,555)
             Premier Shares............................................    (216,832,480)      (78,104,358)
             Classic Shares............................................     (25,339,431)       (6,209,147)
                                                                          -------------      ------------
   Net increase........................................................     109,925,731       138,413,126
  Shares outstanding, beginning of period..............................     138,413,126                --
                                                                          -------------      ------------
  Shares outstanding, end of year......................................     248,338,857       138,413,126
                                                                          -------------      ------------

* Commencement of offering of shares.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Financial Highlights

                                                                 Hamilton Shares
                                                       -------------------------------
                                                                          For the period
                                                                          March 28, 2002*
                                                          Year ended          through
                                                       December 31, 2003 December 31, 2002
                                                       ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period................     $   1.00           $  1.00
                                                           --------           -------
Gain from investment operations
Net investment income.................................        0.007             0.010
                                                           --------           -------
Dividends
Dividends from net investment income..................       (0.007)           (0.010)
                                                           --------           -------
Net asset value at end of year........................     $   1.00           $  1.00
                                                           --------           -------
TOTAL RETURN:.........................................         0.74%             0.98%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).............     $130,911           $48,714
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....         0.25%             0.25%***
 Expenses, prior to waiver from The Bank of New York..         0.35%             0.48%***
 Net investment income, net of waiver from The Bank of
   New York...........................................         0.75%             1.21%***

*  Commencement of offering of shares.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                  Premier Shares
                                                       --------------------------------
                                                                           For the period
                                                                         February 25, 2002*
                                                          Year ended          Through
                                                       December 31, 2003 December 31, 2002
                                                       ----------------- ------------------
PER SHARE DATA:
Net asset value at beginning of period................     $   1.00           $  1.00
                                                           --------           -------
Gain from investment operations
Net investment income.................................        0.005             0.009
                                                           --------           -------
Dividends
Dividends from net investment income..................       (0.005)           (0.009)
                                                           --------           -------
Net asset value at end of year........................     $   1.00           $  1.00
                                                           --------           -------
TOTAL RETURN:.........................................         0.49%             0.88%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).............     $113,005           $84,368
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....         0.50%             0.50%***
 Expenses, prior to waiver from The Bank of New York..         0.60%             0.77%***
 Net investment income, net of waiver from The Bank of
   New York...........................................         0.48%             1.01%***

*  Commencement of offering of shares.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                 Classic Shares
                                                       -------------------------------
                                                                          For the period
                                                                          April 1, 2002*
                                                          Year ended          Through
                                                       December 31, 2003 December 31, 2002
                                                       ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period................      $  1.00           $  1.00
                                                            -------           -------
Gain from investment operations
Net investment income.................................        0.003             0.006
                                                            -------           -------
Dividends
Dividends from net investment income..................       (0.003)           (0.006)
                                                            -------           -------
Net asset value at end of year........................      $  1.00           $  1.00
                                                            -------           -------
TOTAL RETURN:                                                  0.29%             0.59%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).............      $ 4,421           $ 5,330
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....         0.69%             0.75%***
 Expenses, prior to waiver from The Bank of New York..         0.79%             0.96%***
 Net investment income, net of waiver from The Bank of
   New York...........................................         0.29%             0.68%***

*  Commencement of offering of shares.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Schedule of Investments

         December 31, 2003

 Principal
  Amount                                   Value
------------                             ----------
             Asset-Backed Securities--35.9%
             Asset-Backed Securities--
             Automotive--24.3%
$  5,000,000 Americredit Automobile
             Receivables Trust, Series
             2002-D, Class A3
             2.72%, 4/12/07............. $5,049,966
     768,084 Capital Auto Receivables
             Asset Trust, Series 2002-4,
             Class A2B
             1.74%, 1/17/05.............    769,265
   1,193,049 Capital Auto Receivables
             Asset Trust, Series 2002-5,
             Class A2A
             1.22%, 1/18/05 FRN.........  1,193,049
   4,000,000 Capital Auto Receivables
             Asset Trust, Series 2003-2,
             Class A3B
             1.20%, 2/15/07 FRN.........  4,003,059
   5,000,000 Capital One Auto Finance
             Trust, Series 2002-C,
             Class A3A
             2.65%, 4/16/07.............  4,999,440
   4,000,000 Capital One Prime Auto
             Receivables Trust, Series
             2003-2, Class A3
             1.20%, 9/17/07 FRN.........  4,004,540
   5,000,000 Carmax Auto Owner Trust,
             Series 2003-2, Class A2
             1.68%, 8/15/06.............  5,011,276
   2,500,000 Chase Manhattan Auto
             Owner Trust, Series 2003-B,
             Class A2
             1.28%, 3/15/06.............  2,500,852

 Principal
  Amount                                      Value
------------                                ----------
             Asset-Backed Securities
             (Continued)
$    373,284 Ford Credit Auto Owner
             Trust, Series 2002-B,
             Class A3A
             4.14%, 12/15/05............... $  378,276
   4,000,000 Ford Credit Auto Owner
             Trust, Series 2003-A,
             Class A3B
             1.22%, 7/17/06 FRN............  4,002,032
   4,566,086 Harley-Davidson Motorcycle
             Trust, Series 2003-4, Class A1
             1.47%, 4/15/08................  4,568,878
     320,113 Honda Auto Receivables
             Owner Trust, Series 2002-3,
             Class A2
             2.26%, 12/18/04...............    320,480
   2,000,000 Honda Auto Receivables
             Owner Trust, Series 2003-2,
             Class A2
             1.34%, 12/21/05...............  2,002,038
   5,000,000 Honda Auto Receivables
             Owner Trust, Series 2003-4,
             Class A2
             1.58%, 7/17/06................  5,008,131
   5,000,000 Honda Auto Receivables
             Owner Trust, Series 2003-5,
             Class A2
             1.57%, 6/19/06................  5,001,350
   5,000,000 Hyundai Auto Receivables
             Trust, Series 2003-A, Class
             A2
             1.56%, 9/15/06................  5,005,909

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2003

 Principal
  Amount                                      Value
------------                                ----------
             Asset-Backed Securities
             (Continued)
$  5,000,000 M&I Auto Loan Trust, Series
             2002-1, Class A3
             2.49%, 10/22/07............... $5,043,432
      23,790 MMCA Automobile Trust,
             Series 2002-2, Class A2
             2.64%, 6/15/05................     23,815
   1,155,042 MMCA Automobile Trust,
             Series 2002-4, Class A2
             1.92%, 10/17/05...............  1,157,106
   5,000,000 Nissan Auto Lease Trust,
             Series 2003-A, Class A3A
             1.30%, 6/15/09 FRN............  5,010,270
     406,759 Onyx Acceptance Auto Trust,
             Series 2002-D, Class A2
             1.95%, 7/15/05................    407,232
   5,000,000 Onyx Acceptance Auto Trust,
             Series 2003-C, Class A2
             1.34%, 5/15/06................  5,003,721
   5,000,000 Regions Auto Receivables
             Trust, Series 2003-2, Class A2
             1.63%, 8/15/06................  4,999,500
   2,500,000 Toyota Auto Receivables
             Owner Trust, Series 2003-B,
             Class A3
             1.19%, 8/15/07 FRN............  2,501,176
   1,876,186 USAA Auto Owner Trust,
             Series 2002-1, Class A3
             2.41%, 10/16/06...............  1,889,667
   3,000,000 USAA Auto Owner Trust,
             Series 2003-1, Class A2
             1.22%, 4/17/06................  3,001,145

 Principal
  Amount                                      Value
------------                               ------------
             Asset-Backed Securities
             (Continued)
$  6,150,000 Volkswagen Auto Loan
             Enhanced Trust,
             Series 2003-1, Class A2
             1.11%, 12/20/05.............. $  6,147,717
   5,000,000 Volkswagen Auto Loan
             Enhanced Trust, Series
             2003-2, Class A2
             1.55%, 6/20/06...............    5,008,071
   2,500,000 WFS Financial Owner Trust,
             Series 2003-1, Class A3
             2.03%, 8/20/07...............    2,512,258
   3,000,000 WFS Financial Owner Trust,
             Series 2003-3, Class A3B
             1.30%, 5/20/08 FRN...........    3,007,112
   5,000,000 WFS Financial Owner Trust,
             Series 2003-4, Class A2
             1.67%, 4/20/07...............    5,009,578
       3,695 World Omni Auto
             Receivable Trust, Series
             2002-A, Class A2
             2.53%, 1/18/05...............        3,695
                                           ------------
                                            104,544,036
                                           ------------
             Asset-Backed Securities--
             Credit Cards--1.5%
   5,000,000 Chase Credit Card Master
             Trust, Series 2002-4, Class A
             1.21%, 10/15/07 FRN..........    5,005,409
   1,500,000 Citibank Credit Card Issuance
             Trust, Series 2003-A2,
             Class A2
             2.70%, 1/15/08...............    1,512,468
                                           ------------
                                              6,517,877
                                           ------------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2003

 Principal
  Amount                                       Value
------------                                 ----------
             Asset-Backed Securities
             (Continued)
             Asset Backed Securities--Home Equity
             Loans--0.4%
$  1,557,502 Centex Home Equity, Series
             2003-B, Class AF1
             1.64%, 2/25/18................. $1,557,092
                                             ----------
             Asset-Backed Securities--Mortgages--7.3%
   5,000,000 Ameriquest Mortgage
             Securities Inc. Series 2003-13,
             Class AF1
             1.37%, 1/25/34 FRN.............  5,000,000
   3,579,745 Chase Funding Mortgage
             Loan, Series 2003-2,
             Class 1A1
             1.86%, 1/25/18.................  3,583,204
   2,758,219 Residential Asset Mortgage
             Products, Inc., Series 2002-
             RS6, Class AI2
             3.21%, 11/25/23................  2,768,662
   2,000,000 Residential Asset Mortgage
             Products, Inc., Series 2003-
             RS7, Class AI3
             3.68%, 9/25/27.................  2,009,196
   5,300,000 Residential Asset Mortgage
             Products, Inc. Series 2003-
             RS11, Class AI1
             1.33%, 3/25/23 FRN.............  5,299,999
   4,854,431 Residential Asset Securities
             Corp. Series 2003-KS9,
             Class AI1
             1.30%, 2/25/21 FRN.............  4,857,464

 Principal
  Amount                                     Value
------------                              ------------
             Asset-Backed Securities
             (Continued)
$  3,000,000 Residential Asset Securities
             Corp. Series 2003-KS11,
             Class AIIB
             1.44%, 1/25/34 FRN.......... $  3,000,000
   5,000,000 Specialty Underwriting &
             Residential Finance Series
             2003-BC4, Class A3A
             1.34%, 11/25/34 FRN.........    5,000,000
                                          ------------
                                            31,518,525
                                          ------------
             Asset-Backed Securities--Other--1.2%
   5,000,000 CIT Equipment Collateral
             Series 2003-EF1, Class A3
             1.31%, 1/20/08 FRN..........    5,000,475
                                          ------------
             Asset-Backed Securities--
             Student Loans--1.2%
   5,000,000 College Loan Corp. Trust,
             Series 2003-2, Class A2
             1.31%, 1/25/12 FRN..........    5,003,125
                                          ------------
             Total Asset-Backed
             Securities
             (Cost $153,885,065).........  154,141,130
                                          ------------
             United States Government
             Agencies & Obligations--35.1%
             Federal Farm Credit Bank--4.1%
   5,000,000 0.00%, 12/14/04.............    4,940,240
   5,000,000 2.08%, 12/20/04.............    5,037,094
   2,500,000 1.80%, 4/07/05..............    2,509,428
   2,500,000 2.10%, 9/02/05..............    2,513,503
   2,700,000 2.50%, 3/15/06..............    2,721,473
                                          ------------
                                            17,721,738
                                          ------------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2003

 Principal
  Amount                                    Value
------------                             -----------
             United States Government
             Agencies & Obligations
             (Continued)
             Federal Home Loan Bank--5.2%
$  5,000,000 1.625%, 4/15/05............ $ 5,013,500
   4,335,000 1.50%, 5/13/05.............   4,331,246
   3,560,000 2.04%, 8/26/05.............   3,570,370
   2,500,000 2.08%, 8/26/05.............   2,503,415
   2,000,000 2.47%, 11/25/05............   2,010,206
   5,000,000 1.875%, 6/15/06............   4,956,175
                                         -----------
                                          22,384,912
                                         -----------
             Federal Home Loan Mortgage Corp.--4.8%
     550,000 3.25%, 1/15/04.............     550,427
   5,000,000 1.66%, 12/30/04............   5,003,015
   5,000,000 1.875%, 1/15/05............   5,027,334
   5,000,000 1.145%, 9/09/05 FRN........   5,002,405
   2,500,000 2.875%, 9/15/05............   2,546,765
   2,500,000 2.00%, 9/29/05.............   2,504,508
                                         -----------
                                          20,634,454
                                         -----------
             Federal National Mortgage
             Association--3.8%
   5,000,000 1.55%, 11/17/04............   5,000,715
   5,000,000 1.63%, 12/15/04............   5,001,165
   5,000,000 1.875%, 12/15/04...........   5,027,125
   1,500,000 2.10%, 8/15/05.............   1,501,784
                                         -----------
                                          16,530,789
                                         -----------
             Student Loan Marketing Association--0.1%
     250,000 4.75%, 4/23/04.............     253,020
                                         -----------
             United States Treasury Notes--17.1%
   2,000,000 3.00%, 1/31/04.............   2,003,752
     300,000 3.00%, 2/29/04.............     301,055
   1,000,000 3.25%, 5/31/04.............   1,009,493
   2,500,000 2.25%, 7/31/04.............   2,518,068

 Principal
  Amount                                 Value
-----------                           ------------
            United States Government
            Agencies & Obligations
            (Continued)
$ 2,000,000 2.125%, 8/31/04.......... $  2,014,298
  2,250,000 1.875%, 9/30/04..........    2,263,448
  6,000,000 2.00%, 11/30/04..........    6,044,766
 12,000,000 1.75%, 12/31/04..........   12,064,223
 10,000,000 1.625%, 1/31/05..........   10,041,800
  7,500,000 1.50%, 2/28/05...........    7,519,635
  7,500,000 1.625%, 3/31/05..........    7,528,133
  7,500,000 1.625%, 4/30/05..........    7,524,908
  5,000,000 1.50%, 7/31/05...........    4,997,660
  5,000,000 1.875%, 12/31/05.........    5,004,885
  2,500,000 2.00%, 5/15/06...........    2,501,270
                                      ------------
                                        73,337,394
                                      ------------
            Total United States
            Government Agencies &
            Obligations
            (Cost $150,525,878)......  150,862,307
                                      ------------
            Corporate Bonds--10.7%
            Banking and Finance--1.3%
  3,000,000 J.P. Morgan Chase & Co.
            1.42%, 2/24/05...........    3,010,263
  2,500,000 Marshall & Ilsley Bank
            1.57%, 3/10/05...........    2,483,983
                                      ------------
                                         5,494,246
                                      ------------
            Beverages--1.2%
  5,000,000 Coca-Cola Enterprises
            6.625%, 8/01/04..........    5,141,890
                                      ------------
            Financial Services--4.5%
  4,000,000 Citigroup, Inc.
            1.26%, 7/26/04 FRN.......    4,003,480

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2003

 Principal
  Amount                                   Value
------------                            -----------
             Corporate Bonds (Continued)
$  2,250,000 General Electric Capital
             Corp.
             1.295%, 3/15/05 FRN....... $ 2,254,714
   5,000,000 General Electric Capital
             Corp.
             1.35%, 5/12/06 FRN........   5,017,400
   3,000,000 Merrill Lynch & Co.
             5.70%, 2/06/04............   3,011,328
   5,000,000 Merrill Lynch & Co.
             1.60%, 1/13/06 FRN........   5,037,624
                                        -----------
                                         19,324,546
                                        -----------
             Health Care Products and Services--1.1%
   4,762,000 Abbott Laboratories
             5.125%, 7/01/04...........   4,851,245
                                        -----------
             Household and Personal Care
             Products--1.1%
   4,750,000 Gillette Company
             4.00%, 6/30/05............   4,920,330
                                        -----------
             Oil and Gas--1.2%
   5,000,000 BP Capital Markets PLC
             2.625%, 3/15/07...........   4,976,055
                                        -----------
             Telecommunications--0.2%
     721,000 New York Telephone Co.
             6.25%, 2/15/04............     724,916
                                        -----------
             Utilities--Gas and Electric--0.1%
     500,000 Baltimore Gas & Electric
             5.50%, 4/15/04............     506,106
                                        -----------
             Total Corporate Bonds
             (Cost $45,853,457)........  45,939,334
                                        -----------

 Principal
  Amount                                  Value
------------                            ----------
             Collateralized Mortgage
             Obligations--4.6%
             Federal Home Loan Mortgage Corp.--1.8%
$    436,531 Freddie Mac,
             Series 2603, Class AC
             2.00%, 12/15/08........... $  436,691
     760,033 Freddie Mac Stated Final,
             Series SF1, Class A2
             1.70%, 12/15/06...........    760,139
   2,033,095 FHLMC Structured Pass
             Through Securities,
             Series H005, Class A2
             2.55%, 8/15/07 FRN........  2,030,581
   2,976,472 FHLMC Structured Pass
             Through Securities,
             Series H009, Class A2
             1.88%, 3/15/08............  2,947,571
   1,986,054 FHLMC Structured Pass
             Through Securities,
             Series H010, Class A1
             1.58%, 9/15/08............  1,952,847
                                        ----------
                                         8,127,829
                                        ----------
             Federal National Mortgage
             Association--0.6%
   2,631,386 Fannie Mae,
             Series 2003-43, Class LA
             3.00%, 3/25/24............  2,637,735
                                        ----------
             Financial Services--2.2%
   1,500,000 Granite Mortgages Plc.,
             Series 2003-1, Class 1A2
             1.35%, 1/20/20 FRN........  1,501,823
     785,778 Washington Mutual, Inc.,
             Series 2003-AR3, Class A2
             2.83%, 4/25/33 FRN........    786,120

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2003

 Principal
  Amount                                   Value
------------                            -----------
             Collateralized Mortgage
             Obligations (Continued)
$  2,000,000 Washington Mutual, Inc.
             Series 2003-AR7, Class A2
             2.08%, 8/25/33 FRN........ $ 1,997,534
   5,032,000 Washington Mutual, Inc.
             Series 2003-AR12 Class A1
             1.60%, 2/25/34 FRN........   5,032,000
                                        -----------
                                          9,317,477
                                        -----------
             Total Collateralized
             Mortgage Obligations
             (Cost $20,143,343)........  20,083,041
                                        -----------
             Commercial Paper--11.1%
             Asset Backed Securities--6.4%
   5,000,000 Ciesco LLC
             1.07%, 1/06/04............   5,000,000
   2,500,000 Fountain Square Commercial
             Funding Corp.
             0.85%, 1/02/04............   2,500,000
   3,000,000 Hannover Funding Co. LLC
             0.95%, 1/02/04............   3,000,000
   5,000,000 Mane Funding Corp.
             1.11%, 1/27/04............   4,996,233
   7,000,000 Nieuw Amsterdam
             Receivables Corp.
             1.10%, 3/10/04............   6,982,499
   5,000,000 Victory Receivables Corp.
             1.11%, 1/13/04............   5,000,000
                                        -----------
                                         27,478,732
                                        -----------

 Principal
  Amount                                 Value
-----------                           -----------
            Commercial Paper
            (Continued)
            Banking and Finance--3.5%
$10,000,000 CBA (Delaware) Finance
            1.07%, 3/12/04........... $ 9,979,900
  5,000,000 Dexia Delaware LLC
            1.05%, 1/07/04...........   4,999,299
                                      -----------
                                       14,979,199
                                      -----------
            Financial Services--1.2%
  5,000,000 Citigroup Global Markets
            Holdings, Inc.
            1.06%, 1/05/04...........   4,999,579
                                      -----------
            Total Commercial Paper
            (Cost $47,455,935).......  47,457,510
                                      -----------
            Certificates of
            Deposit--1.6%
            Banking and Finance--1.6%
  5,000,000 Mercantile Safe Deposit &
            Trust Co.,
            1.40%, 1/29/04...........   5,001,295
  2,000,000 MSDW Bank, Inc.
            1.15%, 7/21/04...........   1,999,920
                                      -----------
            Total Certificates of
            Deposit
            (Cost $7,000,000)........   7,001,215
                                      -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2003

Number of
 Shares                                      Value
---------                                 ------------
          Money Market Fund--0.4%
1,809,479 ACM Institutional Reserves
          (Prime Portfolio), 0.92%(a)
          (Cost $1,809,479).............. $  1,809,479
                                          ------------
          Total Investments
          (Cost $426,673,157)(b)--
          99.4%..........................  427,294,016
          Other assets less liabilities--
          0.6%...........................    2,513,288
                                          ------------
          Net Assets--100.0%............. $429,807,304
                                          ------------

(a)Represents annualized 7 day yield at December 31, 2003.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2003, net unrealized depreciation was $131,566 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $650,682 and aggregate gross unrealized depreciation of $782,248.
FRNFloating Rate Note. Coupon shown is in effect at December 31, 2003.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value,
              (Cost $426,673,157)..................... $427,294,016
             Cash.....................................        7,499
             Receivables:
              Capital stock sold......................    2,270,817
              Interest................................    1,253,586
              Investments sold........................      129,973
             Other assets.............................       14,855
                                                       ------------
              Total Assets............................  430,970,746
                                                       ------------
           Liabilities:
             Payables:
              Capital stock repurchased...............      858,530
              Dividends...............................      173,561
              Services provided by The Bank of
               New York and Administrator.............       62,212
             Accrued expenses and other liabilities...       69,139
                                                       ------------
              Total Liabilities.......................    1,163,442
                                                       ------------
           Net Assets:................................ $429,807,304
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $    214,958
             Paid in capital..........................  430,008,103
             Overdistributed net investment income....     (676,411)
             Accumulated net realized loss on
              investments.............................     (360,205)
             Net unrealized appreciation on
              investments.............................      620,859
                                                       ------------
           Net Assets................................. $429,807,304
                                                       ------------
           Institutional Shares:
             Net assets............................... $426,475,188
                                                       ------------
             Shares outstanding.......................  213,290,928
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       2.00
                                                       ------------
           Investor Shares:
             Net assets............................... $  3,332,116
                                                       ------------
             Shares outstanding.......................    1,666,686
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       2.00
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

            Investment Income:
              Interest.................................. $6,187,664
                                                         ----------
            Expenses:
              Advisory..................................    342,305
              Administration............................    342,305
              Accounting services.......................     59,997
              Custodian.................................     53,141
              Transfer agent............................     44,541
              Registration and filings..................     36,948
              Audit.....................................     23,034
              Reports to shareholders...................     21,103
              Legal.....................................     20,361
              Directors.................................     11,089
              12b-1 fee--Investor Shares................     10,118
              Cash management...........................      6,369
              Insurance.................................      2,682
              Other.....................................     29,719
                                                         ----------
               Total Expenses...........................  1,003,712
              Fees waived by The Bank of New York
               (Note 3).................................   (137,947)
                                                         ----------
               Net Expenses.............................    865,765
                                                         ----------
               Net Investment Income....................  5,321,899
                                                         ----------
            Realized and Unrealized Gain
             (Loss) on Investments:
              Net realized gain on investments..........     58,794
              Increase (decrease) in unrealized
               appreciation/depreciation on
               investments..............................    (81,247)
                                                         ----------
              Net realized and unrealized loss on
               investments..............................    (22,453)
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $5,299,446
                                                         ----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statements of Changes in Net Assets

                                                                                                 For the Period
                                                                                                  May 1, 2002*
                                                                                 Year Ended          through
                                                                              December 31, 2003 December 31, 2002
                                                                              ----------------- -----------------
Operations:
  Net investment income......................................................   $   5,321,899     $   1,967,204
  Net realized income on investments.........................................          58,794           108,396
  Increase (decrease) in unrealized appreciation/depreciation on
   investments...............................................................         (81,247)          702,106
                                                                                -------------     -------------
   Net increase in net assets resulting from operations......................       5,299,446         2,777,706
                                                                                -------------     -------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares.................      (6,108,851)       (2,275,006)
                          Investor Shares....................................         (65,495)          (43,557)
                                                                                -------------     -------------
                                                                                   (6,174,346)       (2,318,563)
                                                                                -------------     -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................     415,024,218       348,689,203
                     Investor Shares.........................................       1,567,074         6,805,726
  Proceeds from shares issued on reinvestment
   of dividends: Institutional Shares........................................       3,491,727         1,559,740
            Investor Shares..................................................          66,016            39,096
  Value of capital stock repurchased: Institutional Shares...................    (221,640,835)     (120,229,969)
                      Investor Shares........................................      (3,798,457)       (1,350,478)
                                                                                -------------     -------------
  Net increase in net assets resulting from capital stock transactions.......     194,709,743       235,513,318
                                                                                -------------     -------------
   Increase in Net Assets....................................................     193,834,843       235,972,461
Net Assets:
  Beginning of period........................................................     235,972,461                --
                                                                                -------------     -------------
  End of year (includes overdistributed net investment income of $676,411 at
   December 31, 2003 and $318,976 at December 31, 2002)......................   $ 429,807,304     $ 235,972,461
                                                                                -------------     -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................     207,198,977       174,322,306
         Investor Shares.....................................................         781,943         3,402,399
  Shares issued on reinvestment of dividends: Institutional Shares...........       1,744,598           779,205
                            Investor Shares..................................          32,961            19,548
  Shares repurchased: Institutional Shares...................................    (110,647,388)      (60,106,770)
              Investor Shares................................................      (1,896,170)         (673,995)
                                                                                -------------     -------------
   Net increase..............................................................      97,214,921       117,742,693
  Shares outstanding, beginning of period....................................     117,742,693                --
                                                                                -------------     -------------
  Shares outstanding, end of year............................................     214,957,614       117,742,693
                                                                                -------------     -------------

*Commencement of offering of shares.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Financial Highlights


                                                              Institutional Shares
                                                       -------------------------------
                                                                          For the Period
                                                                           May 1, 2002*
                                                          Year Ended          through
                                                       December 31, 2003 December 31, 2002
                                                       ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period................     $   2.00          $   2.00
                                                           --------          --------
Gain from investment operations
Net investment income.................................         0.03              0.03
Net realized and unrealized gain on investments.......         0.01                --
                                                           --------          --------
 Total from investment operations.....................         0.04              0.03
                                                           --------          --------
Dividends
Dividends from net investment income..................        (0.04)            (0.03)
                                                           --------          --------
Net asset value at end of year........................     $   2.00          $   2.00
                                                           --------          --------
TOTAL RETURN:.........................................         1.86%             1.63%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).............     $426,475          $230,467
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....         0.25%             0.25%***
 Expenses, prior to waiver from The Bank of New York..         0.29%             0.38%***
 Net investment income, net of waiver from The Bank of
   New York...........................................         1.56%             1.97%***
Portfolio turnover rate...............................           87%               40%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                 Investor Shares
                                                       -------------------------------
                                                                          For the Period
                                                                           May 2, 2002*
                                                          Year Ended          through
                                                       December 31, 2003 December 31, 2002
                                                       ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period................      $ 2.00            $ 2.00
                                                            ------            ------
Gain from investment operations
Net investment income.................................        0.03              0.02
Net realized and unrealized gain on investments.......          --              0.01
                                                            ------            ------
 Total from investment operations.....................        0.03              0.03
                                                            ------            ------
Dividends
Dividends from net investment income..................       (0.03)            (0.03)
                                                            ------            ------
Net asset value at end of year........................      $ 2.00            $ 2.00
                                                            ------            ------
TOTAL RETURN:.........................................        1.60%             1.43%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).............      $3,332            $5,505
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....        0.50%             0.50%***
 Expenses, prior to waiver from The Bank of New York..        0.54%             0.60%***
 Net investment income, net of waiver from The Bank of
   New York...........................................        1.37%             1.72%***
Portfolio turnover rate...............................          87%               40%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of twenty separate series. The four series presented in these financial statements are the BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton Treasury Money Fund (the "Treasury Money Fund"), BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") and BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). The Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund consist of three classes of shares: Hamilton Shares, Premier Shares, and Classic Shares. The Enhanced Income Fund consists of two classes of shares: Institutional Shares and Investor Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) Security Valuations

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund, Treasury Money Fund, New York Tax-Exempt Money Fund, and short-term securities with a remaining maturity of 60 days or less in the Enhanced Income Fund are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  The Enhanced Income Fund may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of discounts and premiums, is accrued daily.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                       % of Average
                     Daily Net Assets
                     ----------------
Money Fund..........       .10%
Treasury Money Fund.       .10%
New York Tax-Exempt
 Money Fund.........       .10%
Enhanced Income Fund       .10%

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the

Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                               % of Average
                                             Daily Net Assets
                                             ----------------
                   Money Fund...............       .10%
                   Treasury Money Fund......       .10%
                   New York Tax-Exempt Money
                    Fund....................       .10%
                   Enhanced Income Fund.....       .10%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2003 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2003, the Money Fund and the Enhanced Income Fund did not earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                   Hamilton Premier Classic
                                    Shares  Shares  Shares
                                   -------- ------- -------
                     New York Tax-
                     Exempt Money
                     Fund.........   .25%     .50%    .75%

                     Institutional Investor
                        Shares      Shares
                     ------------- --------
Enhanced Income Fund      .25%       .50%

  The Money Fund and Treasury Money Fund did not have any expense waivers for the year ended December 31, 2003.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund. Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                  Date of
                               Implementation
Name of Fund          Class    of 12b-1 Plan
------------          -----   ----------------
Money Fund.......... Classic  December 4, 1995
Treasury Money Fund. Classic   April 30, 1999
New York Tax-Exempt
 Money Fund......... Classic   April 1, 2002
Enhanced Income Fund Investor   May 2, 2002

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund, pursuant to which, Premier Shares and Classic Shares of the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Premier Shares and Classic Shares of the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund, the Treasury Money Fund and the New York Tax-Exempt Money Fund.

4. Portfolio Securities

  For the year ended December 31, 2003, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                      Enhanced Income Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $241,119,943 $166,485,151
All Others.........  174,630,654   66,340,664

5. Federal Income Taxes

  For federal income tax purposes, the Fund indicated below has capital loss carryforwards as of December 31, 2003 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                     Capital Loss
                     Carryforward Expiration
                     ------------ ----------
New York Tax-Exempt
 Money Fund.........     2,954       2004
                         1,030       2005
                         1,681       2007
                         1,412       2010
Enhanced Income Fund   205,618       2011

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Enhanced Income Fund incurred and will elect to defer net capital losses noted during 2003. The Enhanced Income Fund will defer post-October losses in the amount of $154,587.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2003 were as follows:

                                          *Distributions paid from:
                                      ----------------------------------
                                                  Net long     Total
                                                    term      taxable
                                       Ordinary   capital  distributions
                                        income     gains       paid
                                      ----------- -------- -------------
       Money Fund.................... $53,218,241       --   $53,218,241
       Treasury Money Fund...........  13,148,943       --    13,148,943
       New York Tax-Exempt Money Fund      49,544       --        49,544
       Enhanced Income Fund..........   6,174,346       --     6,174,346

* The following tax-exempt income distribution was paid by the New York Tax-Exempt Money Fund in the amount of $890,491.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2002 were as follows:

                                          *Distributions paid from:
                                      ----------------------------------
                                                  Net long     Total
                                                    term      taxable
                                       Ordinary   capital  distributions
                                        income     gains       paid
                                      ----------- -------- -------------
       Money Fund.................... $98,542,500       --   $98,542,500
       Treasury Money Fund...........  21,567,011       --    21,567,011
       New York Tax-Exempt Money Fund      37,923       --        37,923
       Enhanced Income Fund..........   2,318,563       --     2,318,563

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. The following tax-exempt income distribution was paid by the New York Tax-Exempt Money Fund in the amount of $661,905.

  As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                             Accumulated                     Total
                     Undistributed Undistributed             capital and    Unrealized    accumulated
                       ordinary      long-term   Accumulated    other     appreciation/    earnings/
                        income     capital gains  earnings     losses     (depreciation)   (deficit)
                     ------------- ------------- ----------- -----------  --------------  -----------
Money Fund..........       $77,166            --      77,166          --              --    $  77,166
Treasury Money Fund.        41,331            --      41,331          --              --       41,331
New York Tax-Exempt
 Money Fund.........            --            --          --      (7,077)             --       (7,077)
Enhanced Income Fund        76,013            --      76,013    (360,205)       (131,566)    (415,758)

6. Written Option Activity

  For the year ended December 31, 2003, the Enhanced Income Fund did not have any written options activity.

7. Reclassification Of Capital
Accounts

  At December 31, 2003, reclassifications were made to the capital accounts of the Money Fund, Treasury Fund and Enhanced Income Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. Concentration Of Risk

  The New York Tax-Exempt Money Fund invest substantially all of their respective assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

         Report of Ernst & Young LLP, Independent Auditors

Shareholders and Trustees
BNY Hamilton Funds

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of BNY Hamilton Funds (comprising, respectively, the Money Fund, Treasury Money Fund, New York Tax-Exempt Money Fund and Enhanced Income Fund) as of December 31, 2003 and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above and audited by us, present fairly, in all material respects, the financial position of each of the Funds referred to above comprising BNY Hamilton Funds at December 31, 2003, and the results of their operations and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States.

                                                   /s/ Ernst & Young LLP

New York, New York
February 17, 2004

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                             Principal Occupations
    Director         Position                During Past Five Years
    --------         --------                ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 69          Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, President and Chief Executive Officer,
                                  Industrial Petro-Chemicals, Inc., 1981 to
                                  Present.

James E. Quinn... Director        President, Tiffany & Co., January 2003 to
  Age 52                          Present; Member, Board of Directors, Tiffany
                                  & Co., January 1995 to Present; Vice
                                  Chairman, Tiffany & Co., 1999 to Present;
                                  Executive Vice President, Tiffany & Co.,
                                  March 1992 to 1999.

Karen Osar....... Director        Senior Vice President and Chief Financial
  Age 54.........                 Officer, Westvaco Corp., 1999 to May 2003;
                                  Vice President & Treasurer, Tenneco Inc.,
                                  January 1994 to 1999; Managing Director of
                                  Corporate Finance Group, J.P. Morgan & Co.,
                                  Inc.; held various other positions at J.P.
                                  Morgan & Co., Inc. from 1975-1994.

                                                       Principal Occupations
      Director             Position                    During Past Five Years
      --------             --------                    ----------------------
Kim Kelly........... Director             Executive Vice President and Chief Financial
  Age 46............                      Officer, Insight Communication, 1990 to
                                          2003; Chief Operating Officer, Insight
                                          Communications, January 1998 to 2003.

John R. Alchin...... Director             Executive Vice President and Treasurer,
  Age 55............                      Comcast Corporation, 1990 to Present.
                                          Managing Director of Toronto Dominion
                                          Bank prior to 1990.

Newton P.S. Merrill. Director             Senior Executive Vice President, The Bank of
  Age 64............                      New York, 1994 to May 2003; Executive Vice
                                          President and Group Executive, Bank of
                                          Boston, 1991-1994.

Kevin Bannon........ President and        Executive Vice President, The Bank of New
  Age 51             Principal Executive  York, 1993 to Present.
                     Officer

William J. Tomko.... Vice President       President, BISYS Fund Services, Inc., 1999 to
  Age 44                                  Present.

Michael A. Grunewald Vice President       Manager, Client Services, BISYS Fund Services,
  Age 32                                  Inc., 1993 to Present.

Richard Baxt........ Vice President       Senior Vice President, Client Services, BISYS
  Age 49                                  Fund Services, Inc., 1997 to Present; General
                                          Manager of Investment and Insurance, First
                                          Fidelity Bank; President, First Fidelity Brokers;
                                          President, Citicorp Investment Services.

George Roeck........ Treasurer and        Vice President, Director of Administration and
  Age 45             Principal Accounting Tax Services, Accounting and Administrative
                     Officer              Services, The Bank of New York, 2003 to
                                          Present; Chief Financial Officer for
                                          Greenbridge Group, 2001 to 2002; Chief
                                          Financial Officer for GSCP, Inc., 1998 to
                                          2000.

                                                 Principal Occupations
    Director          Position                   During Past Five Years
    --------          --------                   ----------------------
Lisa M. Hurley.. Secretary           Executive Vice President, Legal Services, BISYS
  Age 47                             Fund Services, Inc., 1995--Present; Attorney,
                                     private practice, 1990 to 1995.

Alaina V. Metz.. Assistant Secretary Chief Administrator, Administration Services
  Age 36                             of BISYS Fund Services, Inc., June 1995 to
                                     Present; Supervisor of Mutual Fund Legal
                                     Department, Alliance Capital Management,
                                     May 1989 to June 1995.

Kim R. Grundfast Assistant Secretary Assistant Counsel, Legal Services of BISYS
  Age 31                             Fund Services, Inc., 2002 to Present; Attorney,
                                     private practice, 2000 to 2002; Senior Judicial
                                     Law Clerk, Massachusetts Superior Court,
                                     1998 to 2000.

The Funds' Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Premier Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Classic Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund or Enhanced Income Fund.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016




                                                                 12/03 BNY-0369

                                   [LOGO] BNY


                                 ANNUAL REPORT

                               DECEMBER 31, 2003

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   INTERMEDIATE TAX-EXEMPT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE INVESTMENT GRADE FUND

   HIGH YIELD FUND

   U.S. BOND MARKET INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the twelve months ended December 31, 2003. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year, and the strategies they are pursuing in an effort to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

In the early months of 2003, the overall tone of the economy and the markets was lackluster. The domestic economy showed little sign of slipping backward or of surging forward. Also, as it became increasingly clear that the U.S. was headed for battle in Iraq, uncertainty about the war's ultimate outcome put a damper on the economy and the equity markets. In the second quarter, however, swift success in Iraq along with emerging signs of economic recovery helped to improve investor sentiment and drive the equity markets forward.

The year's second half offered investors stronger evidence of economic recovery. While employment data at times were not entirely encouraging, figures for economic growth were surprisingly solid, and corporate earnings in many cases outpaced expectations. Consumer spending continued to be strong, supported by continued low interest rates and substantial tax cuts. There were also indications of a long-awaited uptick in corporate capital spending. All major sectors of the equity markets produced positive returns for the year, with the very strongest performance coming from the riskier, highly leveraged, lower-quality stocks that had suffered the most during the long bear market. With their renewed confidence in the resurgent economy, investors were willing to take on more risk, favoring those companies positioned to benefit most from the turnaround. In this environment, small-cap stocks outperformed larger company stocks, and the Technology sector provided the strongest returns. For the year, the S&P 500(R) Index of large-capitalization U.S. stocks returned 28.69%.

Global equity markets generally followed the pattern seen in the U.S. Worries about impending U.S. action in Iraq, other geopolitical issues, and economic sluggishness all contributed to stock-market declines early in the year. But the coalition success in Iraq, interest-rate cuts from the European Central Bank, and data pointing to economic improvement in many countries gave investors confidence in a variety of international markets. As in the U.S., the positive results came as welcome relief after years of a bear market.

Throughout the year, the U.S. dollar lost value relative to major foreign currencies, including the Euro, British Pound, and--in the year's second half--Japanese Yen. The dollar's depreciation benefited U.S. investors in more than one way. It reduced the cost of goods exported from the U.S., helping to improve sales and the bottom lines of multinational corporations. In addition, the dollar's slide benefited the returns of U.S. based individuals investing abroad. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned 39.17%.

With respect to the fixed-income markets, the largest single trend was the Federal Reserve's continued commitment to stimulating the economy with low short-term interest rates. The Federal Reserve held the federal funds target rate at 1.25% for most of the first half of the year, while voicing concerns about the possibility of deflation. By the time of the June meeting, many market observers expected the Federal Reserve to cut its target rate by half a percentage point. The cut did come, but it was just a quarter of a percentage point. While this smaller-than-expected reduction was surprising to some and sparked a period of volatility in the fixed-income markets, it did bring the federal funds target rate down to a 50-year low level of 1.00%. The consensus developed that this cut was very likely the last one the Federal Reserve would make in this cycle, and indeed no further cuts were made through the end of the year.

All major fixed-income sectors posted positive returns for the year, but as was true in the equity markets, lower-quality areas of the market performed much more strongly than their higher-quality counterparts. This was the result not only of investors' greater confidence in the state of the economy, but also of their desire for higher-yielding securities in the persistent low interest-rate environment. "Spread" sector bonds--mortgage-backed, asset-backed, and corporate bonds--outperformed Treasury securities for the year.

Within the corporate sector, non-investment grade bonds rebounded strongly after a painful 2002. These high-yield bonds outperformed investment-grade corporates--and within the high-yield sector, lower-rated bonds offered stronger performance than those at the higher non-investment grade credit tiers. In all, this represented a dramatic turnaround in the corporate sector.

Solid signs of economic growth are now evident, but there are still some grounds for caution. Consumer spending remains strong, and low interest rates could help to keep it at healthy levels for some time to come. Some concerns are emerging, however, about consumer borrowing levels and whether spending can remain at healthy levels if rates do begin to rise. Corporate capital spending has not yet staged a full recovery, and hiring is still very sluggish. Solid rebounds in both of these areas are still needed to drive the economy further upward. And while geopolitical turmoil has eased, many tensions remain to be addressed. Also, the potential for terrorism, while lessened, is far from being eradicated.

On balance, however, we see many indications that 2004 could be another strong year for the economy and for U.S. corporations. Earnings reports in a variety of sectors are improving, in many cases exceeding expectations. If this pattern continues, companies should become more willing to expand their capital spending and to begin adding workers to their payrolls. Historically, years in which there is a Presidential election have been good ones for both the economy and the markets, as candidates and office-holders alike offer new initiatives to appeal to voters. At this point, 2004 appears likely to us to be no exception.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach in an effort to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you work towards your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers.............................................. Page  4

BNY Hamilton Intermediate Tax-Exempt Fund
 Schedule of Investments.........................................      22
 State Diversification...........................................      32
 Statement of Assets and Liabilities.............................      33
 Statement of Operations.........................................      33
 Statements of Changes in Net Assets.............................      34
 Financial Highlights............................................      35

BNY Hamilton Intermediate New York Tax-Exempt Fund
 Schedule of Investments.........................................      37
 Statement of Assets and Liabilities.............................      45
 Statement of Operations.........................................      45
 Statements of Changes in Net Assets.............................      46
 Financial Highlights............................................      47

BNY Hamilton Intermediate Government Fund
 Schedule of Investments.........................................      49
 Statement of Assets and Liabilities.............................      55
 Statement of Operations.........................................      55
 Statements of Changes in Net Assets.............................      56
 Financial Highlights............................................      57

BNY Hamilton Intermediate Investment Grade Fund
 Schedule of Investments.........................................      59
 Statement of Assets and Liabilities.............................      69
 Statement of Operations.........................................      69
 Statements of Changes in Net Assets.............................      70
 Financial Highlights............................................      71

BNY Hamilton High Yield Fund
 Schedule of Investments......................................... Page  73
 Statement of Assets and Liabilities.............................       85
 Statement of Operations.........................................       85
 Statement of Changes in Net Assets..............................       86
 Financial Highlights............................................       87

BNY Hamilton U.S. Bond Market Index Fund
 Schedule of Investments.........................................       89
 Statement of Assets and Liabilities.............................      102
 Statement of Operations.........................................      102
 Statements of Changes in Net Assets.............................      103
 Financial Highlights............................................      104

Notes to Financial Statements....................................      106

Report of Ernst & Young, LLP Independent Auditors................      116

Directors and Officers...........................................      117

BNY Hamilton Intermediate Tax-Exempt Fund*

An Interview with Jeffrey Noss, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for your Fund during 2003?
A: A sluggish economy and a weak stock market early in the first half of the year gave way to firming in both areas by late spring. In the summer, the economy showed real evidence of sustainable growth--growth robust enough to cause the bond market to have its worst July in more than a decade. After inflation jitters subsided, though, an environment of steady growth without price pressures took hold. This resulted in positive bond returns for four out of the last five months of the year.

   Record new issuance of nearly $400 billion of municipal debt did not present any technical bottlenecks. As tax-exempt bonds offered attractive returns relative to other fixed-income securities, the result was continuous strong demand that easily absorbed the large supply. Although many state and local governments faced well-publicized budget challenges in 2003, these did not create any unusual market distortions.

Q: Given this context, how did the Fund perform during this period?
A: For the twelve months ended December 31, 2003, the Fund posted a total return of 3.65% for Institutional Class Shares and 3.19% for Investor Class Shares./1/ In comparison, the Lehman Brothers Five-Year and Seven-Year Municipal Bond Indexes/2/ returned 4.19% and 5.59%, respectively, for the same period.

Q: What specific factors contributed to the Fund's performance during the period?/3/
A: The Fund's duration, or sensitivity to rising interest rates, was somewhat short of our intermediate benchmark level, particularly in the second half of the year. This positioning contributed to our underperformance. We adopted this posture based on our outlook that interest rates were likely to continue to rise after a very weak showing in June and July. Our shorter duration did, however, help to reduce the Fund's volatility.

   We also prefer very high-quality bonds for the portfolio, purchasing premium coupon structure, insured bonds as well as AA and AAA rated securities. This bias toward quality also played a role in our underperformance, as it kept the Fund from participating in the very strong rally experienced by certain lower-quality, high-yield municipals.

Q: Which of the Fund's holdings were the best performers?/3/
A: For the year, longer-maturity, high-quality full-coupon insured bonds offered the strongest performance in the portfolio.

Q: What changes did you make to the Fund's composition over the year?/3/
A: We made some changes to the Fund's composition in an effort to emphasize those areas we believed would be more likely to produce excess returns. Among the sectors we are favoring are higher-education, single-family housing, and escrowed sinking-fund bonds. We reduced our holdings among state general obligation bonds.

Q: What is your strategic outlook for the year ahead?
A: We believe the economy and equity markets should continue to show sustainable growth in 2004. With that backdrop, we anticipate that the bond market could move toward slightly higher yield levels. Notwithstanding that, we believe the municipal market could also continue to experience substantial demand, while supply may tighten and provide technical strength. As the economy improves, credit quality among municipals should firm.

                    Institutional Shares           Investor Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     3.65%        3.65%          3.19%        3.19%
        5 Years.    26.74%        4.85%         25.41%        4.63%
        10 Years    57.81%        4.67%         55.32%        4.50%

                                    [CHART]

           BNY Hamilton Intermediate    Lehman Bros 5 Yr  Lehman Bros 7 Yr
                Tax Exempt Fund          G.O. Muni Bond    G.O. Muni Bond
          Institutional Shares $15,781    Index $16,945     Index $17,630
          ----------------------------  ----------------  ----------------
12/31/93           $10,000                  $10,000           $10,000
12/31/94             9,638                    9,862             9,676
12/31/95            10,741                   11,008            11,087
12/31/96            11,137                   11,517            11,595
12/31/97            11,816                   12,263            12,485
12/31/98            12,451                   12,980            13,279
12/31/99            12,194                   13,074            13,256
12/31/00            13,328                   14,079            14,461
12/31/01            13,938                   14,921            15,180
12/31/02            15,225                   16,264            16,697
12/31/03            15,781                   16,945            17,630

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton Intermediate Tax-Exempt Fund from 12/31/93 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.
* THE FUND'S INCOME MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, DEPENDING ON YOUR TAX STATUS, THE FEDERAL ALTERNATIVE MINIMUM TAX.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton Intermediate New York Tax-Exempt Fund*


An Interview with Colleen M. Frey, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for your fund during 2003?
A: The first and second halves of the year proved to be considerably different for the fixed-income markets. During the first half of the year, interest rates were driven to 50-year lows as the market reacted to several disquieting factors. These included the lackluster economy, the war in Iraq, the SARS scare, and the Federal Reserve's voiced concerns about deflation.

   Generally speaking, good news for the economy is a negative for the bond market. In keeping with this market psychology, rates moved decidedly higher during the second half of the year as evidence of an improving economy emerged. The equity markets rose to levels not seen in three years, and the Federal Reserve indicated that it was less concerned about a threat of deflation as the year progressed.

   Despite the volatility throughout the year, the municipal bond market performed well, outperforming its taxable counterparts. Yields on five- and ten-year AAA rated municipal bonds ended the year slightly lower than where they begin, reaching 2.45% and 3.60%, respectively.

   State and local governments continued to take advantage of low interest rates by borrowing a record $383 billion in the municipal bond marketplace in 2003. This marked a 6.7% increase from 2002's level. As has been the case for the past few years, investors were able to easily absorb this record supply.

   We believe that while there has been some improvement in important sectors of the economies of New York State and City, the environment remains challenging. In particular, airline bonds and tobacco settlement bonds came under considerable negative pressure during the first part of the year. As controversy and economic uncertainties in these industries eased later in the year, these bonds improved.

Q: Given this context, how did the Fund perform?
A: The Fund's total return was 3.80% for the Institutional Class Shares and
   3.54% for the Investor Class Shares/1/ for the year ended December 31, 2003. For the same period, the Lehman Brothers Five-Year and Seven-Year General Obligation Bond Indexes/2/ returned 4.19% and 5.59% respectively.

Q: What strategies accounted for the Fund's performance?/3/
A: Over the year, the Fund emphasized good-quality bonds and essential-service related issues. That approach helped it to avoid holding bonds from those sectors (airline and tobacco bonds) that came under heavy pressure during the year, particularly in the first half. This also meant that we did not participate on the upside as these bonds rebounded later in the year. On the whole, however, we believe our quality-focused approach has been appropriate. We have had long-standing credit concerns about these bonds, and believe they have provided inadequate yield to compensate for their significant risk.

   Bonds with maturities beyond ten years provided the best combination of price appreciation and coupon yield for the period. We have favored bonds from this maturity range for more than a year. At this point, our allocation to this part of the yield curve currently stands at 47%, based on individual bonds' final maturity dates.

Q: How did the portfolio's composition change during the year?/3/
A: The overall composition of the Fund did not change materially during the year. Because of the historically steep yield curve (with the difference between short- and long-maturity yields being quite wide) and our view that inflation could be benign for the foreseeable future, we stayed with the barbell-type strategy we began in 2002. With this approach, we invested primarily in bonds with one- to five-year maturities, and those in the ten-year and longer range. We also continued to emphasize premium structure bonds as we found their defensive characteristics attractive.

   The portfolio's average maturity and duration ended the year at 5.6 years and 4.6 years, respectively. Both figures were down very slightly from the beginning of the year.

Q: What is your strategic outlook for the year ahead?
A: We foresee continued moderate growth in the economy, and the potential for positive returns in the equity markets. This scenario could cause interest rates to move somewhat higher during the year. Continued low inflation, along with an accommodative Federal Reserve, may help to keep rates from moving to significantly higher levels.

                     Institutional Shares           Investor Shares
                  --------------------------- ---------------------------
                   Cumulative  Average Annual  Cumulative  Average Annual
        Period    Total Return  Total Return  Total Return  Total Return
        ------    ------------ -------------- ------------ --------------
      1 Year.....     3.80%        3.80%          3.54%        3.54%
      5 Years....    26.81%        4.87%         25.24%        4.60%
      10 Years/4/    58.48%        4.71%         55.84%        4.54%

                                    [CHART]

               BNY Hamilton Intermediate    Lehman Bros 5 Yr   Lehman Bros 7 Yr
                  NY Tax Exempt Fund         G.O. Muni Bond     G.O. Muni Bond
                 Institutional Shares            Index              Index
             ----------------------------   ----------------   ----------------
12/31/93               $10,000                 $10,000              $10,000
12/31/94                 9,619                   9,862                9,676
12/31/95                10,781                  11,008               11,087
12/31/96                11,155                  11,517               11,595
12/31/97                11,868                  12,263               12,485
12/31/98                12,497                  12,980               13,279
12/31/99                12,328                  13,074               13,256
12/31/00                13,396                  14,079               14,461
12/31/01                14,035                  14,921               15,180
12/31/02                15,268                  16,264               16,697
12/31/03                15,848                  16,945               17,630

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton Intermediate New York Tax-Exempt Fund from 12/31/93 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.
* THE FUND'S INCOME MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES AND, DEPENDING ON YOUR TAX STATUS, THE FEDERAL ALTERNATIVE MINIMUM TAX. THE GEOGRAPHICAL CONCENTRATION OF PORTFOLIO HOLDINGS IN THIS FUND MAY INVOLVE INCREASED RISK.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.
4 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY Hamilton Intermediate Government Fund*


An Interview with William Baird, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for U.S. government bonds during 2003?
A: Volatility in the bond market was significant for most of the year, but subsided somewhat during the fourth quarter. Concern over the possibility of deflation drove interest rates down in the year's first half. Then in July, the market sold off sharply because of disappointment about the Federal Reserve cutting the federal funds target rate by just 0.25%.

   Weaker economic data in September renewed interest in Treasurys, sparking a rally. Then, in the fourth quarter, data showing a revival in economic activity moved yields higher, though the impact was uneven across the maturity spectrum. For the year, yields on five-year Treasurys were up by almost half a percentage point, while the longest-maturity bond yields rose by less than a third of a percentage point.

   As was also true in the equity markets, fixed-income investors moved assets into riskier securities over the year. Corporate bonds were the principal beneficiaries, but other non-Treasury securities--agencies and mortgage- and asset-backed securities--also participated somewhat. Corporate bonds' return advantage over Treasurys surpassed 5% for the year, with lower-rated corporates leading the way.

Q: Given this context, how did the Fund perform?
A: For the twelve months ended December 31, 2003, the Fund returned 1.86% for Institutional Class Shares and 1.50% for Investor Class Shares./1/ For the same period, the Lehman Brothers Intermediate Government Bond Index/2/ returned 2.30%.

Q: What strategies accounted for the Fund's performance?/3/
A: The Fund's sector exposure played an important role in performance. We overweighted agency-backed bonds relative to the Lehman Brothers index, and these bonds outperformed Treasurys for the year. The Fund's best-performing holdings were its shorter-maturity issues in this sector. These bonds experienced minimal price declines in a rising interest-rate environment, thanks to their short duration. The bonds also benefited as the difference in their yields and those of comparable-maturity Treasurys narrowed.

   The slight increase in bond yields across most maturities contributed positively to the performance of our premium-coupon mortgage-backed securities. These bonds experienced very little price movement and provided a stable source of income for the Fund. Also, our holdings among longer maturity Treasury bonds performed well as the yield curve flattened (that is, the difference between yields of shorter- and longer-term bonds narrowed) in the second half of the year.

   The Fund's performance was hurt by its holdings in collateralized mortgage obligations, which experienced poor price performance over the year. The bonds we hold in this sector are predominantly supported by seasoned mortgage pools, and in 2003 seasoned collateral provided minimal protection from prepayments (generally triggered by borrowers refinancing their mortgages). The accelerated return of principal caused by prepayments made the prices of these bonds fall toward par, or face value.

Q: How did the portfolio's composition change during the period?/3/
A: After the rally in the first half of the year, we sold Treasurys and replaced them with premium (higher-coupon) mortgages and agency issues. This shift shortened the Fund's duration (or reduced its sensitivity to rising interest rates). It also served to raise the amount of income generated by the portfolio.

Q: What is your strategic outlook for 2004?
A: We anticipate fairly robust economic growth in 2004, with inflation staying near 2%. The Federal Reserve will most likely wait until employment shows sustained improvement before raising short-term interest rates. This may not happen until mid-year, but we believe it could result in a 1.75% Federal funds rate by year-end. The 10-year Treasury yield could approach 5% by the end of 2004, up considerably from today's levels.

   The dollar's weakness relative to major foreign currencies is also a cause for concern, considering that foreign investors were big supporters of the Treasury market during 2003. Continued dollar weakness could reduce that demand, while supply increases. Finally, the steep yield curve--that is, the relatively wide difference between short- and long-term yields--allowed bank investors to finance longer-maturity purchases with cheap, short-dated liabilities. A rise in short-term interest rates could reduce the attractiveness of this buying support for the market.

                     Institutional Shares           Investor Shares
                  --------------------------- ---------------------------
                   Cumulative  Average Annual  Cumulative  Average Annual
        Period    Total Return  Total Return  Total Return  Total Return
        ------    ------------ -------------- ------------ --------------
      1 Year.....     1.86%        1.86%          1.50%        1.50%
      5 Years....    32.60%        5.81%         30.83%        5.52%
      10 Years/4/    73.54%        5.67%         70.49%        5.48%

                                    [CHART]

                     BNY Hamilton
           Intermediate Government Fund    Lehman Bros. Intermediate
                Institutional Shares           Government Index
           -----------------------------   -------------------------
12/31/93               $10,000                      $10,000
12/31/94                 9,483                        9,825
12/31/95                10,944                       11,241
12/31/96                11,289                       11,697
12/31/97                12,176                       12,600
12/31/98                13,088                       13,667
12/31/99                12,993                       13,736
12/31/00                14,426                       15,174
12/31/01                15,435                       16,452
12/31/02                17,038                       18,036
12/31/03                17,354                       18,451

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton Intermediate Government Fund from 12/31/93 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

* U.S. GOVERNMENT GUARANTEES APPLY ONLY TO THE UNDERLYING SECURITIES OF THE FUND'S PORTFOLIO AND NOT THE FUNDS SHARES.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.
4 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.

BNY Hamilton Intermediate Investment Grade Fund*

An Interview with Patrick K. Byrne, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for investment-grade bonds in 2003?
A: During 2003, investor sentiment went through a significant shift. At the beginning of the year, concerns about a sluggish economic recovery and the impending war with Iraq kept investors wary. The 10-year U.S. Treasury yield reached a low of 3.11% on June 13, 2003. As the year progressed, however, military success in Iraq along with increasing signs of a resurgent economy improved investors' confidence. These factors, along with a continued low-yield environment, led fixed-income investors to seek out higher-risk, higher-yielding bond sectors. As a result, Treasury securities underperformed comparable-maturity bonds from the so-called spread sectors--agency issues, mortgage- and asset-backed securities, and corporate bonds. The 10-year Treasury yield ended the year 0.43 percentage points higher than where it began.

Q: Given this context, how did the Fund perform?
A: The Fund provided a total return of 3.43% for Institutional Class Shares and 3.16% for Investor Class Shares/1 /for the twelve months ended December 31, 2003. In comparison, the Lehman Brothers Intermediate Government/Credit Index/2/ returned 4.30% for the same period.

Q: What factors accounted for the Fund's performance?
A: Our bias toward higher-quality bonds was detrimental to our performance in a year that saw investors favor riskier, higher-yielding securities. We were, however, able to help performance somewhat by underweighting Treasury securities and placing more assets in spread sectors. Individual selections in the mortgage-backed sector also benefited performance. Finally, we tactically managed the Fund's duration (sensitivity to rising interest rates) to take advantage of trading opportunities throughout the year.

Q: Which of the Fund's holdings were the best performers?/3/
A: Corporate bonds were the best absolute performers both in the market and for the Fund. Our higher-quality orientation kept us from experiencing the full force of the corporate rally, however, as the strongest performance there came from lower-quality bonds. We also had many strong holdings among mortgage-backed securities.

Q: How did the portfolio's composition change over the year?/3/
A: We decreased the Fund's exposure to U.S. Treasury and agency securities, using the proceeds to add to our holdings in corporate bonds as well as mortgage- and asset-backed securities. We moved the Fund to a full weighting, relative to our benchmark, in mortgage securities by year-end, after having reduced it significantly at the end of the second quarter.

   While we maintained our quality orientation, in the fourth quarter we did add to the Fund's position in bonds rated BBB, the lowest rating for investment-grade bonds. These bonds accounted for 11.5% of assets at year-end. We made these changes based on our view that the credit environment should remain benign in 2004, favoring the performance of bonds in these sectors.

Q: What is your strategic outlook for the year ahead?
A: We anticipate that the Federal Reserve will keep short-term rates at their historically low level through the first half of 2004. In this environment we believe corporate bonds should continue to perform well; we therefore intend to selectively add corporate holdings to the portfolio. Given the outperformance of mortgage-backed securities over the fourth quarter of 2003, we plan to reduce our exposure to this sector early in the year. Should mortgage bonds once again become attractively priced, however, we will once again explore opportunities in that area.

   Over the course of the year, we believe the yield curve could flatten--that is, the difference in yield between short- and long-term bonds should narrow. Such a trend is often seen in an improving economy. We anticipate that carefully choosing where to position the Fund with respect to maturities as this flattening occurs should be an important factor in our performance in 2004.

   While we believe corporate bonds should continue to do well in 2004, we don't expect to see a repeat of the large outperformance lower-quality securities experienced in 2003. Such a change in the corporate market would likely be beneficial to performance, given our investment-grade mandate.

                    Institutional Shares           Investor Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     3.43%        3.43%          3.16%        3.16%
        5 Years.    29.16%        5.25%         27.65%        5.00%
        10 Years    74.03%        5.70%         71.18%        5.52%

                                    [CHART]

              BNY Hamilton Intermediate
               Investment Grade Fund        Lehman Bros. Intermediate
                Institutional Shares         Government/Credit Index
              -------------------------     -------------------------
12/31/93              $10,000                        $10,000
12/31/94                9,494                          9,807
12/31/95               11,268                         11,311
12/31/96               11,473                         11,769
12/31/97               12,412                         12,696
12/31/98               13,474                         13,765
12/31/99               13,276                         13,819
12/31/00               14,521                         15,214
12/31/01               15,568                         16,823
12/31/02               16,826                         18,475
12/31/03               17,403                         19,270

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton Intermediate Investment Grade Fund from 12/31/93 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return would have been lower. This voluntary waiver and assumption of expenses may be modified or terminated at any time, which would reduce the Fund's performance.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton High Yield Fund*

An Interview with Michael McEachern, CFA, Senior Portfolio Manager

Q: What factors influenced the investment environment for high-yield bonds during the year?
A: High-yield bonds enjoyed a very strong year, with the lower-quality segments of the market--CCC and distressed bonds--leading the rally. As investors gained confidence in a sustained economic recovery, their willingness to take on more risk helped to drive high-yield bond prices higher. Another factor contributing to the market's performance was investors' quest for yield in an environment of record-low interest rates and unappealing yields among high-quality bonds.

Q: Given this context, how did the Fund perform?
A: From its inception on May 1, 2003 through December 31, 2003, the Fund returned 6.47% for Institutional Class Shares and 6.30% for Investor Class Shares/1/. For the same period, the Merrill Lynch BB-B Non-Distressed Index/2/ returned 9.88%.

Q: What factors accounted for the Fund's performance?/3/
A: Our investment strategy focuses on the higher-quality segments (BB and strong B rated) of the high yield market. We thus chose to exclude CCC rated and distressed bonds from the portfolio. We continue to believe this is an appropriate investment approach for the long term. In 2003, however, as very low-quality bonds outperformed, this positioning caused our returns to lag those of the broader market.

   Individual bond selections played a role in our underperformance relative to the benchmark. Calpine and Reliant Resources are examples of two Fund holdings that were hurt by market volatility, though they have performed better recently. Our initial purchases of these bonds took place close to market highs, but recent additions to those positions have been profitable. We continue to favor both credits in our long-term outlook.

Q: Which of the fund's holdings were the best performers?/3/
A: Bonds from retailer J.C. Penney, directory publisher Dex Media, telecommunications firm Avaya, and Gulfterra Energy were among the Fund's best performers.

Q: How did the portfolio's composition change over the period?/3/
A: As a result of the market turnaround, the portfolio is now invested across a broad range of sectors. Cyclical companies that we had previously avoided in the paper and chemical industries are now showing signs of a bottom, and are expected to recover along with the economy in 2004. We have thus taken positions in these areas. Our outlook remains positive on the portfolio's holdings in the Energy, Media, Broadcasting, and Technology sectors.

   Along with adding positions in industries that we had previously shunned, we moved down the quality ladder somewhat, reducing the Fund's exposure to BBB and BB rated bonds and moving assets into B rated debt. In a similar move, with regard to our analysts' top picks we swapped from senior to subordinated structures when possible.

Q: What is your strategic outlook for the year?
A: With the economy showing solid signs of recovery, we believe the high-yield market should continue its positive tone as companies focus on improving their fundamentals. Distressed issues have fallen from 32.8% of the high-yield market in October 2002 to just 6.5% in December 2003. Default rates now stand at 5.3%, down from their January 2002 high of 10.9%. In addition, the difference in yield between BB and CCC rated bonds is the narrowest it has been for five years. We believe these factors signal a near-term stall in the rally for lower-quality, CCC bonds, and favor our target universe of healthy BB and B rated issues.

   To help manage risk, we continue to avoid industries that face major challenges. Problems in the Airline sector, for example, include stiff competition, high labor costs, rising energy prices, and underfunded pension plans. Supermarkets are facing competition from Wal-Mart that is squeezing margins. And while car sales are robust, we find that low return on assets and poor pricing power are still major obstacles to auto suppliers in the high-yield arena.

   During periods of rising interest rates, high-yield bonds have done well historically compared with investment-grade securities. We believe high-yield bonds should be able to provide fixed-income investors with a cushion in case higher-quality bonds drop in 2004. We have positioned the Fund for a moderate economic upturn and the potential for strong demand for high-yield securities over the next twelve months.

                        Institutional Shares           Investor Shares
                     --------------------------- ---------------------------
                      Cumulative  Average Annual  Cumulative  Average Annual
         Period      Total Return  Total Return  Total Return  Total Return
         ------      ------------ -------------- ------------ --------------
    Since Inception
      (Inst-5/01/03,
      Inv-5/02/03)..    6.47%         6.47%         6.30%         6.30%

                                    [CHART]

                   BNY Hamilton               Merrill Lynch BB-B
                  High Yield Fund               Non-Distressed
                Institutional Shares                Index
                --------------------          ------------------
 5/01/03               $10,000                     $10,000
 6/30/03                10,120                      10,693
 9/30/03                10,217                      10,883
12/31/03                10,647                      11,451

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton High Yield Fund from 5/01/03 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

* ALTHOUGH THE FUND'S YIELD MAY BE HIGHER THAN THAT OF FIXED INCOME FUNDS THAT PURCHASE HIGHER-RATE SECURITIES, THE POTENTIALLY HIGHER YIELD IS A FUNCTION OF THE GREATER RISK THAT THE FUND'S SHARE PRICE WILL DECLINE.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM. The advisor has voluntarily agreed to limit the expenses of the Fund to reimburse expenses of the Fund to the extent that total annual operating expenses are greater than .89% of its average daily net assets. Management reserves the right to implement and discontinue expenses limitations at any time. The Advisor assumes a portion of the expenses for the Fund. Inception date of this Fund is 5/1/03.
2 The Merrill Lynch BB-B Non Distressed Index is a sub-index of the Merrill Lynch High Yield Master Index composed of BB and B compositely rated bonds with an Option Adjusted Spread (OAS) of less than 1,000 basis points (relative to duration matched Treasuries). The index does not have any fees or expenses. One cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton U.S. Bond Market Index Fund*

An Interview with William Baird, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for U.S. bonds during
   2003?
A: Volatility in the bond market was significant for most of the year, but subsided somewhat during the fourth quarter. Concern over the possibility of deflation drove interest rates down in the year's first half. Then in July, the market sold off sharply because of disappointment about the Federal Reserve cutting rates by just 0.25%.

   Weaker economic data in September renewed interest in Treasurys, sparking a rally. Then, in the fourth quarter, data showing a revival in economic activity moved yields higher, though the impact was uneven across the maturity spectrum. For the year, yields on five-year Treasurys were up by almost half a percentage point, while the longest-maturity bond yields rose by less than a third of a percentage point.

   As was also true in the equity markets, fixed-income investors over the year moved assets into riskier securities. Corporate bonds were the principal beneficiaries, but other non-Treasury securities--agencies and mortgage- and asset-backed securities--also participated somewhat. Corporate bonds' return advantage over Treasurys surpassed 5% for the year. Lower-rated corporate bonds recovered from a very difficult 2002, and outperformed higher-rated bonds. Corporate issues from the Cable/Entertainment, Utility, and Telecommunication sectors offered the strongest performance.

Q: Given this context, how did the Fund perform?
A: The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund returned 3.69% for Institutional Class Shares and 3.46% for Investor Class Shares/1/ for the twelve months ended December 31, 2003. For the same period, the Lehman Brothers Aggregate Bond Index/2/ returned 4.11%.

Q: How did the portfolio's composition change over the year?/3/
A: The Fund's composition will vary according to any changes that may take place in the Lehman Brothers Aggregate Bond Index it seeks to track. In the past year, there were no major shifts in Index's composition.

Q: What is your strategic outlook for 2004?
A: We anticipate fairly robust economic growth in 2004, with inflation staying near 2%. The Federal Reserve will most likely wait until employment shows sustained improvement before raising short-term interest rates. This may not happen until mid-year, but we believe it could result in a 1.75% federal funds rate by year-end. The 10-year Treasury yield could approach 5% by the end of 2004, up considerably from today's levels.

   The dollar's weakness relative to major foreign currencies is also a cause for concern, considering that foreign investors were big supporters of the Treasury market during 2003. Continued dollar weakness could reduce that demand, while supply increases. Finally, the steep yield curve--that is, the relatively wide difference between short- and long-term yields--allowed bank investors to finance longer-maturity purchases with cheap, short-dated liabilities. A rise in short-term interest rates could reduce the attractiveness of this buying support for the market.

   The Fund will continue to attempt to match the performance of the Lehman Brothers Aggregate Bond Index by holding fixed-income securities in proportions that reproduce as closely as possible the sector, maturity, and credit-quality characteristics of that index.

                        Institutional Shares           Investor Shares
                     --------------------------- ---------------------------
                      Cumulative  Average Annual  Cumulative  Average Annual
         Period      Total Return  Total Return  Total Return  Total Return
         ------      ------------ -------------- ------------ --------------
    1 Year..........     3.69%        3.69%         3.46%         3.46%
    3 Years.........    23.15%        7.19%          N/A           N/A
    Since Inception
      (Inst-4/28/00,
      Inv-9/26/02)..    34.72%        8.44%         5.53%         4.35%

                                    [CHART]

             BNY Hamilton U.S. Bond
                Market Index Fund        Lehman Bros. Aggregate
          Institutional Shares $13,472     Bond Index $13,633
          ----------------------------   ----------------------
 4/28/00           $10,000                     $10,000
 6/30/00            10,168                      10,203
 9/30/00            10,470                      10,511
12/31/00            10,921                      10,951
 3/31/01            11,221                      11,283
 6/30/01            11,275                      11,346
 9/30/01            11,788                      11,870
12/31/01            11,802                      11,875
 3/31/02            11,801                      11,887
 6/30/02            12,207                      12,327
 9/30/02            12,785                      12,892
12/31/02            12,994                      13,095
 3/31/03            13,153                      13,277
 6/30/03            13,487                      13,609
 9/30/03            13,453                      13,590
12/31/03            13,472                      13,633

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton U.S. Bond Market Index Fund from 4/28/00 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

* THE PERFORMANCE OF THE FUND IS EXPECTED TO BE LOWER THAN THAT OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX BECAUSE OF FUND FEES AND EXPENSES. SECURITIES IN WHICH THE FUND WILL INVEST MAY INVOLVE SUBSTANTIAL RISK AND MAY BE SUBJECT TO SUDDEN AND SEVERE PRICE DECLINES.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM. The Advisor and sub-administrator have agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor and sub-administrator have voluntarily agreed to waive a portion of their fees, and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
2 Lehman Brothers Indexes are unmanaged indexes, they generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Schedule of Investments

         December 31, 2003


                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date     Value
----------                                                 -------- -------- -------- ----------
           Municipal Bonds--98.7%
           Education--20.4%
$2,000,000 Colorado University Enterprise System
           Revenue, Series A, FGIC Insured+............... Aaa/AAA   4.750%  6/01/16  $2,122,380
 3,065,000 Connecticut State Health and Educational
           Facility (Connecticut State University)........  A1/AA    4.000   11/01/04  3,139,541
 1,700,000 Delaware County Authority Revenue
           (Villanova University), Floating Rate
           Notes++........................................ Aa3/AA-   2.000   8/01/17   1,705,236
 2,500,000 District of Columbia (University of George
           Washington), Series A, MBIA Insured+........... Aaa/AAA   6.000   4/01/18   2,867,650
 2,000,000 District of Columbia Revenue (University of
           George Washington), MBIA Insured+.............. Aaa/AAA   5.500   9/15/07   2,236,580
 1,000,000 Illinois Educational Facility Authority Revenue
           (Northwestern University)...................... Aa1/AA+   5.000   11/01/32  1,112,540
 1,000,000 Illinois Educational Facility Authority Revenue
           (University of Chicago), Series A.............. Aa1/AA    5.000   7/01/08   1,108,930
 2,800,000 Indiana University Student Fee, Series K....... Aa2/AA    6.000   8/01/17   3,059,924
 1,500,000 Indiana University Student Fee, Series M....... Aa2/AA    5.750   8/01/10   1,704,690
 1,425,000 Indiana University Student Fee, Series N,
           MBIA Insured+.................................. Aaa/AAA   5.000   8/01/11   1,595,644
 1,000,000 Lancaster Pennsylvania Higher Education
           Authority College Revenue (Franklin &
           Marshall College)..............................  A1/A+    4.000   4/15/12   1,045,490
 2,375,000 Metropolitan Govt. Nashville and Davidson
           County Tennessee H & E Facility (Vanderbilt
           University).................................... Aa2/AA    5.000   10/01/19  2,516,075
 1,000,000 Minnesota State Higher Educational Facilities
           Authority Revenue (Carleton College)........... Aa2/NR    5.300   11/01/13  1,106,340
 1,000,000 New Jersey State Educational Facility
           Authority Revenue (Princeton Theological
           Seminary), Series G............................ Aaa/AAA   4.250   7/01/18   1,016,430
 1,460,000 New Jersey State Educational Facility Authority
           Revenue (Princeton University), Series E....... Aaa/AAA   5.000   7/01/18   1,646,895

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2003

                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date     Value
----------                                                 -------- -------- -------- ----------
           Municipal Bonds (Continued)
$2,935,000 New Jersey State Educational Facility Authority
           Revenue (Princeton University), Series H....... Aaa/AAA   5.000%  7/01/15  $3,310,709
 1,000,000 New Jersey State Educational Facility Authority
           Revenue (Rowan University), Series C, FGIC
           Insured+....................................... Aaa/AAA   5.250   7/01/13   1,122,980
 1,140,000 New York State Dormitory Authority
           Revenue (Barnard College), AMBAC
           Insured+....................................... Aaa/AAA   5.250   7/01/16   1,248,049
 2,000,000 New York State Dormitory Authority
           Revenue (Columbia University), Series A........ Aaa/AAA   5.250   7/01/21   2,171,420
 1,000,000 New York State Dormitory Authority
           Revenue (Cornell University)................... Aa1/AA+   5.400   7/01/14   1,098,640
 1,000,000 Private Colleges & Universities Authority
           (Emory University Project), Series A........... Aa2/AA    5.500   11/01/06  1,103,190
 1,000,000 Rhode Island Health & Educational Building
           Corp. Revenue (Brown University),
           Series A....................................... Aa1/AA+   4.800   9/01/24   1,017,750
 1,000,000 Southwest Higher Education Authority
           Revenue, (Southern Methodist University
           Project), AMBAC Insured+....................... Aaa/AAA   5.500   10/01/14  1,139,860
 1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College)........................... Aa1/AA+   5.000   9/15/08   1,113,540
 1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College)........................... Aa1/AA+   5.250   9/15/09   1,134,700
 2,185,000 Texas A & M University Revenue................. Aa1/AA+   5.000   5/15/08   2,367,251
 2,000,000 Texas A & M University Revenue................. Aa1/AA+   5.375   5/15/14   2,173,120
 2,260,000 Texas A & M University Revenue, Series A....... Aa1/AA+   5.375   5/15/15   2,517,617
 2,000,000 Texas Technical University Revenue,
           Series 9....................................... Aaa/AAA   5.000   2/15/12   2,235,760
 1,000,000 University of California Revenue, Series B
           AMBAC Insured+................................. Aaa/AAA   3.000   5/15/10   1,012,220
 2,405,000 University of Maryland Systems Auxiliary
           Facilities & Tuition Revenue, Series A......... Aa3/AA+   5.000   4/01/17   2,606,707

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2003

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,665,000 University of Virginia, Series B.............. Aaa/AAA   5.000%  6/01/18  $ 1,802,679
                                                                                     -----------
                                                                                      57,160,537
                                                                                     -----------
           General Obligations--28.9%
 1,000,000 Aldine Texas Independent School District...... Aaa/AAA   5.375   2/15/09    1,092,420
 3,000,000 Austin Texas.................................. Aa2/AA+   5.000   9/01/17    3,220,020
 2,500,000 Austin Texas Independent School District...... Aaa/AAA   5.000   8/01/15    2,783,875
 3,000,000 Chicago Illinois, FSA Insured+................ Aaa/AAA   5.500   1/01/12    3,449,370
 2,500,000 Delaware State, Series A...................... Aaa/AAA   5.125   4/01/05    2,622,625
 2,000,000 Delaware State, Series C...................... Aaa/AAA   5.250   7/01/07    2,220,820
 2,000,000 Du Page County Ilinois, Forest Preservation
           District...................................... Aaa/AAA   4.000   10/01/10   2,125,960
 2,000,000 Durham County North Carolina, Series B........ Aaa/AAA   5.000   4/01/15    2,195,220
 2,540,000 Florida State Board of Education, Series D.... Aa2/AA+   5.000   6/01/10    2,854,782
 1,460,000 Florida State Board of Educational Cap Outlay,
           Series A...................................... Aa2/AA+   5.250   6/01/16    1,570,099
 1,000,000 Georgia State, Series C....................... Aaa/AAA   5.750   7/01/13    1,155,560
 2,285,000 Gwinnett County Georgia School District,
           Series A...................................... Aaa/AA+   6.400   2/01/09    2,702,104
 1,830,000 Horry County School District, South Carolina,
           Series B...................................... Aa1/AA+   4.000   3/01/12    1,924,337
 2,000,000 Houston Texas Public Improvement,
           Series A...................................... Aa3/AA-   5.250   3/01/13    2,207,120
 1,575,000 Klein Texas Independent School District....... Aaa/AAA   5.000   8/01/19    1,669,626
 1,500,000 Lake County Illinois First District Land
           Acquisition & Development..................... Aaa/AAA   5.500   12/15/10   1,735,350
 2,185,000 Maryland State & Local Facilities Loan-2nd
           Series........................................ Aaa/AAA   5.250   6/15/05    2,310,375
 2,000,000 Maryland State & Local Facilities Loan-3rd
           Series........................................ Aaa/AAA   5.000   10/15/07   2,160,600
 1,400,000 Maryland State & Local Facilities Loan-3rd
           Series........................................ Aaa/AAA   5.000   10/15/09   1,532,230
 5,500,000 Massachusetts State, Series D, AMBAC
           Insured+...................................... Aaa/AAA   5.500   10/01/19   6,372,685

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2003

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,500,000 Middlesex County New Jersey................. Aa1/AAA   5.000%  10/01/06 $ 1,633,665
 1,300,000 Milwaukee Wisconsin, Series O............... Aa2/AA    5.000   6/15/08    1,443,221
 2,000,000 Milwaukee, Wisconsin Metropolitan Sewer
           District, Series A.......................... Aa1/AA+   6.250   10/01/04   2,076,520
 1,000,000 Mississippi State........................... Aa3/AA    5.250   12/01/10   1,142,860
 1,250,000 Missouri State 3rd Street Building, Series A Aaa/AAA   5.000   10/01/05   1,328,850
 1,290,000 Montana State, Long Range Building Program,
           Series D.................................... Aa3/AA-   5.000   8/01/08    1,440,246
 1,215,000 Nevada State Municipal Bond Bank Project
           #52, Series A............................... Aa2/AAA   6.375   5/15/06    1,344,713
 2,760,000 Nevada State Municipal Bond Bank Project
           #66 & 67, Series A.......................... Aa2/AA    5.250   5/15/10    3,060,481
 2,000,000 Nevada State, Series A...................... Aa2/AA    5.000   7/01/04    2,038,880
 2,000,000 New Jersey State, Series E.................. Aa2/AA    5.000   7/15/04    2,042,340
 1,000,000 New York State, Series F....................  A2/AA    5.000   9/15/06    1,085,460
 1,000,000 Omaha Nebraska, Series A.................... Aaa/AAA   6.500   12/01/16   1,265,330
 2,650,000 Phoenix Arizona............................. Aa1/AA+   5.250   7/01/15    2,940,043
 3,000,000 Plano Texas Independent School District..... Aaa/AAA   5.000   2/15/18    3,191,190
 2,755,000 Texas State Refunding Water Financial
           Assistance, Series A & C.................... Aa1/AA    5.000   8/01/09    3,029,756
 1,650,000 Union County New Jersey General
           Improvement................................. Aa1/AA+   5.000   2/01/15    1,785,746
 1,000,000 Washington State, Series A.................. Aa1/AA+   6.700   2/01/05    1,058,870
 1,000,000 Washington State, Series R-A................ Aaa/AAA   5.250   9/01/04    1,027,470
                                                                                   -----------
                                                                                    80,840,819
                                                                                   -----------
           Healthcare--1.6%
 1,040,000 New Jersey Health Care Facilities Financing
           Authority Revenue (Robert Wood Johnson
           University Hospital)........................  A2/A+    5.250   7/01/12    1,132,383
 1,000,000 New York State Dormitory Authority
           Revenue (Lenox Hill Hospital Obligation
           Group)......................................  A3/NR    5.750   7/01/12    1,117,790

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2003

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- -----------
           Municipal Bonds (Continued)
$   45,000 New York State Medical Care Facilities
           Financing Agency, Series D, FHA Insured+..... Aa2/AA+   5.100%  2/15/05  $    45,182
 2,000,000 Tampa Florida Revenue Health System -
           Catholic Health East, MBIA Insured+.......... Aaa/AAA   5.500   11/15/06   2,199,700
                                                                                    -----------
                                                                                      4,495,055
                                                                                    -----------
           Housing--5.2%
 1,740,000 California Statewide Community Development
           Authority Revenue............................ Aaa/AAA   5.250   7/01/15    1,964,791
 1,210,000 Colorado Housing & Finance Authority Single
           Family Mortgage Class I-A-4.................. Aaa/AAA   4.900   11/01/11   1,293,805
   840,000 Maine State Housing Authority-Housing
           Mortgage Finance Program, Series C........... Aa1/AA+   5.300   11/15/23     876,616
 2,955,000 Missouri State Housing Development Single
           Family Mortgage Revenue (Homeown Loan
           Program), Series A, GNMA / FNMA
           Insured+..................................... NR/AAA    5.050   9/01/24    3,002,073
 1,455,000 Nebraska Housing Finance Authority Single
           Family, Series D, GNMA/FNMA/FHLMC............ NR/AAA    5.250   9/01/22    1,493,761
 1,500,000 New York State Mortgage Agency,
           Series 101................................... Aa1/NR    5.000   10/01/18   1,557,465
 1,000,000 Pennsylvania Housing Finance Agency Single
           Family Mortgage, Series 73B.................. Aa2/AA+   5.000   4/01/16    1,044,990
 1,995,000 Texas State Department of Housing and
           Community Affairs, Series A, GNMA/FNMA/
           MBIA Insured+................................ Aaa/AAA   5.450   9/01/23    2,074,241
 1,195,000 Vermont Housing Finance Agency, Series 16A,
           FSA Insured+................................. Aaa/AAA   4.850   5/01/11    1,269,556
                                                                                    -----------
                                                                                     14,577,298
                                                                                    -----------
           Other--2.5%
 1,000,000 New York State Dormitory Authority Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+   5.250   8/01/13    1,106,460

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2003

                                                            Moody's
Principal                                                     /S&P   Interest Maturity
 Amount                                                     Ratings*   Rate     Date     Value
----------                                                  -------- -------- -------- ----------
           Municipal Bonds (Continued)
$5,200,000 Oklahoma Development Finance Authority
           Revenue (Samuel Roberts Noble, Inc.)............ Aaa/AAA   5.000%  5/01/08  $5,775,744
                                                                                       ----------
                                                                                        6,882,204
                                                                                       ----------
           Pre-Refunded Securities--2.6%
    75,000 Georgia Municipal Electrical Authority Power
           Revenue, Series Z, ETM..........................  A2/A     5.000   1/01/04      75,008
 1,250,000 Jacksonville Florida Electrical Authority
           Revenue, Series 11.............................. Aa2/AA    5.375   10/01/11  1,300,438
 2,000,000 Jacksonville Florida Health Facilities Authority
           Hospital Revenue (Charity Obligation Group),
           Series C, ETM................................... Aa2/NR    4.875   8/15/07   2,194,840
 1,135,000 Lower Colorado River Authority, Texas
           Revenue, ETM.................................... Aaa/AAA   5.000   1/01/15   1,269,520
   155,000 Monroe County New York, AMBAC
           Insured+........................................ Aaa/AAA   6.000   6/01/11     161,126
 2,065,000 North Carolina Eastern Municipal Power
           Agency System Revenue, Series A, ETM............ Aaa/BBB   5.000   1/01/17   2,292,666
                                                                                       ----------
                                                                                        7,293,598
                                                                                       ----------
           Special Tax--7.4%
 1,100,000 Chicago Illinois Sales Tax Revenue, FGIC
           Insured+........................................ Aaa/AAA   5.000   1/01/08   1,210,671
 1,000,000 Connecticut State Special Obligation Revenue,
           Series B........................................ A1/AA-    6.100   9/01/08   1,159,320
 1,100,000 Indiana Bond Bank Revenue, Series A............. NR/AAA    5.750   2/01/06   1,192,180
 2,000,000 Indianapolis Industrial Local Public
           Improvement Bank, Series A...................... Aaa/AAA   5.500   2/01/08   2,245,800
 2,000,000 Municipal Assistance Corp. for New York
           City, Series E.................................. Aa1/AA+   6.000   7/01/05   2,141,660
 1,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series A............. Aa2/AA+   5.250   11/15/12  1,105,120

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2003

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$3,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series B....... Aa2/AA+   5.100%  11/15/07 $ 3,324,119
 1,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series C....... Aa2/AA+   5.250   5/01/13    1,101,420
 1,805,000 New York State Local Government Assistance
           Corp., Series A...........................  A1/AA    6.000   4/01/06    1,976,403
 2,000,000 New York State Local Government Assistance
           Corp., Series A, AMBAC Insured+........... Aaa/AAA   5.000   4/01/09    2,190,640
   100,000 New York State Local Government Assistance
           Corp., Series A, Floating Rate Notes++.... Aa1/AA+   1.080   4/01/22      100,000
 2,595,000 New York State Local Government Assistance
           Corp., Series C...........................  A1/AA    6.000   4/01/12    3,071,131
                                                                                 -----------
                                                                                  20,818,464
                                                                                 -----------
           State Appropriation--6.1%
 1,980,000 Kentucky State Turnpike Authority Economic
           Development Road Revenue (Revitalization
           Projects), AMBAC Insured+................. Aaa/AAA   5.300   7/01/04    2,021,560
 2,000,000 Metropolitan Transportation Authority,
           Series A.................................. Aaa/AAA   5.250   4/01/13    2,229,780
 3,000,000 New York State Dormitory Authority
           Revenue State University Educational
           Facilities................................  A3/AA-   6.000   5/15/07    3,373,380
 2,450,000 New York State Dormitory Authority
           Revenue 4201 School Program............... Baa1/AA-  5.000   7/01/08    2,701,468
 3,000,000 New York State Dormitory Authority
           Revenue, Series B.........................  A3/AA-   5.250   11/15/23   3,312,480
 1,400,000 New York State Thruway Authority Service
           Contract Revenue.......................... Aaa/AAA   5.500   4/01/11    1,597,890
 1,830,000 North Dakota State Municipal Bond Bank,
           Series B..................................  Aaa/NR   4.500   10/01/12   1,981,451
                                                                                 -----------
                                                                                  17,218,009
                                                                                 -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2003

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
           Transportation--9.2%
$4,000,000 Chicago Illinois O'Hare International Airport
           Revenue, Series A............................. Aaa/AAA   6.375%  1/01/12  $ 4,270,160
 1,005,000 Kansas State Department of Transportation
           Highway Revenue............................... Aa2/AA+   5.500   9/01/10    1,160,805
 2,750,000 Kansas State Department of Transportation
           Highway Revenue, Series A..................... Aa2/AA+   5.375   3/01/07    3,037,540
 2,000,000 New Jersey State Highway Authority Garden
           State Parkway General Revenue................. A1/AAA    5.150   1/01/07    2,188,060
 3,000,000 New Jersey State Transit Transportation Fund,
           Series A...................................... Aa3/AA-   5.250   6/15/08    3,371,220
    70,000 New Jersey State Turnpike Authority
           Revenue, ETM.................................. Aaa/AAA   5.875   1/01/08       76,113
 3,000,000 New Jersey State Turnpike Authority
           Revenue, Series A............................. Aaa/AAA   5.000   1/01/19    3,210,690
 1,200,000 New Jersey State Turnpike Authority
           Revenue, Series C, MBIA Insured+.............. Aaa/AAA   6.500   1/01/08    1,396,548
 1,000,000 New York State Bridge Authority Revenue....... Aa2/AA-   5.000   1/01/07    1,089,980
 2,105,000 Port of Seattle Washington Revenue, Series A,
           FGIC Insured+................................. Aaa/AAA   6.000   10/01/07   2,390,522
 2,000,000 Texas State Turnpike Authority................ Aa3/AA    5.000   6/01/08    2,213,980
 1,130,000 Triborough Bridge & Tunnel Authority,
           Series Q...................................... Aa3/AAA   6.750   1/01/09    1,316,699
                                                                                     -----------
                                                                                      25,722,317
                                                                                     -----------
           Utilities--14.8%
 2,500,000 Austin Texas Utility System Revenue, Series A,
           MBIA Insured+................................. Aaa/AAA   5.000   5/15/07    2,703,625
 3,150,000 Dade County Florida Water & Sewer System
           Revenue, FGIC Insured+........................ Aaa/AAA   6.250   10/01/07   3,615,224
 1,000,000 Energy Northwest Washington Electrical
           Revenue, Project No. 1, Series A, FSA
           Insured+...................................... Aaa/AAA   5.500   7/01/13    1,140,430

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2003

                                                        Moody's
Principal                                                 /S&P   Interest Maturity
 Amount                                                 Ratings*   Rate     Date      Value
----------                                              -------- -------- -------- ------------
           Municipal Bonds (Continued)
$1,000,000 Grant County Washington Public Utility
           District No. 002............................  Aa3/A+   5.600%  1/01/05  $  1,044,430
 1,000,000 Houston Texas Water Conveyance System
           Contract, Series B, AMBAC Insured+.......... Aaa/AAA   7.000   12/15/04    1,054,540
 1,920,000 Irving Texas Waterworks and Sewer System,
           FSA Insured+................................ Aaa/AAA   5.000   8/15/12     2,151,494
 1,000,000 Irving Texas Waterworks and Sewer System....  Aa2/AA   4.375   8/15/04     1,020,490
 3,070,000 Lincoln Nebraska Electrical System
           Revenue.....................................  Aa2/AA   4.000   9/01/10     3,265,037
 1,280,000 Long Island Power Authority, New York
           Electric System Revenue, FSA Insured+....... Aaa/AAA   0.000   6/01/15       818,061
 2,500,000 Long Island Power Authority, New York
           Electric System Revenue, MBIA Insured+...... Aaa/AAA   5.000   4/01/08     2,766,375
 5,000,000 Long Island Power Authority, New York,
           Electric System Revenue, Series B........... Baa1/A-   5.250   12/01/12    5,517,149
 3,100,000 Nebraska Public Power District Revenue,
           Series A.................................... Aaa/AAA   5.250   1/01/14     3,435,668
 3,000,000 New York State Power Authority, Series A.... Aa2/AA-   5.000   11/15/19    3,201,270
 3,390,000 North Carolina Municipal Power Agency
           No. 1....................................... Baa1/AAA  5.500   1/01/13     3,901,653
 1,000,000 Omaha Public Power District, Series A.......  NR/AA    7.625   2/01/12     1,220,120
 3,000,000 Platte River Power Authority, Colorado Power
           Revenue, Series FF.......................... Aa3/AA-   4.000   6/01/05     3,111,150
 1,320,000 Rhode Island Clean Water Protection Finance
           Agency, Series A............................ Aaa/AAA   5.000   10/01/11    1,466,111
                                                                                   ------------
                                                                                     41,432,827
                                                                                   ------------
           Total Municipal Bonds
           (Cost $262,773,114).........................                             276,441,128
                                                                                   ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2003

                                              Moody's
Number of                                       /S&P   Interest   Maturity
 Shares                                       Ratings*   Rate       Date      Value
---------                                     -------- --------   -------- ------------
          Tax-Exempt Money Market Fund--0.6%
1,760,883 Dreyfus Municipal Money Market Fund
          (Cost $1,760,883)..................  NR/NR    0.630%(a)          $  1,760,883
                                                                           ------------
          Total Investments
          (Cost $264,533,997)(b)--99.3%......                               278,202,011
          Other assets less liabilities--0.7%                                 2,035,445
                                                                           ------------
          Net Assets--100.0%.................                              $280,237,456
                                                                           ------------

AMBAC American Municipal Bond Assurance Corp.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FHA   Federal Housing Authority.
FHLMC Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association.
FSA   Financial Security Assurance.
GNMA  Government National Mortgage Association.
MBIA  Municipal Bond Investors Assurance.
NR    Not Rated.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
++ Represents interest rate in effect at December 31, 2003 for Floating Rates Notes.
(a)   Represents annualized 7 day yield at December 31, 2003.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $13,732,612 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $13,810,969 and aggregate gross unrealized depreciation of $78,357.
*     Unaudited.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         State Diversification (Unaudited)

         December 31, 2003

                                                                   % of
                                                                  total
                                                      value     net assets
                                                   ------------ ----------
     Arizona...................................... $  2,940,043     1.0%
     California...................................    2,977,011     1.1
     Colorado.....................................    6,527,335     2.3
     Connecticut..................................    4,298,861     1.5
     Delaware.....................................    4,843,445     1.7
     District of Columbia.........................    5,104,230     1.8
     Florida......................................   13,735,082     4.9
     Georgia......................................    5,035,862     1.8
     Illinois.....................................   15,012,981     5.4
     Indiana......................................    9,798,238     3.5
     Kansas.......................................    4,198,345     1.5
     Kentucky.....................................    2,021,560     0.7
     Maine........................................      876,616     0.3
     Maryland.....................................    8,609,913     3.1
     Massachusetts................................    6,372,685     2.3
     Minnesota....................................    1,106,340     0.4
     Mississippi..................................    1,142,860     0.4
     Missouri.....................................    4,330,923     1.6
     Montana......................................    1,440,246     0.5
     Nebraska.....................................   10,679,916     3.8
     Nevada.......................................    6,444,075     2.3
     New Jersey...................................   23,933,779     8.5
     New York.....................................   52,526,618    18.7
     North Carolina...............................    8,389,539     3.0
     North Dakota.................................    1,981,451     0.7
     Oklahoma.....................................    5,775,744     2.1
     Pennsylvania.................................    6,043,956     2.2
     Rhode Island.................................    2,483,861     0.9
     South Carolina...............................    1,924,337     0.7
     Tennessee....................................    2,516,075     0.9
     Texas........................................   40,115,506    14.3
     Vermont......................................    1,269,556     0.5
     Virginia.....................................    1,802,679     0.6
     Washington...................................    6,661,722     2.4
     Wisconsin....................................    3,519,741     1.3
     Tax-exempt money market fund (various states)    1,760,883     0.6
                                                   ------------   -----
     Total value of investments...................  278,202,011    99.3
     Other assets less liabilities................    2,035,445     0.7
                                                   ------------   -----
     Net Assets................................... $280,237,456   100.0%
                                                   ------------   -----

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value,
              (Cost $264,533,997)..................... $ 278,202,011
             Receivables:
              Interest................................     3,852,268
              Capital stock sold......................       253,000
             Other assets.............................        12,727
                                                       -------------
              Total Assets............................   282,320,006
                                                       -------------
           Liabilities:
             Payables:
              Capital stock repurchased...............     1,620,427
              Dividends...............................       235,751
              Services provided by The Bank of
               New York and Administrator.............       180,459
             Accrued expenses and other liabilities...        45,913
                                                       -------------
              Total Liabilities.......................     2,082,550
                                                       -------------
           Net Assets:................................ $ 280,237,456
                                                       -------------
           Sources Of Net Assets:
             Capital stock @ par...................... $      27,268
             Paid in capital..........................   265,657,021
             Undistributed net investment income......        64,598
             Accumulated net realized gain on
              investments.............................       820,555
             Net unrealized appreciation on
              investments.............................    13,668,014
                                                       -------------
           Net Assets................................. $ 280,237,456
                                                       -------------
           Institutional Shares:
             Net assets............................... $ 277,389,874
                                                       -------------
             Shares outstanding.......................    26,991,200
                                                       -------------
             Net asset value, offering price and
              repurchase price per share.............. $       10.28
                                                       -------------
           Investor Shares:
             Net assets............................... $   2,847,582
                                                       -------------
             Shares outstanding.......................       276,462
                                                       -------------
             Net asset value, offering price and
              repurchase price per share.............. $       10.30
                                                       -------------
           Institutional Shares authorized @ $.001 par
            value.....................................   200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................   200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

           Investment Income:
             Interest.................................. $ 11,616,537
                                                        ------------
           Expenses:
             Advisory..................................    1,445,735
             Administration............................      578,294
             Accounting services.......................       59,988
             Transfer agent............................       57,634
             Custodian.................................       43,948
             Audit.....................................       19,296
             Registration and filings..................       18,992
             Reports to shareholders...................       13,301
             Directors.................................       11,074
             Legal.....................................        8,905
             12b-1 fee - Investor Shares...............        7,182
             Cash management...........................        4,762
             Insurance.................................        4,391
             Other.....................................       25,550
                                                        ------------
              Net Expenses.............................    2,299,052
                                                        ------------
              Net Investment Income....................    9,317,485
                                                        ------------
           Realized and Unrealized Gain
            (Loss) on Investments:
             Net realized gain on investments..........    5,220,872
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments..............................   (4,277,056)
                                                        ------------
             Net realized and unrealized gain on
              investments..............................      943,816
                                                        ------------
             Net increase in net assets resulting from
              operations............................... $ 10,261,301
                                                        ------------

See notes to financial statements.

         Bny Hamilton Intermediate Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                                               Year Ended December 31,
                                                                                             --------------------------
                                                                                                 2003          2002
                                                                                             ------------  ------------
Operations:
  Net investment income..................................................................... $  9,317,485  $  9,864,199
  Net realized gain on investments..........................................................    5,220,872     3,524,944
  Increase (decrease) in unrealized appreciation/depreciation on investments................   (4,277,056)   10,169,263
                                                                                             ------------  ------------
   Net increase in net assets resulting from operations.....................................   10,261,301    23,558,406
                                                                                             ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares................................   (9,543,359)   (9,716,798)
                         Investor Shares....................................................      (88,559)      (30,123)
  Distributions from capital gains: Institutional Shares....................................   (5,272,267)   (2,666,891)
                     Investor Shares........................................................      (53,753)      (12,095)
                                                                                             ------------  ------------
                                                                                              (14,957,938)  (12,425,907)
                                                                                             ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares....................................   50,586,085    93,352,659
                     Investor Shares........................................................      351,477     3,093,893
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares........................................    5,469,810     2,783,064
                   Investor Shares..........................................................       65,819        40,986
  Value of capital stock repurchased: Institutional Shares..................................  (55,062,945)  (79,174,677)
                      Investor Shares.......................................................     (418,903)     (811,416)
                                                                                             ------------  ------------
  Net increase in net assets resulting from capital stock transactions......................      991,343    19,284,509
                                                                                             ------------  ------------
     Increase (decrease) in Net Assets......................................................   (3,705,294)   30,417,008
Net Assets:
  Beginning of year.........................................................................  283,942,750   253,525,742
                                                                                             ------------  ------------
  End of year (includes undistributed net investment income of $64,598 at December 31, 2003 and $405,779 at December 31, 2002)....................................................... $280,237,456  $283,942,750
                                                                                             ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares.........................................................    4,851,833     9,123,304
        Investor Shares.....................................................................       34,097       297,741
  Shares issued on reinvestment of dividends
   and distributions: Institutional Shares..................................................      530,719       267,394
             Investor Shares................................................................        6,338         3,957
  Shares repurchased: Institutional Shares                                                     (5,285,463)   (7,738,982)
             Investor Shares................................................................      (40,138)      (78,683)
                                                                                             ------------  ------------
   Net increase.............................................................................       97,386     1,874,731
  Shares outstanding, beginning of year.....................................................   27,170,276    25,295,545
                                                                                             ------------  ------------
  Shares outstanding, end of year...........................................................   27,267,662    27,170,276
                                                                                             ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Financial Highlights

                                                           Institutional Shares
                                            ------------------------------------------------
                                                         Year Ended December 31,
                                            ------------------------------------------------
                                              2003      2002     2001(a)    2000       1999
                                            --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year....... $  10.45  $  10.02  $  10.01  $   9.54  $  10.19
                                            --------  --------  --------  --------  --------
Gain (loss) from investment operations
Net investment income......................     0.34      0.38      0.40      0.40      0.39
Net realized and unrealized gain (loss) on
  investments..............................     0.04      0.53      0.06      0.47     (0.60)
                                            --------  --------  --------  --------  --------
 Total from investment operations..........     0.38      0.91      0.46      0.87     (0.21)
                                            --------  --------  --------  --------  --------
Dividends and distributions
Dividends from net investment income.......    (0.35)    (0.38)    (0.40)    (0.40)    (0.39)
Distributions from capital gains...........    (0.20)    (0.10)    (0.05)       --     (0.05)
                                            --------  --------  --------  --------  --------
 Total dividends and distributions.........    (0.55)    (0.48)    (0.45)    (0.40)    (0.44)
                                            --------  --------  --------  --------  --------
Net asset value at end of year............. $  10.28  $  10.45  $  10.02  $  10.01  $   9.54
                                            --------  --------  --------  --------  --------
TOTAL RETURN:..............................     3.65%     9.24%     4.58%     9.30%    (2.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted).......................... $277,390  $281,046  $252,992  $248,923  $251,777
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................     0.79%     0.79%     0.79%     0.78%     0.79%
 Expenses, prior to waiver from The Bank of
   New York................................     0.79%     0.79%     0.81%     0.79%     0.80%
 Net investment income, net of waiver from
   The Bank of New York....................     3.22%     3.70%     3.93%     4.10%     3.96%
Portfolio turnover rate....................       36%       34%       24%       19%       34%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.89% to 3.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                                   Investor Shares
                                                       --------------------------------------
                                                               Year Ended December 31,
                                                       --------------------------------------
                                                        2003    2002   2001(a)  2000     1999
                                                       ------  ------  ------- ------  ------
PER SHARE DATA:
Net asset value at beginning of year.................. $10.49  $10.03  $10.02  $ 9.55  $10.19
                                                       ------  ------  ------  ------  ------
Gain (loss) from investment operations
Net investment income.................................   0.31    0.32    0.38    0.37    0.23
Net realized and unrealized gain (loss) on investments   0.02    0.59    0.05    0.47   (0.45)
                                                       ------  ------  ------  ------  ------
 Total from investment operations.....................   0.33    0.91    0.43    0.84   (0.22)
                                                       ------  ------  ------  ------  ------
Dividends and distributions
Dividends from net investment income..................  (0.32)  (0.35)  (0.37)  (0.37)  (0.37)
Distributions from capital gains......................  (0.20)  (0.10)  (0.05)     --   (0.05)
                                                       ------  ------  ------  ------  ------
 Total dividends and distributions....................  (0.52)  (0.45)  (0.42)  (0.37)  (0.42)
                                                       ------  ------  ------  ------  ------
Net asset value at end of year........................ $10.30  $10.49  $10.03  $10.02  $ 9.55
                                                       ------  ------  ------  ------  ------
TOTAL RETURN:.........................................   3.19%   9.28%   4.32%   9.03%  (2.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)..................................... $2,847  $2,897  $  533  $  606  $  441
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   1.04%   1.04%   1.04%   1.03%   1.07%
 Expenses, prior to waiver from The Bank of New York..   1.04%   1.05%   1.06%   1.04%   1.07%
 Net investment income, net of waiver from The Bank of
   New York...........................................   2.97%   3.44%   3.68%   3.85%   2.31%
Portfolio turnover rate...............................     36%     34%     24%     19%     34%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01, and increase the ratio of net investment income to average net assets from 3.64% to 3.68%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         December 31, 2003

                                                   Moody's
Principal                                            /S&P   Interest Maturity
 Amount                                            Ratings*   Rate     Date     Value
----------                                         -------- -------- -------- ----------
           Municipal Bonds--97.0%
           Education--5.6%
$1,000,000 Dutchess County, New York Industrial
           Development Agency (Bard College Civic
           Facilities)............................  A3/NR    5.750%  8/01/08  $1,132,160
 1,000,000 New York State Dormitory Authority,
           Fordham University, FGIC Insured+...... Aaa/AAA   5.000   7/01/18   1,072,200
 1,500,000 New York State Dormitory Authority, New
           York University, Series A, AMBAC
           Insured+............................... Aaa/AAA   5.500   7/01/09   1,722,840
   500,000 New York State Dormitory Authority,
           Rochester Institute of Technology...... Aaa/AAA   5.000   7/01/13     541,490
 1,000,000 Saratoga County, New York Industrial
           Development Agency (Skidmore College
           Project - Series A), FSA Insured+...... Aaa/NR    2.000   7/01/05   1,010,510
                                                                              ----------
                                                                               5,479,200
                                                                              ----------
           General Obligations--12.5%
   200,000 Bethlehem, New York, AMBAC Insured+.... Aaa/AAA   7.100   11/01/07    235,796
   675,000 Monroe County, New York................  A3/A     6.000   3/01/16     797,567
    10,000 Monroe County, New York, Unrefunded
           Balance, Series B......................  A3/A     7.000   6/01/04      10,236
   500,000 New York, New York, Series A...........  A2/A     6.250   8/01/08     554,670
   525,000 New York, New York, Series C...........  A2/A     5.500   8/15/08     585,149
    50,000 New York, New York, Series E...........  A2/A     7.500   2/01/07      50,235
   500,000 New York, New York, Series H...........  A2/A     5.750   3/15/08     542,565
 1,000,000 New York, New York, Series I...........  A2/A     2.000   3/01/05   1,005,860
   415,000 New York, New York, Series I...........  A2/A     5.750   3/15/08     450,329
    10,000 New York, New York, Unrefunded Balance,
           Series A...............................  A2/A     7.750   8/15/04      10,053
 2,250,000 New York State, Series A...............  A2/AA    5.250   3/15/15   2,485,957
   500,000 New York State, Series C...............  A2/AA    5.000   6/15/11     548,870
 1,000,000 New York State, Series F...............  A2/AA    5.000   9/15/04   1,027,290
 1,500,000 Onondaga County, New York, Series A.... Aa2/AA+   5.000   5/01/17   1,625,234

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2003

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date      Value
----------                                           -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  500,000 Rockland County, New York, Series A...... A1/AA-    5.000%  10/01/15 $   545,500
   750,000 Suffolk County, New York, Series B, FGIC
           Insured+................................. Aaa/AAA   5.000   10/01/13     816,930
 1,000,000 Westchester County, New York............. Aaa/AAA   2.500   12/15/04   1,014,810
                                                                                -----------
                                                                                 12,307,051
                                                                                -----------
           Healthcare--6.0%
 1,000,000 New York State Dormitory Authority
           Revenue, Lenox Hill Hospital, Obligation
           Group....................................  A3/NR    5.250   7/01/08    1,095,600
 3,000,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1, MBIA Insured+.................. Aaa/AAA   5.000   7/01/20    3,181,590
 1,100,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA   5.125   11/01/15   1,214,598
   400,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA   5.250   11/01/11     451,840
                                                                                -----------
                                                                                  5,943,628
                                                                                -----------
           Housing--8.2%
   595,000 New York State Housing Finance Agency,
           Multifamily Mortgage, Series A........... Aaa/AA    7.000   8/15/22      615,528
   500,000 New York State Mortgage Revenue -
           Homeowner Mortgage, Series 37-A.......... Aa1/NR    5.850   4/01/06      517,035
   500,000 New York State Mortgage Revenue -
           Homeowner Mortgage, Series 39............ Aa1/NR    5.300   4/01/04      504,590
 1,000,000 New York State Mortgage Revenue -
           Homeowner Mortgage, Series 70............ Aa1/NR    5.375   10/01/17   1,050,290
 1,000,000 New York State Mortgage Revenue -
           Homeowner Mortgage, Series 80............ Aa1/NR    5.100   10/01/17   1,050,180
 1,000,000 New York State Mortgage Revenue -
           Homeowner Mortgage, Series 95............ Aa1/NR    5.500   10/01/17   1,066,780

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2003

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date     Value
----------                                               -------- -------- -------- ----------
           Municipal Bonds (Continued)
$2,000,000 New York State Urban Development Corp........ Aaa/AAA   5.500%  7/01/16  $2,184,180
 1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program......................... Aa3/AA    5.000   12/01/18  1,071,850
                                                                                    ----------
                                                                                     8,060,433
                                                                                    ----------
           Industrial Development Bonds--2.2%
 1,000,000 Hempstead Township-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project)................................. Aaa/AAA   5.000   12/01/07  1,096,830
 1,000,000 Hempstead Township-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project)................................. Aaa/AAA   5.000   12/01/09  1,079,680
                                                                                    ----------
                                                                                     2,176,510
                                                                                    ----------
           Other--2.0%
 1,800,000 New York State Dormitory Authority, Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+   5.125   8/01/12   1,990,638
                                                                                    ----------
           Pre-Refunded/Escrowed Securities--5.4%
 1,000,000 Erie County, New York Water Authority,
           Waterworks Revenue, AMBAC Insured+........... Aaa/AAA   0.000   12/01/05    971,950
 1,000,000 Erie County, New York Water Authority,
           Waterworks Revenue, Series A, AMBAC
           Insured+..................................... Aaa/AAA   0.000   12/01/06    948,250
 1,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A, MBIA Insured+,
           ETM.......................................... Aaa/AAA   6.000   4/01/05   1,060,000
   500,000 New York, New York, Series G.................  A2/A     5.700   8/01/08     521,045
   500,000 New York, New York City Transitional
           Finance Authority, Series A.................. Aa2/AA+   5.000   8/15/05     529,810
   600,000 New York State Dormitory Authority
           Revenue, New York Public Library, Series A,
           MBIA Insured+................................ Aaa/AAA   0.000   7/01/10     493,944

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2003

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  390,000 New York State Environmental Facilities
           Corp., Series C........................... Aaa/AAA   5.250%  6/15/12  $   436,687
   340,000 New York State Housing Finance Agency,
           State University Construction, ETM........ Aaa/AAA   6.500   11/01/06     366,374
                                                                                 -----------
                                                                                   5,328,060
                                                                                 -----------
           Special Tax--14.6%
 2,000,000 Municipal Assistance Corp. for New York
           City, Series E............................ Aa1/AA+   6.000   7/01/05    2,141,660
 2,000,000 New York, New York City Transitional
           Finance Authority, Series A............... Aa2/AA+   5.500   11/15/17   2,255,559
   300,000 New York, New York City Transitional
           Finance Authority, Series B............... Aa2/AA+   5.000   11/15/10     326,664
 1,000,000 New York, New York City Transitional
           Finance Authority, Series C............... Aa2/AA+   5.375   2/01/13    1,120,980
 1,000,000 New York, New York City Transitional
           Finance Authority, Series C............... Aa2/AA+   5.375   2/15/14    1,118,770
 1,400,000 New York, New York City, Transitional
           Finance Authority, Series 3A.............. Aa2/AA+   2.000   11/01/05   1,413,874
 2,000,000 New York State Local Government Assistance
           Corp., Series A-1......................... Aaa/AAA   5.000   4/01/13    2,237,400
 1,000,000 New York State Local Government Assistance
           Corp., Series C...........................  A1/AA    6.000   4/01/08    1,148,080
   500,000 New York State Local Government Assistance
           Corp., Series E........................... A1/AA-    4.800   4/01/05      521,810
 1,000,000 New York State Thruway Authority, Personal
           Income Tax Revenue, Series A..............  NR/AA    2.000   3/15/06    1,006,570
   990,000 New York State Urban Development Corp.,
           Personal Income Tax Facility, Series A....  A1/AA    5.375   3/15/17    1,093,099
                                                                                 -----------
                                                                                  14,384,466
                                                                                 -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2003

                                                             Moody's
Principal                                                      /S&P   Interest Maturity
 Amount                                                      Ratings*   Rate     Date     Value
----------                                                   -------- -------- -------- ----------
           Municipal Bonds (Continued)
           State Appropriation--20.9%
$  250,000 New York State Dormitory Authority, Albany
           County........................................... A3/AA-    5.500%  4/01/08  $  281,233
 1,000,000 New York State Dormitory Authority, City
           University Construction, Series A................ A3/AA-    5.700   7/01/05   1,062,900
 2,370,000 New York State Dormitory Authority, City
           University Construction, Series A, FGIC
           Insured+......................................... Aaa/AAA   5.750   7/01/18   2,802,856
 1,000,000 New York State Dormitory Authority, Mental
           Health Facilities, Series B...................... NR/AA-    5.250   2/15/18   1,068,780
 1,500,000 New York State Dormitory Authority, Series B..... A3/AA-    5.250   11/15/23  1,656,240
   500,000 New York State Dormitory Authority, State
           University Dormitory Facilities, Series A........ A1/AA-    5.500   7/01/10     571,260
 1,000,000 New York State Dormitory Authority, State
           University Educational Facilities, MBIA
           Insured+......................................... Aaa/AAA   5.000   5/15/15   1,086,720
 1,500,000 New York State Dormitory Authority, State
           University Educational Facilities, Series A, MBIA
           Insured+......................................... Aaa/AAA   5.875   5/15/11   1,763,100
   500,000 New York State Dormitory Authority, State
           University Educational Facilities, Series A...... Aaa/AAA   5.250   5/15/15     567,905
 1,750,000 New York State Dormitory Authority Revenue,
           Upstate Community Colleges, Series A............. Aaa/AAA   5.000   7/01/14   1,909,828
 1,945,000 New York State Medical Care Facilities, Adult
           Day Care Program, Series A....................... Aa1/NR    6.375   11/15/20  2,134,831
   750,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund............................................. A3/AA-    5.625   4/01/07     823,313
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund............................................. A3/AA-    6.000   4/01/07     561,770
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series A, FGIC Insured+.................... Aaa/AAA   5.000   4/01/10     555,275

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2003

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series B............................ Aaa/AAA   5.250%  4/01/16  $ 1,101,700
 1,000,000 New York State Thruway Authority, Highway
           and Bridge, General Purpose, Series B, FSA
           Insured+.................................. Aaa/AAA   4.750   4/01/19    1,043,300
 1,000,000 New York State Urban Development Corp.,
           Cornell Center............................ A3/AA-    5.900   1/01/07    1,013,180
   500,000 New York State Urban Development Corp.,
           Correctional Facilities Service Contract,
           Series A.................................. A3/AA-    5.000   1/01/12      537,250
                                                                                 -----------
                                                                                  20,541,441
                                                                                 -----------
           Transportation--9.3%
 2,400,000 Niagara, New York, Frontier Airport
           Authority, Greater Buffalo International
           Airport, Series A, AMBAC Insured+......... Aaa/AAA   6.125   4/01/14    2,473,704
   500,000 Port Authority of New York & New Jersey,
           Series 88................................. A1/AA-    4.750   10/01/08     548,195
 1,000,000 Port Authority of New York & New Jersey,
           Series 91................................. A1/AA-    4.900   11/15/06   1,012,890
   350,000 Port Authority of New York & New Jersey,
           Series 91................................. A1/AA-    5.100   11/15/08     354,606
 1,000,000 Port Authority of New York & New Jersey,
           Series 128................................ Aaa/AAA   5.000   11/01/18   1,080,790
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series A................. Aa3/AA-   5.250   1/01/16    1,099,950
   775,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B................. Aa3/AA-   5.250   11/15/17     855,856
   500,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B................. Aa3/AAA   5.500   1/01/07      553,640
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series Y................. Aa3/AAA   6.000   1/01/12    1,176,760
                                                                                 -----------
                                                                                   9,156,391
                                                                                 -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2003

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Utilities--10.3%
$1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A......... Aaa/AAA   5.500%  12/01/10 $ 1,150,840
 2,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series B......... Baa1/A-   5.250   6/01/14    2,182,700
   110,000 New York Environmental Facilities Corp.,
           Unrefunded Balance, Series C.............. Aaa/AAA   5.250   6/15/12      122,653
   150,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series A Aaa/AAA   7.000   6/15/12      150,705
    10,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series B Aa2/AA-   7.500   3/15/11       10,052
    15,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series C Aa2/A+    7.200   3/15/11       15,074
 1,000,000 New York State Environmental Facilities
           Corp., Series A........................... Aaa/AAA   3.625   11/15/05   1,042,000
 1,000,000 New York State Environmental Facilities
           Corp., Series B........................... Aaa/AAA   5.250   6/15/17    1,107,050
   775,000 New York State Environmental Facilities
           Corp., Series B........................... Aaa/AAA   5.250   6/15/19      847,974
 2,000,000 New York State Power Authority, Series A.. Aa2/AA-   5.000   11/15/17   2,163,580
   750,000 New York State Power Authority, Series A.. Aa2/AA-   5.500   11/15/10     804,615
   500,000 Suffolk County, New York Water Authority,
           Waterworks Revenue, MBIA Insured+......... Aaa/AAA   5.100   6/01/07      550,815
                                                                                 -----------
                                                                                  10,148,058
                                                                                 -----------
           Total Municipal Bonds
           (Cost $90,814,981)........................                             95,515,876
                                                                                 -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2003

                                              Moody's
 Number                                         /S&P   Interest  Maturity
of Shares                                     Ratings*   Rate      Date      Value
---------                                     -------- --------  -------- -----------
          Tax-exempt Money Market Fund--1.6%
1,596,782 Dreyfus Municipal Money Market Fund
          (Cost $1,596,782)..................  NR/NR    1.00(a)%          $ 1,596,782
                                                                          -----------
          Total Investments
          (Cost $92,411,763)(b)--98.6%.......                              97,112,658
          Other assets less liabilities--1.4%                               1,368,512
                                                                          -----------
          Net Assets--100.0%.................                             $98,481,170
                                                                          -----------

AMBAC American Municipal Bond Assurance Corp.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FHA   Federal Housing Authority.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investor Assurance.
NR    Not Rated.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)   Represents annualized 7 day yield at December 31, 2003.
(b) The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2003, net realized appreciation was $4,701,477 based on cost for Federal income cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $4,746,887 and aggregate gross unrealized depreciation of $45,410.
*     Unaudited.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statement of Assets and Liabilities

         December 31, 2003

            Assets:
              Investments at market value,
               (Cost $92,411,763)...................... $ 97,112,658
              Cash.....................................        6,435
              Receivables:
               Capital stock sold......................    1,349,518
               Interest................................    1,256,183
              Other assets.............................       10,575
                                                        ------------
               Total Assets............................   99,735,369
                                                        ------------
            Liabilities:
              Payables:
               Investments purchased...................    1,067,840
               Dividends...............................       86,537
               Services provided by The Bank of New
                York and Administrator.................       53,731
              Accrued expenses and other liabilities...       46,091
                                                        ------------
               Total Liabilities.......................    1,254,199
                                                        ------------
            Net Assets:................................ $ 98,481,170
                                                        ------------
            Sources Of Net Assets:
              Capital stock @ par...................... $      8,823
              Paid in capital..........................   93,735,396
              Undistributed net investment income......          582
              Accumulated net realized gain on
               investments.............................       35,474
              Net unrealized appreciation on
               investments.............................    4,700,895
                                                        ------------
            Net Assets................................. $ 98,481,170
                                                        ------------
            Institutional Shares:
              Net assets............................... $ 72,127,001
                                                        ------------
              Shares outstanding.......................    6,556,072
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      11.00
                                                        ------------
            Investor Shares:
              Net assets............................... $ 26,354,169
                                                        ------------
              Shares outstanding.......................    2,393,893
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      11.01
                                                        ------------
            Institutional Shares authorized @ $.001 par
             value.....................................  200,000,000
            Investor Shares authorized @ $.001 par
             value.....................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

           Investment Income:
             Interest.................................. $ 3,914,495
                                                        -----------
           Expenses:
             Advisory..................................     467,624
             Administration............................     187,050
             12b-1 fee - Investor Shares...............      69,184
             Transfer agent............................      57,117
             Accounting services.......................      53,985
             Custodian.................................      22,592
             Reports to shareholders...................      18,015
             Audit.....................................      15,562
             Registration and filings..................      14,508
             Directors.................................      11,047
             Legal.....................................       3,571
             Cash management...........................       1,779
             Other.....................................      14,157
                                                        -----------
              Total Expenses...........................     936,191
             Fees waived by The Bank of New York
              (Note 3).................................    (127,932)
             Earnings credit adjustment (Note 3).......        (247)
                                                        -----------
              Net Expenses.............................     808,012
                                                        -----------
              Net Investment Income....................   3,106,483
                                                        -----------
           Realized and Unrealized
            Gain(Loss) on Investments:
             Net realized gain on investments..........     423,517
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments..............................    (143,972)
                                                        -----------
             Net realized and unrealized gain on
              investments..............................     279,545
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $ 3,386,028
                                                        -----------


See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                                                Year Ended December 31,
                                                                                              --------------------------
                                                                                                  2003          2002
                                                                                              ------------  ------------
Operations:
  Net investment income...................................................................... $  3,106,483  $  2,637,665
  Net realized gain on investments...........................................................      423,517       483,304
  Increase (decrease) in unrealized appreciation/depreciation on investments.................     (143,972)    3,744,804
                                                                                              ------------  ------------
   Net increase in net assets resulting from operations......................................    3,386,028     6,865,773
                                                                                              ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares.................................   (2,241,247)   (1,828,450)
                         Investor Shares.....................................................     (873,941)     (897,257)
  Distributions from capital gains: Institutional Shares.....................................     (291,140)     (199,614)
                    Investor Shares..........................................................     (109,437)     (108,112)
                                                                                              ------------  ------------
                                                                                                (3,515,765)   (3,033,433)
                                                                                              ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................................   27,538,500    20,755,728
                     Investor Shares.........................................................      958,797    25,321,915
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares.........................................      622,422       533,762
                    Investor Shares..........................................................      726,490       725,062
  Value of capital stock repurchased: Institutional Shares...................................  (11,931,014)  (12,333,209)
                      Investor Shares........................................................   (5,054,785)   (4,347,806)
                                                                                              ------------  ------------
  Net increase in net assets resulting from capital stock transactions.......................   12,860,410    30,655,452
                                                                                              ------------  ------------
   Increase in Net Assets....................................................................   12,730,673    34,487,792
Net Assets:
  Beginning of year..........................................................................   85,750,497    51,262,705
                                                                                              ------------  ------------
  End of year (includes undistributed net investment income of $582 at December 31, 2003 and
   $9,044 at December 31, 2002).............................................................. $ 98,481,170  $ 85,750,497
                                                                                              ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................................    2,503,672     1,982,889
         Investor Shares.....................................................................       87,013     2,363,362
  Shares issued on reinvestment of dividends and distributions: Institutional Shares.........       56,574        49,173
                                      Investor Shares........................................       66,099        66,896
  Shares repurchased: Institutional Shares...................................................   (1,085,652)   (1,135,014)
             Investor Shares.................................................................     (459,451)     (402,479)
                                                                                              ------------  ------------
   Net increase..............................................................................    1,168,255     2,924,827
  Shares outstanding, beginning of year......................................................    7,781,710     4,856,883
                                                                                              ------------  ------------
  Shares outstanding, end of year............................................................    8,949,965     7,781,710
                                                                                              ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Financial Highlights

                                                            Institutional Shares
                                                -------------------------------------------
                                                           Year Ended December 31,
                                                -------------------------------------------
                                                  2003     2002   2001(a)    2000     1999
                                                -------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year........... $ 11.02  $ 10.55  $ 10.54  $ 10.10  $ 10.65
                                                -------  -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income..........................    0.37     0.39     0.41     0.41     0.41
Net realized and unrealized gain (loss) on
  investments..................................    0.03     0.52     0.09     0.44    (0.55)
                                                -------  -------  -------  -------  -------
 Total from investment operations..............    0.40     0.91     0.50     0.85    (0.14)
                                                -------  -------  -------  -------  -------
Dividends and distributions
Dividends from net investment income...........   (0.37)   (0.40)   (0.41)   (0.41)   (0.41)
Distributions from capital gains...............   (0.05)   (0.04)   (0.08)      --       --
                                                -------  -------  -------  -------  -------
 Total dividends and distributions.............   (0.42)   (0.44)   (0.49)   (0.41)   (0.41)
                                                -------  -------  -------  -------  -------
Net asset value at end of year................. $ 11.00  $ 11.02  $ 10.55  $ 10.54  $ 10.10
                                                -------  -------  -------  -------  -------
TOTAL RETURN:..................................    3.71%    8.79%    4.77%    8.66%   (1.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)...... $72,127  $55,992  $44,164  $33,202  $31,446
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New
   York........................................    0.79%    0.79%    0.79%    0.79%    0.82%
 Expenses, prior to waiver from The Bank of New
   York........................................    0.93%    0.97%    1.10%    1.06%    1.07%
 Net investment income, net of waiver from The
   Bank of New York............................    3.39%    3.58%    3.83%    4.05%    3.93%
Portfolio turnover rate........................      10%      13%      17%      16%      32%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.80% to 3.83%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                                    Investor Shares
                                                       ----------------------------------------
                                                                Year Ended December 31,
                                                       ----------------------------------------
                                                         2003     2002   2001(a)  2000     1999
                                                       -------  -------  ------- ------  ------
PER SHARE DATA:
Net asset value at beginning of year.................. $ 11.02  $ 10.56  $10.55  $10.10  $10.65
                                                       -------  -------  ------  ------  ------
Gain (loss) from investment operations
Net investment income.................................    0.35     0.36    0.38    0.39    0.38
Net realized and unrealized gain (loss) on investments    0.04     0.51    0.09    0.45   (0.55)
                                                       -------  -------  ------  ------  ------
 Total from investment operations.....................    0.39     0.87    0.47    0.84   (0.17)
                                                       -------  -------  ------  ------  ------
Dividends and distributions
Dividends from net investment income..................   (0.35)   (0.37)  (0.38)  (0.39)  (0.38)
Distributions from capital gains......................   (0.05)   (0.04)  (0.08)     --      --
                                                       -------  -------  ------  ------  ------
 Total dividends and distributions....................   (0.40)   (0.41)  (0.46)  (0.39)  (0.38)
                                                       -------  -------  ------  ------  ------
Net asset value at end of year........................ $ 11.01  $ 11.02  $10.56  $10.55  $10.10
                                                       -------  -------  ------  ------  ------
TOTAL RETURN:.........................................    3.57%    8.42%   4.51%   8.49%  (1.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $26,354  $29,758  $7,099  $8,021  $8,032
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....    1.04%    1.04%   1.04%   1.03%   1.07%
 Expenses, prior to waiver from The Bank of New
   York...............................................    1.17%    1.22%   1.34%   1.31%   1.30%
 Net investment income, net of waiver from The Bank of
   New York...........................................    3.15%    3.33%   3.59%   3.81%   3.65%
Portfolio turnover rate...............................      10%      13%     17%     16%     32%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was also an increase to the ratio of net investment income to average net assets from 3.56% to 3.59%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         December 31, 2003

Principal
 Amount                                  Value
----------                            -----------
           United States Government
           Agencies & Obligations--60.0%
           Federal Home Loan Bank--6.3%
$3,000,000 0.67%, 1/02/04+........... $ 3,000,000
 5,000,000 0.73%, 1/02/04+...........   5,000,000
                                      -----------
                                        8,000,000
                                      -----------
           Federal Home Loan Mortgage Corp.--9.9%
 9,500,000 5.75%, 4/15/08............ 10,430,887
    30,000 6.75%, 9/15/29............      34,519
 1,950,000 6.25%, 7/15/32............   2,120,648
                                      -----------
                                       12,586,054
                                      -----------
           Federal National Mortgage
           Association--14.5%
 8,350,000 5.50%, 2/15/06............   8,939,050
 4,900,000 4.375%, 3/15/13...........   4,812,408
   725,000 5.125%, 1/02/14...........     727,522
 2,375,000 6.25%, 5/15/29............   2,572,790
 1,300,000 6.625%, 11/15/30..........   1,477,952
                                      -----------
                                       18,529,722
                                      -----------
           Tennessee Valley Authority--0.5%
   650,000 6.15%, 1/15/38............     695,567
                                      -----------
           United States Treasury Bonds--7.5%
 2,500,000 7.25%, 5/15/16............   3,118,653
 4,125,000 6.125%, 11/15/27..........   4,650,616
   500,000 5.25%, 11/15/28...........     503,614
 1,300,000 5.25%, 2/15/29............   1,311,476
                                      -----------
                                        9,584,359
                                      -----------
           United States Treasury Notes--21.3%
 3,250,000 5.75%, 11/15/05...........   3,489,434
 3,350,000 6.875%, 5/15/06...........   3,724,128
 3,425,000 6.25%, 2/15/07............   3,817,806

Principal
 Amount                               Value
----------                         -----------
           United States Government
           Agencies & Obligations
           (Continued)
$3,675,000 6.625%, 5/15/07........ $ 4,159,210
 8,525,000 5.75%, 8/15/10.........   9,558,655
 1,525,000 5.00%, 8/15/11.........   1,631,988
   750,000 3.875%, 2/15/13........     734,180
                                   -----------
                                    27,115,401
                                   -----------
           Total United States Government
           Agencies & Obligations
           (Cost $73,440,894).....  76,511,103
                                   -----------
           Mortgage-Backed
           Securities--24.1%
           Federal Home Loan Mortgage Corp.--13.7%
     7,780 Pool #182217
           8.00%, 12/01/04........       7,883
     3,699 Pool #502185
           8.50%, 7/01/05.........       3,762
   130,317 Gold Pool #M70034
           7.50%, 6/01/08.........     139,183
    89,376 Gold Pool # E00227
           6.00%, 7/01/08.........      94,033
   294,805 Gold Pool #E49415
           6.50%, 7/01/08.........     313,204
    18,201 Pool #184275
           8.25%, 9/01/08.........      19,457
   437,860 Gold Pool #M80707
           5.50%, 10/01/08........     450,145
     4,051 Pool #160062
           9.50%, 10/01/08........       4,409
     4,597 Pool #160065
           9.50%, 11/01/08........       5,002

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2003

Principal
 Amount                      Value
---------                   --------
          Mortgage-Backed
          Securities (Continued)
$  4,694  Pool #160066
          9.75%, 11/01/08.. $  5,104
  57,294  Pool #185743
          8.50%, 12/01/08..   57,283
  57,785  Pool #251974
          8.50%, 4/01/09...   61,465
  86,089  Pool #185964
          8.50%, 2/01/10...   90,588
  57,074  Gold Pool #E20201
          7.50%, 10/01/10..   60,895
 280,488  Gold Pool #G10439
          6.50%, 1/01/11...  297,510
  49,036  Gold Pool #E00417
          7.00%, 2/01/11...   52,288
 250,399  Gold Pool #G90011
          8.50%, 8/17/11...  269,319
 121,777  Gold Pool #E00461
          7.50%, 12/01/11..  129,960
 118,663  Gold Pool #C90017
          6.50%, 4/01/13...  125,246
 195,223  Gold Pool #D90113
          6.50%, 6/01/13...  206,053
 109,144  Gold Pool #G11072
          7.50%, 12/01/15..  116,628
  87,010  Gold Pool #G30052
          7.50%, 6/01/16...   93,761
 555,431  Gold Pool #C90185
          7.50%, 9/01/17...  597,850
 897,293  Gold Pool #D92715
          6.00%, 11/01/18..  933,675

Principal
 Amount                       Value
---------                    --------
          Mortgage-Backed
          Securities (Continued)
$157,802  Gold Pool # C90241
          6.50%, 12/01/18... $165,851
  32,187  Pool #555045
          8.00%, 5/01/19....   33,283
  91,574  Gold Pool #C90290
          7.00%, 8/01/19....   97,098
  68,378  Gold Pool #A01217
          8.50%, 4/01/20....   75,016
 728,171  Gold Pool #C90484
          6.00%, 10/01/21...  756,368
 469,507  Gold Pool #C90492
          6.00%, 11/01/21...  487,687
 382,036  Gold Pool #C90503
          6.00%, 12/01/21...  396,829
 147,493  Gold Pool #C00098
          8.00%, 2/01/22....  161,098
 104,647  Gold Pool # D24970
          8.00%, 3/01/22....  114,300
  93,333  Gold Pool #D36389
          8.00%, 1/01/23....  102,016
 391,018  Pool #334595
          7.50%, 11/01/23...  422,665
 121,656  Gold Pool #G00356
          7.00%, 6/01/25....  129,173
  85,888  Gold Pool #D67014
          7.50%, 1/01/26....   92,552
 401,190  Gold Pool #G01480
          7.50%, 12/01/26...  433,875
 470,170  Gold Pool #C00490
          8.00%, 1/01/27....  510,725

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2003

Principal
 Amount                         Value
----------                   -----------
           Mortgage-Backed
           Securities (Continued)
$  273,205 Gold Pool #C20273
           6.00%, 6/01/28... $   283,837
    45,296 Gold Pool #C00664
           7.50%, 9/01/28...      48,687
   226,602 Gold Pool #G01130
           8.00%, 2/01/30...     247,093
 1,156,157 Gold Pool #C69955
           6.50%, 8/01/32...   1,211,090
 7,465,977 Gold Pool #A15088
           5.50%, 10/01/33..   7,559,987
                             -----------
                              17,463,933
                             -----------
           Federal National Mortgage
           Association--6.6%
    94,197 Pool #195152
           7.00%, 1/01/08...      99,429
    82,230 Pool #81860
           8.00%, 4/01/09...      86,763
   125,912 Pool #278437
           7.50%, 5/01/09...     134,730
   143,167 Pool #535630
           6.00%, 12/01/10..     150,515
   313,093 Pool #406590
           6.25%, 11/01/12..     330,621
   247,495 Pool #482513
           5.50%, 1/01/14...     257,683
   247,492 Pool #323956
           7.50%, 12/01/14..     266,169
   328,518 Pool #535634
           5.50%, 8/01/15...     342,041

Principal
 Amount                     Value
---------                  --------
          Mortgage-Backed
          Securities (Continued)
$169,818  Pool #6222
          9.00%, 4/01/16.. $187,026
 181,406  Pool #252711
          7.00%, 9/01/19..  192,486
 162,486  Pool #604312
          6.50%, 6/01/21..  170,424
  70,157  Pool #124118
          9.00%, 3/01/22..   78,302
 185,754  Pool #254354
          7.00%, 5/01/22..  196,984
  63,337  Pool #159860
          7.50%, 6/01/22..   68,159
 109,170  Pool #50748
          7.50%, 6/01/23..  117,344
 198,376  Pool #326382
          7.00%, 3/01/24..  211,135
  30,416  Pool #64195
          8.253%, 11/01/24   32,545
 151,378  Pool #70319
          7.802%, 12/01/24  161,975
 381,475  Pool #308497
          8.00%, 5/01/25..  415,380
  47,673  Pool #320514
          6.50%, 9/01/25..   50,009
 949,242  Pool #335054
          6.00%, 1/01/26..  992,271
 216,180  Pool #446431
          8.50%, 10/01/26.  236,727
 207,594  Pool #415330
          8.00%, 12/01/26.  226,516

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2003

Principal
 Amount                     Value
---------                 ----------
          Mortgage-Backed
          Securities (Continued)
$120,973  Pool #251498
          6.50%, 2/01/28. $  126,787
 153,501  Pool #403470
          6.00%, 5/01/28.    160,320
  94,854  Series #441759
          6.00%, 9/01/28.     98,268
 118,830  Pool #449154
          6.00%, 12/01/28    123,108
 544,181  Pool #457916
          7.50%, 12/01/28    585,964
 270,081  Pool #252518
          7.00%, 5/01/29.    288,407
 112,337  Pool #252570
          6.50%, 7/01/29.    117,559
 126,480  Pool #535182
          8.00%, 10/01/29    137,943
  21,288  Pool #420171
          5.75%, 2/01/30.     21,876
 301,669  Pool #530528
          4.028%, 4/01/30    311,211
 827,909  Pool #601649
          6.00%, 9/01/31.    862,155
 339,513  Pool #615519
          6.00%, 11/01/31    351,099
 114,420  Pool #254484
          6.50%, 12/01/31    119,806
 125,260  Pool #645256
          6.50%, 7/01/32.    131,021
                          ----------
                           8,440,758
                          ----------

Principal
 Amount                      Value
---------                   --------
          Mortgage-Backed
          Securities (Continued)
          Government National Mortgage
          Association--3.8%
$  2,720  Pool #6400
          8.00%, 6/15/05... $  2,833
   1,427  Pool #7774
          8.00%, 9/15/05...    1,486
   6,047  Pool #7038
          8.00%, 10/15/05..    6,297
   6,422  Pool #11310
          8.00%, 11/15/05..    6,687
   5,464  Pool #10459
          8.00%, 8/15/06...    5,780
   7,043  Pool #12590
          8.00%, 9/15/06...    7,451
  10,228  Pool #10419
          8.00%, 9/15/06...   10,820
  13,874  Pool #14295
          8.00%, 1/15/07...   14,854
 152,008  Pool #367439
          5.50%, 12/15/08..  159,370
 242,076  Pool #360837
          6.50%, 3/15/09...  258,590
 450,140  Pool #456880
          6.50%, 5/15/13...  480,067
 166,719  Pool #476328
          7.00%, 6/15/13...  179,058
 254,272  Pool# 483935
          5.50%, 12/15/13..  266,259
 109,285  Pool #2815
          6.00%, 9/20/14...  113,103
 190,089  Pool #3005
          7.50%, 11/20/15..  203,899

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2003

Principal
 Amount                    Value
---------                 --------
          Mortgage-Backed
          Securities (Continued)
$223,262  Pool #3018
          7.50%, 12/20/15 $239,482
 825,506  Pool #569502
          5.00%, 1/15/17.  847,037
  14,191  Pool #204365
          9.00%, 3/15/17.   15,863
  40,293  Pool #176549
          7.50%, 3/20/17.   43,273
 107,259  Pool #247223
          9.00%, 4/15/18.  119,982
   6,340  Pool #177793
          9.50%, 5/15/19.    7,094
 239,888  Pool #512821
          6.50%, 6/15/19.  254,330
   2,655  Pool #284645
          8.50%, 2/15/20.    2,932
   4,989  Pool #319650
          7.00%, 11/15/22    5,357
  99,098  Pool #356770
          7.50%, 4/15/23.  106,920
  11,829  Pool #350532
          6.50%, 6/15/23.   12,549
 298,420  Pool #351405
          6.50%, 1/15/24.  316,002
  26,989  Pool #359470
          7.00%, 1/15/24.   28,939
  45,408  Pool #376445
          6.50%, 4/15/24.   48,083
  16,572  Pool #386348
          7.50%, 6/15/24.   17,868

Principal
 Amount                                Value
----------                          -----------
           Mortgage-Backed
           Securities (Continued)
$  334,879 Pool #780035
           6.50%, 7/15/24.......... $   354,609
    15,246 Pool #407323
           8.25%, 4/15/25..........      16,667
   165,269 Pool #780459
           7.00%, 11/15/26.........     176,720
   107,207 Pool #2345
           8.50%, 12/20/26.........     116,474
    71,505 Pool #464704
           8.00%, 7/15/28..........      77,850
   110,804 Pool #517210
           7.75%, 11/15/29.........     120,054
   123,718 Pool #564751
           6.00%, 8/15/31..........     128,666
                                    -----------
                                      4,773,305
                                    -----------
           Total Mortgage-Backed
           Securities
           (Cost $30,189,425)......  30,677,996
                                    -----------
           Collateralized Mortgage
           Obligations--10.8%
           Federal Home Loan Mortgage Corp.--2.7%
   275,000 Series 1176-H
           8.00%, 12/15/06.........     277,735
   199,000 Series 1574-I
           6.50%, 8/15/22..........     202,273
 1,175,000 Series 1627-PJ
           6.00%, 3/15/23..........   1,235,858
    55,672 Series 1588-QD
           6.50%, 9/15/23..........      55,837

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2003

Principal
 Amount                                Value
----------                           ----------
           Collateralized Mortgage
           Obligations (Continued)
$1,540,092 Series 1602-H
           6.50%, 10/15/23.......... $1,561,151
    68,663 Series 2123-PE
           6.00%, 12/15/27..........     70,938
                                     ----------
                                      3,403,792
                                     ----------
           Federal National Mortgage
           Association--7.4%
   665,542 Series 1988-15A
           9.00%, 6/25/18...........    735,145
   572,572 Series 1992-136PK
           6.00%, 8/25/22...........    604,384
   787,495 Series 1993-96PJ
           7.00%, 8/25/22...........    795,277
    93,640 Series 1992-172M
           7.00%, 9/25/22...........    100,327
 1,403,000 Series 1993-149M
           7.00%, 8/25/23...........  1,493,338
 3,974,000 Series 1993-178PK
           6.50%, 9/25/23...........  4,175,681
 1,136,000 Series 1993-203PL
           6.50%, 10/25/23..........  1,213,616
   107,384 Series 1993-253H PO
           0.00%, 11/25/23..........     95,410
   216,844 Series 1993-255E
           7.10%, 12/25/23..........    220,971
                                     ----------
                                      9,434,149
                                     ----------

Principal
 Amount                           Value
---------                      -----------
          Collateralized Mortgage
          Obligations (Continued)
          Government National Mortgage
          Association--0.7%
$830,299  Series 1999-13PC
          6.00%, 3/20/28...... $   860,449
                               -----------
          Total Collateralized
          Mortgage Obligations
          (Cost $13,046,465)..  13,698,390
                               -----------

Number of
 Shares
---------
          Money Market Fund--4.4%
5,666,068 ACM Institutional Reserves
          (Government Portfolio),
          0.93% (a)
          (Cost $5,666,068)..............    5,666,068
                                          ------------
          Total Investments
          (Cost $122,342,852)(b)--
          99.3%..........................  126,553,557
          Other assets less liabilities--
          0.7%...........................      926,561
                                          ------------
          Net Assets--100.0%............. $127,480,118
                                          ------------

POPrincipal Only.
(a)Represents annualized 7 day yield at December 31, 2003.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $3,125,692 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,376,681 and aggregate gross unrealized depreciation of $250,989.
+ Rate shown is discounted rate at time of purchase for United States
  Government Agencies and Obligations.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value,
              (Cost $122,342,852)..................... $126,553,557
             Cash.....................................          315
             Receivables:
              Interest................................    1,178,500
              Investments sold........................       17,059
              Capital stock sold......................        4,578
             Other assets.............................       12,323
                                                       ------------
              Total Assets............................  127,766,332
                                                       ------------
           Liabilities:
             Payables:
              Dividends...............................      139,958
              Services provided by The Bank of
               New York and Administrator.............       66,873
              Capital stock repurchased...............       41,291
             Accrued expenses and other liabilities...       38,092
                                                       ------------
              Total Liabilities.......................      286,214
                                                       ------------
           Net Assets:................................ $127,480,118
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     12,406
             Paid in capital..........................  125,189,396
             Undistributed net investment loss........   (1,183,397)
             Accumulated net realized loss on
              investments.............................     (748,992)
             Net unrealized appreciation on
              investments.............................    4,210,705
                                                       ------------
           Net Assets................................. $127,480,118
                                                       ------------
           Institutional Shares:
             Net assets............................... $112,584,117
                                                       ------------
             Shares outstanding.......................   10,955,775
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.28
                                                       ------------
           Investor Shares:
             Net assets............................... $ 14,896,001
                                                       ------------
             Shares outstanding.......................    1,450,637
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.27
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

           Investment Income:
             Interest.................................. $ 5,592,931
                                                        -----------
           Expenses:
             Advisory..................................     669,923
             Administration............................     267,969
             Accounting services.......................      57,458
             Transfer agent............................      54,478
             Custodian.................................      51,003
             12b-1 fee - Investor Shares...............      40,703
             Reports to shareholders...................      17,380
             Registration and filings..................      17,012
             Audit.....................................      16,008
             Directors.................................      11,056
             Legal.....................................       6,512
             Cash management...........................       2,498
             Insurance.................................       1,820
             Other.....................................      21,560
                                                        -----------
              Total Expenses...........................   1,235,380
             Fees waived by The Bank of New York
              (Note 3).................................    (137,232)
                                                        -----------
              Net Expenses.............................   1,098,148
                                                        -----------
              Net Investment Income....................   4,494,783
                                                        -----------
           Realized and Unrealized Gain
            (Loss) on Investments:
             Net realized gain on investments..........   1,243,839
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments..............................  (3,403,871)
                                                        -----------
             Net realized and unrealized loss on
              investments..............................  (2,160,032)
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $ 2,334,751
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statements of Changes in Net Assets

                                                                                          Year Ended December 31,
                                                                                        --------------------------
                                                                                            2003          2002
                                                                                        ------------  ------------
Operations:
  Net investment income................................................................ $  4,494,783  $  5,146,815
  Net realized gain on investments.....................................................    1,243,839       260,790
  Increase (decrease) in unrealized appreciation/depreciation on investments...........   (3,403,871)    6,181,013
                                                                                        ------------  ------------
   Net increase in net assets resulting from operations................................    2,334,751    11,588,618
                                                                                        ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares...........................   (4,773,442)   (4,888,267)
                          Investor Shares..............................................     (619,108)     (676,504)
                                                                                        ------------  ------------
                                                                                          (5,392,550)   (5,564,771)
                                                                                        ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares...............................   49,895,199    80,926,309
                     Investor Shares...................................................    3,948,396     4,551,174
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares.......    2,574,304     2,611,858
                                    Investor Shares....................................      553,481       602,834
  Value of capital stock repurchased: Institutional Shares.............................  (53,242,993)  (58,881,121)
                      Investor Shares..................................................   (5,442,177)   (3,021,170)
                                                                                        ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock transactions......   (1,713,790)   26,789,884
                                                                                        ------------  ------------
   Increase (decrease) in Net Assets...................................................   (4,771,589)   32,813,731
Net Assets:
  Beginning of year....................................................................  132,251,707    99,437,976
                                                                                        ------------  ------------
  End of year (includes undistributed net investment loss of $1,183,397 at
   December 31, 2003 and $944,166 at December 31, 2002)................................ $127,480,118  $132,251,707
                                                                                        ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares....................................................    4,763,497     7,971,674
         Investor Shares...............................................................      378,058       448,776
  Shares issued on reinvestment of dividends: Institutional Shares.....................      247,558       255,471
                           Investor Shares.............................................       53,273        58,990
  Shares repurchased: Institutional Shares.............................................   (5,093,960)   (5,815,354)
             Investor Shares...........................................................     (522,340)     (296,268)
                                                                                        ------------  ------------
   Net increase (decrease).............................................................     (173,914)    2,623,289
  Shares outstanding, beginning of year................................................   12,580,326     9,957,037
                                                                                        ------------  ------------
  Shares outstanding, end of year......................................................   12,406,412    12,580,326
                                                                                        ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Financial Highlights

                                                        Institutional Shares
                                           ---------------------------------------------
                                                       Year Ended December 31,
                                           ---------------------------------------------
                                             2003      2002    2001(a)    2000     1999
                                           --------  --------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year...... $  10.51  $   9.99  $  9.85  $  9.41  $ 10.04
                                           --------  --------  -------  -------  -------
Gain (loss) from investment operations
Net investment income.....................     0.35      0.46     0.51     0.56     0.56
Net realized and unrealized gain (loss) on
  investments.............................    (0.16)     0.55     0.17     0.44    (0.64)
                                           --------  --------  -------  -------  -------
 Total from investment operations.........     0.19      1.01     0.68     1.00    (0.08)
                                           --------  --------  -------  -------  -------
Dividends
Dividends from net investment income......    (0.42)    (0.49)   (0.54)   (0.56)   (0.55)
                                           --------  --------  -------  -------  -------
Net asset value at end of year............ $  10.28  $  10.51  $  9.99  $  9.85  $  9.41
                                           --------  --------  -------  -------  -------
TOTAL RETURN:.............................     1.86%    10.39%    6.99%   11.03%   (0.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)......................... $112,584  $116,056  $86,160  $75,533  $68,762
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................     0.79%     0.79%    0.79%    0.79%    0.82%
 Expenses, prior to waiver from The Bank
   of New York............................     0.89%     0.89%    0.93%    0.94%    0.92%
 Net investment income, net of waiver from
   The Bank of New York...................     3.39%     4.45%    5.15%    5.92%    5.76%
Portfolio turnover rate...................       87%       41%      44%      10%      16%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.35% to 5.15%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                              Investor Shares
                                               -------------------------------------------
                                                          Year Ended December 31,
                                               -------------------------------------------
                                                 2003     2002   2001(a)    2000     1999
                                               -------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year.......... $ 10.51  $  9.98  $  9.85  $  9.41  $ 10.04
                                               -------  -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income.........................    0.33     0.43     0.49     0.53     0.53
Net realized and unrealized gain (loss) on
  investments.................................   (0.17)    0.57     0.15     0.45    (0.63)
                                               -------  -------  -------  -------  -------
 Total from investment operations.............    0.16     1.00     0.64     0.98    (0.10)
                                               -------  -------  -------  -------  -------
Dividends
Dividends from net investment income..........   (0.40)   (0.47)   (0.51)   (0.54)   (0.53)
                                               -------  -------  -------  -------  -------
Net asset value at end of year................ $ 10.27  $ 10.51  $  9.98  $  9.85  $  9.41
                                               -------  -------  -------  -------  -------
TOTAL RETURN:.................................    1.50%   10.22%    6.62%   10.76%   (0.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)............................. $14,896  $16,196  $13,278  $12,168  $12,507
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York...................................    1.04%    1.04%    1.04%    1.04%    1.07%
 Expenses, prior to waiver from The Bank of
   New York...................................    1.14%    1.14%    1.18%    1.18%    1.20%
 Net investment income, net of waiver from The
   Bank of New York...........................    3.13%    4.20%    4.89%    5.67%    5.50%
Portfolio turnover rate.......................      87%      41%      44%      10%      16%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.09% to 4.89%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Schedule of Investments

         December 31, 2003

 Principal
  Amount                              Value
-----------                        -----------
            Mortgage-Backed
            Securities--38.8%
            Federal Home Loan Mortgage Corp.--34.4%
$    36,941 Pool #160074
            10.00%, 4/01/09....... $    40,512
    189,406 Pool #180006
            9.25%, 8/01/11........     208,278
    617,716 Gold Pool #E00678
            6.50%, 6/01/14........     654,222
 15,366,031 Gold Pool #E01386
            5.00%, 6/01/18........  15,672,804
  3,407,312 Gold Pool #E01425
            4.50%, 8/01/18........   3,410,871
  2,301,841 Gold Pool #E98903
            4.50%, 8/01/18........   2,304,246
  4,628,678 Gold Pool #E99778
            4.50%, 9/01/18........   4,633,513
  1,693,407 Gold Pool #B10824
            4.50%, 11/01/18.......   1,695,176
     12,494 Gold Pool #G00800
            7.00%, 11/01/26.......      13,257
    633,508 Gold Pool #G00767
            7.50%, 8/01/27........     682,274
    236,959 Gold Pool #C29166
            7.00%, 7/01/29........     250,907
    696,701 Gold Pool #C00896
            7.50%, 12/01/29.......     748,427
    290,586 Gold Pool #G01131
            7.50%, 9/01/30........     312,054
    536,798 Gold Pool #C01095
            7.00%, 11/01/30.......     567,969
     51,420 Gold Pool #C44362
            7.50%, 11/01/30.......      55,218
    163,373 Gold Pool #C46812
            7.50%, 1/01/31........     175,442

Principal
 Amount                          Value
----------                    -----------
           Mortgage-Backed
           Securities (Continued)
$   19,611 Gold Pool # C55047
           7.50%, 7/01/31.... $    21,060
   855,443 Gold Pool #C60567
           7.00%, 11/01/31...     905,097
 3,646,436 Gold Pool #C01329
           7.00%, 3/01/32....   3,858,096
 1,809,284 Gold Pool #C01345
           7.00%, 4/01/32....   1,914,348
 1,493,820 Gold Pool # C01351
           6.50%, 5/01/32....   1,564,797
 9,821,835 Gold Pool #C01385
           6.50%, 8/01/32....  10,288,506
 1,774,978 Gold Pool # C75331
           6.50%, 8/01/32....   1,859,314
 8,284,754 Gold Pool #G01443
           6.50%, 8/01/32....   8,678,393
 2,885,858 Gold Pool #C01385
           6.00%, 9/01/32....   2,983,431
   652,328 Gold Pool #C01396
           6.50%, 9/01/32....     683,323
 3,975,171 Gold Pool # C01404
           6.50%, 10/01/32...   4,164,046
 1,737,969 Gold Pool # C75536
           6.00%, 1/01/33....   1,796,731
 1,343,911 Gold Pool #C01500
           6.50%, 1/01/33....   1,407,765
 3,550,000 Gold Pool TBA
           4.50%, 1/15/33....   3,398,017
 4,335,000 Gold Pool TBA
           5.00%, 1/01/34....   4,278,103

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2003

 Principal
  Amount                                Value
-----------                          ------------
            Mortgage-Backed
            Securities (Continued)
$ 5,846,056 Gold Pool #C01511
            6.00%, 3/01/33.......... $  6,043,716
  9,585,727 Gold Pool #C77416
            6.00%, 3/01/33..........    9,909,828
 13,600,378 Gold Pool #G01513
            6.00%, 3/01/33..........   14,060,218
  5,658,009 Gold Pool #C79865
            5.00%, 6/01/33..........    5,587,804
 17,346,109 Gold Pool #C79876
            5.50%, 6/01/33..........   17,564,531
  4,501,670 Gold Pool #C01582
            5.50%, 7/01/33..........    4,558,354
 11,172,403 Gold Pool #A14164
            5.00%, 10/01/33.........   11,033,776
  3,967,018 Gold Pool #A13973
            5.50%, 10/01/33.........    4,016,970
    217,608 Pool #A15024
            6.00%, 10/01/33.........      224,972
  8,990,705 Gold Pool #A15479
            5.50%, 11/01/33.........    9,103,915
                                     ------------
                                      161,330,281
                                     ------------
            Federal National Mortgage Association--2.9%
     92,981 Pool #219238
            8.50%, 2/01/09..........       98,757
  1,225,596 Pool #190770
            7.00%, 4/01/09..........    1,293,662
    274,937 Pool #527268
            7.00%, 11/01/14.........      294,030
  1,585,085 Pool #253942
            6.00%, 9/01/16..........    1,664,379

Principal
 Amount                        Value
----------                  -----------
           Mortgage-Backed
           Securities (Continued)
$2,315,088 Pool #647532
           5.50%, 5/01/17.. $ 2,401,607
 1,768,669 Pool #694970
           5.50%, 4/01/18..   1,834,931
 2,847,037 Pool #E555384
           5.50%, 4/01/18..   2,953,700
 3,029,304 Pool #545994
           7.00%, 10/01/32.   3,207,741
                            -----------
                             13,748,807
                            -----------
           Government National Mortgage
           Association--1.5%
    30,430 Pool #13416
           8.00%, 9/15/06..      32,191
    19,924 Pool #13688
           8.00%, 11/15/06.      21,077
    26,616 Pool #12766
           8.00%, 12/15/06.      28,156
    17,172 Pool #16080
           7.50%, 4/15/07..      18,173
   177,254 Pool #21598
           8.00%, 2/15/08..     191,597
    28,535 Pool #27246
           9.00%, 12/15/08.      31,140
    21,223 Pool #31570
           9.50%, 6/15/09..      23,434
     9,767 Pool #34366
           9.50%, 9/15/09..      10,785
    13,129 Pool #33765
           9.50%, 10/15/09.      14,498

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2003

Principal
 Amount                             Value
----------                       ------------
           Mortgage-Backed
           Securities (Continued)
$   23,368 Pool #34704
           9.50%, 10/15/09...... $     25,804
    85,967 Pool #171774
           9.00%, 9/15/16.......       96,004
     8,698 Pool #290313
           9.50%, 5/15/20.......        9,735
   217,270 Pool #319650
           7.00%, 11/15/22......      233,282
   203,273 Pool #349306
           8.00%, 2/15/23.......      222,798
    73,777 Pool #376445
           6.50%, 4/15/24.......       78,123
   273,956 Pool #362262
           7.50%, 4/15/24.......      295,379
    95,005 Pool #384069
           7.50%, 4/15/24.......      102,434
    18,683 Pool #780689
           6.50%, 12/15/27......       19,733
 2,165,802 Pool #464686
           6.50%, 7/15/28.......    2,286,762
   125,672 Pool #511772
           8.00%, 11/15/30......      136,719
   258,367 Pool #485393
           7.00%, 4/15/31.......      275,442
   522,987 Pool #550475
           7.00%, 5/15/31.......      557,548
 2,312,701 Pool #781336
           6.00%, 10/15/31......    2,405,195
                                 ------------
                                    7,116,009
                                 ------------
           Total Mortgage-Backed
           Securities
           (Cost $180,515,864)..  182,195,097
                                 ------------

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds--26.1%
           Aerospace and Defense--0.6%
$  767,000 General Dynamics Corp.
           4.25%, 5/15/13............. $  733,783
 1,806,000 Lockheed Martin Corp.
           8.20%, 12/01/09............  2,193,121
                                       ----------
                                        2,926,904
                                       ----------
           Automotive--0.8%
 1,014,000 DaimlerChrysler NA
           Holdings
           4.75%, 1/15/08.............  1,037,461
   601,000 DaimlerChrysler NA
           Holdings
           6.50%, 11/15/13............    633,099
 2,250,000 Ford Motor Co.
           7.45%, 7/16/31.............  2,273,673
                                       ----------
                                        3,944,233
                                       ----------
           Banking and Finance--1.4%
   858,000 Bank One Corp.
           6.00%, 8/01/08.............    942,029
   946,000 Fifth Third Bancorp
           3.375%, 8/15/08............    942,583
 1,717,000 Kreditanstalt Fuer
           Wiederaufbau
           2.60%, 3/15/06.............  1,719,370
   976,000 Wachovia Corp.
           3.50%, 8/15/08.............    971,856
 1,405,000 Wells Fargo & Co.
           3.50%, 4/04/08.............  1,409,485
   722,000 Wells Fargo & Co.
           4.95%, 10/16/13............    720,513
                                       ----------

                                        6,705,836
                                       ----------


See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2003

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Beverages--Brewers--1.1%
$5,000,000 Anheuser-Busch Cos., Inc.
           5.75%, 1/15/11............. $5,284,905
                                       ----------

           Beverages--Food and Tobacco--0.7%
   739,000 Campbell Soup Co.
           4.875%, 10/01/13...........    739,783
 1,017,000 General Mills, Inc.
           2.625%, 10/24/06...........  1,011,421
   454,000 Kellogg Co.
           2.875%, 6/01/08............    438,363
   885,000 Kellogg Co.
           6.60%, 4/01/11.............    991,812
                                       ----------

                                        3,181,379
                                       ----------

           Beverages--Soft Drinks--0.8%
 1,340,000 Bottling Group LLC
           2.45%, 10/16/06............  1,334,061
   512,000 Coca-Cola Enterprises
           5.25%, 5/15/07.............    549,239
 1,604,000 Coca-Cola Enterprises
           6.75%, 9/15/28.............  1,788,903
                                       ----------

                                        3,672,203
                                       ----------

           Chemicals--0.2%
 1,094,000 du Pont (E.I.) de Nemours &
           Co.
           4.125%, 3/06/13............  1,053,275
                                       ----------

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
           Communications, Media and
           Entertainment--1.7%
$1,750,000 AOL Time Warner, Inc.
           6.75%, 4/15/11.............. $1,954,684
 1,069,000 Clear Channel
           Communications, Inc.
           7.65%, 9/15/10..............  1,251,308
 1,760,000 Comcast Corp.
           7.05%, 3/15/33..............  1,914,551
 1,012,000 Liberty Media Corp.
           3.50%, 9/25/06..............  1,017,057
 1,743,000 Walt Disney Co.
           5.375%, 6/01/07.............  1,863,762
                                        ----------

                                         8,001,362
                                        ----------

           Computers--Micro--0.3%
 1,040,000 IBM Corp.
           7.00%, 10/30/25.............  1,196,070
                                        ----------

           Computers--Software and Peripherals--0.1%
   433,000 Computer Sciences Corp.
           5.00%, 2/15/13..............    438,033
 1,643,000 Metromedia Fiber Network,
           Inc.
           10.00%, 12/15/09 (a)........     98,580
                                        ----------

                                           536,613
                                        ----------


See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2003

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
           Consumer Goods & Services--0.2%
$  538,000 Sara Lee Corp.
           2.75%, 6/15/08................ $  520,076
   650,000 Unilever Capital Corp.
           5.90%, 11/15/32...............    651,559
                                          ----------

                                           1,171,635
                                          ----------

           Financial Services--9.7%
   835,000 American Express Co.
           4.875%, 7/15/13...............    836,761
   325,000 American General Finance,
           Series H
           5.375%, 10/01/12..............    335,134
 2,500,000 Ameritech Capital Funding
           Corp.
           6.30%, 10/15/04...............  2,588,290
   970,000 Bear Stearns Cos.
           4.00%, 1/31/08................    987,977
 1,098,000 BHP Finance USA Ltd.
           4.80%, 4/15/13................  1,100,798
   914,000 Caterpillar Financial Services
           Corp.
           2.35%, 9/15/06................    909,206
 1,312,000 Citigroup, Inc.
           4.125%, 2/21/06...............  1,357,668
 2,104,000 Citigroup, Inc.
           3.50%, 2/01/08................  2,111,884
    93,000 Citigroup, Inc.
           6.50%, 1/18/11................    104,855
 1,606,000 Citigroup, Inc.
           5.875%, 2/22/33...............  1,578,388
 2,906,000 Ford Motor Credit Co.
           7.375%, 10/28/09..............  3,191,256

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
$  634,000 General Electric Capital Corp.
           3.50%, 5/01/08................ $  634,644
   672,000 General Electric Capital Corp.
           5.00%, 2/01/13................    679,617
 2,500,000 General Electric Capital Corp.
           6.75%, 3/15/32................  2,767,803
 5,140,000 General Motors Acceptance
           Corp.
           6.15%, 4/05/07................  5,508,840
 2,256,000 General Motors Acceptance
           Corp.
           5.125%, 5/09/08...............  2,339,416
 1,116,000 General Motors Acceptance
           Corp.
           6.875%, 8/28/12...............  1,200,622
 1,589,000 Goldman Sachs Group, Inc.
           6.875%, 1/15/11...............  1,804,481
   889,000 Goldman Sachs Group, Inc.
           6.125%, 2/15/33...............    895,262
 1,943,000 Lehman Brothers Holdings,
           Inc.
           7.875%, 8/15/10...............  2,327,244
 3,026,000 Merrill Lynch & Co.
           Series C
           4.125%, 1/15/09...............  3,059,107
 2,332,000 Morgan Stanley
           3.625%, 4/01/08...............  2,335,295
   400,000 SLM Corp.
           3.95%, 8/15/08................    403,956
   994,000 SLM Corp.
           5.375%, 1/15/13...............  1,019,974
   389,000 Verizon Global Funding Corp.
           7.25%, 12/01/10...............    447,890

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2003

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$1,346,000 Verizon Global Funding
           Corp.
           7.75%, 12/01/30............ $ 1,581,160
 3,171,000 Washington Mutual Financial
           Corp.
           6.25%, 5/15/06.............   3,445,760
                                       -----------
                                        45,553,288
                                       -----------
           Forest and Paper Products--0.3%
 1,436,000 International Paper Co.
           5.85%, 10/30/12............   1,496,064
                                       -----------
           Health Care Products and Services--0.3%
   347,000 Abbott Laboratories
           5.625%, 7/01/06............     374,287
   996,000 Johnson & Johnson
           4.95%, 5/15/33.............     905,829
                                       -----------
                                         1,280,116
                                       -----------
           Household and Personal Care
           Products--0.1%
   626,000 The Procter & Gamble Co.
           3.50%, 12/15/08............     624,108
                                       -----------
           Insurance--0.2%
   866,000 MetLife, Inc.
           6.50%, 12/15/32............     918,280
                                       -----------
           Oil and Gas--1.3%
 1,331,000 ChevronTexaco Capital Co.
           3.375%, 2/15/08............   1,337,316
 2,007,000 Conoco Funding Co.
           6.35%, 10/15/11............   2,250,164
 1,353,000 Occidental Petroleum
           4.25%, 3/15/10.............   1,361,483

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$  965,000 Pemex Project Funding
           Master Trust
           9.125%, 10/13/10............ $1,150,763
                                        ----------
                                         6,099,726
                                        ----------
           Real Estate Investment Trust--0.4%
 1,725,000 EOP Operating LP
           5.875%, 1/15/13.............  1,800,812
                                        ----------
           Retail--Department Stores--0.9%
   736,000 Kohl's Corp. 6.00%,
           1/15/33.....................    738,001
 1,193,000 Target Corp.
           6.35%, 1/15/11..............  1,331,238
   997,000 Wal-Mart Stores
           4.375%, 7/12/07.............  1,045,760
   956,000 Wal-Mart Stores
           4.55%, 5/01/13..............    944,274
                                        ----------
                                         4,059,273
                                        ----------
           Retail--Food Stores--0.3%
 1,412,000 The Kroger Co.
           5.50%, 2/01/13..............  1,436,135
                                        ----------
           Telecommunications--2.4%
 1,776,000 AT&T Wireless Services, Inc.
           7.875%, 3/01/11.............  2,055,090
 1,442,000 Cox Communication, Inc.
           3.875%, 10/01/08............  1,443,468
 1,862,000 Deutsche Telekom
           International Finance
           5.25%, 7/22/13..............  1,881,028

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2003

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
$1,401,000 Global Crossing Ltd.
           8.70%, 8/01/07 (a).......... $        --
 1,930,000 NEXTLINK
           Communications, Inc.
           10.75%, 11/15/08 (a)........          --
   735,000 SBC Communications, Inc.
           5.875%, 2/01/12.............     780,602
   898,000 Sprint Capital Corp.
           6.125%, 11/15/08............     957,157
 1,071,000 Sprint Capital Corp.
           8.75%, 3/15/32..............   1,265,269
 1,373,000 Verizon Virginia, Inc.
           4.625%, 3/15/13.............   1,323,277
 1,344,000 Vodafone Group PLC
           3.95%, 1/30/08..............   1,365,438
 1,406,000 Williams Communication
           Group, Inc.
           10.875%, 10/01/09 (a).......          --
                                        -----------
                                         11,071,329
                                        -----------
           Transportation--0.3%
 1,042,000 Burlington Northern Santa Fe
           Corp.
           7.95%, 8/15/30..............   1,286,015
                                        -----------
           Utilities--Gas and Electric--2.0%
 2,044,000 Carolina Power and Light Co.
           5.125%, 9/15/13.............   2,069,541
 1,200,000 ConEdison Co.
           4.875%, 2/01/13.............   1,208,269
   978,000 Dominion Resources, Inc.
           4.125%, 2/15/08.............     996,479

Principal
 Amount                                   Value
----------                             ------------
           Corporate Bonds (Continued)
$1,186,000 Dominion Resources, Inc.
           Series E
           6.75%, 12/15/32............ $  1,267,828
   948,000 Georgia Power Co.
           4.875%, 7/15/07............    1,010,204
   810,000 Praxair, Inc.
           3.95%, 6/01/13.............      758,943
   604,000 Sempra Energy
           6.00%, 2/01/13.............      641,702
   899,000 Valero Energy Corp.
           6.875%, 4/15/12............      994,833
   631,000 Wisconsin Electric Power
           4.50%, 5/15/13.............      616,192
                                       ------------
                                          9,563,991
                                       ------------
           Total Corporate Bonds
           (Cost $124,079,929)........  122,863,552
                                       ------------
           United States Government
           Agencies & Obligations--20.9%
           Federal Home Loan Mortgage Corp.--1.1%
 4,416,000 4.875%, 3/15/07............    4,700,889
   255,000 5.125%, 7/15/12............      266,356
                                       ------------
                                          4,967,245
                                       ------------
           Federal National Mortgage Association--9.3%
 7,768,000 0.00%, 1/14/04.............    7,765,144
 1,475,000 2.875%, 10/15/05...........    1,502,283
 8,000,000 5.50%, 2/15/06.............    8,564,361
 1,252,000 4.375%, 10/15/06...........    1,315,148
 3,397,000 6.00%, 5/15/08.............    3,765,568
 2,433,000 4.00%, 9/02/08.............    2,463,914

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2003

Principal
 Amount                            Value
----------                      -----------
           United States Government
           Agencies & Obligations
           (Continued)
$  492,000 6.125%, 3/15/12..... $   547,977
   640,000 5.50%, 7/18/12......     655,504
 7,492,000 4.625%, 5/01/13.....   7,291,319
 2,781,000 5.125%, 1/02/14.....   2,790,672
 6,397,000 6.25%, 5/15/29......   6,929,742
                                -----------
                                 43,591,632
                                -----------
           United States Treasury Bonds--5.8%
 6,692,000 8.00%, 11/15/21.....   9,037,861
 9,918,000 7.125%, 2/15/23.....  12,378,516
   262,000 6.00%, 2/15/26......     290,544
 3,632,000 6.125%, 8/15/29.....   4,115,793
 1,500,000 5.375%, 2/15/31.....   1,564,278
                                -----------
                                 27,386,992
                                -----------
           United States Treasury Notes--4.7%
   500,000 3.25%, 5/31/04......     504,590
 1,132,000 2.875%, 6/30/04.....   1,142,348
   600,000 1.75%, 12/31/04.....     603,023
 7,737,000 1.625%, 10/31/05....   7,724,914
 2,000,000 4.375%, 5/15/07.....   2,117,890
 4,030,169 3.625%, 1/15/08.....   4,457,117
 4,667,187 3.00%, 7/15/12......   5,087,962
   467,000 4.25%, 8/15/13......     467,584
                                -----------
                                 22,105,428
                                -----------
           Total United States Government
           Agencies & Obligations
           (Cost $98,091,730)..  98,051,297
                                -----------

Principal
 Amount                                     Value
----------                               -----------
           Collateralized Mortgage
           Obligations--9.3%
           Federal Home Loan Mortgage Corp.--2.5%
$1,820,236 Series SF1, Class A3
           2.00%, 12/15/08.............. $ 1,816,190
 1,000,000 Series 1678CA
           6.00%, 2/15/09...............   1,064,024
 2,562,295 Series H001 A4
           3.78%, 10/15/09..............   2,558,065
 2,676,000 Series H010 A2
           2.028%, 4/15/10..............   2,631,234
   992,790 Series 1627-PJ
           6.00%, 3/15/23...............   1,043,815
 2,414,280 Series 2154PK
           6.50%, 10/15/27..............   2,457,211
                                         -----------
                                          11,570,539
                                         -----------
           Federal National Mortgage Association--1.0%
   867,473 Series 1999-55PA
           7.00%, 6/18/13...............     880,474
 1,498,610 Series 2002-5PC
           5.50%, 2/25/16...............   1,503,455
 2,524,615 Series 1993-96PJ
           7.00%, 8/25/22...............   2,549,563
                                         -----------
                                           4,933,492
                                         -----------
           Financial Services--5.3%
 1,137,438 Bank of America
           Mortgage Securities, Inc.,
           Series 2002-A, Class A1
           5.242%, 2/25/32..............   1,134,870
 3,076,004 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 1999-WF2, Class A1
           6.80%, 9/15/08...............   3,272,378

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2003

Principal
 Amount                                    Value
----------                              -----------
           Collateralized Mortgage
           Obligations (Continued)
$3,443,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2002-TOP6, Class A2
           6.46%, 10/15/36............. $ 3,857,041
 2,644,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2003-T10, Class A2
           4.74%, 3/13/40..............   2,642,495
 2,325,000 GE Capital Commercial
           Mortgage Corp.
           Series 2003-C1, Class A2
           4.09%, 1/10/38..............   2,343,165
 4,330,000 Morgan Stanley Dean Witter
           Capital I, Series 2001-TOP1,
           Class A4
           6.66%, 2/15/33..............   4,889,574
 1,166,554 Residential Accredit Loans,
           Inc.
           Series 2002-QS5, Class A9
           5.00%, 1/25/33..............   1,191,834
 3,250,000 Washington Mutual Series
           2003-AR9, Class 1A2B
           3.14%, 9/25/33..............   3,228,673
 2,655,000 Washington Mutual Series
           2003-AR10, Class A2
           2.60%, 10/25/33.............   2,655,572
                                        -----------
                                         25,215,602
                                        -----------
           Fixed Rate Securities--0.2%
   746,567 Kidder Peabody
           Mortgage Assets Trust,
           Series 22, Class D
           9.95%, 2/01/19..............     753,088
                                        -----------

Principal
 Amount                                      Value
----------                                -----------
           Collateralized Mortgage
           Obligations (Continued)
           Government National Mortgage
           Association--0.3%
$1,299,924 Series 2003-47, Class A
           2.85%, 6/16/18................ $ 1,305,046
                                          -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $42,527,449)............  43,777,767
                                          -----------
           Asset-Backed Securities--4.5%
           Asset-Backed Securities--Credit Cards--2.0%
 2,705,000 Citibank Credit Card
           Master Trust I Series 1999-7,
           Class A
           6.65%, 11/15/06...............   2,827,930
 6,180,000 Discover Card Master
           Trust I, Series 1996-3,
           Class A
           6.05%, 8/18/08................   6,647,933
                                          -----------
                                            9,475,863
                                          -----------
           Asset-Backed Securities--Fixed Rate
           Securities--0.1%
   356,178 Residential Asset Securities
           Corp.,
           Series 2001-KS3, Class AI3
           5.18%, 7/25/27................     356,865
                                          -----------
           Asset-Backed Securities--Trade & Lease
           Receivables--2.4%
 3,497,523 Capital Auto Receivables
           Asset Trust,
           Series 2002-2, Class A3
           3.82%, 7/15/05................   3,530,615

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2001

Principal
 Amount                                    Value
----------                              -----------
           Asset-Backed Securities
           (Continued)
$  727,657 Daimler Chrysler Auto Trust,
           Series 2000-A, Class A4
           7.23%, 1/06/05.............. $   728,252
 3,762,000 Daimler Chyrsler Auto Trust,
           Series 2002-B, Class A4
           3.53%, 12/06/07.............   3,849,713
 3,485,000 Volkswagen Auto Loan
           Enhanced Trust,
           Series 2003-1, Class A3
           1.49%, 5/21/07..............   3,461,598
                                        -----------
                                         11,570,178
                                        -----------

          Total Asset-Backed Securities
          (Cost $20,725,829)... 21,402,906
                                ----------
          Foreign Government
          Agencies & Obligations--0.8%
1,453,000 Italy
          2.75%, 12/15/06......  1,452,782
2,019,000 United Mexican States
          (Mexico)
          6.375%, 1/16/13......  2,094,713
                                ----------
          Total Foreign
          Government Agencies &
          Obligations
          (Cost $3,507,970)....  3,547,495
                                ----------

Number of
 Shares                                      Value
---------                                ------------
          Money Market Fund--0.5%
2,343,460 ACM Institutional Reserves
          (Prime Portfolio), 092% (b)
          (Cost $2,343,460)............. $  2,343,460
                                         ------------
          Total Investments
          (Cost $471,792,231)(c)--
          100.9%........................  474,181,574
          Liabilities in excess of other
          assets--(0.9%)................   (4,443,488)
                                         ------------
          Net Assets--100.0%............ $469,738,086
                                         ------------

(a)Issue is currently in default.
(b)Represents annualized 7 day yield at December 31, 2003.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $1,095,929 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $7,885,806 and aggregate gross unrealized depreciation of $6,789,877.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value,
              (Cost $471,792,231)..................... $474,181,574
             Cash.....................................        2,251
             Receivables:
              Interest................................    4,200,900
              Capital stock sold......................      319,848
              Investments sold........................        4,808
             Other assets.............................       16,475
                                                       ------------
              Total Assets............................  478,725,856
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    7,570,226
              Dividends...............................      549,324
              Capital stock repurchased...............      404,058
              Services provided by The Bank of New
               York and Administrator.................      309,069
             Accrued expenses and other liabilities...      155,093
                                                       ------------
              Total Liabilities.......................    8,987,770
                                                       ------------
           NET ASSETS:................................ $469,738,086
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     45,646
             Paid in capital..........................  468,045,363
             Undistributed net investment loss........   (1,117,354)
             Accumulated net realized gain on
              investments.............................      375,088
             Net unrealized appreciation on
              investments.............................    2,389,343
                                                       ------------
           Net Assets................................. $469,738,086
                                                       ------------
           Institutional Shares:
             Net assets............................... $462,004,823
                                                       ------------
             Shares outstanding.......................   44,895,432
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.29
                                                       ------------
           Investor Shares:
             Net assets............................... $  7,733,263
                                                       ------------
             Shares outstanding.......................      751,044
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.30
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

           Investment Income:
             Interest.................................. $ 21,167,658
                                                        ------------
           Expenses:
             Advisory..................................    2,427,127
             Administration............................      970,851
             Transfer agent............................      125,200
             Custodian.................................       79,420
             Accounting services.......................       60,057
             Legal.....................................       50,100
             Reports to shareholders...................       23,785
             12b-1 fee--Investor Shares................       23,753
             Audit.....................................       22,269
             Registration and filings..................       21,776
             Directors.................................       13,726
             Cash management...........................        9,560
             Insurance.................................        7,495
             Other.....................................       46,223
                                                        ------------
              Total Expenses...........................    3,881,342
             Fees waived by The Bank of New York
              (Note 3).................................      (22,728)
                                                        ------------
              Net Expenses.............................    3,858,614
                                                        ------------
              Net Investment Income....................   17,309,044
                                                        ------------
           Realized and Unrealized
            Gain(Loss) on Investments:
             Net realized gain on investments..........   12,440,535
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments..............................  (13,288,187)
                                                        ------------
             Net realized and unrealized loss on
              investments..............................     (847,652)
                                                        ------------
             Net increase in net assets resulting from
              operations............................... $ 16,461,392
                                                        ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statements of Changes in Net Assets

                                                                                                Year Ended December 31,
                                                                                              --------------------------
                                                                                                  2003          2002
                                                                                              ------------  ------------
Operations:
  Net investment income...................................................................... $ 17,309,044  $ 22,985,021
  Net realized gain on investments...........................................................   12,440,535       315,433
  Increase (decrease) in unrealized appreciation/depreciation on investments.................  (13,288,187)   12,445,801
                                                                                              ------------  ------------
   Net increase in net assets resulting from operations......................................   16,461,392    35,746,255
                                                                                              ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares.................................  (20,496,851)  (23,223,754)
                         Investor Shares.....................................................     (385,272)     (415,201)
  Distributions from capital gains: Institutional Shares.....................................   (5,483,886)           --
                     Investor Shares.........................................................      (89,409)           --
                                                                                              ------------  ------------
                                                                                               (26,455,418)  (23,638,955)
                                                                                              ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................................   63,125,140    99,485,321
                      Investor Shares........................................................    2,309,534     5,481,071
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares.........................................    7,035,445     2,578,841
                    Investor Shares..........................................................      403,627       358,787
  Value of capital stock repurchased: Institutional Shares...................................  (71,052,808)  (78,212,147)
                       Investor Shares.......................................................   (4,237,864)   (2,637,010)
                                                                                              ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock transactions............   (2,416,926)   27,054,863
                                                                                              ------------  ------------
   Increase (decrease) in Net Assets.........................................................  (12,410,952)   39,162,163
Net Assets:
  Beginning of year..........................................................................  482,149,038   442,986,875
                                                                                              ------------  ------------
  End of year (includes undistributed net investment loss of $1,117,354 at December 31, 2003 and $771,833 at December 31, 2002)........................................................ $469,738,086  $482,149,038
                                                                                              ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................................    6,029,596     9,693,575
         Investor Shares.....................................................................      220,410       532,132
  Shares issued on reinvestment of dividends
   and distributions: Institutional Shares...................................................      663,601       237,890
              Investor Shares................................................................       38,649        34,900
  Shares repurchased: Institutional Shares...................................................   (6,791,365)   (7,622,984)
              Investor Shares................................................................     (404,667)     (256,372)
                                                                                              ------------  ------------
   Net increase (decrease)...................................................................     (243,776)    2,619,141
  Shares outstanding, beginning of year......................................................   45,890,252    43,271,111
                                                                                              ------------  ------------
  Shares outstanding, end of year............................................................   45,646,476    45,890,252
                                                                                              ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Financial Highlights

                                                           Institutional Shares
                                            ------------------------------------------------
                                                         Year Ended December 31,
                                            ------------------------------------------------
                                              2003      2002     2001(a)    2000       1999
                                            --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year....... $  10.51  $  10.24  $  10.12  $   9.84  $  10.61
                                            --------  --------  --------  --------  --------
Gain (loss) from investment operations
Net investment income......................     0.37      0.52      0.58      0.61      0.60
Net realized and unrealized gain (loss) on
  investments..............................    (0.02)     0.28      0.14      0.28     (0.76)
                                            --------  --------  --------  --------  --------
 Total from investment operations..........     0.35      0.80      0.72      0.89     (0.16)
                                            --------  --------  --------  --------  --------
Dividends and distributions
Dividends from net investment income.......    (0.45)    (0.53)    (0.60)    (0.61)    (0.59)
Distributions from capital gains...........    (0.12)       --        --        --     (0.02)
                                            --------  --------  --------  --------  --------
 Total dividends and distributions.........    (0.57)    (0.53)    (0.60)    (0.61)    (0.61)
                                            --------  --------  --------  --------  --------
Net asset value at end of year............. $  10.29  $  10.51  $  10.24  $  10.12  $   9.84
                                            --------  --------  --------  --------  --------
TOTAL RETURN:..............................     3.43%     8.08%     7.21%     9.37%    (1.47)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted).......................... $462,005  $472,896  $436,985  $415,608  $393,680
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................     0.79%     0.79%     0.78%     0.79%     0.78%
 Expenses, prior to waiver from The Bank of
   New York................................     0.79%     0.80%     0.79%     0.79%     0.78%
 Net investment income, net of waiver from
   The Bank of New York....................     3.57%     5.02%     5.69%     6.18%     5.89%
Portfolio turnover rate....................      110%       98%      106%       76%       57%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.80% to 5.69%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

                                                                   Investor Shares
                                                       --------------------------------------
                                                               Year Ended December 31,
                                                       --------------------------------------
                                                        2003    2002   2001(a)  2000     1999
                                                       ------  ------  ------- ------  ------
PER SHARE DATA:
Net asset value at beginning of year.................. $10.51  $10.24  $10.12  $ 9.84  $10.61
                                                       ------  ------  ------  ------  ------
Gain (loss) from investment operations
Net investment income.................................   0.35    0.49    0.56    0.58    0.57
Net realized and unrealized gain (loss) on investments  (0.01)   0.29    0.13    0.28   (0.76)
                                                       ------  ------  ------  ------  ------
 Total from investment operations.....................   0.34    0.78    0.69    0.86   (0.19)
                                                       ------  ------  ------  ------  ------
Dividends and distributions
Dividends from net investment income..................  (0.43)  (0.51)  (0.57)  (0.58)  (0.56)
Distributions from capital gains......................  (0.12)     --      --      --   (0.02)
                                                       ------  ------  ------  ------  ------
 Total dividends and distributions....................  (0.55)  (0.51)  (0.57)  (0.58)  (0.58)
                                                       ------  ------  ------  ------  ------
Net asset value at end of year........................ $10.30  $10.51  $10.24  $10.12  $ 9.84
                                                       ------  ------  ------  ------  ------
TOTAL RETURN:.........................................   3.29%   7.82%   6.95%   9.10%  (1.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)..................................... $7,733  $9,429  $6,002  $4,912  $4,607
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   1.04%   1.04%   1.03%   1.03%   1.05%
 Expenses, prior to waiver from The Bank of New York..   1.04%   1.05%   1.04%   1.04%   1.09%
 Net investment income, net of waiver from The Bank of
   New York...........................................   3.32%   4.77%   5.43%   5.93%   5.62%
Portfolio turnover rate...............................    110%     98%    106%     76%     57%

(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.43%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Schedule of Investments

         December 31, 2003

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds--96.5%
          Advertising and Marketing Services--0.8%
$703,000  R.H. Donnelley Finance Corp.*
          10.875%, 12/15/12............ $  837,449
                                        ----------
          Aerospace & Defense--1.1%
 235,000  DRS Technologies, Inc.
          6.875%, 11/01/13.............    242,638
 740,000  L-3 Communications Corp.
          7.625%, 6/15/12..............    805,674
 115,000  L-3 Communications Corp.
          Series B
          8.00%, 8/01/08...............    120,319
                                        ----------
                                         1,168,631
                                        ----------
          Agriculture--0.2%
 195,000  Seminis, Inc.*
          10.25%, 10/01/13.............    210,600
                                        ----------
          Automotive--1.7%
 115,000  AutoNation, Inc.
          9.00%, 8/01/08...............    132,538
 160,000  Group 1 Automotive, Inc.
          8.25%, 8/15/13...............    172,000
  90,000  Keystone Automotive
          Operations, Inc.*
          9.75%, 11/01/13..............     97,200
 175,000  Sonic Automotive, Inc.*
          8.625%, 8/15/13..............    185,500
  85,000  United Auto Group, Inc.*
          9.625%, 3/15/12..............     95,625
 550,000  United Rentals NA, Inc.
          10.75%, 4/15/08..............    621,499
 475,000  United Rentals NA, Inc.*
          7.75%, 11/15/13..............    487,469
  15,000  Universal Compression, Inc.*
          7.25%, 5/15/10...............     15,675
                                        ----------
                                         1,807,506
                                        ----------

Principal
 Amount                                  Value
---------                              ----------
          Corporate Bonds (Continued)
          Beverages, Food and Tobacco--3.6%
$865,000  Constellation Brands, Inc.
          Series B
          8.625%, 8/01/06............. $  964,475
 725,000  Dean Foods, Co.
          8.15%, 8/01/07..............    804,750
 535,000  Del Monte Corp.
          8.625%, 12/15/12............    588,500
 170,000  Pinnacle Food Holding Corp.*
          8.25%, 12/01/13.............    176,800
 740,000  Smithfield Foods, Inc.
          Series B
          8.00%, 10/15/09.............    784,400
 255,000  Smithfield Foods, Inc.
          7.75%, 5/15/13..............    266,475
 130,000  United Agri Products
          8.25%, 12/15/11.............    134,225
                                       ----------
                                        3,719,625
                                       ----------
          Biotechnology--0.1%
 115,000  Bio-Rad Laboratories, Inc.
          7.50%, 8/15/13..............    127,075
                                       ----------
          Building and Building Products--1.2%
 355,000  American Standard, Inc.
          7.375%, 2/01/08.............    394,050
  80,000  Koppers, Inc.
          9.875%, 10/15/13............     88,600
  70,000  Nortek Holdings, Inc.
          9.875%, 6/15/11.............     77,525
 180,000  Nortek Holdings, Inc.
          Series B
          9.125%, 9/01/07.............    186,975
 500,000  Nortek Holdings, Inc.
          Series B
          8.875%, 8/01/08.............    525,625
                                       ----------
                                        1,272,775
                                       ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2003

Principal
 Amount                              Value
---------                          ----------
          Corporate Bonds (Continued)
          Business Equipment and Services--1.2%
$555,000  Moore North American
          Finance, Inc.*
          7.875%, 1/15/11......... $  631,312
 285,000  Xerox Corp.
          7.15%, 8/01/04..........    292,838
  15,000  Xerox Corp.
          9.75%, 1/15/09..........     17,625
 235,000  Xerox Corp.
          7.125%, 6/15/10.........    252,625
  90,000  Xerox Corp.
          7.625%, 6/15/13.........     97,650
                                   ----------
                                    1,292,050
                                   ----------
          Chemicals--2.3%
  80,000  Acetex Corp.
          10.875%, 8/01/09........     89,200
  65,000  Acetex Corp.*
          10.875%, 8/01/09........     72,475
 105,000  Arco Chemical Co.
          10.25%, 11/01/10........    111,825
 170,000  Equistar Chemicals LP*
          10.625%, 5/01/11........    188,700
 615,000  FMC Corp.
          10.25%, 11/01/09........    722,625
 245,000  Huntsman LLC*
          11.625%, 10/15/10.......    251,125
  60,000  Lyondell Chemical Co.
          9.625%, 5/01/07.........     63,900
 450,000  Lyondell Chemical Co.
          9.875%, 5/01/07.........    477,000
 125,000  Lyondell Chemical Co.
          9.50%, 12/15/08.........    131,250

Principal
 Amount                               Value
---------                           ----------
          Corporate Bonds (Continued)
$310,000  Nalco Co.*
          7.75%, 11/15/11.......... $  333,250
                                    ----------
                                     2,441,350
                                    ----------
          Coal--0.5%
 210,000  Luscar Coal Ltd. (Canada)
          9.75%, 10/15/11..........    238,875
 155,000  Massey Energy Co.*
          6.625%, 11/15/10.........    159,650
  75,000  Peabody Energy Corp.*
          6.875%, 3/15/13..........     79,500
                                    ----------
                                       478,025
                                    ----------
          Commercial Services--0.8%
 665,000  Iron Mountain, Inc.
          7.75%, 1/15/15...........    699,913
  80,000  NationsRent, Inc.*
          9.50%, 10/15/10..........     86,400
                                    ----------
                                       786,313
                                    ----------
          Communications, Media and
          Entertainment--11.8%
 400,000  Alliance Atlantis
          Communications, Inc.
          (Canada)
          13.00%, 12/15/09.........    458,000
 555,000  Caesars Entertainment
          9.375%, 2/15/07..........    629,925
 150,000  Corus Entertainment, Inc.
          8.75%, 3/01/12...........    165,750
 140,000  CSC Holdings, Inc.
          7.25%, 7/15/08...........    146,300
 600,000  CSC Holdings, Inc.
          Series B
          8.125%, 7/15/09..........    648,000

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2003

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  230,000 CSC Holdings, Inc.
           10.50%, 5/15/16............ $  264,500
 1,330,000 Directv Holdings/Finance*
           8.375%, 3/15/13............  1,549,449
 1,015,000 Echostar DBS Corp.
           10.375%, 10/01/07..........  1,117,768
   300,000 Echostar DBS Corp.*
           4.41%, 10/01/08............    313,875
   190,000 Echostar DBS Corp.*
           5.75%, 10/01/08............    193,088
   570,000 Echostar DBS Corp.*
           6.375%, 10/01/11...........    587,100
   200,000 Gray Television, Inc.
           9.25%, 12/15/11............    224,000
    50,000 Mediacom Broadband LLC
           11.00%, 7/15/13............     56,375
   320,000 Mediacom LLC
           9.50%, 1/15/13.............    340,800
   260,000 Medianews Group, Inc.*
           6.875%, 10/01/13...........    265,850
   405,000 Morris Publishing Group
           LLC*
           7.00%, 8/01/13.............    413,100
   350,000 Radio One, Inc.
           Series B
           8.875%, 7/01/11............    387,625
   601,000 Regal Cinemas, Inc.
           Series B
           9.375%, 2/01/12............    682,135
   250,000 Rockwood Specialties Group,
           Inc.*
           10.625%, 5/15/11...........    280,000
   655,000 Rogers Cable, Inc.
           7.875%, 5/01/12............    733,600

Principal
 Amount                                      Value
----------                                -----------
           Corporate Bonds (Continued)
$  155,000 Rogers Cable, Inc.*
           8.75%, 5/01/32................ $   177,281
   160,000 Shaw Communications, Inc.
           (Canada)
           8.25%, 4/11/10................     182,000
   235,000 Shaw Communications, Inc.
           (Canada)
           7.20%, 12/15/11...............     255,269
   415,000 Sinclair Broadcast Group, Inc.
           8.75%, 12/15/11...............     462,725
   315,000 Sinclair Broadcast Group, Inc.
           8.00%, 3/15/12................     341,775
   116,000 Susquehanna Media Co.
           7.375%, 4/15/13...............     121,510
   220,000 Vivendi Universal
           Entertainment (France)*
           6.25%, 7/15/08................     234,025
   905,000 Vivendi Universal
           Entertainment (France)*
           9.25%, 4/15/10................   1,076,950
                                          -----------
                                           12,308,775
                                          -----------
           Computer Hardware--0.9%
   805,000 Seagate Technology Holdings
           (Cayman Islands)
           8.00%, 5/15/09................     871,413
                                          -----------
           Computer Services--1.6%
   128,000 DigitalNET, Inc.
           9.00%, 7/15/10................     139,200
 1,355,000 Unisys Corp.
           6.875%, 3/15/10...............   1,473,563
                                          -----------
                                            1,612,763
                                          -----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2003

Principal
 Amount                              Value
---------                          ----------
          Corporate Bonds (Continued)
          Containers and Packaging--3.7%
$525,000  Ball Corp.
          7.75%, 8/01/06.......... $  567,000
 229,000  Ball Corp.
          6.875%, 12/15/12........    240,450
 240,000  Berry Plastics Corp.*
          10.75%, 7/15/12.........    277,500
 360,000  Crown Euro Holdings SA
          (France)
          9.50%, 3/01/11..........    409,500
  20,000  Crown Euro Holdings SA
          (France)
          10.875%, 3/01/13........     23,625
 235,000  Graphic Packaging Corp.
          9.50%, 8/15/13..........    260,850
 200,000  Jefferson Smurfit Corp.*
          7.50%, 6/01/13..........    210,000
 300,000  Owens-Brockway Glass
          Containers, Inc.
          8.875%, 2/15/09.........    330,375
 205,000  Owens-Brockway Glass
          Containers, Inc.
          8.25%, 5/15/13..........    221,144
 130,000  Owens-Illinois, Inc.
          8.10%, 5/15/07..........    137,638
 310,000  Silgan Holdings, Inc.*
          6.75%, 11/15/13.........    312,325
 560,000  Smurfit-Stone Container
          8.25%, 10/01/12.........    610,400
  90,000  Stone Container Corp.
          9.25%, 2/01/08..........     99,900
 115,000  Stone Container Corp.
          8.375%, 7/01/12.........    125,350
                                   ----------
                                    3,826,057
                                   ----------

Principal
 Amount                              Value
---------                          ----------
          Corporate Bonds (Continued)
          Electronic Equipment and
          Components--1.8%
$205,000  Amkor Technologies, Inc.
          9.25%, 2/15/08.......... $  233,700
 410,000  Amkor Technologies, Inc.
          7.75%, 5/15/13..........    441,775
 111,000  Fairchild Semiconductor
          International Ltd
          10.50%, 2/01/09.........    124,320
  70,000  Fimep SA (France)*
          10.50%, 2/15/13.........     82,950
 210,000  General Cable Corp.*
          9.50%, 11/15/10.........    225,750
 175,000  Legrand SA (France)
          8.50%, 2/15/25..........    185,719
 190,000  MSW Energy Holdings LLC*
          7.375%, 9/01/10.........    199,500
 325,000  Sanmina-SCI Corp.*
          10.375%, 1/15/10........    381,875
                                   ----------
                                    1,875,589
                                   ----------
          Financial Services--2.2%
 195,639  AES Ironwood LLC
          8.857%, 11/30/25........    209,333
 100,000  AES Red Oak LLC
          Series B
          9.20%, 11/30/29.........    104,500
 545,000  Arch Western Finance*
          6.75%, 7/01/13..........    562,713
 105,000  Couche-Tard US LP*
          7.50%, 12/15/13.........    110,513
  95,000  Eircom Funding
          8.25%, 8/15/13..........    105,688

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2003

Principal
 Amount                                    Value
---------                                ----------
          Corporate Bonds (Continued)
$657,813  Hollinger Participation Trust*
          12.125%, 11/15/10............. $  784,441
  60,000  KRATON Polymers LLC*
          8.125%, 1/15/14...............     62,700
 371,159  Midland Funding II
          11.75%, 7/23/05...............    402,707
                                         ----------
                                          2,342,595
                                         ----------
          Health Care Products and Services--4.7%
 380,000  Coventry Health Care, Inc.
          8.125%, 2/15/12...............    423,700
 395,000  Dade Behring, Inc.
          11.91%, 10/03/10..............    456,225
  50,000  Genesis HealthCare Corp.*
          8.00%, 10/15/13...............     52,375
 185,000  HCA, Inc.
          7.00%, 7/01/07................    202,674
 125,000  HCA, Inc.
          7.25%, 5/20/08................    137,379
 255,000  Kinetic Concepts, Inc.*
          7.375%, 5/15/13...............    263,925
 305,000  Mariner Health Care, Inc.*
          8.25%, 12/15/13...............    309,575
 144,000  PacifiCare Health Systems,
          Inc.
          10.75%, 6/01/09...............    170,640
 440,000  Province Healthcare Co.
          7.50%, 6/01/13................    442,200
 180,000  Psychiatric Solutions Inc.
          10.625%, 6/15/13..............    202,950
 120,000  Select Medical Corp.
          9.50%, 6/15/09................    132,300
 595,000  Select Medical Corp.
          7.50%, 8/01/13................    633,675

Principal
 Amount                                    Value
---------                                ----------
          Corporate Bonds (Continued)
$650,000  Select Medical Corp.*
          7.50%, 8/01/13................ $  692,249
 480,000  Triad Hospitals, Inc.
          8.75%, 5/01/09................    522,600
 260,000  Universal Hospital Services,
          Inc.*
          10.125%, 11/01/11.............    274,300
                                         ----------
                                          4,916,767
                                         ----------
          Home Builders--1.4%
 190,000  K Hovnanian Enterprises, Inc.*
          7.75%, 5/15/13................    201,638
 255,000  Meritage Corp.
          9.75%, 6/01/11................    286,238
 300,000  Ryland Group, Inc.
          9.75%, 9/01/10................    342,000
 400,000  Standard Pacific Corp.
          6.875%, 5/15/11...............    416,000
 200,000  Technical Olympic USA, Inc.
          9.00%, 7/01/10................    216,000
                                         ----------
                                          1,461,876
                                         ----------
          Hotels and Gaming--8.1%
 285,000  Ameristar Casinos, Inc.
          10.75%, 2/15/09...............    329,175
 735,000  Argosy Gaming Co.
          9.00%, 9/01/11................    817,687
 210,000  Choctaw Resort
          Development Enterprise
          9.25%, 4/01/09................    228,900
 500,000  Chumash Casino & Resort*
          9.00%, 7/15/10................    555,000
  50,000  Gaylord Entertainment Co.*
          8.00%, 11/15/13...............     53,000

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2003

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  525,000 Horseshoe Gaming Holding
           Corp. Series B
           8.625%, 5/15/09............ $  557,156
   470,000 Host Marriott LP*
           7.125%, 11/01/13...........    481,750
   890,000 Isle of Capri Casinos
           9.00%, 3/15/12.............    994,574
 1,145,000 Mandalay Resort Group
           Series B
           10.25%, 8/01/07............  1,328,199
    15,000 Mandalay Resort Group
           9.50%, 8/01/08.............     17,588
   155,000 Mandalay Resort Group
           6.50%, 7/31/09.............    161,588
   570,000 MGM Mirage, Inc.
           9.75%, 6/01/07.............    652,650
   120,000 MGM Mirage, Inc.
           6.00%, 10/01/09............    123,900
   580,000 MGM Mirage, Inc.
           8.50%, 9/15/10.............    668,450
    80,000 Penn National Gaming, Inc.
           Series B
           11.125%, 3/01/08...........     90,200
    70,000 Penn National Gaming, Inc.*
           6.875%, 12/01/11...........     69,650
   285,000 Starwood Hotels & Resorts
           Worldwide, Inc.
           6.75%, 11/15/05............    300,675
   675,000 Sun International Hotels
           (Bahamas)
           8.875%, 8/15/11............    740,813
   195,000 Venetian Casino Resort LLC
           11.00%, 6/15/10............    227,175
                                       ----------
                                        8,398,130
                                       ----------

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
          Household and Personal Care
          Products--0.5%
$420,000  Central Garden & Pet Co.
          9.125%, 2/01/13............ $  468,300
  95,000  The Scotts Co.*
          6.625%, 11/15/13...........     98,088
                                      ----------
                                         566,388
                                      ----------
          Insurance--1.3%
 135,000  Allmerica Financial Corp.
          7.625%, 10/15/25...........    128,250
  30,000  Crum & Forster Holding
          Corp.*
          10.375%, 6/15/13...........     33,488
 160,000  Fairfax Financial Holdings
          Ltd. (Canada)
          7.375%, 3/15/06............    162,400
 520,000  Fairfax Financial Holdings
          Ltd. (Canada)
          7.375%, 4/15/18............    475,799
 165,000  Fairfax Financial Holdings
          Ltd. (Canada)
          8.30%, 4/15/26.............    153,450
  80,000  Fairfax Financial Holdings
          Ltd. (Canada)
          7.75%, 7/15/37.............     69,600
 310,000  Markel Capital Trust I
          Series B
          8.71%, 1/01/46.............    320,998
                                      ----------
                                       1,343,985
                                      ----------
          Internet Services--0.1%
 125,000  Videotron Ltee*
          6.875%, 1/15/14............    129,688
                                      ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2003

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
          Leisure--0.1%
$ 65,000  Equinox Holdings, Inc.
          9.00%, 12/15/09.............. $   67,438
                                        ----------
          Machinery and Engineering--0.5%
 495,000  NMHG Holding Co.
          10.00%, 5/15/09..............    549,450
                                        ----------
          Manufacturing--0.9%
 385,000  SPX Corp.
          6.25%, 6/15/11...............    397,512
  75,000  SPX Corp.
          7.50%, 1/01/13...............     81,938
 340,000  Tyco International Group SA
          (Luxembourg)
          6.125%, 11/01/08.............    365,500
  60,000  Tyco International Group SA
          (Luxembourg)
          6.375%, 10/15/11.............     64,425
                                        ----------
                                           909,375
                                        ----------
          Miscellaneous--3.0%
  20,000  Corrections Corp. of America*
          9.875%, 5/01/09..............     22,425
 845,000  Corrections Corp. of America
          7.50%, 5/01/11...............    891,475
  65,000  Reddy Ice Group, Inc.
          8.875%, 8/01/11..............     69,225
 995,000  Service Corp. International
          7.70%, 4/15/09...............  1,067,138
 480,000  Stewart Enterprises, Inc.
          10.75%, 7/01/08..............    544,800
 515,000  Wackenhut Corrections
          Corp.*
          8.25%, 7/15/13...............    548,475
                                        ----------
                                         3,143,538
                                        ----------

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
           Oil and Gas--9.3%
$  105,000 AmeriGas Partners LP
           Series D
           10.00%, 4/15/06............... $  115,763
    50,000 AmeriGas Partner LP
           8.875%, 5/20/11...............     55,250
    25,000 Chesapeake Energy Corp.
           8.125%, 4/01/11...............     27,875
    15,000 Chesapeake Energy Corp.
           9.00%, 8/15/12................     17,325
   885,000 Chesapeake Energy Corp.
           7.50%, 9/15/13................    962,437
    20,000 CITGO Petroleum Corp.
           7.875%, 5/15/06...............     21,000
   680,000 CITGO Petroleum Corp.
           11.375%, 2/01/11..............    792,199
 1,020,000 Dynegy Holdings, Inc.
           10.125%, 7/15/13..............  1,178,099
   230,000 EL Paso Natural Gas
           Series A
           7.625%, 8/01/10...............    237,475
   105,000 EL Paso Natural Gas
           8.625%, 1/15/22...............    109,856
   130,000 Ferrellgas Partners LP
           8.75%, 6/15/12................    143,650
   175,000 Forest Oil Corp.
           8.00%, 6/15/08................    191,625
   680,000 GulfTerra Energy Partners LP
           8.50%, 6/01/10................    775,200
   141,000 GulfTerra Energy Partners LP
           Series B
           8.50%, 6/01/11................    159,330
   184,000 GulfTerra Energry Partners LP*
           10.625%, 12/01/12.............    229,080
    72,000 Halliburton Co.
           7.60%, 8/15/96................     78,097

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2003

Principal
 Amount                                    Value
---------                                 --------
          Corporate Bonds (Continued)
$150,000  Hanover Compress Co.
          8.625%, 12/15/10............... $156,750
  20,000  Hanover Equipment Trust
          2001 Series A
          8.50%, 9/01/08.................   21,300
 380,000  Hanover Equipment Trust II
          2001 Series B
          8.75%, 9/01/11.................  404,700
 380,000  Plains All American Pipeline LP
          7.75%, 10/15/12................  440,325
 445,000  Premcor Refining Group, Inc.
          9.25%, 2/01/10.................  500,625
 350,000  Premcor Refining Group, Inc.*
          7.75%, 2/01/12.................  362,250
 415,000  Premcor Refining Group, Inc.
          9.50%, 2/01/13.................  475,175
  45,000  Suburban Propane Partners LP*
          6.875%, 12/15/13...............   45,675
   5,000  Tom Brown, Inc.
          7.25%, 9/15/13.................    5,313
 115,000  TransMontaigne, Inc.*
          9.125%, 6/01/10................  123,913
  40,000  Western Gas Resources, Inc.
          10.00%, 6/15/09................   43,200
 460,000  Western Oil Sands, Inc.
          (Canada)
          8.375%, 5/01/12................  526,125
 180,000  Westport Resources Corp.
          8.25%, 11/01/11................  198,900
 390,000  Williams Cos., Inc.
          6.75%, 1/15/06.................  405,600
  50,000  Williams Cos., Inc.
          6.50%, 8/01/06.................   52,000

Principal
 Amount                             Value
---------                         ----------
          Corporate Bonds (Continued)
$115,000  Williams Cos., Inc.
          8.625%, 6/01/10........ $  129,663
  30,000  Williams Cos., Inc.
          8.125%, 3/15/12........     33,450
 205,000  Williams Cos., Inc.
          7.625%, 7/15/19........    215,506
 115,000  Williams Cos., Inc.
          8.75%, 3/15/32.........    130,525
  20,000  Williams Holdings of
          Delaware
          6.50%, 12/01/08........     20,775
 165,000  XTO Energy, Inc.
          7.50%, 4/15/12.........    187,275
 125,000  XTO Energy, Inc.*
          6.25%, 4/15/13.........    132,188
                                  ----------
                                   9,705,494
                                  ----------
          Paper & Paper Products--2.6%
 170,000  Appelton Papers, Inc.
          Series B
          12.50%, 12/15/08.......    192,950
 150,000  Boise Cascade Corp.
          6.50%, 11/01/10........    156,689
  70,000  Boise Cascade Corp.
          7.00%, 11/01/13........     72,877
 640,000  Cascades, Inc. (Canada)
          7.25%, 2/15/13.........    678,400
 920,000  Georgia-Pacific Corp.
          7.375%, 7/15/08........    993,600
 195,000  Georgia-Pacific Corp.*
          8.875%, 2/01/10........    223,275
 125,000  Georgia-Pacific Corp.
          9.375%, 2/01/13........    144,375
  75,000  Georgia-Pacific Corp.
          8.875%, 5/15/31........     82,875

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2003

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$   65,000 Millar Western Forest
           Products Ltd.*
           7.75%, 11/15/13............. $   67,763
    25,000 Tembec Industries, Inc.
           8.625%, 6/30/09.............     25,875
    25,000 Tembec Industries, Inc.
           8.50%, 2/01/11..............     26,000
                                        ----------
                                         2,664,679
                                        ----------
           Pharmaceuticals--0.4%
   295,000 AdvancePCS, Inc.
           8.50%, 4/01/08..............    321,550
   125,000 Omnicare, Inc.
           8.125%, 3/15/11.............    137,188
                                        ----------
                                           458,738
                                        ----------
           Publishing--3.2%
    95,000 Canwest Media, Inc. (Canada)
           10.625%, 5/15/11............    109,013
   620,000 Canwest Media, Inc.
           Series B (Canada)
           7.625%, 4/15/13.............    682,000
   230,000 Dex Media East LLC
           9.875%, 11/15/09............    264,500
    80,000 Dex Media West LLC*
           8.50%, 8/15/10..............     89,500
 1,035,000 Dex Media East LLC
           12.125%, 11/15/12...........  1,278,224
   100,000 Dex Media West LLC*
           9.875%, 8/15/13.............    116,750
   320,000 Hollinger International
           Publishing, Inc.
           9.00%, 12/15/10.............    341,600
    20,000 Quebecor Media, Inc.
           11.125%, 7/15/11............     23,250

Principal
 Amount                              Value
---------                          ----------
          Corporate Bonds (Continued)
$430,000  Sun Media Corp.
          7.625%, 2/15/13......... $  462,250
                                   ----------
                                    3,367,087
                                   ----------
          Real Estate--1.3%
 225,000  CB Richard Ellis Service
          11.25%, 6/15/11.........    255,375
  60,000  CBRE Escrow, Inc.*
          9.75%, 5/15/10..........     66,900
 730,000  LNR Property Corp.
          7.625%, 7/15/13.........    771,975
 240,000  LNR Property Corp.*
          7.25%, 10/15/13.........    245,400
                                   ----------
                                    1,339,650
                                   ----------
          Real Estate Investment Trusts--0.9%
 395,000  Istar Financial, Inc.
          8.75%, 8/15/08..........    458,200
 250,000  Istar Financial, Inc.
          6.00%, 12/15/10.........    256,250
 200,000  Istar Financial, Inc.
          6.50%, 12/15/13.........    205,000
                                   ----------
                                      919,450
                                   ----------
          Retail--Apparel and Shoes--1.2%
 207,000  Saks, Inc.*
          7.00%, 12/01/13.........    212,175
 865,000  The GAP, Inc.
          10.55%, 12/15/08........  1,070,438
                                   ----------
                                    1,282,613
                                   ----------
          Retail--Department Stores--0.5%
  90,000  J.C. Penney Co., Inc.
          9.00%, 8/01/12..........    108,113

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2003

Principal
 Amount                                     Value
---------                                 ----------
          Corporate Bonds (Continued)
$360,000  J.C. Penney Co., Inc.
          7.40%, 4/01/37................. $  392,850
                                          ----------
                                             500,963
                                          ----------
          Retail--Restaurants--1.2%
 580,000  YUM! Brands, Inc.
          8.50%, 4/15/06.................    648,150
 530,000  YUM! Brands, Inc.
          7.65%, 5/15/08.................    604,200
                                          ----------
                                           1,252,350
                                          ----------
          Retail--Specialty Stores--1.7%
  75,000  General Nutrition Centers,
          Inc.*
          8.50%, 12/01/10................     77,250
 220,000  Office Depot, Inc.
          10.00%, 7/15/08................    262,900
 395,000  Rent-A-Center, Inc.*
          7.50%, 5/01/10.................    418,700
 865,000  Rite Aid Corp.*
          9.50%, 2/15/11.................    979,613
                                          ----------
                                           1,738,463
                                          ----------
          Ship Building--0.4%
 420,000  Ship Finance International Ltd.
          8.50%, 12/15/13................    416,850
                                          ----------
          Telecommunications--6.5%
 800,000  Avaya, Inc.
          11.125%, 4/01/09...............    940,000
 495,000  Cincinnati Bell, Inc.*
          8.375%, 1/15/14................    534,600
 580,000  Nextel Communications, Inc.
          9.375%, 11/15/09...............    635,100
 530,000  Nextel Communications, Inc.
          9.50%, 2/01/11.................    601,550

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  315,000 Nextel Communications, Inc.
           6.875%, 10/31/13........... $  334,688
 1,210,000 Nextel Communications Inc.
           7.375%, 8/01/15............  1,306,799
   305,000 Nortel Networks Ltd.
           (Canada)
           6.125%, 2/15/06............    310,338
 1,265,000 Qwest Corp.*
           8.875%, 3/15/12............  1,457,912
   380,000 Qwest Corp.
           7.50%, 6/15/23.............    381,900
   190,000 Qwest Corp.
           8.875%, 6/01/31............    200,450
    10,000 Qwest Corp.
           7.25%, 10/15/35............     10,000
                                       ----------
                                        6,713,337
                                       ----------
           Transportation--0.4%
   270,000 Offshore Logistics, Inc.*
           6.125%, 6/15/13............    265,950
   150,000 Petroleum Helicopters
           9.375%, 5/01/09............    160,125
                                       ----------
                                          426,075
                                       ----------
           Utilities--Gas and Electric--8.9%
    70,000 AES Corp.
           9.375%, 9/15/10............     77,963
 1,465,000 AES Corp.*
           8.75%, 5/15/13.............  1,644,462
   745,000 BRL Universal Equipment
           8.875%, 2/15/08............    802,737
   615,000 Calpine Corp.*
           8.50%, 7/15/10.............    602,700
   365,000 Calpine Corp.*
           8.75%, 7/15/13.............    357,700

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2003

Principal
 Amount                               Value
---------                            --------
          Corporate Bonds (Continued)
$150,000  Edison Mission Energy
          10.00%, 8/15/08........... $156,375
 200,000  Edison Mission Energy
          9.875%, 4/15/11...........  209,000
 200,000  FPL Energy Wind Funding
          LLC*
          6.876%, 6/27/17...........  201,000
 275,000  Midwest Generation LLC
          Series B
          8.56%, 1/02/16............  286,982
 310,000  MSW Energy Holdings*
          8.50%, 9/01/10............  339,450
 275,000  NRG Energy, Inc.*
          8.00%, 12/15/13...........  290,469
  20,000  PSEG Energy Holdings, Inc.
          7.75%, 4/16/07............   21,325
 510,000  PSEG Energy Holdings LLC
          8.625%, 2/15/08...........  559,087
 725,000  PSEG Energy Holdings, Inc.
          10.00%, 10/01/09..........  853,687
 705,000  Reliant Resources, Inc.*
          9.25%, 7/15/10............  750,825
 745,000  Reliant Resources, Inc.*
          9.50%, 7/15/13............  800,875
 186,753  Salton SEA Funding
          7.84%, 5/30/10............  203,561
 400,000  Sithe Independence Funding
          Corp.
          9.00%, 12/30/13...........  453,000
 305,963  South Point Energy Center
          LLC*
          8.40%, 5/30/12............  293,915

Principal
 Amount                                 Value
----------                           ------------
           Corporate Bonds (Continued)
$  290,000 Westar Energy, Inc.
           7.875%, 5/01/07.......... $    325,525
                                     ------------
                                        9,230,638
                                     ------------
           Waste Disposal Service & Equipment--1.9%
 1,080,000 Allied Waste NA, Inc.
           Series B
           8.50%, 12/01/08..........    1,206,900
   265,000 Allied Waste NA, Inc.
           Series B
           10.00%, 8/01/09..........      287,525
   185,000 Allied Waste NA, Inc.*
           9.25%, 9/01/12...........      210,900
   275,000 Casella Waste Systems*
           9.75%, 2/01/13...........      309,375
                                     ------------
                                        2,014,700
                                     ------------
           Total Corporate Bonds
           (Cost $97,417,279).......  100,496,313
                                     ------------
Number of
 Shares
----------
           Preferred Stock--0.9%
           Communications, Media and
           Entertainment--0.9%
     9,250 CSC Holdings, Inc.
           Series M
           (Cost $986,994)..........      973,563
                                     ------------
           Convertible Preferred
           Stock--0.3%
           Chemicals--0.3%
       370 Hercules Trust II
           (Cost $303,400)..........      292,300
                                     ------------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2003

Principal
 Amount                             Value
---------                          --------
          Convertible Bonds--0.2%
          Electronics--0.1%
$185,000  SCI Systems, Inc.
          3.00%, 3/15/07.......... $175,750
                                   --------
          Telecommunications--0.1%
  80,000  Nortel Networks Corp.
          (Canada)
          4.25%, 9/01/08..........   76,100
                                   --------
          Total Convertible Bonds
          (Cost $243,332).........  251,850
                                   --------
          Preferred Bond--0.1%
          Insurance--0.1%
 100,000  AFC Capital Trust I
          Series B
          8.207%, 2/03/27
          (Cost $88,269)..........   89,750
                                   --------

Number of
 Shares                                 Value
---------                            ------------
          Money Market Fund--1.8%
1,879,017 ACM Institutional Reserves
          (Government Portfolio),
          0.91% (a)
          (Cost $1,879,017)......... $  1,879,017
                                     ------------
          Total Investments
          (Cost $100,918,291)(b)--
          99.8%.....................  103,982,793
          Other assets less
          liabilities--0.2%.........      183,693
                                     ------------
          Net Assets--100.0%........ $104,166,486
                                     ------------

* Security exempt from registration under Rule 144A of the Securities Act of 1933.
(a)Represents annualized 7 day yield at December 31, 2003.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $2,776,530 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $2,885,376 and aggregate gross unrealized depreciation of $108,846.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value,
              (Cost $100,918,291)..................... $103,982,793
             Cash.....................................        1,078
             Receivables:
              Interest................................    2,048,528
              Capital stock sold......................      200,571
              Dividends...............................       34,302
              Due from Advisor........................       19,005
             Other assets.............................       18,156
                                                       ------------
              Total Assets............................  106,304,433
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    1,688,259
              Dividends...............................      197,577
              Capital stock repurchased...............      137,244
              Services provided by The Bank of New
               York...................................       32,512
             Accrued expenses and other liabilities...       82,355
                                                       ------------
              Total Liabilities.......................    2,137,947
                                                       ------------
           Net Assets:................................ $104,166,486
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     10,178
             Paid in capital..........................  101,892,813
             Undistributed net investment loss........     (326,137)
             Accumulated net realized loss on
              investments.............................     (474,870)
             Net unrealized appreciation on
              investments.............................    3,064,502
                                                       ------------
           Net Assets................................. $104,166,486
                                                       ------------
           Institutional Shares:
             Net assets............................... $102,701,197
                                                       ------------
             Shares outstanding.......................   10,034,456
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.23
                                                       ------------
           Investor Shares:
             Net assets............................... $  1,465,289
                                                       ------------
             Shares outstanding.......................      143,192
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.23
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

* Commencement of offering of shares.

                            Statement of Operations

             For the period May 1, 2003* through December 31, 2003

          Investment Income:
            Interest (net of foreign withholding taxes of
             $5,662)...................................... $3,094,821
            Dividends.....................................     23,455
                                                           ----------
             Total Income.................................  3,118,276
                                                           ----------
          Expenses:
            Advisory......................................    284,418
            Administration................................     94,806
            Custodian.....................................     35,098
            Transfer agent................................     32,374
            Accounting services...........................     29,755
            Registration and filings......................     25,419
            Legal.........................................     17,561
            Reports to shareholders.......................     14,875
            Audit.........................................     10,646
            Directors.....................................      9,229
            Cash management...............................      1,247
            12b-1 fee - Investor Shares...................      1,048
            Insurance.....................................        519
            Other.........................................     24,100
                                                           ----------
             Total Expenses...............................    581,095
            Fees waived by The Bank of New York
             (Note 3).....................................   (156,483)
            Earnings credit adjustment (Note 3)...........     (1,761)
                                                           ----------
             Net Expenses.................................    422,851
                                                           ----------
             Net Investment Income........................  2,695,425
                                                           ----------
          Realized and Unrealized Gain
           (Loss) on Investments:
            Net realized loss on investments..............   (456,046)
            Increase (decrease) in unrealized
             appreciation/depreciation on
             investments..................................  3,064,502
                                                           ----------
            Net realized and unrealized gain on
             investments..................................  2,608,456
                                                           ----------
            Net increase in net assets resulting from
             operations................................... $5,303,881
                                                           ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statement of Changes in Net Assets

                                                                                              For the Period
                                                                                               May 1, 2003*
                                                                                                  Through
                                                                                             December 31, 2003
                                                                                             -----------------
Operations:
  Net investment income.....................................................................   $  2,695,425
  Net realized loss on investments..........................................................       (456,046)
  Increase (decrease) in unrealized appreciation/depreciation on investments................      3,064,502
                                                                                               ------------
   Net increase in net assets resulting from operations.....................................      5,303,881
                                                                                               ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares................................     (3,013,766)
                         Investor Shares....................................................        (26,620)
                                                                                               ------------
                                                                                                 (3,040,386)
                                                                                               ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares....................................    107,840,275
                     Investor Shares........................................................      1,551,529
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares............        416,212
                                    Investor Shares.........................................          9,878
  Value of capital stock repurchased: Institutional shares..................................     (7,780,603)
                      Investor Shares.......................................................       (134,300)
                                                                                               ------------
  Net increase in net assets resulting from capital stock transactions......................    101,902,991
                                                                                               ------------
   Increase in Net Assets...................................................................    104,166,486
Net Assets:
  Beginning of period.......................................................................             --
                                                                                               ------------
  End of year (includes undistributed net investment loss of $326,137 at December 31, 2003).   $104,166,486
                                                                                               ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares.........................................................     10,769,913
         Investor Shares....................................................................        155,725
  Shares issued on reinvestment of dividends: Institutional Shares..........................         41,467
                           Investor Shares..................................................            984
  Shares repurchased: Institutional Shares..................................................       (776,924)
             Investor Shares................................................................        (13,517)
                                                                                               ------------
   Net increase.............................................................................     10,177,648
  Shares outstanding, beginning of period...................................................             --
                                                                                               ------------
  Shares outstanding, end of year...........................................................     10,177,648
                                                                                               ------------

* Commencement of offering of shares.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Financial Highlights

                                                                Institutional Shares
                                                                --------------------
                                                                   For the Period
                                                                    May 1, 2003*
                                                                      through
                                                                 December 31, 2003
                                                                --------------------
PER SHARE DATA:
Net asset value at beginning of period.........................       $  10.00
                                                                      --------
Gain from investment operations
Net investment income..........................................           0.36
Net realized and unrealized gain on investments................           0.25
                                                                      --------
 Total from investment operations..............................           0.61
                                                                      --------
Dividends
Dividends from net investment income...........................          (0.38)
                                                                      --------
Net asset value at end of year.................................       $  10.23
                                                                      --------
TOTAL RETURN:..................................................           6.47%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................       $102,701
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............           0.89%***
 Expenses, prior to waiver from The Bank of New York...........           1.22%***
 Net investment income, net of waiver from The Bank of New York           5.69%***
Portfolio turnover rate........................................             42%**

*   Commencement of offering of shares.
**  Not annualized.
*** Annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                                 Investor Shares
                                                                -----------------
                                                                 For the Period
                                                                  May 1, 2003*
                                                                     through
                                                                December 31, 2003
                                                                -----------------
PER SHARE DATA:
Net asset value at beginning of period.........................      $10.00
                                                                     ------
Gain from investment operations
Net investment income..........................................        0.33
Net realized and unrealized gain on investments................        0.27
                                                                     ------
 Total from investment operations..............................        0.60
                                                                     ------
Dividends
Dividends from net investment income...........................       (0.37)
                                                                     ------
Net asset value at end of year.................................      $10.23
                                                                     ------
TOTAL RETURN:..................................................        6.30%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................      $1,465
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............        1.14%***
 Expenses, prior to waiver from The Bank of New York...........        1.49%***
 Net investment income, net of waiver from The Bank of New York        5.60%***
Portfolio turnover rate........................................          42%**

*   Commencement of offering of shares.
**  Not annualized.
*** Annualized.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         December 31, 2003

Principal
 Amount                              Value
----------                         ----------
           Mortgage-Backed
           Securities--33.3%
           Federal Home Loan Mortgage Corp.--25.7%
$      673 Pool #502186
           8.50%, 7/01/05......... $      675
    10,624 Gold Pool #E00162
           7.00%, 10/01/07........     11,231
    22,208 Gold Pool #E20195
           7.50%, 9/01/10.........     23,695
       944 Gold Pool #G10573
           7.50%, 9/01/11.........      1,007
    32,397 Gold Pool #E65603
           7.00%, 10/01/11........     34,546
    64,696 Pool #D93193
           6.50%, 12/01/12........     68,544
   130,401 Gold Pool #E68391
           7.00%, 12/01/12........    139,111
   113,719 Gold Pool #C90017
           6.50%, 4/01/13.........    120,027
   535,474 Gold Pool #E00635
           6.50%, 3/01/14.........    567,328
     1,513 Gold Pool #E00678
           6.50%, 6/01/14.........      1,602
   248,729 Gold Pool #E00720
           6.00%, 7/01/14.........    261,137
    39,452 Pool #275438
           7.50%, 8/01/16.........     42,415
   112,819 Pool #170215
           8.00%, 2/01/17.........    122,967
   161,683 Gold Pool #C90188
           7.00%, 10/01/17........    171,588
 5,150,000 Gold Pool TBA
           5.00%, 1/15/18.........  5,244,955
    11,927 Pool #555217
           8.50%, 10/01/18........     13,045

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed
           Securities (Continued)
$  263,900 Gold Pool #D93193
           6.50%, 3/01/19... $  277,199
    45,950 Gold Pool #C90349
           8.00%, 7/01/20...     49,619
 2,014,944 Gold Pool #C90562
           6.00%, 7/01/22...  2,093,113
   141,245 Pool #D51845
           5.50%, 4/01/24...    143,868
    28,243 Gold Pool #C80166
           7.50%, 4/01/24...     30,474
   224,476 Gold Pool #D54110
           7.50%, 6/01/24...    242,209
   122,527 Gold Pool #G00331
           7.00%, 12/01/24..    130,325
    68,299 Gold Pool #C00453
           6.50%, 4/01/26...     71,735
    72,323 Gold Pool #D76456
           7.50%, 12/01/26..     77,890
    25,526 Gold Pool #G00752
           7.50%, 8/01/27...     27,491
   503,272 Gold Pool #C20273
           6.00%, 6/01/28...    522,857
    45,296 Gold Pool #C00664
           7.50%, 9/01/28...     48,687
    72,259 Gold Pool #C00658
           6.50%, 10/01/28..     75,772
   168,112 Gold Pool #C19286
           6.00%, 12/01/28..    174,115
    74,331 Gold Pool #C20338
           6.00%, 1/01/29...     76,985

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2003

Principal
 Amount                      Value
---------                   --------
          Mortgage-Backed
          Securities (Continued)
$    735  Gold Pool #C29166
          7.00%, 7/01/29... $    778
   2,186  Gold Pool #C00896
          7.50%, 12/01/29..    2,349
 240,298  Gold Pool #G01169
          5.50%, 1/01/30...  244,576
 154,470  Gold Pool #C01024
          7.50%, 7/01/30...  165,882
   1,430  Gold Pool #C01095
          7.00%, 11/01/30..    1,513
     150  Gold Pool #C44362
          7.50%, 11/01/30..      161
   1,096  Gold Pool #C46812
          7.50%, 1/01/31...    1,177
   1,329  Gold Pool #C50537
          6.50%, 4/01/31...    1,392
   1,520  Gold Pool #C50729
          6.50%, 5/01/31...    1,592
   2,523  Gold Pool #C53731
          6.50%, 6/01/31...    2,643
     895  Gold Pool #C53797
          6.50%, 6/01/31...      937
   1,539  Gold Pool #C01197
          6.50%, 7/01/31...    1,612
 187,053  Gold Pool #C61574
          5.50%, 12/01/31..  189,485
 587,745  Gold Pool #C62800
          6.00%, 1/01/32...  607,618
   7,316  Gold Pool #C01329
          7.00%, 3/01/32...    7,741

 Principal
  Amount                          Value
-----------                    -----------
            Mortgage-Backed
            Securities (Continued)
$     5,016 Gold Pool #C01345
            7.00%, 4/01/32.... $     5,307
  3,853,856 Gold Pool #C69955
            6.50%, 8/01/32....   4,036,966
  2,075,573 Gold Pool #C70842
            6.00%, 9/01/32....   2,145,750
  1,728,725 Gold Pool #C76042
            6.00%, 1/01/33....   1,787,175
  1,348,614 Gold Pool #G01564
            6.00%, 4/01/33....   1,394,213
  2,619,554 Gold Pool #C01598
            5.00%, 8/01/33....   2,587,050
  1,600,000 Gold Pool #A14564
            5.00%, 10/01/33...   1,580,147
 12,617,501 Gold Pool # A15088
            5.50%, 10/01/33...  12,776,378
                               -----------
                                38,408,654
                               -----------
            Federal National Mortgage
            Association--3.1%
          9 Pool #50161
            9.00%, 2/01/04....           9
     15,474 Pool #205505
            6.00%, 3/01/08....      16,294
      3,906 Pool #190770
            7.00%, 4/01/09....       4,122
    103,263 Pool #303851
            7.00%, 4/01/11....     110,353
     31,986 Pool #313895
            6.50%, 12/01/12...      33,939

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2003

Principal
 Amount                    Value
---------                 --------
          Mortgage-Backed
          Securities (Continued)
$ 18,138  Pool #50820
          8.00%, 2/01/13. $ 19,765
 176,965  Pool #190663
          7.00%, 3/01/14.  188,289
 252,702  Pool #598032
          6.00%, 8/01/14.  265,672
     796  Pool #527268
          7.00%, 11/01/14      851
 203,340  Pool #535633
          5.50%, 12/01/14  211,710
 312,282  Pool #535377
          8.00%, 6/01/15.  335,238
 300,306  Pool #553721
          8.50%, 9/01/15.  330,922
  46,734  Pool #350055
          8.00%, 4/01/16.   49,310
   3,974  Pool #6222
          9.00%, 4/01/16.    4,377
  38,146  Pool #408241
          6.00%, 2/01/18.   39,704
 364,785  Pool #254044
          6.50%, 10/01/21  382,397
 326,232  Pool #254232
          6.50%, 3/01/22.  342,048
 113,476  Pool #50544
          8.00%, 3/01/22.  123,985
  40,069  Pool #50774
          7.00%, 8/01/23.   42,652
  44,013  Pool #406605
          6.00%, 5/01/24.   45,792

Principal
 Amount                    Value
---------                 --------
          Mortgage-Backed
          Securities (Continued)
$  1,778  Pool #303223
          7.00%, 11/01/24 $  1,893
  36,173  Pool #326556
          6.50%, 10/01/25   37,945
 132,205  Pool #406382
          7.25%, 11/01/25  141,652
 269,883  Pool #335054
          6.00%, 1/01/26.  282,117
  33,854  Pool #313275
          7.50%, 4/01/26.   36,302
 229,294  Pool #545646
          7.00%, 9/01/26.  243,645
  39,900  Pool #421027
          7.50%, 11/01/26   42,888
 100,811  Pool #251498
          6.50%, 2/01/28.  105,656
 147,630  Pool #494507
          5.00%, 11/01/28  146,534
  82,937  Pool #252211
          6.00%, 1/01/29.   85,922
  67,540  Pool #252333
          6.00%, 1/01/29.   70,394
  75,488  Pool #323824
          8.00%, 5/01/29.   81,919
  20,445  Pool #537157
          7.00%, 5/01/30.   21,647
  19,697  Pool #253395
          8.50%, 7/01/30.   21,268
  15,456  Pool #190312
          6.50%, 4/01/31.   16,166

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2003

Principal
 Amount                       Value
----------                  ----------
           Mortgage-Backed
           Securities (Continued)
$   36,260 Pool #589646
           6.50%, 6/01/31.. $   37,924
   444,468 Pool #661452
           6.50%, 7/01/32..    469,669
   175,000 Pool #756744....
           5.00%, 12/01/33.    173,266
                            ----------
                             4,564,236
                            ----------
           Government National Mortgage
           Association--4.5%
    93,454 Pool #359959
           6.50%, 12/15/08.     99,911
   257,726 Pool #421769
           7.50%, 9/15/11..    277,335
   189,313 Pool #490725
           6.00%, 10/15/13.    200,003
    72,530 Pool #469940
           6.00%, 1/15/14..     76,618
    29,083 Pool #434573
           7.50%, 10/15/14.     31,329
   268,769 Pool #569502
           5.00%, 1/15/17..    275,780
   238,623 Pool #569626
           6.00%, 2/15/17..    251,863
    64,430 Pool #203737
           8.00%, 2/15/17..     70,974
 1,098,015 Pool #591765
           5.00%, 10/15/17.  1,126,656
 1,289,328 Pool #596648
           5.00%, 10/15/17.  1,322,959

Principal
 Amount                    Value
---------                 --------
          Mortgage-Backed
          Securities (Continued)
$  3,835  Pool #215748
          9.50%, 11/15/18 $  4,295
  25,056  Pool #355201
          6.50%, 7/15/23.   26,581
 236,138  Pool #780021
          7.50%, 12/15/23  254,777
  22,424  Pool #2038
          8.50%, 7/20/25.   24,432
  79,848  Pool #430097
          8.25%, 10/15/26   87,023
  52,296  Pool #780585
          8.25%, 6/15/27.   56,845
  22,103  Pool #412334
          7.00%, 10/15/27   23,607
   2,616  Pool #780689
          6.50%, 12/15/27    2,763
  26,422  Pool #2547
          6.50%, 2/20/28.   27,844
   4,402  Pool #464686
          6.50%, 7/15/28.    4,648
  30,859  Pool #482878
          7.00%, 12/15/28   32,941
 444,557  Pool #780958
          6.00%, 1/15/29.  462,452
 228,701  Pool #487634
          6.50%, 8/15/29.  241,372
  17,861  Pool #516531
          8.00%, 5/15/30.   19,431
  14,356  Pool #173782
          8.50%, 7/15/30.   15,607

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2003

Principal
 Amount                                Value
----------                          -----------
           Mortgage-Backed
           Securities (Continued)
$      350 Pool #511772
           8.00%, 11/15/30......... $       381
    46,739 Pool #511023
           6.50%, 2/15/31..........      49,302
       769 Pool #485393
           7.00%, 4/15/31..........         820
    50,641 Pool #471763
           6.50%, 5/15/31..........      53,418
    51,166 Pool #551101
           6.00%, 11/15/31.........      53,213
 1,500,000 Pool #622630
           5.50%, 11/15/33.........   1,526,531
                                    -----------
                                      6,701,711
                                    -----------
           Total Mortgage-Backed
           Securities
           (Cost $49,270,833)......  49,674,601
                                    -----------
           United States Government
           Agencies & Obligations--30.3%
           Federal Home Loan Bank--1.0%
 1,373,000 4.625%, 4/15/05.........   1,428,734
                                    -----------
           Federal Home Loan Mortgage Corp.--8.9%
 3,450,000 7.00%, 7/15/05..........   3,727,481
 5,075,000 4.875%, 3/15/07.........   5,402,404
 1,795,000 5.75%, 4/15/08..........   1,970,888
 1,200,000 5.125%, 7/15/12.........   1,253,438
   350,000 6.75%, 9/15/29..........     402,723
   500,000 6.25%, 7/15/32..........     543,756
                                    -----------
                                     13,300,690
                                    -----------

Principal
 Amount                               Value
----------                          ----------
           United States Government
           Agencies & Obligations
           (Continued)
           Federal National Mortgage Association--4.4%
$2,600,000 6.50%, 8/15/04.......... $2,684,336
    50,000 7.25%, 1/15/10..........     58,952
 2,325,000 4.375%, 3/15/13.........  2,283,438
 1,200,000 5.125%, 1/02/14.........  1,204,174
   325,000 6.25%, 5/15/29..........    352,066
                                    ----------
                                     6,582,966
                                    ----------
           Tennessee Valley Authority--0.2%
   300,000 6.15%, 1/15/38..........    321,031
                                    ----------
           United States Treasury Bonds--5.3%
    45,000 7.25%, 5/15/16..........     56,136
 1,800,000 7.25%, 8/15/22..........  2,271,726
   925,000 7.625%, 2/15/25.........  1,221,614
 2,200,000 6.00%, 2/15/26..........  2,439,679
 1,675,000 5.25%, 2/15/29..........  1,689,787
   225,000 6.125%, 8/15/29.........    254,971
                                    ----------
                                     7,933,913
                                    ----------
           United States Treasury Notes--10.5%
   975,000 5.75%, 11/15/05.........  1,046,830
    25,000 5.625%, 2/15/06.........     26,942
 4,099,000 4.625%, 5/15/06.........  4,344,300
    15,000 3.50%, 11/15/06.........     15,505
   860,000 6.25%, 2/15/07..........    958,632
   250,000 4.75%, 11/15/08.........    267,637
 1,650,000 5.75%, 8/15/10..........  1,850,063
 2,125,000 5.00%, 8/15/11..........  2,274,082
 2,875,000 4.875%, 2/15/12.........  3,044,802
   475,000 3.875%, 2/15/13.........    464,980

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2003

Principal
 Amount                                   Value
----------                             -----------
           United States Government
           Agencies & Obligations
           (Continued)
$1,425,000 4.25%, 8/15/13............. $ 1,426,781
                                       -----------
                                        15,720,554
                                       -----------
           Total United States Government
           Agencies & Obligations
           (Cost $44,629,963).........  45,287,888
                                       -----------
           Corporate Bonds--27.6%
           Aerospace and Defense--0.7%
   330,000 General Dynamics Corp.
           4.25%, 5/15/13.............     315,708
   125,000 Lockheed Martin Corp.
           8.50%, 12/01/29............     163,797
   535,000 Raytheon Co.
           6.75%, 8/15/07.............     592,741
                                       -----------
                                         1,072,246
                                       -----------
           Aluminum, Steel and Other Metals--0.4%
   225,000 Alcoa, Inc.
           7.375%, 8/01/10............     263,750
   250,000 Alcoa, Inc.
           6.00%, 1/15/12.............     271,689
                                       -----------
                                           535,439
                                       -----------
           Automotive--0.6%
   450,000 DaimlerChrysler NA Holdings
           7.30%, 1/15/12.............     501,051
   300,000 Visteon Corp.
           8.25%, 8/01/10.............     332,521
                                       -----------
                                           833,572
                                       -----------

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
          Banking--1.8%
$350,000  ABN AMRO Bank NV
          7.25%, 5/31/05............. $  376,483
 575,000  Dresdner Bank - New York
          6.625%, 9/15/05............    616,826
 200,000  First Union National Bank
          7.80%, 8/18/10.............    241,294
 625,000  FleetBoston Financial Corp.
          6.50%, 3/15/08.............    694,867
 575,000  Mercantile Bankshares Corp.
          4.625%, 4/15/13............    559,342
 225,000  Royal Bank of Scotland
          Group PLC
          5.00%, 11/12/13............    225,796
                                      ----------
                                       2,714,608
                                      ----------
          Banking and Finance--1.5%
 567,000  Bank of America Corp.
          7.40%, 1/15/11.............    664,994
 350,000  Bank One Corp.
          6.00%, 8/01/08.............    384,278
 300,000  Bank One Corp.
          5.25%, 1/30/13.............    307,765
 175,000  J.P. Morgan Chase & Co.
          6.75%, 2/01/11.............    197,328
 111,000  Washington Mutual, Inc.
          7.50%, 8/15/06.............    124,003
 600,000  Wells Fargo & Co.
          3.50%, 4/04/08.............    601,915
                                      ----------
                                       2,280,283
                                      ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2003

Principal
 Amount                                Value
---------                             --------
          Corporate Bonds (Continued)
          Beverages--Food and Tobacco--0.6%
$375,000  Diageo Capital PLC
          6.125%, 8/15/05............ $399,101
 450,000  Kraft Foods, Inc.
          5.625%, 11/01/11...........  474,141
                                      --------
                                       873,242
                                      --------
          Beverages--Soft Drinks--0.2%
 150,000  Coca-Cola Enterprises
          5.25%, 5/15/07.............  160,910
 125,000  Coca-Cola Enterprises
          7.125%, 8/01/17............  147,538
                                      --------
                                       308,448
                                      --------
          Building and Building Products--0.2%
 121,000  Hanson Overseas BV
          6.75%, 9/15/05.............  129,897
 107,000  Vulcan Materials Co.
          6.40%, 2/01/06.............  115,992
                                      --------
                                       245,889
                                      --------
          Chemicals--0.4%
 475,000  du Pont (E.I.) de Nemours &
          Co.
          6.875%, 10/15/09...........  549,413
                                      --------
          Communications, Media and
          Entertainment--0.5%
 315,000  Comcast Cable
          Communications
          6.75%, 1/30/11.............  350,573
  87,000  Comcast Cable
          Communications
          8.875%, 5/01/17............  111,925
  70,000  Liberty Media Corp.
          7.875%, 7/15/09............   81,087

Principal
 Amount                             Value
---------                          --------
          Corporate Bonds (Continued)
$110,000  Turner Broadcasting
          8.375%, 7/01/13......... $134,383
   8,000  USA Networks, Inc.
          6.75%, 11/15/05.........    8,526
                                   --------
                                    686,494
                                   --------
          Computers--Micro--0.2%
  50,000  IBM Corp.
          5.375%, 2/01/09.........   53,921
 275,000  IBM Corp.
          7.00%, 10/30/25.........  316,268
                                   --------
                                    370,189
                                   --------
          Diversified Operations--0.4%
 450,000  Nisource Capital Markets
          7.99%, 4/01/22..........  529,804
                                   --------
          Financial Services--7.3%
 150,000  Associates Corp. NA
          5.80%, 4/20/04..........  152,007
 575,000  Block Financial Corp.
          6.75%, 11/01/04.........  598,979
 250,000  Boeing Capital Corp.
          5.75%, 2/15/07..........  270,000
 600,000  Capital One Bank
          6.875%, 2/01/06.........  649,079
 400,000  CIT Group, Inc.
          5.625%, 5/17/04.........  406,314
 300,000  CIT Group, Inc.
          7.75%, 4/02/12..........  354,432
 625,000  Citigroup, Inc.
          6.50%, 1/18/11..........  704,673

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2003

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
$  175,000 Credit Suisse First Boston
           USA, Inc.
           7.125%, 7/15/32............... $  199,364
 1,050,000 Ford Motor Credit Co.
           7.375%, 10/28/09..............  1,153,069
   375,000 General Electric Capital Corp.
           6.75%, 3/15/32................    415,170
   250,000 General Motors Acceptance
           Corp.
           7.50%, 7/15/05................    268,677
    30,000 General Motors Acceptance
           Corp.
           6.75%, 1/15/06................     32,206
    65,000 General Motors Acceptance
           Corp.
           6.15%, 4/05/07................     69,664
   325,000 General Motors Acceptance
           Corp.
           6.875%, 9/15/11...............    350,066
   452,000 Goldman Sachs Group, Inc.
           6.875%, 1/15/11...............    513,295
   225,000 Household Finance Corp.
           7.20%, 7/15/06................    250,244
   200,000 Household Finance Corp.
           5.75%, 1/30/07................    216,221
   575,000 International Lease Finance
           Corp.
           6.375%, 3/15/09...............    633,434
   200,000 John Deere Capital Corp.
           5.125%, 10/19/06..............    213,155
   400,000 J.P. Morgan & Co., Inc.
           5.75%, 2/25/04................    402,500

Principal
 Amount                                   Value
---------                              -----------
          Corporate Bonds (Continued)
$275,000  Lehman Brothers Holdings,
          Inc.
          8.25%, 6/15/07.............. $   320,546
 200,000  Lehman Brothers Holdings,
          Inc.
          7.875%, 8/15/10.............     239,552
 125,000  Marsh & McLennan Cos., Inc.
          5.875%, 8/01/33.............     121,871
 300,000  Merrill Lynch & Co.
          Series B
          3.70%, 4/21/08..............     301,958
 175,000  Merrill Lynch & Co.
          6.00%, 2/17/09..............     192,380
  27,000  Morgan Stanley Dean Witter
          & Co.
          7.75%, 6/15/05..............      29,306
 363,000  Morgan Stanley Dean Witter
          & Co.
          6.10%, 4/15/06..............     392,810
 125,000  NiSource Finance Corp.
          7.875%, 11/15/10............     148,674
 600,000  Salomon Smith Barney
          Holdings
          5.875%, 3/15/06.............     646,079
 301,000  Verizon Global Funding Corp.
          7.25%, 12/01/10.............     346,567
 137,000  Verizon Global Funding Corp.
          7.75%, 12/01/30.............     160,935
 187,000  Washington Mutual Financial
          Corp.
          6.25%, 5/15/06..............     203,203
                                       -----------
                                        10,956,430
                                       -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2003

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
          Health Care Products and Services--0.8%
$400,000  Abbott Laboratories
          5.625%, 7/01/06.............. $  431,455
 425,000  Boston Scientific Corp.
          6.625%, 3/15/05..............    449,214
 350,000  Cardinal Health, Inc.
          4.45%, 6/30/05...............    363,147
                                        ----------
                                         1,243,816
                                        ----------
          Household and Personal Care
          Products--0.9%
 576,000  Colgate-Palmolive Co.,
          Series E
          3.98%, 4/29/05...............    595,721
 385,000  SNAP-ON, Inc.
          6.25%, 8/15/11...............    428,319
 325,000  The Procter & Gamble Co.
          6.60%, 12/15/04..............    340,626
                                        ----------
                                         1,364,666
                                        ----------
          Insurance--1.4%
 600,000  Aegon NV
          4.75%, 6/01/13...............    585,060
 600,000  Aetna, Inc.
          7.125%, 8/15/06..............    666,584
 275,000  Allstate Corp.
          7.20%, 12/01/09..............    320,759
 325,000  Metlife, Inc.
          5.00%, 11/24/13..............    322,707
 175,000  Prudential Financial, Inc.
          4.50%, 7/15/13...............    167,065
                                        ----------
                                         2,062,175
                                        ----------
          Manufacturing--0.5%
 700,000  Honeywell International, Inc.
          7.00%, 3/15/07...............    786,903
                                        ----------

Principal
 Amount                               Value
----------                          ----------
           Corporate Bonds (Continued)
           Oil and Gas--1.5%
$1,005,000 Conoco, Inc.
           5.90%, 4/15/04.......... $1,017,848
   175,000 Conoco, Inc.
           6.95%, 4/15/29..........    198,457
   225,000 Devon Financing Corp.
           7.875%, 9/30/31.........    268,785
   250,000 Exxon Mobil Corp.
           8.625%, 8/15/21.........    334,636
   170,000 Noble Affiliates, Inc.
           8.00%, 4/01/27..........    198,509
   250,000 Pemex Project Funding
           Master Trust
           7.875%, 2/01/09.........    282,250
                                    ----------
                                     2,300,485
                                    ----------
           Pharmaceuticals--0.2%
   239,000 Bristol-Myers Squibb Co.
           5.75%, 10/01/11.........    258,269
                                    ----------
           Publishing--0.2%
   225,000 News America Holdings
           8.15%, 10/17/36.........    277,227
                                    ----------
           Real Estate Investment Trusts--0.1%
   100,000 EOP Operating LP
           7.75%, 11/15/07.........    114,636
   100,000 EOP Operating LP
           5.875%, 1/15/13.........    104,395
                                    ----------
                                       219,031
                                    ----------
           Resorts and Entertainment--0.4%
   525,000 The Walt Disney Co.
           Series B
           6.75%, 3/30/06..........    571,014
                                    ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2003

Principal
 Amount                                 Value
---------                              --------
          Corporate Bonds (Continued)
          Retail--Department Stores--0.5%
$100,000  Federated Department Stores
          6.30%, 4/01/09.............. $109,709
 400,000  Federated Department Stores
          7.00%, 2/15/28..............  437,077
 230,000  Target Corp.
          6.35%, 1/15/11..............  256,651
                                       --------
                                        803,437
                                       --------
          Retail--Discount Stores--0.3%
 240,000  Wal-Mart Stores, Inc.
          6.875%, 8/10/09.............  276,492
 125,000  Wal-Mart Stores, Inc.
          7.55%, 2/15/30..............  153,836
                                       --------
                                        430,328
                                       --------
          Retail--Food Stores--0.5%
 700,000  Kroger Co.
          6.80%, 12/15/18.............  777,468
                                       --------
          Telecommunications--3.4%
 200,000  AT&T Corp.
          8.50%, 11/15/31 (a).........  233,713
 375,000  AT&T Wireless Services, Inc.
          7.875%, 3/01/11.............  433,930
 850,000  Bell Atlantic - NJ
          5.875%, 2/01/04.............  852,751
 600,000  British Telecom PLC
          8.875%, 12/15/30 (b)........  784,562
 500,000  Cox Communications, Inc.
          6.75%, 3/15/11..............  566,458
 400,000  Deutsche Telekom
          International Fin
          8.50%, 6/15/10 (c)..........  483,646

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
$450,000  Koninklijke KPN NV
          8.00%, 10/01/10.............. $  538,320
 200,000  SBC Communications, Inc.
          5.875%, 2/01/12..............    212,409
 525,000  Sprint Capital Corp.
          6.125%, 11/15/08.............    559,585
 150,000  Verizon Communications, Inc.
          6.94%, 4/15/28...............    157,380
 200,000  Vodafone Group PLC
          7.75%, 2/15/10...............    237,039
                                        ----------
                                         5,059,793
                                        ----------
          Transportation--0.4%
  80,000  Burlington Northern Santa Fe
          Corp.
          6.75%, 3/15/29...............     86,314
 400,000  Norfolk Southern Corp.
          7.25%, 2/15/31...............    452,965
                                        ----------
                                           539,279
                                        ----------
          Utilities--Gas and Electric--1.7%
 215,000  Constellation Energy Group,
          Inc.
          7.00%, 4/01/12...............    243,252
 200,000  Duke Capital Corp.
          7.50%, 10/01/09..............    228,710
 600,000  Ontario Electricity Financial
          Corp.
          6.10%, 1/30/08...............    664,031
 700,000  Progress Energy, Inc.
          6.55%, 3/01/04...............    705,221
 260,000  Texas Eastern Transmission
          Corp.
          7.30%, 12/01/10..............    298,662

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2003

Principal
 Amount                                     Value
----------                               -----------
           Corporate Bonds (Continued)
$  450,000 Virginia Electric & Power Co.
           5.25%, 12/15/15.............. $   451,544
                                         -----------
                                           2,591,420
                                         -----------
           Total Corporate Bonds
           (Cost $38,904,764)...........  41,241,368
                                         -----------
           Collateralized Mortgage
           Obligations--5.6%
           Financial Services--4.7%
   150,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 1998-C1, Class A2
           6.44%, 6/16/08...............     166,681
   745,425 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 1999-WF2, Class A1
           6.80%, 9/15/08...............     793,013
    29,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2002-TOP6, Class A2
           6.46%, 10/15/36..............      32,487
   600,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2003-T10, Class A2
           4.74%, 3/13/40...............     599,658
 1,195,000 Commercial Mortgage
           Acceptance Corp.,
           Series 1997-ML1, Class A2
           6.53%, 12/15/30..............   1,267,445
   355,000 CS First Boston Mortgage
           Securities Corp.,
           Series 2000-C1, Class A2
           7.545%, 4/14/62..............     413,858

Principal
 Amount                                    Value
----------                               ----------
           Collateralized Mortgage
           Obligations (Continued)
$  525,000 CS First Boston
           Mortgage Securities Corp,
           Series 2001-CK3, Class A4
           6.53%, 6/15/34............... $  588,005
   349,406 DLJ Commercial Mortgage
           Corp.,
           Series 1998-CF2, Class A1A
           5.88%, 11/12/31..............    369,179
   600,000 DLJ Commercial Mortgage
           Corp.,
           Series 2000-CKP1, Class A1B
           7.18%, 8/10/10...............    679,532
 1,345,000 MBNA Credit Card Master
           Note Trust,
           Series 2001-A1, Class A1
           5.75%, 10/15/08..............  1,446,524
    43,000 Morgan Stanley Dean Witter
           Capital I,
           Series 2001-TOP1, Class A4
           6.66%, 2/15/33...............     48,557
   586,938 Prudential Securities Secured
           Financing Corp.,
           Series 1998-C1, Class A1A3
           6.35%, 9/15/07...............    622,640
                                         ----------
                                          7,027,579
                                         ----------
           Fixed Rate Securities--0.9%
   299,188 Amresco Commercial
           Mortgage Funding I,
           Series 1997-C1, Class A2
           7.18%, 6/17/29...............    305,484
   333,070 Asset Securitization Corp.,
           Series 1995-MD4, Class A1
           7.10%, 8/13/29...............    356,995

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2003

Principal
 Amount                                Value
---------                            ----------
          Collateralized Mortgage
          Obligations (Continued)
$607,122  Asset Securization Corp.,
          Series 1997-MD7, Class A1A
          7.32%, 1/13/30............ $  628,208
                                     ----------
                                      1,290,687
                                     ----------
          Total Collateralized
          Mortgage Obligations
          (Cost $8,319,585).........  8,318,266
                                     ----------
          Foreign Government Agencies
          & Obligations--2.4%
 400,000  Kingdom of Spain (Spain)
          7.00%, 7/19/05............    430,159
 500,000  Quebec Province (Canada)
          7.00%, 1/30/07............    561,210
 600,000  Republic of Chile (Chile)
          5.50%, 1/15/13............    617,100
 450,000  Republic of Italy (Italy)
          5.625%, 6/15/12...........    487,418
 475,000  Republic of Korea (South
          Korea)
          8.875%, 4/15/08...........    572,076
 750,000  United Mexican States
          (Mexico)
          7.50%, 1/14/12............    846,000
                                     ----------
          Total Foreign
          Government Agencies &
          Obligations
          (Cost $3,364,889).........  3,513,963
                                     ----------

Principal
 Amount                                    Value
----------                               ----------
           Asset-Backed
           Securities--1.7%
           Asset-Backed Securities--Credit
           Cards--1.7%
$  525,000 Discover Card Master Trust I,
           Series 1996-3, Class A
           6.05%, 8/18/08............... $  564,752
 1,395,000 MBNA Master Credit Card
           Trust, Series 1999-J, Class A
           7.00%, 2/15/12...............  1,612,457
   263,542 Sears Credit Account Master
           Trust, Series 1999-3, Class A
           6.45%, 11/17/09..............    275,013
    11,000 Standard Credit Card Master
           Trust, Series 1995-9, Class A
           6.55%, 10/07/07..............     11,862
                                         ----------
           Total Asset-Backed
           Securities
           (Cost $2,423,872)............  2,464,084
                                         ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2003

Number of
 Shares                                      Value
---------                                ------------
          Money Market Fund--1.5%
2,295,967 ACM Institutional Reserves
          (Prime Portfolio), 0.92% (d)
          (Cost $2,295,967)............. $  2,295,967
                                         ------------
          Total Investments
          (Cost $149,209,873)(e)--
          102.4%........................  152,796,137
          Liabilities in excess of other
          assets--(2.4%)................   (3,580,940)
                                         ------------
          Net Assets--100.0%............ $149,215,197
                                         ------------

(a)The coupon on this security varies along with its rating. For each rating downgrade below A3/BBB+ by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.00%. The security is currently rated Baa2/BBB.
(b)The coupon on this security varies along with its rating. For each rating downgrade below A3/A- by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.625%. The security is currently rated Baa1/A-.
(c)The coupon on this security varies along with its rating. If its rating falls below single A by either Moody's or Standard & Poors, the coupon steps up 50 basis points. If the previous situation occurs, and the rating then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated Baa3/BBB+.
(d)Represents annualized 7 day yield at December 31, 2003.
(e)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $2,408,955 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,099,636 and aggregate gross unrealized depreciation of $690,681.
* Security exempt from registration under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value,
              (Cost $149,209,873)..................... $152,796,137
             Receivables:
              Interest................................    1,810,407
              Capital stock sold......................      110,000
              Investments sold........................       12,633
              Due from Advisor........................        6,132
             Other assets.............................       14,619
                                                       ------------
              Total Assets............................  154,749,928
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    5,251,703
              Dividends...............................      206,511
              Services provided by The Bank of
               New York and Administrator.............       29,330
              Capital stock repurchased...............        9,320
             Accrued expenses and other liabilities...       37,867
                                                       ------------
              Total Liabilities.......................    5,534,731
                                                       ------------
           Net Assets:................................ $149,215,197
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     13,896
             Paid in capital..........................  146,780,667
             Undistributed net investment loss........   (1,174,537)
             Accumulated net realized gain on
              investments.............................        8,907
             Net unrealized appreciation on
              investments.............................    3,586,264
                                                       ------------
           Net Assets................................. $149,215,197
                                                       ------------
           Institutional Shares:
             Net assets............................... $149,106,615
                                                       ------------
             Shares outstanding.......................   13,885,516
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.74
                                                       ------------
           Investor Shares:
             Net assets............................... $    108,582
                                                       ------------
             Shares outstanding.......................       10,121
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.73
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

          Investment Income:
            Interest (net of foreign withholding taxes of
             $503)........................................ $5,637,149
                                                           ----------
          Expenses:
            Advisory......................................    362,849
            Administration................................    290,279
            Accounting services...........................     59,001
            Custodian.....................................     36,716
            Transfer agent................................     34,384
            Registration and filings......................     24,939
            Audit.........................................     16,658
            Reports to shareholders.......................     16,199
            Directors.....................................     11,052
            Legal.........................................      5,567
            Cash management...............................      2,977
            Insurance.....................................      1,233
            Other.........................................     35,096
                                                           ----------
             Total Expenses...............................    896,950
            Fees waived by The Bank of New York
             (Note 3).....................................   (387,870)
            Earnings credit adjustment (Note 3)...........       (992)
                                                           ----------
             Net Expenses.................................    508,088
                                                           ----------
             Net Investment Income........................  5,129,061
                                                           ----------
          Realized And Unrealized Gain
           (loss) On Investments:
          Net realized gain on investments................  1,097,545
          Increase (decrease) in unrealized appreciation/
           depreciation on investment.....................   (790,282)
                                                           ----------
          Net realized and unrealized gain on
           investments....................................   (307,263)
                                                           ----------
          Net increase in net assets resulting from
           operations..................................... $5,436,324
                                                           ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statements of Changes in Net Assets

                                                                                              Year Ended December 31,
                                                                                            --------------------------
                                                                                                2003          2002
                                                                                            ------------  ------------
Operations:
  Net investment income.................................................................... $  5,129,061  $  2,999,110
  Net realized gain on investments.........................................................    1,097,545        92,588
  Increase (decrease) in unrealized appreciation/depreciation on investments...............     (790,282)    3,741,635
                                                                                            ------------  ------------
   Net increase in net assets resulting from operations....................................    5,436,324     6,833,333
                                                                                            ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares...............................   (6,850,919)   (3,329,594)
                         Investor Shares...................................................       (2,216)         (179)
  Distributions from capital gains: Institutional Shares...................................     (169,364)     (120,386)
                     Investor Shares.......................................................         (124)          (13)
                                                                                            ------------  ------------
                                                                                              (7,022,623)   (3,450,172)
                                                                                            ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares...................................   35,417,287   109,350,517
                     Investor Shares.......................................................      101,503        19,001
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares.......................................    5,570,125     2,212,931
                    Investor Shares........................................................        2,227           170
  Value of capital stock repurchased: Institutional Shares.................................  (18,468,371)  (10,358,553)
                      Investor Shares......................................................      (13,187)           --
                                                                                            ------------  ------------
  Net increase in net assets resulting from capital stock transactions.....................   22,609,584   101,224,066
                                                                                            ------------  ------------
   Increase in Net Assets..................................................................   21,023,285   104,607,227
Net Assets:
  Beginning of year........................................................................  128,191,912    23,584,685
                                                                                            ------------  ------------
  End of year (includes undistributed net investment loss of $1,174,537 at
   December 31, 2003 and $343,177 at December 31, 2002).................................... $149,215,197  $128,191,912
                                                                                            ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares........................................................    3,292,809    10,306,653
         Investor Shares...................................................................        9,349         1,768
  Shares issued on reinvestment of dividends and distributions: Institutional Shares.......      500,364       207,836
                                      Investor Shares......................................          207            16
  Shares repurchased: Institutional Shares.................................................   (1,703,572)     (982,206)
             Investor Shares...............................................................       (1,219)           --
                                                                                            ------------  ------------
   Net increase............................................................................    2,097,938     9,534,067
  Shares outstanding, beginning of year....................................................   11,797,699     2,263,632
                                                                                            ------------  ------------
  Shares outstanding, end of year..........................................................   13,895,637    11,797,699
                                                                                            ------------  ------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Financial Highlights

                                                        Institutional Shares
                                           ------------------------------------------
                                                                         For the period
                                             Year Ended December 31,     April 28, 2000*
                                           ---------------------------       through
                                             2003      2002    2001(a)  December 31, 2000
                                           --------  --------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period.... $  10.87  $  10.42  $ 10.44       $ 10.00
                                           --------  --------  -------       -------
Gain (loss) from investment operations
Net investment income.....................     0.38      0.46     0.63          0.47
Net realized and unrealized gain (loss) on
  investments.............................     0.01      0.54     0.19          0.43
                                           --------  --------  -------       -------
 Total from investment operations.........     0.39      1.00     0.82          0.90
                                           --------  --------  -------       -------
Dividends and distributions
Dividends from net investment income......    (0.51)    (0.54)   (0.65)        (0.43)
Distributions from capital gains..........    (0.01)    (0.01)   (0.19)        (0.03)
                                           --------  --------  -------       -------
 Total dividends and distributions........    (0.52)    (0.55)   (0.84)        (0.46)
                                           --------  --------  -------       -------
Net asset value at end of year............ $  10.74  $  10.87  $ 10.42       $ 10.44
                                           --------  --------  -------       -------
TOTAL RETURN:.............................     3.69%     9.95%    8.07%         9.21%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $149,107  $128,173  $23,585       $19,653
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................     0.35%     0.35%    0.35%         0.35%***
 Expenses, prior to waiver from The Bank
   of New York............................     0.57%     0.71%    1.24%         1.35%***
 Net investment income, net of waiver
   from The Bank of New York..............     3.53%     4.45%    5.93%         6.61%***
Portfolio turnover rate...................      131%      149%     103%          101%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 6.11% to 5.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

                                                                      Investor Shares
                                                           ---------------------------------
                                                                               For the Period
                                                                             September 27, 2002*
                                                              Year Ended           through
                                                           December 31, 2003  December 31, 2002
                                                           ----------------- -------------------
PER SHARE DATA:
Net asset value at beginning of period....................      $10.86             $10.78
                                                                ------             ------
Gain (loss) from investment operations
Net investment income.....................................        0.36               0.11
Net realized and unrealized gain (loss) on investments....        0.01               0.09
                                                                ------             ------
 Total from investment operations.........................        0.37               0.20
                                                                ------             ------
Dividends and distributions
Dividends from net investment income......................       (0.49)             (0.11)
Distributions from capital gains..........................       (0.01)             (0.01)
                                                                ------             ------
 Total dividends and distributions........................       (0.50)             (0.12)
                                                                ------             ------
Net asset value at end of year............................      $10.73             $10.86
                                                                ------             ------
TOTAL RETURN:.............................................        3.46%              2.00%**
RATIOS/SUPPLEMENTAL DATA:.................................
Net assets at end of year (000's omitted).................      $  108             $   19
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York...............................................        0.60%              0.58%***
 Expenses, prior to waiver from The Bank of
   New York...............................................        0.84%              0.91%***
 Net investment income, net of waiver from The Bank of New
   York...................................................        3.38%              4.05%***
Portfolio turnover rate...................................         131%               149%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of twenty separate series. The six series presented in these financial statements consist of the BNY Hamilton Fixed Income Funds and include the BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton High Yield Fund, (the "High Yield Fund"), and BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All the Funds consist of two classes of shares: Institutional Shares and Investor Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) Security Valuations

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less in all Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly.


(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of discount and premiums, is accrued daily.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Intermediate Tax-Exempt Fund.       .50%
                 Intermediate New York Tax-
                  Exempt Fund.................       .50%
                 Intermediate Government Fund.       .50%
                 Intermediate Investment Grade
                  Fund........................       .50%
                 High Yield Fund..............       .60%
                 U.S. Bond Market Index Fund..       .25%

  The High Yield Fund is sub-advised by Seix Investment Advisors (the "Sub-Advisor"). The Sub-Advisor's fee is payable monthly by the Advisor at a rate of 0.45% on the first $100 million of the average daily net assets of the High Yield Fund and at a rate of 0.35% on the average daily net assets in excess of $100 million.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                                 % of Average
                                               Daily Net Assets
                                               ----------------
                 Intermediate Tax-Exempt Fund.       .20%
                 Intermediate New York Tax-
                  Exempt Fund.................       .20%
                 Intermediate Government Fund.       .20%
                 Intermediate Investment Grade
                  Fund........................       .20%
                 High Yield Fund..............       .20%
                 U.S. Bond Market Index Fund..       .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2003 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2003, the Intermediate Tax-Exempt Fund, the Intermediate Government Fund and the Intermediate Investment Grade Fund did not earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                        Institutional Investor
                           Shares      Shares
                        ------------- --------
Intermediate Tax-Exempt
 Fund..................     .79%       1.04%
Intermediate New York
 Tax-Exempt Fund.......     .79%       1.04%
Intermediate Government
 Fund..................     .79%       1.04%
Intermediate Investment
 Grade Fund............     .79%       1.04%
High Yield Fund........     .89%       1.14%
U.S. Bond Market Index
 Fund..................     .35%        .60%

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund. Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                      Date of
                                   Implementation
Name of Fund             Class     of 12b-1 Plan
------------             -----   ------------------
Intermediate Tax-Exempt
 Fund.................. Investor    May 1, 1997
Intermediate New York
 Tax-Exempt Fund....... Investor   April 1, 1997
Intermediate Government
 Fund.................. Investor   April 1, 1997
Intermediate Investment
 Grade Fund............ Investor    May 1, 1997
High Yield Fund........ Investor    May 2, 2003
US Bond Market Index
 Fund.................. Investor September 27, 2002

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

4. Portfolio Securities

  For the year ended December 31, 2003, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                          Intermediate
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........  106,306,417  102,442,686

                      Intermediate New York
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   22,733,842    9,196,150

                          Intermediate
                         Government Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $102,081,284 $104,258,695
All Others.........           --           --

                          Intermediate
                      Investment Grade Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $388,637,942 $399,164,290
All Others.........  134,519,359  133,507,051

                         High Yield Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........  129,676,757   30,138,049

                        U.S. Bond Market
                           Index Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $190,747,921 $169,429,069
All Others.........   20,997,498    9,725,193

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2003 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                        Capital Loss
                        Carryforward Expiration
                        ------------ ----------
Intermediate Government
 Fund..................    44,160       2004
                          390,829       2005
                          261,062       2008
High Yield Fund........   489,580       2011

  During the current fiscal year the Intermediate Government Fund and Intermediate Investment Grade Fund utilized capital loss carryforwards of $617,301 and $3,128,826, respectively, to offset current realized gains.

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Fund indicated incurred and will elect to defer net capital losses noted during 2003. The Intermediate Government Fund will defer post-October losses in the amount of $31,998.

Distribution to Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2003 were as follows:

                                              *Distributions paid from:
                                         -----------------------------------
                                                        Net
                                                       long        Total
                                                       term       taxable
                                          Ordinary    capital  distributions
                                           Income      gains       paid
                                         ----------- --------- -------------
   Intermediate Tax-Exempt Fund......... $       507 5,325,410  $ 5,325,917
   Intermediate New York Tax-Exempt Fund          --   400,577      400,577
   Intermediate Government Fund.........   5,392,550        --    5,392,550
   Intermediate Investment Grade Fund...  20,882,123 5,573,295   26,455,418
   High Yield Fund......................   3,040,386        --    3,040,386
   U.S. Bond Market Index Fund..........   6,853,135   169,488    7,022,623

* The following tax-exempt income distributions were paid by the Intermediate Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund in the amounts of $9,632,021 and $3,115,188, respectively.

Distribution to Shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2002 were as follows:

                                              *Distributions paid from:
                                         -----------------------------------
                                                        Net
                                                       long        Total
                                                       term       taxable
                                          Ordinary    capital  distributions
                                           Income      gains       paid
                                         ----------- --------- -------------
   Intermediate Tax-Exempt Fund......... $     3,904 2,674,331  $ 2,678,235
   Intermediate New York Tax-Exempt Fund       3,537   303,439      306,976
   Intermediate Government Fund.........   5,544,257        --    5,544,257
   Intermediate Investment Grade Fund...  23,638,955        --   23,638,955
   U.S. Bond Market Index Fund..........   3,418,302    31,870    3,450,172

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. The following tax-exempt income distributions were paid by the Intermediate Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund in the amounts of $9,747,672 and $2,726,457, respectively.

  As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                             Accumulated                           Total
                                     Undistributed Undistributed             capital and       Unrealized       accumulated
                                       ordinary      long-term   Accumulated    other        appreciation/       earnings/
                                        income     capital gains  earnings     losses        (depreciation)      (deficit)
                                     ------------- ------------- ----------- -----------  --------------        -----------
Intermediate Tax-Exempt Fund........      $ 72,837       747,718     820,555          --   13,732,612/2/        $14,553,167
Intermediate New York Tax-Exempt
Fund................................            --        35,474      35,474          --    4,701,477/2/          4,736,951
Intermediate Government Fund........            --            --          --    (728,049)      3,125,692/1,2/     2,397,643
Intermediate Investment Grade Fund..       194,458       747,613     942,071          --       1,095,929/1,2/     2,038,000
High Yield Fund.....................            --            --          --    (489,580)      2,776,530/1,2,3/   2,286,950
U.S. Bond Market Index Fund.........            --        11,679      11,679          --       2,408,955/1,2/     2,420,634

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.
/3/The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital from certain investments.

6. Written Option Activity

  At December 31, 2003, there were no outstanding written options.

7. Reclassification Of Capital
Accounts

  At December 31, 2003, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

8. Concentration Of Risk

  The Intermediate New York Tax-Exempt Fund invests substantially all of their respective assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 19% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

         Report of Ernst & Young LLP, Independent Auditors

Shareholders and Trustees
BNY Hamilton Funds

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of BNY Hamilton Funds (comprising, respectively, the Intermediate Tax-Exempt Fund, Intermediate New York Tax-Exempt Fund, Intermediate Government Fund, Intermediate Investment Grade Fund, U.S. Bond Market Index Fund and High Yield Fund) as of December 31, 2003 and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above and audited by us, present fairly, in all material respects, the financial position of each of the Funds referred to above comprising BNY Hamilton Funds at December 31, 2003, and the results of their operations and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                          /s/ Ernst & Young LLP
New York, New York
February 17, 2004

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                             Principal Occupations
    Director         Position                During Past Five Years
    --------         --------                ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 69......... Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, President and Chief Executive Officer,
                                  Industrial Petro-Chemicals, Inc., 1981 to
                                  Present.

James E. Quinn... Director        President, Tiffany & Co., January 2003 to
  Age 52                          Present; Member, Board of Directors, Tiffany
                                  & Co., January 1995 to Present; Vice
                                  Chairman, Tiffany & Co., 1999 to Present;
                                  Executive Vice President, Tiffany & Co.,
                                  March 1992 to 1999.
Karen Osar....... Director        Senior Vice President and Chief Financial
  Age 54                          Officer, Westvaco Corp., 1999 to May 2003;
                                  Vice President & Treasurer, Tenneco Inc.,
                                  January 1994 to 1999; Managing Director of
                                  Corporate Finance Group, J.P. Morgan & Co.,
                                  Inc.; held various other positions at J.P.
                                  Morgan & Co., Inc. from 1975-1994.

                                                      Principal Occupations
      Director            Position                    During Past Five Years
      --------            --------                    ----------------------
Kim Kelly........... Director            Executive Vice President and Chief Financial
  Age 46                                 Officer, Insight Communication, 1990 to
                                         2003; Chief Operating Officer, Insight
                                         Communications, January 1998 to 2003.

John R. Alchin...... Director            Executive Vice President and Treasurer,
  Age 55                                 Comcast Corporation, 1990 to Present.
                                         Managing Director of Toronto Dominion
                                         Bank prior to 1990.

Newton P.S. Merrill. Director            Senior Executive Vice President, The Bank of
  Age 64                                 New York, 1994 to May 2003; Executive Vice
                                         President and Group Executive, Bank of
                                         Boston, 1991-1994.

Kevin Bannon........ President and       Executive Vice President, The Bank of New
  Age 51             Principal Executive York, 1993 to Present.
                     Officer

William J. Tomko.... Vice President      President, BISYS Fund Services, Inc., 1999 to
  Age 44                                 Present.

Michael A. Grunewald Vice President      Manager, Client Services, BISYS Fund Services,
  Age 33                                 Inc., 1993 to Present.

Richard Baxt........ Vice President      Senior Vice President, Client Services, BISYS
  Age 49                                 Fund Services, Inc., 1997 to Present; General
                                         Manager of Investment and Insurance, First
                                         Fidelity Bank; President, First Fidelity Brokers;
                                         President, Citicorp Investment Services.

                                                  Principal Occupations
    Director           Position                   During Past Five Years
    --------           --------                   ----------------------
George E. Roeck. Treasurer and        Vice President, Director of Administration and
  Age 45         Principal Accounting Tax Services, Accounting and Administrative
                 Officer              Services, The Bank of New York, 2003 to
                                      Present; Chief Financial Officer for
                                      Greenbridge Group, 2001 to 2003; Chief
                                      Financial Officer for GSCP, Inc., 1998 to
                                      2000.

Lisa M. Hurley.. Secretary            Executive Vice President, Legal Services, BISYS
  Age 47                              Fund Services, Inc., 1995--Present; Attorney,
                                      private practice, 1990 to 1995.

Alaina V. Metz.. Assistant Secretary  Chief Administrator, Administration Services
  Age 36                              of BISYS Fund Services, Inc., June 1995 to
                                      Present; Supervisor of Mutual Fund Legal
                                      Department, Alliance Capital Management,
                                      May 1989 to June 1995.

Kim R. Grundfast Assistant Secretary  Assistant Counsel, Legal Services of BISYS
  Age 31                              Fund Services, Inc., 2002 to Present; Attorney,
                                      private practice, 2000 to 2002; Senior Judicial
                                      Law Clerk, Massachusetts Superior Court,
                                      1998 to 2000.

The Funds' Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                                 12/03 BNY-0368

[LOGO] BNY
HAMILTON

                                 ANNUAL REPORT

                               DECEMBER 31, 2003

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK


   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   SMALL CAP GROWTH FUND

   MULTI-CAP EQUITY FUND

   EQUITY INCOME FUND

   INTERNATIONAL EQUITY FUND

   S&P 500 INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the twelve months ended December 31, 2003. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year, and the strategies they are pursuing in an effort to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

In the early months of 2003, the overall tone of the economy and the markets was lackluster. The domestic economy showed little sign of slipping backward or of surging forward. Also, as it became increasingly clear that the U.S. was headed for battle in Iraq, uncertainty about the war's ultimate outcome put a damper on the economy and the equity markets. In the second quarter, however, swift success in Iraq along with emerging signs of economic recovery helped to improve investor sentiment and drive the equity markets forward.

The year's second half offered investors stronger evidence of economic recovery. While employment data at times were not entirely encouraging, figures for economic growth were surprisingly solid, and corporate earnings in many cases outpaced expectations. Consumer spending continued to be strong, supported by continued low interest rates and substantial tax cuts. There were also indications of a long-awaited uptick in corporate capital spending. All major sectors of the equity markets produced positive returns for the year, with the very strongest performance coming from the riskier, highly leveraged, lower-quality stocks that had suffered the most during the long bear market. With their renewed confidence in the resurgent economy, investors were willing to take on more risk, favoring those companies positioned to benefit most from the turnaround. In this environment, small-cap stocks outperformed larger company stocks, and the Technology sector provided the strongest returns. For the year, the S&P 500(R) Index of large-capitalization U.S. stocks returned 28.69%.

Global equity markets generally followed the pattern seen in the U.S. Worries about impending U.S. action in Iraq, other geopolitical issues, and economic sluggishness all contributed to stock-market declines early in the year. But the coalition success in Iraq, interest-rate cuts from the European Central Bank, and data pointing to economic improvement in many countries gave investors confidence in a variety of international markets. As in the U.S., the positive results came as welcome relief after years of a bear market.

Throughout the year, the U.S. dollar lost value relative to major foreign currencies, including the Euro, British Pound, and--in the year's second half--Japanese Yen. The dollar's depreciation benefited U.S. investors in more than one way. It reduced the cost of goods exported from the U.S., helping to improve sales and the bottom lines of multinational corporations. In addition, the dollar's slide benefited the returns of U.S. based individuals investing abroad. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned 39.17%.

With respect to the fixed-income markets, the largest single trend was the Federal Reserve's continued commitment to stimulating the economy with low short-term interest rates. The Federal Reserve held the federal funds target rate at 1.25% for most of the first half of the year, while voicing concerns about the possibility of deflation. By the time of the June meeting, many market observers expected the Federal Reserve to cut its target rate by half a percentage point. The cut did come, but it was just a quarter of a percentage point. While this smaller-than-expected reduction was surprising to some and sparked a period of volatility in the fixed-income markets, it did bring the federal funds target rate down to a 50-year low level of 1.00%. The consensus developed that this cut was very likely the last one the Federal Reserve would make in this cycle, and indeed no further cuts were made through the end of the year.

All major fixed-income sectors posted positive returns for the year, but as was true in the equity markets, lower-quality areas of the market performed much more strongly than their higher-quality counterparts. This was the result not only of investors' greater confidence in the state of the economy, but also of their desire for higher-yielding securities in the persistent low interest-rate environment. "Spread" sector bonds--mortgage-backed, asset-backed, and corporate bonds--outperformed Treasury securities for the year.

Within the corporate sector, non-investment grade bonds rebounded strongly after a painful 2002. These high-yield bonds outperformed investment-grade corporates--and within the high-yield sector, lower-rated bonds offered stronger performance than those at the higher non-investment grade credit tiers. In all, this represented a dramatic turnaround in the corporate sector.

Solid signs of economic growth are now evident, but there are still some grounds for caution. Consumer spending remains strong, and low interest rates could help to keep it at healthy levels for some time to come. Some concerns are emerging, however, about consumer borrowing levels and whether spending can remain at healthy levels if rates do begin to rise. Corporate capital spending has not yet staged a full recovery, and hiring is still very sluggish. Solid rebounds in both of these areas are still needed to drive the economy further upward. And while geopolitical turmoil has eased, many tensions remain to be addressed. Also, the potential for terrorism, while lessened, is far from being eradicated.

On balance, however, we see many indications that 2004 could be another strong year for the economy and for U.S. corporations. Earnings reports in a variety of sectors are improving, in many cases exceeding expectations. If this pattern continues, companies should become more willing to expand their capital spending and to begin adding workers to their payrolls. Historically, years in which there is a Presidential election have been good ones for both the economy and the markets, as candidates and office-holders alike offer new initiatives to appeal to voters. At this point, 2004 appears likely to us to be no exception.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach in an effort to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you work towards your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,

      /s/ Kevin J. Bannon
Kevin J. Bannon

Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers.............................................. Page  5

BNY Hamilton Large Cap Growth Fund
 Schedule of Investments.........................................      24
 Statement of Assets and Liabilities.............................      27
 Statement of Operations.........................................      27
 Statements of Changes in Net Assets.............................      28
 Financial Highlights............................................      29

BNY Hamilton Large Cap Value Fund
 Schedule of Investments.........................................      31
 Statement of Assets and Liabilities.............................      34
 Statement of Operations.........................................      34
 Statements of Changes in Net Assets.............................      35
 Financial Highlights............................................      36

BNY Hamilton Small Cap Growth Fund
 Schedule of Investments.........................................      38
 Statement of Assets and Liabilities.............................      43
 Statement of Operations.........................................      43
 Statements of Changes in Net Assets.............................      44
 Financial Highlights............................................      45

BNY Hamilton Multi-Cap Equity Fund
 Schedule of Investments.........................................      47
 Statement of Assets and Liabilities.............................      49
 Statement of Operations.........................................      49
 Statements of Changes in Net Assets.............................      50
 Financial Highlights............................................      51

BNY Hamilton Equity Income Fund
 Schedule of Investments......................................... Page 52
 Statement of Assets and Liabilities.............................      56
 Statement of Operations.........................................      56
 Statements of Changes in Net Assets.............................      57
 Financial Highlights............................................      58

BNY Hamilton International Equity Fund
 Schedule of Investments.........................................      60
 Industry Diversification........................................      65
 Statement of Assets and Liabilities.............................      66
 Statement of Operations.........................................      66
 Statements of Changes in Net Assets.............................      67
 Financial Highlights............................................      68

BNY Hamilton S&P 500 Index Fund
 Schedule of Investments.........................................      70
 Statement of Assets and Liabilities.............................      83
 Statement of Operations.........................................      83
 Statements of Changes in Net Assets.............................      84
 Financial Highlights............................................      85

Notes to Financial Statements....................................      87
Report of Ernst & Young, LLP Independent Auditors................      98
Directors and Officers...........................................      99

BNY Hamilton Large Cap Growth Fund

An Interview with Co-Portfolio Managers, Charles Goodfellow, Managing Director, and DeAnne Steele, CFA

Q: What factors influenced the investment environment for large-cap stocks during 2003?
A: Optimism about a recovery in the economy and corporate earnings led the Dow
   Jones Industrial Average and the Standard and Poor's 500(R) Index to gain more than 28% over the year, and the Nasdaq to rally by more than 50%. Economic output and productivity continued to exceed expectations. This environment supported higher corporate profits, leading companies to expand their capital spending and hiring activity. Consumer spending and the housing market both remained robust, supported by continued accommodation from the Federal Reserve as well as new tax cuts from Congress.

Q: Given this context, how did the Fund perform?
A: The Fund returned 22.99% for Institutional Class Shares and 22.72% for
   Investor Class Shares/1/ for the year ended December 31, 2003. For the same period, the S&P 500(R) Index/2/ returned 28.69%.

Q: What strategies accounted for the Fund's performance?/3/
A: We had anticipated a moderate level of growth in the economy. In keeping with that outlook, we focused the Fund on high-quality companies with strong earnings and balance sheets. The economy accelerated rapidly in the second half of the year, however. As a result, investors were willing to take on higher levels of risk and focused more on companies' revenue growth than their earnings growth and quality. This trend led stocks of smaller-capitalization and lower-quality companies to outperform. The Fund's position in these companies was quite limited, contributing to our underperformance for the period.

Q: Which of the Fund's holdings were the best performers?/3/
A: Our best-performing stocks for the year were in the Technology sector, which benefited from investors' renewed confidence in an improvement in capital spending. Corning was our single best performer, rising by more than 200% for the year. Intel was the largest contributor to performance; one of our largest holdings, it rose by more than 100% in 2003.

Q: How did the portfolio's composition change during the year?/3/
A: As it became clear that the economy was recovering strongly and that investors were willing to take on more risk, we increased the Fund's exposure to higher-growth, higher volatility stocks in such areas as Industrials, Retail, Media, and Technology. For the same reason, we reduced the Fund's level of investment in more conservative areas of the market, such as Consumer Staples, Energy, and Healthcare. We did, however, keep our weightings in these sectors at or above our benchmark levels.

Q: What is your strategic outlook for the year ahead?
A: We believe GDP growth should increase in 2004, and also anticipate that inflation will remain under control at less than 2%. Interest rates may drift upward, but only to a moderate degree. Companies should continue to benefit from the strengthening economy, supporting corporate profit growth at a robust rate for the year. This would provide incentive for companies to increase their levels of capital spending and hiring. We believe this scenario should favor larger-capitalization companies with the qualities we seek out for the portfolio: strong and sustainable earnings, and healthy balance sheets.

                    Institutional Shares           Investor Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..    22.99%        22.99%        22.72%        22.72%
        5 Years.    -4.21%        -0.86%        -5.20%        -1.06%
        10 Years   149.22%         9.56%       145.59%         9.40%

                                    [CHART]
                BNY Hamilton
            Large Cap Growth Fund
            Institutional Shares   S&P 500/R/ Index
            ---------------------  ----------------
12/31/93         $10,000                $10,000
12/31/94           9,803                 10,132
12/31/95          12,910                 13,928
12/31/96          16,031                 17,137
12/31/97          21,034                 22,858
12/31/98          26,017                 29,390
12/31/99          35,676                 35,571
12/31/00          34,967                 32,331
12/31/01          26,405                 28,490
12/31/02          20,262                 22,194
12/31/03          24,922                 28,561

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton Large Cap Growth Fund from 12/31/93 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

1 Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be higher or lower. The investment returns and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. To obtain more information, please visit www.bnyhamiltonfds.com. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual total return for the 3 year, 5 year and 10 year periods would have been lower.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton Large Cap Value Fund

An Interview with William McClean and George Baker, Managing Directors and Co-Portfolio Managers

Q: What factors influenced the investment environment for large-cap value stocks during 2003?
A: The U.S. economy gained traction over the year, with real growth in the gross domestic product measured at its best levels in three years. With interest rates across all maturities at near-record lows, investors were willing once again to carefully consider what had become an oversold equity market. As important macroeconomic data and corporate earnings reports all pointed to improving demand in the broad economy, stock prices responded positively. The aggressive actions in the form of low interest rates from the Federal Reserve and tax cuts from the President and Congress helped to support higher spending from both consumers and corporations. Companies whose operations are most sensitive to changes in the economic landscape especially benefited from this increased activity.

Q: Given this context, how did the Fund perform?
A: The Fund returned 28.72% for Institutional Shares and 28.43% for Investor
   Class Shares/1/ for the year ended December 31, 2003. This performance was in line with that of the broad-based S&P 500(R) Index/2/, which returned 28.69% for the same period.

Q: What factors accounted for the Fund's performance during the year?/3/
A: Strong individual stock selection played an important role in the Fund's performance over the year. Broad diversification allowed the Fund to fully participate in an equity rally that spanned virtually every sector of the market. Smaller-capitalization stocks generally produced better returns than larger-cap stocks for the year. Within the large cap sector, however, value stocks attracted significant investor interest because of improving operating fundamentals among economically sensitive industries and companies.

Q: Which stocks performed well for the Fund?/3/
A: The Fund's best-performing holdings were spread across a broad range of industry groups. In banking, Fleet Boston Financial responded well to a friendly merger that reflected consolidation taking place throughout the industry. In materials, Florida Rock Industries, a producer of aggregates, cement, concrete, ready mix and other construction materials, benefited from robust construction activity. Eaton Corp., United Technologies, and Honeywell from the Manufacturing sector all rose due to improved demand and pricing. Retailer Tiffany & Co. benefited from strong demand for luxury goods. In the Transportation sector, Canada-based CP Ships and Canadian Pacific Railway both benefited from improved domestic and international trade flows. Technology giants Intel and Texas Instruments both felt the early results of renewed demand for personal computers and mobile phones.

Q: How did the portfolio's composition change over the year?/3/
A: The Fund experienced significant inflows of new cash over the year, allowing us to increase the number of holdings in the portfolio. In an environment of significant equity appreciation, we carefully screened our holdings, reducing or selling our positions in those stocks whose valuations (as measured by price/earnings or price/cash flow) rose beyond our target levels. This specifically caused us to sell our position in Agilent Technologies, and to reduce our exposure to Intel and Texas Instruments.

   We used the proceeds from such sales as well as new cash flows to expand our holdings in Retailing, Manufacturing, and Utilities, all areas we believe could perform well in the coming year. These changes to the portfolio reduced the Fund's average price/earnings ratio, and raised its overall dividend yield.

   To improve the Fund's focus, we reduced our holdings among companies whose market capitalizations were below our self-imposed capitalization floors.

Q: What is your strategic outlook for the year?
A: Our outlook for the year ahead is generally positive. We believe that interest rates may rise. Because higher rates can be an indicator of improving demand in the economy, we do not believe mildly rising rates are necessarily negative for the equity markets. Economic activity should increase over the year, with an improved employment picture following in time. After a year of strong appreciation, it would be difficult to describe the equity markets as cheap today. Nonetheless, we believe that if corporate earnings continue to improve, investors could invest still more in common stocks. In this environment, we have confidence that strong operating performance among small- and large-cap companies alike should be rewarded.

                        Institutional Shares           Investor Shares
                     --------------------------- ---------------------------
                      Cumulative  Average Annual  Cumulative  Average Annual
         Period      Total Return  Total Return  Total Return  Total Return
         ------      ------------ -------------- ------------ --------------
    1 Year..........    28.72%        28.72%        28.43%        28.43%
    3 Years.........     6.31%         2.06%         N/A           N/A
    Since Inception
      (Inst-4/28/00,
      Inv-5/30/02)..     4.37%         1.17%        11.76%         7.24%

                                    [CHART]

                   BNY Hamilton
               Large Cap Value Fund
           Institutional Shares $10,437    S&P 500/R/ Index $7,848
           ----------------------------    -----------------------
 4/28/00            $10,000                        $10,000
 6/30/00              9,679                          9,734
 9/30/00              9,937                          9,640
12/31/00              9,817                          8,885
 3/31/01              9,371                          7,831
 6/30/01              9,600                          8,289
 9/30/01              8,012                          7,072
12/31/01              9,143                          7,829
 3/31/02              9,708                          7,851
 6/30/02              8,875                          6,799
 9/30/02              7,438                          5,624
12/31/02              8,108                          6,098
 3/31/03              7,972                          5,906
 6/30/03              9,041                          6,816
 9/30/03              9,203                          6,996
12/31/03             10,437                          7,848

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton Large Cap Value Fund from 4/28/00 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

1 Total return figures include change in share price, reinvestment of dividends and capital gains. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain more current performance information, please visit www.bnyhamiltonfds.com. The Advisor has voluntarily agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton Small Cap Growth Fund*

An Interview with John Lui, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for small-cap stocks during 2003?
A: In the first quarter of the year, the equity markets were dominated by fear, and performed weakly. Investors grew increasingly wary about the health of the economy, given lackluster data, and also were nervous about the buildup toward the war with Iraq. In the second quarter, however, this trend reversed. The Iraq war effort proceeded quickly and successfully, and many first-quarter earnings reports came in ahead of targets. This gave investors greater confidence in the potential for economic recovery, and increased their willingness to assume investment risk. The equity markets enjoyed a strong rebound.

   In the second half of the year, there were signs that investors' increased confidence was well-founded, as economic data indicated that a meaningful recovery was emerging. Equities therefore continued their strong rally through the end of the year, with small-cap stocks outperforming their larger-capitalization counterparts. Lower-quality companies--those with weaker earnings and higher levels of debt--outperformed for 2003 overall. As the year progressed, however, there were signs that investors were beginning to give greater consideration to company fundamentals. The returns of the growth and value investment styles were quite close for the year as a whole; among the Russell 2000 stocks, the growth style slightly outperformed.

Q: Given this context, how did the Fund perform?
A: For the twelve months ended December 31, 2003, the Fund returned 37.73% for Institutional Class Shares and 37.37% for Investor Class Shares/1/, versus a 47.25% return for the Russell 2000 Index/2/ over the same period.

Q: What factors accounted for the Fund's performance during the period?/3/
A: We continued to prefer higher-quality companies for the portfolio. In a year that saw investors favor lower-quality, higher-risk companies, this was a significant factor in our underperformance. We look for stocks with relative earnings strength in pursuit of above-average growth over the course of a corporate profit cycle. We remain confident that stocks with these characteristics can produce superior returns over time, but this year they lagged behind more speculative, lower-quality issues.

   Our underweighting in Technology stocks also contributed to our underperformance, as these stocks were among the very best performers of the year. Our positioning in this sector largely reflected our bias toward higher-quality, less debt-laden companies.

Q: How did the portfolio's composition change over the period?/3/
A: Over the year, we did not make any sweeping changes to the portfolio, continuing to favor those companies that are positioned to benefit from the economic recovery. One change we have made has been a response to the easing up of the capital markets, which has made it possible for more companies to get financing to fund their growth. During the credit crunch of the past few years, many small companies--even those with good business models--found it difficult or impossible to tap into the capital markets. This hindered these companies' growth prospects, and also increased the risk they posed as investments.

   The improving economy has helped to restore these companies' access to the capital markets as an avenue of financing. This presents new opportunities for growth and may reduce the potential risks of investing these companies. We are therefore reconsidering many of these companies, looking for those that have strong fundamentals, good business plans, and--at last--the capital it takes to act on them.

Q: What is your strategic outlook going forward?
A: We are positive on the outlook for small-company stocks in the coming year.
   The growth of these companies is very often driven by the launching of new products and services--and with greater financing available to help fund development, smaller companies are once again in a position to bring their innovations to market. Although some observers believe larger companies are due to outperform in the coming year, after lagging in 2003, we believe that relief from the long-lived credit crunch should be of particular benefit to smaller companies, and allow them to enjoy continued strength.

   Given that many new investment opportunities that are consistent with our higher-quality investment criteria could emerge, portfolio turnover may increase somewhat during the year. We will continue to carefully investigate the companies we consider for the portfolio, seeking out those that have done the best job of positioning themselves to take advantage of the newly favorable environment.

                    Institutional Shares           Investor Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..    37.73%        37.73%        37.37%        37.37%
        5 Years.    84.19%        12.99%        82.87%        12.83%
        10 Years   240.51%        13.04%       237.54%        12.94%

                                    [CHART]

                 BNY Hamilton
             Small Cap Growth Fund
              nstitutional Shares   Russell 2000 Index
             ---------------------  ------------------
12/31/93           $10,000                $10,000
12/31/94             9,967                  9,817
12/31/95            12,052                 12,610
12/31/96            15,664                 14,692
12/31/97            17,135                 17,979
12/31/98            18,487                 17,520
12/31/99            36,459                 21,244
12/31/00            35,946                 20,600
12/31/01            31,744                 19,243
12/31/02            24,724                 15,302
12/31/03            34,051                 22,532

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton Small Cap Growth Fund from 12/31/93 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

* SMALL-CAPITALIZATION FUNDS TYPICALLY CARRY ADDITIONAL RISKS, SINCE SMALLER COMPANIES HISTORICALLY HAVE EXPERIENCED A GREATER DEGREE OF MARKET VOLATILITY.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return for the 5 year and 10 year periods would have been lower.
2 The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings subject to change.

BNY Hamilton Multi-Cap Equity Fund

An Interview with Portfolio Manager Edward B. White, CFA

Q: What factors influenced the investment environment for stocks during 2003?
A: Results for almost all stocks were strong in 2003. The year started on a slow note, as the economy and equity markets were both dampened by uncertainty about the impending war with Iraq. In the wake of the military's success, these concerns eased, and the equity markets began to rebound.

   As the economic recovery that began in the first half of the year accelerated in the second, investors gained new confidence. This led them not just to return to the equity markets, but also to favor riskier, smaller-capitalization stocks over more-conservative large caps.

Q: Given this context, how did the Fund perform during this period?
A: The Fund returned 31.50% for Investor Class Shares/1/ for the twelve months ended December 31, 2003. For the same period, the S&P 500(R) Index/2/ returned 28.69%.

Q: What factors accounted for the Fund's performance during the period?/3/
A: Over the year, there was a significant rebound among certain stocks that had been the subject of the greatest skepticism in 2002. As confidence in the vigor of the economic recovery grew, stocks whose prices had been beaten down to very low levels saw their values rise sharply, particularly in the second half of the year.

   Our investments in small- and mid-cap stocks helped to fuel the Fund's outperformance relative to our benchmark during the year. That said, we invested in these companies not because of short-term market trends. Rather, our investment decisions are based on our view of the strength of the businesses of the companies we follow. In large part, the price appreciation among stocks in our portfolio reflects the market's recognition of the fundamental qualities of the companies we hold.

Q: Which of the Fund's holdings were the best performers?/3/
A: Three of the Fund's larger holdings that performed well in 2003 were home builder Standard Pacific Corp. (up 96% for the year), power company AES Corp. (up 213%), and credit-card issuer Capital One Financial Corp. (up 106%). Two other, smaller positions that also offered particularly strong performance were power company Texas Genco Holdings, Inc., which rose by 259%, and information technology company iGate Corp., up by 200%.

Q: What changes did you make to the Fund's composition this year?/3/
A: In the first half of the year, we slightly expanded the number of the Fund's holdings. In the process, we added several stocks to the Fund that offer attractive dividend yields, including Caterpillar, AT&T, and Exxon Mobil. We liked many of these even before passage of the legislation that lowered taxes on dividends--and now that the law is in effect, we believe these stocks may rise higher.

   To help manage volatility, we reduced our positions in those stocks where we held higher concentrations, such as Standard Pacific, lumber producer Universal Forest Products, and education provider DeVry.

Q: What is your strategic outlook for the year ahead?
A: Although corporate profits rose in 2003, for the most part higher equity prices reflected expanding price/earnings ratios rather than higher levels of corporate earnings. In 2004, we believe there should be less room for price earnings ratios to expand; earnings will have to rise further to drive significant appreciation in the market. We believe the improving economy should help support such higher earnings.

   We believe the stocks in the Fund are positioned well to benefit from the potential for improved profitability. Also, the portfolio's average price/earnings ratio is currently below that of the S&P 500, suggesting there may be room for further appreciation.

                                     Investor Shares
                               ---------------------------
                                Cumulative  Average Annual
                       Period  Total Return  Total Return
                       ------  ------------ --------------
                      1 Year..    31.50%        31.50%
                      5 Years.    13.42%         2.55%
                      10 Years   161.17%        10.08%

                                    [CHART]

                 BNY Hamilton
            Multi Cap Equity Fund
               Investor Shares     S&P 500/R/ Index
            ---------------------  ----------------
12/31/93          $10,000               $10,000
12/31/94           10,127                10,132
12/31/95           13,929                13,928
12/31/96           17,126                17,137
12/31/97           21,496                22,858
12/31/98           25,296                29,390
12/31/99           33,209                35,571
12/31/00           37,461                32,331
12/31/01           30,113                28,490
12/31/02           21,818                22,194
12/31/03           28,691                28,561

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton Multi-Cap Equity Fund from 12/31/93 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM. The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh & Kotler Funds, for periods after December 9, 1996, and the performance of the predecessor GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The Partnership was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the Partnership had been registered, the Partnership's performance may have been adversely affected.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad US market of large capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings subject to change.

BNY Hamilton Equity Income Fund

An Interview with Irene O'Neill, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for equity income funds during 2003?
A: At the beginning of the year, investors were wary of stocks based on concerns about impending war in Iraq and sluggish economic growth. In the spring, the war in Iraq wound down and signs of an improving economy and better-than-expected corporate earnings emerged. These provided the catalysts to bring investors back to the equity markets and drive stock prices broadly higher.

   During the second half of 2003, stocks continued to rally as record low interest rates and tax cuts fueled consumer spending. Productivity improvements drove gains in corporate earnings as margins expanded, capital spending picked up, and the weak dollar began to stimulate exports. With this recovery as a backdrop, the major stock market indices moved sharply higher through the year.

Q: Given this context, how did the Fund perform?
A: The Fund returned 22.17% for Institutional Class Shares and 21.82% for
   Investor Class Shares/1/ for the twelve months ended December 31, 2003. This compared with a 28.69% return for the broad-based S&P 500(R) Index/2/ over the same period.

Q: What factors accounted for the Fund's performance during the year?/3/
A: Faced with the lowest yields in decades and the prospect of rising corporate earnings, investors developed a renewed appetite for stocks and risk. Speculative small- and mid-cap investments outperformed the large-cap, high-quality companies that this Fund typically emphasizes.

   The best performing sectors for the Fund during the year were Industrials, Financial Services, Technology, and Energy. Industrial companies rose as the cyclical recovery boosted demand for capital goods. The Financial Services sector benefited from the low level of interest rates and an improvement in economic growth. Technology shares reflected the pickup in consumer demand for digital products and signs of a recovery in corporate IT spending. Energy stocks performed well late in the year, based on expectations that higher oil and gas prices would persist for some time.

   The Fund's underperformance was attributable to our emphasis on larger companies in a small-cap driven market, as well as our position in convertible securities and our sector allocations. Even though convertible bonds and preferreds generated positive returns, their defensive characteristics caused them to lag in the strong market rally.

   Also, the Fund's underweighting relative to our benchmark in the strong-performing Technology sector, and our overweighting in defensive Utilities constrained our overall performance.

Q: What stocks performed well for the Fund?/3/
A: Two of the Fund's top-performing holdings, Texas Instruments and Corning, were from the Technology sector. Both companies benefited from the improving outlook for corporate IT spending.

   Within Financial Services, real estate investment trust (REIT) General Growth Properties continued to perform well as a result of its successful mall acquisition strategy. Brokerage Merrill Lynch also outperformed, as the rising stock market increased its expectations for earnings growth. Industrial stock United Technologies also rose strongly on the recovery in capital spending.

Q: How did the portfolio's composition change over the year?/3/
A: During the second half of the year, we began repositioning the Fund away from companies and sectors sensitive to interest-rate shifts, and toward those that are more attuned to an improving economy. Consistent with this strategy, we reduced our position in real estate investment trusts, where valuations had reached historical highs and relative earnings growth became less attractive.

   We also reduced our positions in stocks that were overweighted in the portfolio and whose prices had neared our targets.

   Based on our outlook for continued economic growth, we increased our exposure to cyclical companies in sectors such as Information Technology, Industrials, and Materials.

Q: What is your strategic outlook going forward?
A: We anticipate a positive environment for stocks during 2004. Economic growth should probably settle back to a more sustainable rate, in contrast to its rapid rise in the second half of 2003. Inflation is likely to remain at around 2%, and interest rates on 10-year U.S. Treasuries will probably range between 4% and 5%.

   Continued benefits from last year's tax cuts should support consumer spending in the first half of 2004, and encourage companies to boost their capital expenditures. The pace of global economic growth is generally expected to accelerate, to the benefit of large multinational companies. After surging in 2003, corporate earnings could enter a period of slower, more stable growth. We anticipate that this environment should be favorable to the high-quality, large-cap companies that the Fund emphasizes.

                    Institutional Shares           Investor Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..    22.17%        22.17%        21.82%        21.82%
        5 Years.     4.07%         0.80%         2.76%         0.55%
        10 Years   117.63%         8.09%       113.80%         7.89%

                                    [CHART]

                 BNY Hamilton
              Equity Income Fund
             Institutional Shares  S&P 500/R/ Index
             --------------------  ----------------
12/31/93            $10,000            $10,000
12/31/94              9,742             10,132
12/31/95             12,254             13,928
12/31/96             14,653             17,137
12/31/97             18,477             22,858
12/31/98             20,912             29,390
12/31/99             23,947             35,571
12/31/00             25,519             32,331
12/31/01             21,738             28,490
12/31/02             17,813             22,194
12/31/03             21,763             28,561

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton Equity Income Fund from 12/31/93 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.
4 Investments in REITs are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.
5 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992.

BNY Hamilton International Equity Fund*

An Interview with Lloyd Buchanan and Robert Windsor, Vice Presidents and Co-Portfolio Managers

Q: What factors influenced the investment environment for international stocks during 2003?
A: International markets benefited from the global economic recovery that began to take hold in 2003. A combination of strong local market performance and a decline in the U.S. dollar resulted in very strong performance for the year.

Q: Given this context, how did the Fund perform?
A: The Fund returned 35.13% for Institutional Class Shares and 34.85% for
   Investor Class Shares/1/ for the twelve months ended December 31, 2003. For the same period, the MSCI EAFE Index/2/ returned 39.17%.

Q: What factors accounted for the Fund's performance during the period?
A: In the first half of the year, we moved the Fund into a more index-like strategy, investing exclusively in American Depositary Receipts. This helped to reduce the costs of operating the Fund (which is positive for total returns), and caused the Fund's performance to more closely track that of the MSCI EAFE index.

Q: Which of the Fund's holdings were the strongest performers?/3/
A: With the shift to a more index-like approach, we are not actively choosing to overweight or underweight specific stocks. However, among the stronger performing companies in the portfolio were Japan-based insurers Mitsui Sumitomo and Millea Holdings, Australia's Newcrest Mining, and Hong Kong developer Sun Hung Kai Properties.

Q: What factors accounted for the Fund's performance during the period?/3/
A: Over most of the year, the U.S. dollar significantly weakened relative to most major foreign currencies, a situation that is positive for U.S.-based investors in foreign equities. Beginning April 1st, we restructured the portfolio in an effort to reduce volatility and improve cost-efficiency. These changes impacted the Fund's performance in the second half of the year.

Q: How did the portfolio's composition change over the past year?/3/
A: As part of the Fund's change to a more index-like strategy, it now invests exclusively in American Depositary Receipts (ADRs), securities that represent shares of foreign-based companies but are traded on U.S. exchanges. ADRs can be less costly to hold than foreign stocks, and over time, we have found that ADRs have outperformed their non-ADR counterparts.

   The MSCI EAFE Index contains about 1,000 stocks, but only 400 of these are traded as ADRs. Using a proprietary mathematical formula to construct the portfolio, we seek to hold about 200 of the available ADRs represented in the Index, striving to keep our overall country exposure and sector allocations in line with the Index's. This approach has resulted in greater concentration in the portfolio.

   The transition to this new strategy involved significant trading activity--with associated costs--in the first half of the year. Over the long term, however, we believe this approach will help to keep turnover and transaction costs low.

Q: What is your strategic outlook going forward?
A: Our restructuring of the portfolio in the first half of the year should allow the Fund to realize further cost savings and improved efficiency, while providing international diversification. We will continue to work to replicate the investment composition, risk profile, and performance of the MSCI EAFE Index, and thus do not intend to make major, active changes to the portfolio in anticipation of, or response to, market trends.

                       Institutional Shares           Investor Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........    35.13%        35.13%        34.85%        34.85%
    5 Years........   -13.01%        -2.75%       -13.92%        -2.95%
    Since Inception
      (4/1/97).....    12.37%         1.74%        10.68%         1.51%

                                    [CHART]

                     BNY Hamilton
              International Equity Fund
             Institutional Shares $11,237  MSCI EAFE Index $13,016
             ----------------------------  -----------------------
 4/01/97               $10,000                      $10,000
 6/30/97                11,330                       11,119
12/31/97                10,690                       10,464
 6/30/98                12,460                       12,125
12/31/98                12,917                       11,794
 6/30/99                13,278                       12,608
12/31/99                18,530                       16,256
 6/30/00                16,226                       15,614
12/31/00                14,085                       13,987
 6/30/01                11,921                       11,973
12/31/01                10,535                       11,021
 6/30/02                 9,994                       10,869
12/31/02                 8,316                        9,295
 6/30/03                 8,969                       11,114
12/31/03                11,237                       13,016

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton International Equity Fund from 4/01/97 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

*  INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILITY.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM. The advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return for the 5 year and since inception periods would have been lower. The inception date for BNY Hamilton International Equity Fund (Institutional Shares) was 4/1/97.
2 The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton S&P 500 Index Fund*

An Interview with Kurt Zyla, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for large-cap stocks during the first half of 2003?
A: The equity markets have experienced strong returns since reaching a bottom in October 2002. One of the factors driving strong returns in 2003 was the revival of expectations for higher corporate earnings. Second, the uncertainties created by the events of September 11 have dissipated, boosting consumer and investor confidence. Third, investors were willing to take on more risk and step back into the stock market. This year marks the first time since 1999 that equities have finished the year with positive returns.

Q: Given this context, how did the Fund perform?/3/
   The Fund closely tracked the risk and return characteristics of its benchmark, returning 28.17% for Institutional Class Shares and 27.90% for Investor Class Shares/1/ for the year ended December 31, 2003. This compares with a 28.69% return for the S&P 500(R) Index/2/ over the same period.

Q: How did the portfolio's composition change over the period?/3/
   There were nine additions--and nine corresponding deletions--to the S&P 500(R) Index during 2003.

         Additions                             Deletions
         ---------                             ---------
         Biogen IDEC                           Biogen Inc.
         Express Scripts                       Quintiles Transnational
         Medco Health Solutions Inc.           McDermott International
         ProLogis                              Mirant Corp
         Federated Investors Inc.              Pharmacia Corp.
         Symantec Corp.                        Household International
         McCormick & Company                   Healthsouth Corp.
         Apartment Investment & Management Co. AMR Corp.
         AutoNation Inc.                       Rational Software

Q: What is your strategic outlook going forward?
A: Consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index. That said, we believe equities in 2004 should continue to benefit--though to a lesser degree--from the same factors that elevated their returns in 2003.

                        Institutional Shares           Investor Shares
                     --------------------------- ---------------------------
                      Cumulative  Average Annual  Cumulative  Average Annual
         Period      Total Return  Total Return  Total Return  Total Return
         ------      ------------ -------------- ------------ --------------
    1 Year..........    28.17%        28.17%        27.90%        27.90%
    3 Years.........   -12.95%        -4.52%         N/A           N/A
    Since Inception
      (Inst-4/28/00,
      Inv-7/24/02)..   -20.54%        -6.06%        34.06%        22.60%

                                    [CHART]

                   BNY Hamilton
                S&P 500 Index Fund
           Institutional Shares $7,946  S&P 500/R/ Index $7,848
           ---------------------------  -----------------------
 4/28/00             $10,000                  $10,000
 6/30/00              10,041                    9,734
 9/30/00               9,951                    9,640
12/31/00               9,128                    8,885
 3/31/01               8,030                    7,831
 6/30/01               8,493                    8,289
 9/30/01               7,241                    7,072
12/31/01               7,992                    7,829
 3/31/02               8,010                    7,851
 6/30/02               6,942                    6,799
 9/30/02               5,723                    5,624
12/31/02               6,199                    6,098
 3/31/03               6,003                    5,906
 6/30/03               6,922                    6,816
 9/30/03               7,091                    6,996
12/31/03               7,946                    7,848

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton S&P 500 Index Fund from 4/28/00 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

* THE PERFORMANCE OF THE FUND IS EXPECTED TO BE LOWER THAN THAT OF THE S&P 500(R) INDEX BECAUSE OF FUND FEES AND EXPENSES. SECURITIES IN WHICH THE FUND WILL INVEST MAY INVOLVE SUBSTANTIAL RISK AND MAY BE SUBJECT TO SUDDEN AND SEVERE PRICE DECLINES.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM. The Advisor has voluntarily agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings subject to change.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         December 31, 2003

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--95.8%
          Advertising and Marketing Services--2.2%
  93,900  Omnicom Group, Inc......... $ 8,200,287
                                      -----------
          Aerospace and Defense--2.3%
  88,200  United Technologies
          Corp.......................   8,358,714
                                      -----------
          Banking and Finance--3.4%
 117,200  Washington Mutual, Inc.....   4,702,064
 128,932  Wells Fargo & Co...........   7,592,805
                                      -----------
                                       12,294,869
                                      -----------
          Beverages, Food and Tobacco--3.0%
 112,000  PepsiCo, Inc...............   5,221,440
 114,467  The Coca-Cola Co...........   5,809,200
                                      -----------
                                       11,030,640
                                      -----------
          Biosciences--2.0%
 116,304  Amgen, Inc.*...............   7,187,587
                                      -----------
          Building and Building Products--1.9%
 197,000  The Home Depot, Inc........   6,991,530
                                      -----------
          Chemicals--2.5%
 200,146  duPont (E.I.) de Nemours &
          Co.........................   9,184,700
                                      -----------
          Commercial Services--2.6%
 342,200  ARAMARK Corp.,
          Class B....................   9,383,124
                                      -----------
          Communications, Media and
          Entertainment--3.2%
  86,000  Clear Channel
          Communications, Inc.*......   4,027,380
 242,600  Comcast Corp.- Special
          Class A*...................   7,588,528
                                      -----------
                                       11,615,908
                                      -----------

Number of
 Shares                               Value
---------                          -----------
          Common Stocks (Continued)
          Computers--Micro--5.5%
  59,800  CDW Corp................ $ 3,454,048
  97,600  Dell Computer Corp.*....   3,314,496
 183,320  Hewlett-Packard Co......   4,210,860
  97,500  International Business
          Machines Corp. (IBM)....   9,036,300
                                   -----------
                                    20,015,704
                                   -----------
          Computers--Software and
          Peripherals--5.7%
 408,720  Cisco Systems, Inc.*....   9,927,809
 394,592  Microsoft Corp..........  10,867,063
                                   -----------
                                    20,794,872
                                   -----------
          Conglomerates--3.0%
 359,938  General Electric Co.....  11,150,879
                                   -----------
          Containers and Packaging--2.0%
 136,700  Sealed Air Corp.*.......   7,400,938
                                   -----------
          Data Processing Systems--2.1%
 186,800  First Data Corp.........   7,675,612
                                   -----------
          Electronic Equipment and
          Components--5.4%
 236,000  Applied Materials, Inc.*   5,298,200
 340,104  Intel Corp..............  10,951,349
 115,300  Texas Instruments, Inc..   3,387,514
                                   -----------
                                    19,637,063
                                   -----------
          Financial Services--8.5%
 287,441  Citigroup, Inc..........  13,952,387
  91,725  Fannie Mae..............   6,884,879
 177,100  Morgan Stanley..........  10,248,777
                                   -----------
                                    31,086,043
                                   -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         December 31, 2003

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Health and Medical Facilities--1.1%
  56,000  Quest Diagnostics, Inc.*.. $ 4,094,160
                                     -----------
          Health Care Products and Services--5.8%
 116,500  Abbott Laboratories.......   5,428,900
 166,090  Johnson & Johnson.........   8,580,210
 147,541  Medtronic, Inc............   7,171,968
                                     -----------
                                      21,181,078
                                     -----------
          Household and Personal Care
          Products--3.4%
 121,500  Colgate-Palmolive Co......   6,081,075
  63,738  The Procter & Gamble Co...   6,366,151
                                     -----------
                                      12,447,226
                                     -----------
          Insurance--3.2%
 174,669  American International
          Group, Inc................  11,577,061
                                     -----------
          Internet Services--1.0%
 110,000  InterActiveCorp*..........   3,732,300
                                     -----------
          Oil and Gas--7.6%
 184,600  BP PLC ADR................   9,110,010
 235,350  Exxon Mobil Corp..........   9,649,351
  83,000  Noble Corp.*..............   2,969,740
 112,390  Schlumberger Ltd..........   6,149,981
                                     -----------
                                      27,879,082
                                     -----------
          Pharmaceuticals--4.9%
 122,000  Bristol-Myers Squibb Co...   3,489,200
  80,738  Merck & Co., Inc..........   3,730,096
 302,948  Pfizer, Inc...............  10,703,152
                                     -----------
                                      17,922,448
                                     -----------

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
          Real Estate Investment Trusts--2.6%
 174,000  Duke Realty Corp............ $  5,394,000
 131,000  ProLogis....................    4,203,790
                                       ------------
                                          9,597,790
                                       ------------
          Resorts and Entertainment--1.7%
 270,000  The Walt Disney Co..........    6,299,100
                                       ------------
          Retail--Discount Stores--3.9%
 111,800  Costco Wholesale Corp.*.....    4,156,724
 132,500  Target Corp.................    5,088,000
  97,500  Wal-Mart Stores, Inc........    5,172,375
                                       ------------
                                         14,417,099
                                       ------------
          Retail--Food Stores--1.0%
 206,000  The Kroger Co.*.............    3,813,060
                                       ------------
          Telecommunications--0.8%
 294,000  Corning, Inc.*..............    3,066,420
                                       ------------
          Transportation--2.5%
 124,400  United Parcel Service, Inc.,
          Class B.....................    9,274,020
                                       ------------
          Utilities--Gas and Electric--1.0%
  57,000  Dominion Resources, Inc.....    3,638,310
                                       ------------
          Total Common Stocks
          (Cost $246,070,897).........  350,947,624
                                       ------------
          Exchange Traded Fund--1.1%
  36,000  Standard & Poor's Depositary
          Receipts Trust Series I
          (Cost $3,555,360)...........    4,006,080
                                       ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         December 31, 2003

Number of
 Shares                                       Value
----------                                 ------------
           Money Market Fund--3.0%
10,927,483 ACM Institutional Reserves
           (Prime Portfolio), 0.92% (a)
           (Cost $10,927,483)............. $ 10,927,483
                                           ------------
           Total Investments
           (Cost $260,553,740) (b)--
           99.9%..........................  365,881,187
           Other assets less liabilities--
           0.1%...........................      295,261
                                           ------------
           Net Assets--100.0%............. $366,176,448
                                           ------------

ADRAmerican Depositary Receipt.
*  Non-incoming producing security.
(a)Represents annualized 7 day yield at December 31, 2003.
(b)The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $105,561,298 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $118,449,942 and aggregate gross unrealized depreciation of $12,888,644.

See notes to financial statements.

         BNY Hamilton LARGE CAP GROWTH FUND

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value,
              (Cost $260,553,740)..................... $365,881,187
             Cash.....................................        4,759
             Receivables:
              Dividends...............................      375,590
              Capital stock sold......................      312,975
              Interest................................        8,215
             Other assets.............................       15,246
                                                       ------------
              Total Assets............................  366,597,972
                                                       ------------
           Liabilities:
             Payables:
              Services provided by The Bank of
               New York and Administrator.............      260,639
              Capital stock repurchased...............      108,742
             Accrued expenses and other liabilities...       52,143
                                                       ------------
              Total Liabilities.......................      421,524
                                                       ------------
           Net Assets:................................ $366,176,448
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     38,568
             Paid in capital..........................  288,258,360
             Undistributed net investment income......        9,939
             Accumulated net realized loss on
              investments and written call options....  (27,457,866)
             Net unrealized appreciation on
              investments.............................  105,327,447
                                                       ------------
           Net Assets................................. $366,176,448
                                                       ------------
           Institutional Shares:
             Net assets............................... $348,188,301
                                                       ------------
             Shares outstanding.......................   36,659,841
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       9.50
                                                       ------------
           Investor Shares:
             Net assets............................... $ 17,988,147
                                                       ------------
             Shares outstanding.......................    1,908,531
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       9.43
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

           Investment Income:
             Dividends (net of foreign withholding
              taxes of $31,388)........................ $ 5,377,358
             Interest..................................     133,042
                                                        -----------
              Total Income.............................   5,510,400
                                                        -----------
           Expenses:
             Advisory..................................   1,985,854
             Administration............................     661,951
             Transfer agent............................     131,642
             Accounting services.......................      59,995
             12b-1 fee--Investor Shares................      46,402
             Custodian.................................      45,208
             Audit.....................................      19,857
             Registration and filings..................      19,848
             Reports to shareholders...................      12,162
             Legal.....................................      12,127
             Directors.................................      11,112
             Insurance.................................       6,620
             Cash management...........................       3,945
             Other.....................................       7,756
                                                        -----------
              Total Expenses...........................   3,024,479
                                                        -----------
              Net Investment Income....................   2,485,921
                                                        -----------
           Realized and Unrealized Gain
            (Loss) on Investments and
            Written Call Options:
             Net realized gain (loss) on:
              Investments..............................  (5,623,384)
              Written call options.....................     129,596
                                                        -----------
             Net realized loss on investments and
              written call options.....................  (5,493,788)
                                                        -----------
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments..............................  71,964,807
                                                        -----------
             Net realized and unrealized gain on
              investments and written call options.....  66,471,019
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $68,956,940
                                                        -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statements of Changes in Net Assets

                                                                                          Year Ended December 31,
                                                                                        ---------------------------
                                                                                            2003           2002
                                                                                        ------------  -------------
Operations:
  Net investment income................................................................ $  2,485,921  $   2,469,890
  Net realized loss on investments and written call options............................   (5,493,788)      (392,615)
  Increase (decrease) in unrealized appreciation/depreciation on investments...........   71,964,807    (99,972,695)
                                                                                        ------------  -------------
   Net increase (decrease) in net assets resulting from operations.....................   68,956,940    (97,895,420)
                                                                                        ------------  -------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares...........................   (2,214,965)    (2,339,586)
                         Investor Shares...............................................      (86,484)       (76,634)
                                                                                        ------------  -------------
                                                                                          (2,301,449)    (2,416,220)
                                                                                        ------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares...............................   43,227,015     49,707,487
                     Investor Shares...................................................    5,557,979      6,408,343
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares.......      506,116        553,290
                                    Investor Shares....................................       86,257         76,350
  Value of capital stock repurchased: Institutional Shares.............................  (46,146,307)   (70,913,334)
                      Investor Shares..................................................   (7,849,482)    (2,882,155)
                                                                                        ------------  -------------
  Net decrease in net assets resulting from capital stock transactions.................   (4,618,422)   (17,050,019)
                                                                                        ------------  -------------
   Increase (decrease) in Net Assets...................................................   62,037,069   (117,361,659)
Net Assets:
  Beginning of year....................................................................  304,139,379    421,501,038
                                                                                        ------------  -------------
  End of year (includes undistributed net investment income of $9,939 at
   December 31, 2003 and $2,913 at December 31, 2002).................................. $366,176,448  $ 304,139,379
                                                                                        ------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares....................................................    5,036,747      5,417,225
        Investor Shares................................................................      674,301        732,301
  Shares issued on reinvestment of dividends: Institutional Shares.....................       59,916         63,598
                           Investor Shares.............................................       10,431          8,820
  Shares repurchased: Institutional Shares.............................................   (5,412,606)    (8,063,122)
             Investor Shares...........................................................     (909,966)      (342,435)
                                                                                        ------------  -------------
   Net decrease........................................................................     (541,177)    (2,183,613)
  Shares outstanding, beginning of year................................................   39,109,549     41,293,162
                                                                                        ------------  -------------
  Shares outstanding, end of year......................................................   38,568,372     39,109,549
                                                                                        ------------  -------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Financial Highlights

                                                           Institutional Shares
                                           ---------------------------------------------------
                                                         Year Ended December 31,
                                           ---------------------------------------------------
                                             2003       2002       2001       2000      1999
                                           --------  --------   --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year...... $   7.78  $  10.21   $  13.89   $  16.15   $  12.71
                                           --------  --------   --------   --------   --------
Gain (loss) from investment operations
Net investment income.....................     0.07      0.06       0.05       0.03       0.05
Net realized and unrealized gain (loss) on
  investments.............................     1.71     (2.43)     (3.43)     (0.37)      4.59
                                           --------  --------   --------   --------   --------
 Total from investment operations.........     1.78     (2.37)     (3.38)     (0.34)      4.64
                                           --------  --------   --------   --------   --------
Dividends and distributions
Dividends from net investment income......    (0.06)    (0.06)     (0.06)     (0.03)     (0.05)
Distributions from capital gains..........       --        --      (0.24)     (1.89)     (1.15)
                                           --------  --------   --------   --------   --------
 Total dividends and distributions........    (0.06)    (0.06)     (0.30)     (1.92)     (1.20)
                                           --------  --------   --------   --------   --------
Net asset value at end of year............ $   9.50  $   7.78   $  10.21   $  13.89   $  16.15
                                           --------  --------   --------   --------   --------
TOTAL RETURN:.............................    22.99%   (23.26)%   (24.49)%    (1.99)%    37.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $348,188  $287,666   $403,925   $549,982   $589,285
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York...................     0.90%     0.90%      0.88%      0.86%      0.85%
 Expenses, prior to waiver from
   The Bank of New York...................     0.90%     0.90%      0.88%      0.86%      0.86%
 Net investment income, net of waiver from
   The Bank of New York...................     0.77%     0.70%      0.49%      0.18%      0.36%
Portfolio turnover rate...................       20%       18%        14%        16%        18%

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                                                  Investor Shares
                                                  ----------------------------------------------
                                                              Year Ended December 31,
                                                  ----------------------------------------------
                                                    2003     2002      2001      2000      1999
                                                  -------  -------   -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year............. $  7.72  $ 10.13   $ 13.78   $ 16.05   $ 12.65
                                                  -------  -------   -------   -------   -------
Gain (loss) from investment operations
Net investment income (loss).....................    0.04     0.04      0.03     (0.01)     0.01
Net realized and unrealized gain (loss) on
  investments....................................    1.71    (2.41)    (3.41)    (0.35)     4.57
                                                  -------  -------   -------   -------   -------
 Total from investment operations................    1.75    (2.37)    (3.38)    (0.36)     4.58
                                                  -------  -------   -------   -------   -------
Dividends and distributions
Dividends from net investment income.............   (0.04)   (0.04)    (0.03)    (0.02)    (0.03)
Distributions from capital gains.................      --       --     (0.24)    (1.89)    (1.15)
                                                  -------  -------   -------   -------   -------
 Total dividends and distributions...............   (0.04)   (0.04)    (0.27)    (1.91)    (1.18)
                                                  -------  -------   -------   -------   -------
Net asset value at end of year................... $  9.43  $  7.72   $ 10.13   $ 13.78   $ 16.05
                                                  -------  -------   -------   -------   -------
TOTAL RETURN:....................................   22.72%  (23.45)%  (24.63)%   (2.14)%   36.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)........ $17,988  $16,473   $17,576   $24,744   $18,642
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York..........................    1.15%    1.15%     1.13%     1.11%     1.11%
 Expenses, prior to waiver from
   The Bank of New York..........................    1.15%    1.15%     1.13%     1.11%     1.14%
 Net investment income (loss), net of waiver from
   The Bank of New York..........................    0.51%    0.47%     0.24%    (0.07)%    0.10%
Portfolio turnover rate..........................      20%      18%       14%       16%       18%

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         December 31, 2003

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks--99.2%
          Aerospace and Defense--3.1%
  43,000  United Technologies
          Corp...................... $ 4,075,110
                                     -----------
          Banking and Finance--9.9%
  24,000  Bank of America Corp......   1,930,320
  50,000  Chittenden Corp...........   1,682,000
  75,000  FleetBoston Financial
          Corp......................   3,273,750
 108,000  J.P. Morgan Chase & Co....   3,966,840
  44,000  Wachovia Corp.............   2,049,960
                                     -----------
                                      12,902,870
                                     -----------
          Building Materials--1.3%
  30,000  Florida Rock Industries,
          Inc.......................   1,645,500
                                     -----------
          Chemicals--6.2%
  86,000  duPont (E.I.) de Nemours &
          Co........................   3,946,540
 106,000  Praxair, Inc..............   4,049,200
                                     -----------
                                       7,995,740
                                     -----------
          Computers--Micro--2.9%
  41,000  International Business
          Machines Corp. (IBM)......   3,799,880
                                     -----------
          Computers--Software and
          Peripherals--1.3%
  60,000  Microsoft Corp............   1,652,400
                                     -----------
          Conglomerates--3.2%
 132,000  General Electric Co.......   4,089,360
                                     -----------

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Electronic Equipment and
          Components--2.6%
  60,000  Intel Corp................. $ 1,932,000
  50,000  Texas Instruments, Inc.....   1,469,000
                                      -----------
                                        3,401,000
                                      -----------
          Financial Services--7.8%
  82,000  Citigroup, Inc.............   3,980,280
  52,000  Marsh & McLennan Cos.,
          Inc........................   2,490,280
  66,000  PNC Financial Services
          Group......................   3,612,180
                                      -----------
                                       10,082,740
                                      -----------
          Health Care Products and Services--3.5%
  50,000  Johnson & Johnson..........   2,583,000
  28,500  Zimmer Holdings, Inc.*.....   2,006,400
                                      -----------
                                        4,589,400
                                      -----------
          Hotels and Gaming--1.0%
  47,000  Fairmont Hotels & Resorts,
          Inc........................   1,275,580
                                      -----------
          Household and Personal Care
          Products--0.9%
  32,000  Unilever PLC ADR...........   1,203,200
                                      -----------
          Insurance--6.0%
 102,000  AFLAC, Inc.................   3,690,360
  96,000  The Allstate Corp..........   4,129,920
                                      -----------
                                        7,820,280
                                      -----------
          Machinery and Engineering--5.3%
  26,500  Eaton Corp.................   2,861,470
  60,000  Ingersoll-Rand Co..........   4,072,800
                                      -----------
                                        6,934,270
                                      -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         December 31, 2003

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Manufacturing--7.8%
  37,000  3M Co.................... $ 3,146,110
  72,000  Dover Corp...............   2,862,000
 122,000  Honeywell International,
          Inc......................   4,078,460
                                    -----------
                                     10,086,570
                                    -----------
          Oil and Gas--10.9%
  32,000  ChevronTexaco Corp.......   2,764,480
  50,000  ConocoPhillips...........   3,278,500
  41,000  EnCana Corp..............   1,617,040
  80,000  Grant Prideco, Inc.*.....   1,041,600
  55,000  GulfMark Offshore, Inc.*.     770,000
  44,000  Nabors Industries, Ltd.*.   1,826,000
  30,000  Royal Dutch Petroleum Co.   1,571,700
  35,000  Weatherford International
          Ltd.*....................   1,260,000
                                    -----------
                                     14,129,320
                                    -----------
          Pharmaceuticals--9.0%
 110,000  Bristol-Myers Squibb Co..   3,146,000
  65,221  Medco Health Solutions,
          Inc.*....................   2,216,862
  35,000  Merck & Co., Inc.........   1,617,000
 100,000  Pfizer, Inc..............   3,533,000
  28,000  Wyeth....................   1,188,600
                                    -----------
                                     11,701,462
                                    -----------

Number of
 Shares                               Value
---------                          ------------
          Common Stocks (Continued)
          Retail--Discount Stores--4.3%
  55,000  Costco Wholesale Corp.*. $  2,044,900
  92,000  Target Corp.............    3,532,800
                                   ------------
                                      5,577,700
                                   ------------
          Retail--Specialty Stores--0.9%
  26,500  Tiffany & Co............    1,197,800
                                   ------------
          Telecommunications--3.6%
 170,000  Nokia Corp. ADR.........    2,890,000
  52,000  Verizon Communications,
          Inc.....................    1,824,160
                                   ------------
                                      4,714,160
                                   ------------
          Transportation--4.4%
  45,000  Canadian Pacific Railway
          Ltd.....................    1,266,750
  60,000  CP Ships Ltd............    1,246,200
  46,000  Union Pacific Corp......    3,196,080
                                   ------------
                                      5,709,030
                                   ------------
          Utilities--Gas and Electric--3.3%
  76,000  Duke Energy Corp........    1,554,200
  76,000  KeySpan Corp............    2,796,800
                                   ------------
                                      4,351,000
                                   ------------
          Total Common Stocks
          (Cost $114,878,205).....  128,934,372
                                   ------------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         December 31, 2003

Number of
 Shares                                      Value
---------                                ------------
          Money Market Fund--1.7%
2,221,484 ACM Institutional Reserves
          (Prime Portfolio), 0.92% (a)
          (Cost $2,221,484)............. $  2,221,484
                                         ------------
          Total Investments
          (Cost $117,099,689) (b)--
          100.9%........................  131,155,856
          Liabilities in excess of other
          assets--(0.9%)................   (1,171,012)
                                         ------------
          Net Assets--100.0%............ $129,984,844
                                         ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2003.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31,2003, net unrealized appreciation was $13,947,290 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $15,608,678 and aggregate gross unrealized depreciation of $1,661,388.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value,
              (Cost $117,099,689)..................... $131,155,856
             Cash.....................................        2,699
             Receivables:
              Capital stock sold......................      378,000
              Dividends...............................      153,436
              Interest................................        2,876
             Other assets.............................       13,061
                                                       ------------
              Total Assets............................  131,705,928
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    1,622,898
              Services provided by The Bank of New
               York and Administrator.................       58,902
              Capital stock repurchased...............        6,841
             Accrued expenses and other liabilities...       32,443
                                                       ------------
              Total Liabilities.......................    1,721,084
                                                       ------------
           Net Assets:................................ $129,984,844
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     12,980
             Paid in capital..........................  116,455,496
             Undistributed net investment income......        9,112
             Accumulated net realized loss on
              investments.............................     (548,911)
             Net unrealized appreciation on
              investments.............................   14,056,167
                                                       ------------
           Net Assets................................. $129,984,844
                                                       ------------
           Institutional Shares:
             Net assets............................... $129,317,607
                                                       ------------
             Shares outstanding.......................   12,913,669
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.01
                                                       ------------
           Investor Shares:
             Net assets............................... $    667,237
                                                       ------------
             Shares outstanding.......................       66,520
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.03
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003


          Investment Income:
            Dividends (net of foreign withholding taxes
             of $19,159)................................ $ 1,485,411
            Interest....................................      22,466
                                                         -----------
             Total Income...............................   1,507,877
                                                         -----------
          Expenses:
            Advisory....................................     447,044
            Administration..............................     149,015
            Transfer agent..............................      59,742
            Accounting services.........................      52,499
            Custodian...................................      28,437
            Registration and filings....................      26,957
            Reports to shareholders.....................      15,991
            Audit.......................................      15,412
            Directors...................................      11,023
            Legal.......................................       3,227
            Cash management.............................       1,292
            12b-1 fee--Investor Shares..................         928
            Insurance...................................         716
            Other.......................................       6,119
                                                         -----------
             Total Expenses.............................     818,402
            Fees waived by The Bank of New York
             (Note 3)...................................    (221,382)
                                                         -----------
             Net Expenses...............................     597,020
                                                         -----------
             Net Investment Income......................     910,857
                                                         -----------
          Realized and Unrealized Gain on
           Investments:
            Net realized gain on investments............      98,875
            Increase (decrease) in unrealized
             appreciation/depreciation on
             investments................................  19,827,176
                                                         -----------
            Net realized and unrealized gain on
             investments................................  19,926,051
                                                         -----------
            Net increase in net assets resulting from
             operations................................. $20,836,908
                                                         -----------

See notes to financial statements.

         BNY HAMILTON Large Cap Value Fund

         Statements of Changes in Net Assets

                                                                                         Year Ended December 31,
                                                                                        -------------------------
                                                                                            2003          2002
                                                                                        ------------  -----------
Operations:
  Net investment income................................................................ $    910,857  $   338,508
  Net realized gain (loss) on investments..............................................       98,875     (457,115)
  Increase (decrease) in unrealized appreciation/depreciation on investments...........   19,827,176   (4,344,735)
                                                                                        ------------  -----------
   Net increase (decrease) in net assets resulting from operations.....................   20,836,908   (4,463,342)
                                                                                        ------------  -----------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares...........................     (898,084)    (340,091)
                         Investor Shares...............................................       (3,661)        (482)
                                                                                        ------------  -----------
                                                                                            (901,745)    (340,573)
                                                                                        ------------  -----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares...............................   70,546,404   39,729,417
                     Investor Shares...................................................      500,166      165,400
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares.......      281,494      140,763
                                    Investor Shares....................................        3,659          482
  Value of capital stock repurchased: Institutional Shares.............................   (9,609,356)  (6,227,646)
                      Investor Shares..................................................     (105,343)      (4,795)
                                                                                        ------------  -----------
  Net increase in net assets resulting from capital stock transactions.................   61,617,024   33,803,621
                                                                                        ------------  -----------
   Increase in Net Assets..............................................................   81,552,187   28,999,706
Net Assets:
  Beginning of year....................................................................   48,432,657   19,432,951
                                                                                        ------------  -----------
  End of year (includes undistributed net investment income of $9,112 at December 31,
   2003)............................................................................... $129,984,844  $48,432,657
                                                                                        ------------  -----------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares....................................................    7,845,596    4,722,288
        Investor Shares................................................................       57,481       20,687
  Shares issued on reinvestment of dividends: Institutional Shares.....................       31,032       17,494
                           Investor Shares.............................................          396           63
  Shares repurchased: Institutional Shares.............................................   (1,104,228)    (771,388)
             Investor Shares...........................................................      (11,733)        (374)
                                                                                        ------------  -----------
   Net increase........................................................................    6,818,544    3,988,770
  Shares outstanding, beginning of year................................................    6,161,645    2,172,875
                                                                                        ------------  -----------
  Shares outstanding, end of year......................................................   12,980,189    6,161,645
                                                                                        ------------  -----------


See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Financial Highlights

                                                        Institutional Shares
                                           -------------------------------------------
                                                                          For the Period
                                              Year Ended December 31,     April 28, 2000*
                                           ---------------------------        through
                                             2003      2002      2001    December 31, 2000
                                           --------  -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period.... $   7.86  $  8.94   $  9.71        $10.00
                                           --------  -------   -------        ------
Gain (loss) from investment operations
Net investment income.....................     0.11     0.08      0.11          0.12
Net realized and unrealized gain (loss) on
  investments.............................     2.14    (1.09)    (0.78)        (0.30)
                                           --------  -------   -------        ------
 Total from investment operations.........     2.25    (1.01)    (0.67)        (0.18)
                                           --------  -------   -------        ------
Dividends
Dividends from net investment income......    (0.10)   (0.07)    (0.10)        (0.11)
                                           --------  -------   -------        ------
Net asset value at end of year............ $  10.01  $  7.86   $  8.94        $ 9.71
                                           --------  -------   -------        ------
TOTAL RETURN:.............................    28.72%  (11.31)%   (6.87)%       (1.83)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $129,318  $48,272   $19,433        $4,095
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York...................     0.80%    0.80%     0.80%         0.80%***
 Expenses, prior to waiver from
   The Bank of New York...................     1.10%    1.30%     2.14%         7.75%***
 Net investment income, net of waiver from
   The Bank of New York...................     1.22%    0.96%     1.19%         1.86%***
Portfolio turnover rate...................       12%      10%        2%            2%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                                                 Investor Shares
                                                       -------------------------------
                                                                          For the Period
                                                                           May 31, 2002*
                                                          Year Ended          through
                                                       December 31, 2003 December 31, 2002
                                                       ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period................      $ 7.88            $  9.09
                                                            ------            -------
Gain (loss) from investment operations
Net investment income.................................        0.09               0.04
Net realized and unrealized gain (loss) on investments        2.14              (1.22)
                                                            ------            -------
 Total from investment operations.....................        2.23              (1.18)
                                                            ------            -------
Dividends
Dividends from net investment income..................       (0.08)             (0.03)
                                                            ------            -------
Net asset value at end of year........................      $10.03            $  7.88
                                                            ------            -------
TOTAL RETURN:.........................................       28.43%            (12.98)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).............      $  667            $   161
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....        1.05%              1.05%***
 Expenses, prior to waiver from The Bank of New York..        1.34%              1.50%***
 Net investment income, net of waiver from
   The Bank of New York...............................        0.99%              0.82%***
Portfolio turnover rate...............................          12%                10%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         December 31, 2003

Number of
 Shares                               Value
---------                          -----------
          Common Stocks--94.1%
          Bank Holding Companies--8.8%
  97,500  Boston Private Financial
          Holdings, Inc........... $ 2,421,900
 173,800  Commercial Capital
          Bancorp*................   3,721,058
  35,191  Community Banks, Inc....   1,383,358
  41,400  Dime Community
          Bancshares..............   1,273,464
  46,950  East West Bancorp, Inc..   2,520,276
  57,610  First Sentinel Bancorp,
          Inc.....................   1,213,267
 135,100  Flushing Financial Corp.   2,469,628
 356,350  Greater Bay Bancorp.....  10,148,848
  38,910  PFF Bancorp, Inc........   1,411,655
  21,520  Sun Bancorp, Inc.*......     568,128
 326,700  UCBH Holdings, Inc......  12,731,498
 138,900  Wilmington Trust Corp...   5,000,400
                                   -----------
                                    44,863,480
                                   -----------
          Building and Building Products--0.6%
 215,015  The Shaw Group, Inc.*...   2,928,504
                                   -----------
          Chemicals--1.7%
 180,600  H.B. Fuller Co..........   5,371,044
 160,900  Olin Corp...............   3,227,654
                                   -----------
                                     8,598,698
                                   -----------
          Coal--1.6%
 181,000  Arch Coal, Inc..........   5,641,770
  63,000  Peabody Energy Corp.....   2,627,730
                                   -----------
                                     8,269,500
                                   -----------
          Commercial Services--2.0%
 109,100  Alliance Data Systems
          Corp.*..................   3,019,888

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
  148,475 Forrester Research, Inc.*.. $ 2,653,248
  253,250 Plexus Corp.*..............   4,348,303
                                      -----------
                                       10,021,439
                                      -----------
          Communications, Media and
          Entertainment--1.4%
  211,400 Scholastic Corp.*..........   7,196,056
                                      -----------
          Computer Services--2.1%
  113,600 F5 Networks, Inc.*.........   2,851,360
  115,300 Manhattan Associates,
          Inc.*......................   3,186,892
  338,150 Perot Systems Corp.,
          Class A*...................   4,558,262
                                      -----------
                                       10,596,514
                                      -----------
          Computers--Software and Peripherals--7.7%
  150,500 Activision, Inc.*..........   2,739,100
  175,550 Coherent, Inc.*............   4,178,090
1,015,550 Concurrent Computer
          Corp.*.....................   4,437,953
  142,250 Diebold, Inc...............   7,663,007
  132,310 FileNET Corp.*.............   3,582,955
  123,800 ManTech International
          Corp., Class A*............   3,088,810
  205,650 Manugistics Group, Inc.*...   1,285,313
  235,750 Neoware Systems, Inc.*.....   3,229,775
   97,310 Photon Dynamics, Inc.*.....   3,915,754
  233,200 SeaChange International,
          Inc.*......................   3,591,280
  196,500 Skyworks Solutions,
          Inc.*......................   1,709,550
                                      -----------
                                       39,421,587
                                      -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2003

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Consumer Goods and Services--0.5%
  45,665  The Scotts Co., Class A*.. $ 2,701,541
                                     -----------
          Distribution and Wholesale--2.3%
 824,610  Bell Microproducts,
          Inc.*.....................   7,470,967
 103,150  MSC Industrial Direct Co.,
          Inc., Class A.............   2,836,625
  40,250  SCP Pool Corp.*...........   1,315,370
                                     -----------
                                      11,622,962
                                     -----------
          Education--2.6%
 284,906  DeVry, Inc.*..............   7,159,688
 130,940  ITT Educational Services,
          Inc.*.....................   6,150,252
                                     -----------
                                      13,309,940
                                     -----------
          Electronic Equipment and
          Components--6.8%
 176,600  Aeroflex, Inc.*...........   2,064,454
 188,050  Asyst Technologies, Inc.*.   3,262,668
 185,504  Avnet, Inc.*..............   4,018,016
 324,200  Cable Design Technologies
          Corp.*....................   2,914,558
 231,300  Concord Camera Corp.*.....   2,139,525
  42,950  Excel Technology, Inc.*...   1,411,337
 123,700  Fairchild Semiconductor
          Corp.*....................   3,088,789
 172,650  KEMET Corp.*..............   2,363,579
  87,750  Lattice Semiconductor
          Corp.*....................     849,420
 113,267  Microchip Technology,
          Inc.......................   3,778,586
 249,750  Semtech Corp.*............   5,676,817

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
 554,550  Vitesse Semiconductor
          Corp.*..................... $ 3,255,209
                                      -----------
                                       34,822,958
                                      -----------
          Energy--0.2%
 170,950  KFx, Inc.*.................   1,290,673
                                      -----------
          Entertainment--1.5%
 111,300  International Speedway
          Corp.......................   4,970,658
 361,100  Six Flags, Inc.*...........   2,715,472
                                      -----------
                                        7,686,130
                                      -----------
          Food Wholesaling--1.0%
 139,700  Performance Food Group
          Co.*.......................   5,052,949
                                      -----------
          Forest and Paper Products--0.6%
  70,650  Bowater, Inc...............   3,271,802
                                      -----------
          Health and Medical Facilities--4.3%
 201,250  AmSurg Corp.*..............   7,625,363
 218,500  Community Health Systems,
          Inc.*......................   5,807,730
 148,300  LifePoint Hospitals, Inc.*.   4,367,435
  75,700  Universal Health Services,
          Inc., Class B..............   4,066,604
                                      -----------
                                       21,867,132
                                      -----------
          Health Care Products and Services--6.1%
  87,750  Charles River Laboratories
          International, Inc.*.......   3,012,458
 411,200  Conceptus, Inc.*...........   4,366,944
  56,900  INAMED Corp.*..............   2,734,614

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2003

Number of
 Shares                                    Value
---------                               -----------
          Common Stocks (Continued)
 100,950  Neurocrine Biosciences,
          Inc.*........................ $ 5,505,813
 167,400  Renal Care Group, Inc.*......   6,896,880
 163,500  Respironics, Inc.*...........   7,372,214
  53,350  STERIS Corp.*................   1,205,710
   8,665  Zoll Medical Corp.*..........     307,434
                                        -----------
                                         31,402,067
                                        -----------
          Household and Personal Care Products--1.6%
 136,250  Church & Dwight Co.,
          Inc..........................   5,395,500
 105,750  Maytag Corp..................   2,945,138
                                        -----------
                                          8,340,638
                                        -----------
          Human Resources--0.7%
  33,170  Resources Connection, Inc.*..     905,873
 256,500  Spherion Corp.*..............   2,511,135
                                        -----------
                                          3,417,008
                                        -----------
          Insurance--1.0%
 157,350  ProAssurance Corp.*..........   5,058,803
                                        -----------
          Investment Management--1.0%
 218,650  Waddell & Reed Financial,
          Inc..........................   5,129,529
                                        -----------
          Manufacturing--3.6%
 105,450  Maverick Tube Corp.*.........   2,029,913
 157,950  Mettler--Toledo
          International, Inc.*.........   6,667,070
 152,300  Timken Co....................   3,055,138
 203,390  Waters Corp.*................   6,744,411
                                        -----------
                                         18,496,532
                                        -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Media--3.7%
 441,250  Entravision
          Communications Corp.*..... $ 4,897,875
  97,960  Pulitzer, Inc.............   5,289,840
  14,710  Radio One, Inc.,
          Class A*..................     287,581
 446,320  Radio One, Inc.,
          Class D*..................   8,613,976
                                     -----------
                                      19,089,272
                                     -----------
          Oil and Gas--3.7%
 292,100  Airgas, Inc...............   6,274,308
 579,200  Grey Wolf, Inc.*..........   2,166,208
  88,250  Newfield Exploration Co.*.   3,930,655
  90,330  Premcor, Inc.*............   2,348,580
 100,300  Stone Energy Corp.*.......   4,257,735
                                     -----------
                                      18,977,486
                                     -----------
          Oil Field Services and Equipment--2.9%
  65,200  Core Laboratories NV*.....   1,088,188
  82,760  National-Oilwell, Inc.*...   1,850,514
  74,400  Patterson-UTI Energy,
          Inc.*.....................   2,449,248
 129,250  Precision Drilling Corp.*.   5,645,639
 188,650  Superior Energy Services,
          Inc.*.....................   1,773,310
  93,550  Varco International,
          Inc.*.....................   1,929,937
                                     -----------
                                      14,736,836
                                     -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2003

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Pharmaceuticals--5.1%
 193,600  Adolor Corp.*............. $ 3,875,872
 371,200  Alkermes, Inc.*...........   5,011,200
 122,900  Celgene Corp.*............   5,532,957
  75,050  Cephalon, Inc.*...........   3,633,171
 220,100  NPS Pharmaceuticals, Inc.*   6,765,873
  70,450  Vicuron Pharmaceuticals,
          Inc.*.....................   1,313,893
                                     -----------
                                      26,132,966
                                     -----------
          Records Storage--1.5%
 189,117  Iron Mountain, Inc.*......   7,477,686
                                     -----------
          Retail--Apparel and Shoes--2.8%
  75,000  AnnTaylor Stores Corp.*...   2,925,000
  56,700  Coach, Inc.*..............   2,140,425
  93,300  Reebok International
          Ltd.*.....................   3,668,556
 105,750  The Timberland Co.,
          Class A*..................   5,506,403
                                     -----------
                                      14,240,384
                                     -----------
          Retail--Discount Stores--0.2%
  40,150  Fred's, Inc...............   1,243,847
                                     -----------
          Retail--Restaurants--1.0%
  65,500  Chicago Pizza & Brewery,
          Inc.*.....................     977,260
 102,800  Panera Bread Co., Class A*   4,063,684
                                     -----------
                                       5,040,944
                                     -----------
          Retail--Specialty Stores--8.3%
 322,100  A.C. Moore Arts & Crafts,
          Inc.*.....................   6,203,646

Number of
 Shares                                Value
---------                           ------------
          Common Stocks (Continued)
 186,450  Barnes & Noble, Inc.*.... $  6,124,883
 124,000  Columbia Sportswear
          Co.*.....................    6,757,999
 133,950  Dick's Sporting Goods,
          Inc.*....................    6,518,006
 230,700  Electronics Boutique
          Holdings Corp.*..........    5,280,723
 173,150  Peet's Coffee & Tea,
          Inc.*....................    3,014,542
 371,550  Wild Oats Markets, Inc.*.    4,804,142
  98,400  Williams-Sonoma, Inc.*...    3,421,368
                                    ------------
                                      42,125,309
                                    ------------
          Telecommunications--1.7%
 365,500  Advanced Fibre
          Communications, Inc.*....    7,364,825
  70,250  Tekelec*.................    1,092,388
                                    ------------
                                       8,457,213
                                    ------------
          Transportation--3.5%
 196,400  Arkansas Best Corp.......    6,164,995
  73,050  Kirby Corp.*.............    2,547,984
  21,800  Overnite Corp.*..........      495,950
  52,500  SCS Transportation, Inc.*      922,950
 100,300  Swift Transportation Co.,
          Inc.*....................    2,108,306
  70,350  USF Corp.................    2,405,267
 152,775  Werner Enterprises, Inc..    2,977,585
                                    ------------
                                      17,623,037
                                    ------------
          Total Common Stocks
          (Cost $422,124,880)......  480,511,422
                                    ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2003


Number of
 Shares                                       VALUE
----------                                 ------------
           Warrants--0.0%
           Bank Holding Companies--0.0%
   247,300 Dime Bancorp, Inc.* (a)
           (Cost $70,812)................. $     42,041
                                           ------------
           Rights--0.0%
           Financial Services--0.0%
    36,540 Bank United Corp.*.............
           (Cost $0)......................        4,385
                                           ------------
           Money Market Fund--4.4%
22,454,119 ACM Institutional Reserves
           (Prime Portfolio), 0.92% (b)
           (Cost $22,454,119).............   22,454,119
                                           ------------
           Total Investments
           (Cost $444,649,811) (c)--
           98.5%..........................  503,011,967
           Other assets less liabilities--
           1.5%...........................    7,683,482
                                           ------------
           Net Assets--100.0%............. $510,695,449
                                           ------------

*  Non-incoming producing security.
(a)Warrant has neither a strike price nor expiration date. Warrant represents a potential distribution for a legal claim settlement.
(b)Represents annualized 7 day yield at December 31, 2003.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $58,246,627 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $89,816,399 and aggregate gross unrealized depreciation of $31,569,772.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statement of Assets and Liabilities

         December 31, 2003

            Assets:
              Investments at market value,
               (Cost $444,649,811)..................... $503,011,967
              Receivables:
               Capital stock sold......................   33,795,648
               Dividends...............................       82,152
               Interest................................       14,715
              Other assets.............................       17,433
                                                        ------------
               Total Assets............................  536,921,915
                                                        ------------
            Liabilities:
              Payables:
               Investments purchased...................   20,888,407
               Capital stock repurchased...............    4,862,069
               Services provided by The Bank of New
                York and Administrator.................      405,074
              Accrued expenses and other liabilities...       70,916
                                                        ------------
               Total Liabilities.......................   26,226,466
                                                        ------------
            Net Assets:................................ $510,695,449
                                                        ------------
            Sources of Net Assets:
              Capital stock @ par...................... $     32,709
              Paid in capital..........................  439,380,300
              Accumulated net realized gain on
               investments.............................   12,920,284
              Net unrealized appreciation on
               investments.............................   58,362,156
                                                        ------------
            Net Assets................................. $510,695,449
                                                        ------------
            Institutional Shares
              Net assets............................... $456,239,430
                                                        ------------
              Shares outstanding.......................   29,185,659
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      15.63
                                                        ------------
            Investor Shares
              Net assets............................... $ 54,456,019
                                                        ------------
              Shares outstanding.......................    3,523,354
                                                        ------------
              Net asset value, offering price and
               repurchase price per share.............. $      15.46
                                                        ------------
            Institutional Shares authorized @ $.001 par
             value.....................................  200,000,000
            Investor Shares authorized @ $.001 par
             value.....................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

           Investment Income:
             Dividends (net of foreign withholding
              taxes of $1,847)......................... $  1,726,729
             Interest..................................      112,237
                                                        ------------
              Total Income.............................    1,838,966
                                                        ------------
           Expenses:
             Advisory..................................    2,712,447
             Administration............................      723,319
             Transfer agent............................      163,107
             12b-1 fee--Investor Shares................       85,519
             Accounting services.......................       60,005
             Custodian.................................       54,576
             Audit.....................................       22,956
             Registration and filings..................       22,153
             Reports to shareholders...................       21,510
             Legal.....................................       12,400
             Directors.................................       11,083
             Insurance.................................        6,352
             Cash management...........................        5,017
             Other.....................................       11,626
                                                        ------------
              Total Expenses...........................    3,912,070
                                                        ------------
              Net Investment Loss......................   (2,073,104)
                                                        ------------
           Realized and Unrealized Gain on
            Investments:
             Net realized gain on investments..........   32,688,074
             Increase (decrease) in unrealized
              appreciation/depreciation on
              investments..............................   88,197,991
                                                        ------------
             Net realized and unrealized gain on
              investments..............................  120,886,065
                                                        ------------
             Net increase in net assets resulting from
              operations............................... $118,812,961
                                                        ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statements of Changes in Net Assets

                                                                                              Year Ended December 31,
                                                                                            --------------------------
                                                                                                2003          2002
                                                                                            ------------  ------------
Operations:
  Net investment loss...................................................................... $ (2,073,104) $ (1,995,010)
  Net realized gain on investments.........................................................   32,688,074     2,545,585
  Increase (decrease) in unrealized appreciation/depreciation on investments...............   88,197,991   (86,567,212)
                                                                                            ------------  ------------
   Net increase (decrease) in net assets resulting from operations.........................  118,812,961   (86,016,637)
                                                                                            ------------  ------------
Distributions to Shareholders:
  Distributions from capital gains: Institutional Shares...................................  (18,495,152)   (4,816,336)
                    Investor Shares........................................................   (2,387,677)     (210,434)
                                                                                            ------------  ------------
                                                                                             (20,882,829)   (5,026,770)
                                                                                            ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares...................................  160,826,635   108,749,807
                     Investor Shares.......................................................   35,521,535    12,314,066
  Proceeds from shares issued on reinvestment of distributions: Institutional Shares.......   17,224,886     4,386,982
                                      Investor Shares......................................    2,386,121       210,188
  Value of capital stock repurchased: Institutional Shares.................................  (93,768,857)  (90,759,534)
                      Investor Shares......................................................  (10,904,146)   (5,264,371)
                                                                                            ------------  ------------
  Net increase in net assets resulting from capital stock transactions.....................  111,286,174    29,637,138
                                                                                            ------------  ------------
   Increase (decrease) in Net Assets.......................................................  209,216,306   (61,406,269)
Net Assets:
  Beginning of year........................................................................  301,479,143   362,885,412
                                                                                            ------------  ------------
  End of year.............................................................................. $510,695,449  $301,479,143
                                                                                            ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares........................................................   11,341,021     7,608,983
        Investor Shares....................................................................    2,637,445       976,612
  Shares issued on reinvestment of distributions: Institutional Shares.....................    1,137,581       376,794
                             Investor Shares...............................................      159,488        18,225
  Shares repurchased: Institutional Shares.................................................   (7,153,146)   (6,586,091)
             Investor Shares...............................................................     (784,824)     (403,519)
                                                                                            ------------  ------------
   Net increase............................................................................    7,337,565     1,991,004
  Shares outstanding, beginning of year....................................................   25,371,448    23,380,444
                                                                                            ------------  ------------
  Shares outstanding, end of year..........................................................   32,709,013    25,371,448
                                                                                            ------------  ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Financial Highlights

                                                            Institutional Shares
                                           ----------------------------------------------------
                                                          Year Ended December 31,
                                           ----------------------------------------------------
                                              2003       2002       2001       2000       1999
                                           --------   --------   --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year...... $  11.89   $  15.53   $  17.83   $  22.78   $  12.46
                                           --------   --------   --------   --------   --------
Gain (loss) from investment operations
Net investment loss (a)...................    (0.07)     (0.08)     (0.07)     (0.12)     (0.11)
Net realized and unrealized gain (loss) on
  investments.............................     4.53      (3.36)     (2.01)     (0.38)     12.08
                                           --------   --------   --------   --------   --------
 Total from investment operations.........     4.46      (3.44)     (2.08)     (0.50)     11.97
                                           --------   --------   --------   --------   --------
Distributions
Distributions from capital gains..........    (0.72)     (0.20)     (0.22)     (4.45)     (1.65)
                                           --------   --------   --------   --------   --------
Net asset value at end of year............ $  15.63   $  11.89   $  15.53   $  17.83   $  22.78
                                           --------   --------   --------   --------   --------
TOTAL RETURN:.............................    37.73%    (22.12)%   (11.69)%    (1.41)%    97.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $456,239   $283,668   $348,753   $404,735   $389,553
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York...................     1.06%      1.06%      1.05%      1.04%      1.04%
 Expenses, prior to waiver from
   The Bank of New York...................     1.06%      1.06%      1.05%      1.04%      1.06%
 Net investment loss, net of waiver from
   The Bank of New York...................    (0.55)%    (0.58)%    (0.42)%    (0.51)%    (0.73)%
Portfolio turnover rate...................       42%        31%        53%        47%        86%

(a)Based on average shares outstanding.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                            Investor Shares
                                           -----------------------------------------------
                                                        Year Ended December 31,
                                           -----------------------------------------------
                                             2003      2002      2001      2000      1999
                                           -------   -------   -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year...... $ 11.79   $ 15.36   $ 17.68   $ 22.67   $ 12.44
                                           -------   -------   -------   -------   -------
Gain (loss) from investment operations
Net investment loss (a)...................   (0.12)    (0.11)    (0.11)    (0.17)    (0.13)
Net realized and unrealized gain (loss) on
  investments.............................    4.51     (3.26)    (1.99)    (0.37)    12.01
                                           -------   -------   -------   -------   -------
 Total from investment operations.........    4.39     (3.37)    (2.10)    (0.54)    11.88
                                           -------   -------   -------   -------   -------
Distributions
Distributions from capital gains..........   (0.72)    (0.20)    (0.22)    (4.45)    (1.65)
                                           -------   -------   -------   -------   -------
Net asset value at end of year............ $ 15.46   $ 11.79   $ 15.36   $ 17.68   $ 22.67
                                           -------   -------   -------   -------   -------
TOTAL RETURN:.............................   37.46%   (21.90)%  (11.90)%   (1.61)%   96.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $54,456   $17,811   $14,132   $15,925   $15,062
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York...................    1.31%     1.32%     1.30%     1.28%     1.33%
 Expenses, prior to waiver from
   The Bank of New York...................    1.31%     1.32%     1.30%     1.28%     1.37%
 Net investment loss, net of waiver from
   The Bank of New York...................   (0.82)%   (0.82)%   (0.67)%   (0.76)%   (0.96)%
Portfolio turnover rate...................      42%       31%       53%       47%       86%

(a)Based on average shares outstanding.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Schedule of Investments

         December 31, 2003

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks--96.3%
          Automotive--1.9%
  22,000  Harley-Davidson, Inc....... $1,045,660
                                      ----------
          Banking and Finance--5.0%
  12,000  M&T Bank Corp..............  1,179,600
  30,000  TCF Financial Corp.........  1,540,500
                                      ----------
                                       2,720,100
                                      ----------
          Beverages, Food and Tobacco--4.3%
  27,000  General Mills, Inc.........  1,223,100
  25,000  PepsiCo, Inc...............  1,165,500
                                      ----------
                                       2,388,600
                                      ----------
          Building and Building Products--7.3%
  40,000  Standard Pacific Corp......  1,942,000
  65,000  Universal Forest Products,
          Inc........................  2,091,700
                                      ----------
                                       4,033,700
                                      ----------
          Chemicals--1.8%
  20,000  Cabot Microelectronics
          Corp.*.....................    980,000
                                      ----------
          Communications, Media and
          Entertainment--1.2%
  66,000  Insight Communications Co.,
          Inc.*......................    680,460
                                      ----------
          Computer Services--1.5%
 102,000  iGATE Corp.*...............    800,700
                                      ----------
          Computers--Micro--2.2%
  35,000  Dell Computer Corp.*.......  1,188,600
                                      ----------
          Conglomerates--2.1%
  37,000  General Electric Co........  1,146,260
                                      ----------
          Education--2.3%
  50,000  DeVry, Inc.*...............  1,256,500
                                      ----------

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Electronic Equipment and
          Components--5.5%
 32,000   Analog Devices, Inc.*...... $1,460,800
 70,000   Applied Materials, Inc.*...  1,571,500
                                      ----------
                                       3,032,300
                                      ----------
          Engineering Services--1.9%
 22,000   Jacobs Engineering Group
          Inc.*......................  1,056,220
                                      ----------
          Financial Services--9.0%
 28,000   Capital One Financial
          Corp.......................  1,716,120
 30,000   Citigroup, Inc.............  1,456,200
 77,000   NCO Group, Inc.*...........  1,753,290
                                      ----------
                                       4,925,610
                                      ----------
          Health Care Products and Services--6.3%
 20,000   Cardinal Health, Inc.......  1,223,200
 35,000   Charles River Laboratories
          International, Inc.*.......  1,201,550
 20,000   Johnson & Johnson..........  1,033,200
                                      ----------
                                       3,457,950
                                      ----------
          Insurance--2.1%
 17,000   Aetna, Inc.................  1,148,860
                                      ----------
          Machinery and Engineering--1.8%
 12,000   Caterpillar, Inc...........    996,240
                                      ----------
          Manufacturing--6.7%
 28,000   Cintas Corp................  1,403,640
 40,000   Cognex Corp................  1,129,600
 35,000   Honeywell International,
          Inc........................  1,170,050
                                      ----------
                                       3,703,290
                                      ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         December 31, 2003

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Oil and Gas--11.3%
  30,000  Exxon Mobil Corp.......... $ 1,230,000
  30,000  Noble Energy, Inc.........   1,332,900
  65,000  Questar Corp..............   2,284,750
  25,000  Royal Dutch Petroleum Co..   1,309,750
                                     -----------
                                       6,157,400
                                     -----------
          Pharmaceuticals--5.9%
  40,000  Bristol-Myers Squibb Co...   1,144,000
  18,000  Merck & Co., Inc..........     831,600
  36,000  Pfizer, Inc...............   1,271,880
                                     -----------
                                       3,247,480
                                     -----------
          Retail--Specialty Stores--4.5%
  25,000  Lowe's Cos., Inc..........   1,384,750
  30,000  Walgreen Co...............   1,091,400
                                     -----------
                                       2,476,150
                                     -----------
          Telecommunications--2.2%
  30,000  AT&T Corp.................     609,000
  24,000  SBC Communications, Inc...     625,680
                                     -----------
                                       1,234,680
                                     -----------
          Utilities--Gas and Electric--9.5%
 123,000  CenterPoint Energy, Inc...   1,191,870
  30,000  Dominion Resources, Inc...   1,914,900
   3,250  Texas Genco Holdings, Inc.     105,625
 212,124  The AES Corp.*............   2,002,450
                                     -----------
                                       5,214,845
                                     -----------
          Total Common Stocks
          (Cost $40,842,146)........  52,891,605
                                     -----------

Number of
 Shares                                     Value
---------                                -----------
          Money Market Funds--4.2%
1,073,969 ACM Institutional Reserves
          (Government Portfolio),
          0.91% (a)..................... $ 1,073,969
1,240,543 ACM Institutional Reserves
          (Prime Portfolio),
          0.92% (a).....................   1,240,543
                                         -----------
          Total Money Market
          Funds
          (Cost $2,314,512).............   2,314,512
                                         -----------
          Total Investments
          (Cost $43,156,658) (b)--
          100.5%........................  55,206,117
          Liabilities in excess of other
          assets--(0.5%)................    (272,962)
                                         -----------
          Net Assets--100.0%............ $54,933,155
                                         -----------

*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2003.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $11,827,892 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $13,615,646 and aggregate gross unrealized depreciation of $1,787,754.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statement of Assets and Liabilities

         December 31, 2003

            Assets:
              Investments at market value,
               (Cost $43,156,658).................... $ 55,206,117
              Receivables:
               Investments sold......................      135,565
               Capital stock sold....................      124,316
               Dividends.............................       36,985
               Interest..............................        1,817
              Other assets...........................       38,015
                                                      ------------
               Total Assets..........................   55,542,815
                                                      ------------
            Liabilities:
              Payables:
               Investments purchased.................      500,762
               Services provided by The Bank of New
                York and Administrator...............       46,627
               Capital stock repurchased.............        3,061
              Accrued expenses and other liabilities.       59,210
                                                      ------------
               Total Liabilities.....................      609,660
                                                      ------------
            Net Assets:.............................. $ 54,933,155
                                                      ------------
            Sources of Net Assets:
               Capital stock @ par................... $      4,288
               Paid in capital.......................   52,233,388
               Undistributed net investment
                income...............................        2,760
               Accumulated net realized loss on
                investments..........................   (9,356,740)
               Net unrealized appreciation on
                investments..........................   12,049,459
                                                      ------------
            Net Assets............................... $ 54,933,155
                                                      ------------
            Investor Shares:
               Net assets............................ $ 54,933,155
                                                      ------------
               Shares outstanding....................    4,288,429
                                                      ------------
               Net asset value, offering price and
                repurchase price per share........... $      12.81
                                                      ------------
              Investor Shares authorized @ $.001 par
               value.................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $7,309)................................. $   744,920
            Interest....................................      24,078
                                                         -----------
             Total Income...............................     768,998
                                                         -----------
          Expenses:
            Advisory....................................     366,814
            12b-1 fee--Investor Shares..................     122,271
            Administration..............................      97,817
            Accounting services.........................      57,103
            Registration and filings....................      32,905
            Transfer agent..............................      26,814
            Reports to shareholders.....................      22,624
            Directors...................................      13,285
            Custodian...................................       6,725
            Audit.......................................       2,046
            Legal.......................................       1,604
            Cash management.............................       1,096
            Other.......................................       7,613
                                                         -----------
             Total Expenses.............................     758,717
            Fees waived by The Bank of New York
             (Note 3)...................................    (147,361)
                                                         -----------
             Net Expenses...............................     611,356
                                                         -----------
             Net Investment Income......................     157,642
                                                         -----------
          Realized and Unrealized Gain on
           Investments:
            Net realized gain on investments............   2,547,817
            Increase (decrease) in unrealized
             appreciation/depreciation on
             investments................................  10,653,050
                                                         -----------
            Net realized and unrealized gain on
             investments................................  13,200,867
                                                         -----------
            Net increase in net assets resulting from
             operations................................. $13,358,509
                                                         -----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statements of Changes in Net Assets

                                                                                                 For the Period
                                                                                                October 7, 2002*
                                                                                 Year Ended          through
                                                                              December 31, 2003 December 31, 2002
                                                                              ----------------- -----------------
Operations:
  Net investment income......................................................    $   157,642       $    10,030
  Net realized gain (loss) on investments....................................      2,547,817          (318,468)
  Increase (decrease) in unrealized appreciation/depreciation on investments.     10,653,050         6,157,655
                                                                                 -----------       -----------
   Net increase in net assets resulting from operations......................     13,358,509         5,849,217
                                                                                 -----------       -----------
Dividends to Shareholders:
  Dividends from net investment income: Investor Shares......................       (154,882)          (19,334)
                                                                                 -----------       -----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Investor Shares..........................      3,141,459           475,460
  Proceeds from shares issued on reinvestment of dividends: Investor Shares..        151,899            19,053
  Value of capital stock repurchased: Investor Shares........................     (8,541,438)       (2,223,437)
                                                                                 -----------       -----------
  Net decrease in net assets resulting from capital stock transactions.......     (5,248,080)       (1,728,924)
                                                                                 -----------       -----------
   Increase in Net Assets....................................................      7,955,547         4,100,959
Net Assets:
  Beginning of period........................................................     46,977,608                --
  Net asset transferred from reorganization (Note 9).........................             --        42,876,649
                                                                                 -----------       -----------
  End of year (includes undistributed net investment income of $2,760 at
   December 31, 2003)........................................................    $54,933,155       $46,977,608
                                                                                 -----------       -----------
Changes in Capital Stock Outstanding:
  Shares sold: Investor Shares...............................................        287,993            50,205
  Shares issued on reinvestment of dividends: Investor Shares................         12,142             1,932
  Shares repurchased: Investor Shares........................................       (820,512)         (232,643)
                                                                                 -----------       -----------
   Net decrease..............................................................       (520,377)         (180,506)
  Shares outstanding, beginning of period....................................      4,808,806                --
  Shares transferred from reorganization.....................................             --         4,989,312
                                                                                 -----------       -----------
  Shares outstanding, end of year............................................      4,288,429         4,808,806
                                                                                 -----------       -----------

* Commencement of offering of shares.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Financial Highlights

                                                               Investor Shares
                                                     ------------------------------
                                                                        For the Period
                                                                       October 7, 2002*
                                                        Year Ended          through
                                                     December 31, 2003 December 31, 2002
                                                     ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period..............      $  9.77           $  8.59
                                                          -------           -------
Gain (loss) from investment operations
Net investment income...............................         0.04                --/(1)/
Net realized and unrealized gain on investments.....         3.04              1.18
                                                          -------           -------
 Total from investment operations...................         3.08              1.18
                                                          -------           -------
Dividends
Dividends from net investment income................        (0.04)               --/(1)/
                                                          -------           -------
Net asset value at end of year......................      $ 12.81           $  9.77
                                                          -------           -------
TOTAL RETURN:.......................................        31.50%            13.78%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)...........      $54,933           $46,978
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York..         1.25%             1.25%***
 Expenses, prior to waiver from The Bank of New York         1.55%             1.50%***
 Net investment income, net of waiver from
   The Bank of New York.............................         0.32%             0.09%***
Portfolio turnover rate.............................           24%                9%**

(1) Less than $0.01 per share.
*   Commencement of offering of shares.
**  Not annualized.
*** Annualized.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Schedule of Investments

         December 31, 2003

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--78.2%
          Aerospace and Defense--1.7%
  70,000  United Technologies
          Corp....................... $ 6,633,900
                                      -----------
          Banking and Finance--6.4%
  85,000  Bank of America Corp.......   6,836,550
 100,000  BB&T Corp..................   3,864,000
 139,200  Northern Trust Corp........   6,461,664
 120,000  Wells Fargo & Co...........   7,066,800
                                      -----------
                                       24,229,014
                                      -----------
          Beverages, Food and Tobacco--2.9%
 152,900  PepsiCo, Inc...............   7,128,198
  80,000  The Coca-Cola Co...........   4,060,000
                                      -----------
                                       11,188,198
                                      -----------
          Biosciences--1.1%
  68,400  Amgen, Inc.*...............   4,227,120
                                      -----------
          Chemicals--2.8%
  75,000  Air Products and Chemicals,
          Inc........................   3,962,250
 150,000  duPont (E.I.) de Nemours &
          Co.........................   6,883,500
                                      -----------
                                       10,845,750
                                      -----------
          Commercial Services--0.7%
 100,000  Aramark Corp., Class B.....   2,742,000
                                      -----------
          Communications, Media and
          Entertainment--3.6%
 166,300  Clear Channel
          Communications, Inc........   7,787,829
 131,380  Viacom, Inc., Class B......   5,830,644
                                      -----------
                                       13,618,473
                                      -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Computers--Micro--2.8%
  60,000  CDW Corp.................. $ 3,465,600
  78,500  International Business
          Machines Corp. (IBM)......   7,275,380
                                     -----------
                                      10,740,980
                                     -----------
          Conglomerates--2.0%
 241,700  General Electric Co.......   7,487,866
                                     -----------
          Data Processing Systems--2.2%
 206,800  First Data Corp...........   8,497,412
                                     -----------
          Electronic Equipment and
          Components--2.5%
 110,000  Emerson Electric Co.......   7,122,500
  82,700  Texas Instruments, Inc....   2,429,726
                                     -----------
                                       9,552,226
                                     -----------
          Financial Services--3.5%
  40,000  Fannie Mae................   3,002,400
  80,000  Merrill Lynch & Co., Inc..   4,692,000
 100,000  Morgan Stanley............   5,787,000
                                     -----------
                                      13,481,400
                                     -----------
          Health Care Products and Services--3.3%
 200,000  Johnson & Johnson.........  10,332,000
  50,000  Medtronic, Inc............   2,430,500
                                     -----------
                                      12,762,500
                                     -----------
          Household and Personal Care
          Products--2.4%
 104,000  Colgate-Palmolive Co......   5,205,200
  40,000  The Procter & Gamble Co...   3,995,200
                                     -----------
                                       9,200,400
                                     -----------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         December 31, 2003

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Insurance--2.8%
  66,200  American International
          Group, Inc................ $ 4,387,736
 155,000  Prudential Financial, Inc.   6,474,350
                                     -----------
                                      10,862,086
                                     -----------
          Manufacturing--1.8%
  80,000  3M Co.....................   6,802,400
                                     -----------
          Oil and Gas--9.3%
 125,000  BP PLC ADR................   6,168,750
  80,000  ChevronTexaco Corp........   6,911,200
 224,400  Exxon Mobil Corp..........   9,200,400
 102,600  Schlumberger Ltd..........   5,614,272
  83,500  TotalFinaElf SA ADR.......   7,724,585
                                     -----------
                                      35,619,207
                                     -----------
          Pharmaceuticals--1.7%
 186,500  Pfizer, Inc...............   6,589,045
                                     -----------
          Real Estate Investment Trusts--10.2%
 120,000  Avalonbay Communities,
          Inc.......................   5,736,000
  75,000  Boston Properties, Inc....   3,614,250
 100,000  Duke Realty Corp..........   3,100,000
  75,000  Equity Office Properties
          Trust.....................   2,148,750
 140,000  Equity Residential........   4,131,400
 165,000  General Growth Properties,
          Inc.......................   4,578,750
 210,000  Plum Creek Timber Co.,
          Inc.......................   6,394,500
 150,000  ProLogis..................   4,813,500
  85,000  The Rouse Co..............   3,995,000
                                     -----------
                                      38,512,150
                                     -----------

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
          Retail--Department Stores--1.2%
 100,000  Kohl's Corp.*............... $  4,494,000
                                       ------------
          Retail--Discount Stores--2.0%
 100,000  Target Corp.................    3,840,000
  70,000  Wal-Mart Stores, Inc........    3,713,500
                                       ------------
                                          7,553,500
                                       ------------
          Retail--Food Stores--1.0%
 200,000  The Kroger Co.*.............    3,702,000
                                       ------------
          Retail--Specialty Stores--1.5%
 100,000  Lowe's Cos., Inc............    5,539,000
                                       ------------
          Retail and Wholesale Distribution--0.6%
  60,000  SYSCO Corp..................    2,233,800
                                       ------------
          Telecommunications--3.1%
 210,000  BellSouth Corp..............    5,943,000
 350,000  Nokia Corp. ADR.............    5,950,000
                                       ------------
                                         11,893,000
                                       ------------
          Transportation--2.0%
 100,000  United Parcel Service, Inc.,
          Class B.....................    7,455,000
                                       ------------
          Utilities--Gas and Electric--1.9%
 109,375  Exelon Corp.................    7,258,125
                                       ------------
          Waste Management--1.2%
 154,500  Waste Management, Inc.......    4,573,200
                                       ------------
          Total Common Stocks
          (Cost $253,920,306).........  298,293,752
                                       ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         December 31, 2003

Number of
 Shares                                   Value
---------                              -----------
          Convertible Preferred
          Stocks--15.7%
          Advertising and Marketing Services--0.1%
   5,000  Interpublic Group........... $   286,750
                                       -----------
          Automotive--1.6%
 225,000  General Motors Corp.,
          Series B Pfd................   6,045,750
                                       -----------
          Business Equipment and Services--1.7%
  50,000  Xerox Corp. DECS............   6,487,500
                                       -----------
          Communications, Media and
          Entertainment--1.3%
 112,500  Motorola, Inc. PEPS.........   4,885,875
                                       -----------
          Health Care Products and Services--1.2%
  80,000  Baxter International, Inc.,
          PEPS........................   4,420,000
                                       -----------
          Insurance--4.4%
  50,000  Anthem, Inc. PEPS...........   4,411,500
  45,000  Prudential Financial Capital
          Trust I PEPS................   2,929,500
  80,000  The Hartford Financial
          PEPS........................   4,852,800
 200,000  Travelers Property Casualty
          Corp. Pfd...................   4,900,000
                                       -----------
                                        17,093,800
                                       -----------
          Media--1.1%
   4,000  Radio One, Inc. Pfd.........   4,300,000
                                       -----------
          Utilities--Gas and Electric--4.3%
 100,000  Dominion Resources, Inc.
          PEPS........................   5,725,000
 280,000  Duke Energy Corp. PEPS......   4,032,000

Number of
 Shares                                 Value
----------                           -----------
           Convertible Preferred
           Stocks--(Continued)
   115,000 FPL Group, Inc. DECS..... $ 6,496,350
                                     -----------
                                      16,253,350
                                     -----------
           Total Convertible
           Preferred Stocks
           (Cost $57,188,308).......  59,773,025
                                     -----------
Principal
 Amount
----------
           Convertible Bonds--4.7%
           Biosciences--0.5%
$2,000,000 Aviron
           5.25%, 2/01/08...........   2,080,000
                                     -----------
           Communications, Media and
           Entertainment--2.0%
 7,000,000 Echostar Communications
           Corp.
           5.75%, 5/15/08...........   7,402,500
                                     -----------
           Electronic Equipment and
           Components--0.7%
 2,000,000 L-3 Communications
           Holdings
           5.25%, 6/01/09...........   2,535,000
                                     -----------
           Pharmaceuticals--0.7%
 3,000,000 King Pharmaceutical, Inc.
           2.75%, 11/15/21 VRN......   2,797,500
                                     -----------
           Telecommunications--0.8%
 2,500,000 Corning, Inc.
           3.50%, 11/01/08..........   3,109,375
                                     -----------
           Total Convertible Bonds
           (Cost $15,993,253).......  17,924,375
                                     -----------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         December 31, 2003

Number of
 Shares                                       Value
---------                                 ------------
          Money Market Fund--1.6%
6,157,066 ACM Institutional
          Reserves (Prime
          Portfolio), 0.92% (a)
          (Cost $6,157,066).......        $  6,157,066
                                          ------------
          Total Investments
          before Outstanding
          Written Call Options
          (Cost $333,258,933) (b)
          --100.2%................         382,148,218
                                          ------------

                                   Strike
Contracts                          Price
---------                          ------
          Outstanding Written Call
          Options--0.0%
      100 FNMA, expiration Jan.
          2004 (Premiums
          received $23,199).......   70        (53,000)
                                          ------------
          Total Investments
          Net of Outstanding
          Written Call Options
          (Cost $333,235,734)--
          100.2%..................         382,095,218
          Liabilities in excess of
          other assets--(0.2%)....            (909,983)
                                          ------------
          Net Assets--100.0%......        $381,185,235
                                          ------------

ADRAmerican Depositary Receipt.
DECSDividend Enhanced Convertible Stock.
PEPSPremium Exchangeable Participating Securities.
VRNVariable Rate Note.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2003.
(b)The cost stated also approximates the aggregated cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $49,312,542 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $65,478,755 and aggregate gross unrealized depreciation of $16,166,213.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value,
              (Cost $333,258,933)..................... $382,148,218
             Receivables:
              Investments sold........................    4,779,943
              Dividends...............................      595,138
              Interest................................      137,042
              Capital stock sold......................          650
             Other assets.............................       17,683
                                                       ------------
              Total Assets............................  387,678,674
                                                       ------------
           Liabilities:
             Outstanding call options written,
              (premiums received $23,199).............       53,000
             Payables:
              Investments purchased...................    5,867,636
              Services provided by The Bank of
               New York and Administrator.............      276,816
              Capital stock repurchased...............      188,411
             Accrued expenses and other liabilities...      107,576
                                                       ------------
              Total Liabilities.......................    6,493,439
                                                       ------------
           Net Assets:................................ $381,185,235
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     30,823
             Paid in capital..........................  346,104,632
             Undistributed net investment income......          382
             Accumulated net realized loss on
              investments and written call options....  (13,810,086)
             Net unrealized appreciation on
              investments and written call options....   48,859,484
                                                       ------------
           Net Assets................................. $381,185,235
                                                       ------------
           Institutional Shares:
             Net assets............................... $347,683,677
                                                       ------------
             Shares outstanding.......................   28,107,030
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      12.37
                                                       ------------
           Investor Shares:
             Net assets............................... $ 33,501,558
                                                       ------------
             Shares outstanding.......................    2,715,992
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      12.33
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003


          Investment Income:
            Dividends (net of foreign withholding taxes
             of $60,774)................................. $11,089,047
            Interest.....................................   1,123,110
                                                          -----------
             Total Income................................  12,212,157
                                                          -----------
          Expenses:
            Advisory.....................................   2,238,266
            Administration...............................     746,089
            Transfer agent...............................     190,170
            12b-1 fee--Investor Shares...................      75,985
            Accounting services..........................      59,974
            Custodian....................................      51,531
            Audit........................................      21,743
            Reports to shareholders......................      20,271
            Registration and filings.....................      16,283
            Legal........................................      15,990
            Directors....................................      11,074
            Insurance....................................       7,137
            Cash management..............................       5,241
            Other........................................       8,422
                                                          -----------
             Total Expenses..............................   3,468,176
                                                          -----------
             Net Investment Income.......................   8,743,981
                                                          -----------
          Realized and Unrealized Gain
           (Loss) on Investments and
           Written Call Options:
            Net realized gain on:
             Investments.................................  16,619,461
             Written call options........................     402,434
                                                          -----------
            Net realized gain on investments and written
             call options................................  17,021,895
                                                          -----------
            Increase (decrease) in unrealized
             appreciation/depreciation on:
             Investments.................................  49,158,048
             Written call options........................     (29,801)
                                                          -----------
            Net unrealized gain on investments and
             written call options........................  49,128,247
                                                          -----------
            Net realized and unrealized gain on
             investments and written call options........  66,150,142
                                                          -----------
            Net increase in net assets resulting from
             operations.................................. $74,894,123
                                                          -----------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Statements of Changes in Net Assets

                                                                                                 Year Ended December 31,
                                                                                               --------------------------
                                                                                                   2003          2002
                                                                                               ------------  ------------
Operations:
  Net investment income....................................................................... $  8,743,981  $  9,922,454
  Net realized gain (loss) on investments and written call options............................   17,021,895   (31,669,214)
  Increase (decrease) in unrealized appreciation/depreciation on investments and written call
   options....................................................................................   49,128,247   (58,738,336)
                                                                                               ------------  ------------
   Net increase (decrease) in net assets resulting from operations............................   74,894,123   (80,485,096)
                                                                                               ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares..................................   (7,131,719)   (8,417,446)
                         Investor Shares......................................................     (557,818)     (639,461)
  Distributions from capital gains: Institutional Shares......................................           --      (930,655)
                    Investor Shares...........................................................           --       (85,322)
                                                                                               ------------  ------------
                                                                                                 (7,689,537)  (10,072,884)
                                                                                               ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares......................................   27,723,431    82,509,312
                     Investor Shares..........................................................    2,280,622    14,700,072
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares..........................................    2,533,828     3,938,338
                   Investor Shares............................................................      511,372       669,054
  Value of capital stock repurchased: Institutional Shares....................................  (74,860,378)  (96,501,545)
                      Investor Shares.........................................................   (4,322,384)   (6,076,394)
                                                                                               ------------  ------------
  Net decrease in net assets resulting from capital stock transactions........................  (46,133,509)     (761,163)
                                                                                               ------------  ------------
   Increase (decrease) in Net Assets..........................................................   21,071,077   (91,319,143)
Net Assets:
  Beginning of year...........................................................................  360,114,158   451,433,301
                                                                                               ------------  ------------
  End of year (includes undistributed net investment income of $382 at
   December 31, 2003)......................................................................... $381,185,235  $360,114,158
                                                                                               ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares...........................................................    2,558,986     6,873,421
        Investor Shares.......................................................................      208,192     1,205,858
  Shares issued on reinvestment of dividends and distributions: Institutional Shares..........      231,122       353,919
                                     Investor Shares..........................................       46,726        59,554
  Shares repurchased: Institutional Shares....................................................   (6,659,421)   (8,021,079)
             Investor Shares..................................................................     (396,347)     (528,905)
                                                                                               ------------  ------------
   Net decrease...............................................................................   (4,010,742)      (57,232)
  Shares outstanding, beginning of year.......................................................   34,833,764    34,890,996
                                                                                               ------------  ------------
  Shares outstanding, end of year.............................................................   30,823,022    34,833,764
                                                                                               ------------  ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Financial Highlights

                                                          Institutional Shares
                                           --------------------------------------------------
                                                          Year End December 31,
                                           --------------------------------------------------
                                             2003       2002       2001      2000      1999
                                           --------  --------   --------   --------  --------
PER SHARE DATA:
Net asset value at beginning of year...... $  10.34  $  12.94   $  15.78   $  16.51  $  16.57
                                           --------  --------   --------   --------  --------
Gain (loss) from investment operations
Net investment income.....................     0.26      0.28       0.30       0.30      0.28
Net realized and unrealized gain (loss) on
  investments.............................     2.00     (2.59)     (2.62)      0.75      2.02
                                           --------  --------   --------   --------  --------
 Total from investment operations.........     2.26     (2.31)     (2.32)      1.05      2.30
                                           --------  --------   --------   --------  --------
Dividends and distributions
Dividends from net investment income......    (0.23)    (0.26)     (0.28)     (0.29)    (0.29)
Distributions from capital gains..........       --     (0.03)     (0.24)     (1.49)    (2.07)
                                           --------  --------   --------   --------  --------
 Total dividends and distributions........    (0.23)    (0.29)     (0.52)     (1.78)    (2.36)
                                           --------  --------   --------   --------  --------
Net asset value at end of year............ $  12.37  $  10.34   $  12.94   $  15.78  $  16.51
                                           --------  --------   --------   --------  --------
TOTAL RETURN:.............................    22.17%   (18.05)%   (14.82)%     6.56%    14.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $347,684  $330,652   $424,070   $529,486  $547,250
Ratio to average net assets of:
 Expenses.................................     0.91%     0.89%      0.87%      0.85%     0.87%
 Net investment income....................     2.36%     2.43%      2.16%      1.81%     1.63%
Portfolio turnover rate...................       24%       29%        41%        35%       53%

See notes to financial statements.

         BNY Hamilton Equity Income Fund

                                                          Investor Shares
                                           ---------------------------------------------
                                                       Year End December 31,
                                           ---------------------------------------------
                                             2003     2002      2001      2000     1999
                                           -------  -------   -------   -------  -------
PER SHARE DATA:
Net asset value at beginning of year...... $ 10.31  $ 12.90   $ 15.73   $ 16.47  $ 16.53
                                           -------  -------   -------   -------  -------
Gain (loss) from investment operations
Net investment income.....................    0.23     0.25      0.26      0.26     0.24
Net realized and unrealized gain (loss) on
  investments.............................    1.99    (2.58)    (2.60)     0.74     2.01
                                           -------  -------   -------   -------  -------
 Total from investment operations.........    2.22    (2.33)    (2.34)     1.00     2.25
                                           -------  -------   -------   -------  -------
Dividends and distributions
Dividends from net investment income......   (0.20)   (0.23)    (0.25)    (0.25)   (0.24)
Distributions from capital gains..........      --    (0.03)    (0.24)    (1.49)   (2.07)
                                           -------  -------   -------   -------  -------
 Total dividends and distributions........   (0.20)   (0.26)    (0.49)    (1.74)   (2.31)
                                           -------  -------   -------   -------  -------
Net asset value at end of year............ $ 12.33  $ 10.31   $ 12.90   $ 15.73  $ 16.47
                                           -------  -------   -------   -------  -------
TOTAL RETURN:.............................   21.82%  (18.25)%  (15.01)%    6.26%   14.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $33,501  $29,462   $27,363   $35,129  $37,994
Ratio to average net assets of:
 Expenses.................................    1.16%    1.15%     1.12%     1.10%    1.12%
 Net investment income....................    2.12%    2.16%     1.90%     1.56%    1.38%
Portfolio turnover rate...................      24%      29%       41%       35%      53%

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         December 31, 2003

Number of
 Shares                                  US$ Value
---------                                ----------
          Common Stocks--94.1%
          Australia--4.8%
  47,800  BHP Billiton PLC ADR.......... $  834,110
  46,499  BHP Ltd. ADR..................    849,072
  12,700  Commonwealth Bank of
          Australia ADR.................    845,403
  38,700  Lend Lease Corp. Ltd. ADR.....    293,044
   8,180  National Australia Bank Ltd.
          ADR...........................    916,569
 120,447  Newcrest Mining Ltd. ADR......  1,175,225
   3,319  Rio Tinto Ltd. ADR............    372,104
  15,550  The News Corp. Ltd. ADR.......    561,355
  12,540  Westpac Banking Corp.
          ADR...........................    757,667
  63,305  Woodside Petroleum Ltd.
          ADR...........................    705,914
                                         ----------
                                          7,310,463
                                         ----------
          Austria--0.2%
   5,000  Erste Bank der oesterreichisch
          Sparkassen ADR................    308,937
                                         ----------
          Belgium--1.0%
   7,400  Delhaize Group ADR............    377,696
  40,300  Fortis ADR....................    811,795
   3,700  Solvay SA ADR.................    320,857
                                         ----------
                                          1,510,348
                                         ----------
          Denmark--0.7%
  17,500  Danske Bank A/S ADR...........    410,585
  16,900  Novo Nordisk A/S ADR..........    692,224
                                         ----------
                                          1,102,809
                                         ----------

Number of
 Shares                              US$ Value
---------                           -----------
          Common Stocks (Continued)
          Finland--1.5%
  19,900  Metso Oyj ADR............ $   249,347
 104,100  Nokia Corp. ADR..........   1,769,700
  15,300  UPM-Kymmene Oyj ADR......     294,525
                                    -----------
                                      2,313,572
                                    -----------
          France--9.4%
 160,800  Alstom SA ADR............     270,144
  12,800  Aventis SA ADR...........     848,128
  31,900  Axa ADR..................     684,893
  31,400  BNP Paribas SA ADR.......     988,579
  25,006  Business Objects SA
          ADR*.....................     866,958
  25,600  France Telecom SA ADR....     731,904
  21,000  Groupe Danone ADR........     682,290
   3,500  L'Air Liquide SA ADR.....     123,613
  43,500  L'Oreal SA ADR...........     713,296
  32,824  Lafarge SA ADR...........     734,273
  10,800  PSA Peugeot Citroen
          ADR......................     550,353
   8,600  Publicis Groupe ADR......     278,812
  19,800  Sanofi-Synthelabo SA
          ADR......................     747,450
  47,945  Societe Generale ADR.....     846,656
   9,700  Sodexho Alliance SA
          ADR......................     292,940
  32,913  Thomson ADR..............     701,047
  25,612  Total SA ADR.............   2,369,366
  21,200  Veolia Environnement ADR.     572,400
  44,060  Vivendi Universal SA ADR*   1,069,777
                                    -----------
                                     14,072,879
                                    -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2003

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks (Continued)
          Germany--6.6%
 92,000   Allianz AG ADR.............. $1,170,240
 13,700   BASF AG ADR.................    763,775
 16,500   Bayer AG ADR................    485,265
 16,900   DaimlerChrysler AG ADR......    781,118
 13,323   Deutsche Bank AG............  1,095,284
 18,800   Deutsche Lufthansa AG
          ADR.........................    314,203
 41,300   Deutsche Telekom AG
          ADR.........................    748,769
 16,409   E.On AG ADR.................  1,073,806
 10,600   ProSiebenSat.1 Media AG
          ADR.........................    343,618
 19,780   SAP AG ADR..................    822,057
  7,800   Schering AG ADR.............    398,580
 18,242   Siemens AG ADR*.............  1,458,265
 46,500   Volkswagen AG ADR...........    520,251
                                       ----------
                                        9,975,231
                                       ----------
          Greece--0.5%
 78,400   Alpha Bank A.E..............    592,845
 16,700   National Bank of Greece
          ADR.........................     89,345
                                       ----------
                                          682,190
                                       ----------
          Hong Kong--1.5%
 76,000   Cheung Kong (Holdings)
          Ltd. ADR....................    604,489
 68,000   CLP Holdings Ltd. ADR.......    324,074
 51,400   Hang Seng Bank Ltd. ADR.....    675,303
 76,000   Sun Hung Kai Properties Ltd.
          ADR.........................    628,961
                                       ----------
                                        2,232,827
                                       ----------

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks (Continued)
          Ireland--0.8%
  8,800   Allied Irish Bank PLC ADR... $  279,400
  4,950   Bank of Ireland ADR.........    271,953
 13,700   CRH PLC ADR.................    276,877
  5,800   Ryanair Holdings PLC
          ADR*........................    293,712
                                       ----------
                                        1,121,942
                                       ----------
          Italy--3.5%
 24,580   Enel SpA ADR................    839,407
 12,097   Eni SpA ADR*................  1,148,973
 31,400   Fiat SpA ADR................    243,036
  4,130   Mediaset SpA ADR............    490,724
 41,800   Sanpaolo IMI SpA ADR........  1,083,874
 59,959   Telecom Italia SpA
          ADR*........................  1,545,693
                                       ----------
                                        5,351,707
                                       ----------
          Japan--20.6%
 31,000   Aeon Co. Ltd. ADR...........  1,038,444
  5,200   Ajinomoto Co., Inc. ADR.....    598,265
  8,500   Asahi Glass Co. Ltd. ADR....    697,956
 13,200   Asahi Kasei Corp. ADR.......    716,842
 20,000   Canon, Inc. ADR.............    952,800
 29,000   Dai Nippon Printing Co.
          Ltd. ADR....................    814,500
 11,300   Daiwa Securities Group, Inc.    768,658
 35,000   Eisai Co. Ltd. ADR..........    943,828
 21,000   Fuji Photo Film Co. Ltd.
          ADR.........................    688,800
 22,600   Fujitsu Ltd. ADR............    666,381
 13,900   Hitachi Ltd. ADR............    834,973
 32,400   Honda Motor Co. Ltd.
          ADR.........................    729,000

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2003

Number of
 Shares                                  US$ Value
---------                                ----------
          Common Stocks (Continued)
  11,000  Ito-Yokado Co. Ltd.
          ADR........................... $  345,899
  34,600  Japan Airlines System Corp.
          ADR*..........................    456,834
   3,300  Kao Corp. ADR.................    671,270
  10,900  Kyocera Corp. ADR.............    730,300
  62,000  Matsushita Electric Industrial
          Co. Ltd. ADR..................    864,280
  15,000  Millea Holdings, Inc. ADR.....  1,011,000
  48,500  Mitsubishi Corp. ADR..........  1,028,200
   9,100  Mitsubishi Estate Co. Ltd.
          ADR...........................    862,704
 113,000  Mitsubishi Tokyo Financial
          Group, Inc. ADR...............    884,790
   6,100  Mitsui & Co. Ltd. ADR.........    977,525
  11,400  Mitsui Sumitomo Insurance
          Co. Ltd. ADR..................    936,083
  78,000  NEC Corp. ADR.................    585,702
  52,000  Nintendo Co. Ltd. ADR.........    606,512
  20,100  Nippon Yusen Kabushiki
          Kaisha ADR....................    909,630
  36,000  Nissan Motor Co. Ltd.
          ADR...........................    808,560
   1,500  Nitto Denko Corp. ADR.........    797,797
  38,000  Nomura Holdings, Inc.
          ADR...........................    643,340
  26,600  NTT Corp. ADR.................    653,296
  34,300  NTT DoCoMo, Inc. ADR..........    785,470
   7,900  Oji Paper Co. Ltd. ADR........    510,105
  36,000  OLYMPUS Corp ADR..............    781,002
  30,300  Pioneer Corp. ADR.............    853,551
   7,800  Ricoh Co. Ltd. ADR............    770,250
  23,000  Sharp Corp....................    362,910
  17,200  Sony Corp. ADR................    596,324

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
 46,000   Sumitomo Mitsui Financial
          Group, Inc. ADR............. $   245,088
 16,600   Teijin Ltd. ADR.............     487,917
  5,600   The Shizuoka Bank Ltd.
          ADR.........................     413,847
 29,150   Toyota Motor Corp. ADR......   2,004,062
                                       -----------
                                        31,034,695
                                       -----------
          Netherlands--4.8%
 31,400   ABN AMRO Holding NV
          ADR.........................     737,272
 31,700   Aegon NV ADR................     469,160
 17,600   Heineken NV ADR.............     670,212
 33,400   ING Groep NV ADR............     781,894
 34,300   Koninklijke (Royal) KPN
          NV ADR......................     264,453
 25,300   Koninklijke (Royal) Philips
          Electronics NV ADR..........     735,977
 40,877   Royal Dutch Petroleum Co....   2,141,546
 30,000   TPG NV ADR*.................     707,700
 11,200   Unilever NV ADR.............     726,880
                                       -----------
                                         7,235,094
                                       -----------
          New Zealand--0.2%
 10,325   Telecom Corp. of New
          Zealand Ltd. ADR............     291,681
                                       -----------
          Norway--0.4%
 29,600   Orkla ASA ADR...............     662,939
                                       -----------
          Portugal--0.4%
 40,440   Banco Comercial Portugues
          SA ADR......................     451,430
  7,140   Electricidade de Portugal SA
          ADR.........................     188,282
                                       -----------
                                           639,712
                                       -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2003

Number of
 Shares                              US$ Value
---------                            ----------
          Common Stocks (Continued)
          Singapore--0.8%
 334,500  Capitaland Ltd. ADR....... $  610,596
  22,000  Keppel Corp. Ltd. ADR.....    158,041
  41,300  ST Assembly Test Services
          Ltd. ADR*.................    504,273
                                     ----------
                                      1,272,910
                                     ----------
          Spain--3.4%
  59,800  Banco Bilbao Vizcaya
          Argentaria SA ADR.........    828,230
 104,100  Banco Santander Central
          Hispano SA ADR............  1,250,241
  45,900  Endesa SA ADR.............    876,690
  11,800  NH Hoteles SA ADR*........    271,185
  18,000  Repsol YPF SA ADR.........    351,900
  35,819  Telefonica SA ADR.........  1,582,842
                                     ----------
                                      5,161,088
                                     ----------
          Sweden--1.7%
   7,700  AB SKF ADR................    297,500
  10,900  Atlas Copco AB ADR........    390,082
   3,250  Electrolux AB ADR.........    143,845
   6,600  Svenska Cellulosa AB (SCA)
          ADR.......................    269,676
   4,160  Swedish Match AB ADR......    424,757
   6,900  Tele2 AB ADR*.............    365,700
  23,600  Volvo AB ADR..............    723,576
                                     ----------
                                      2,615,136
                                     ----------
          Switzerland--7.0%
  44,880  Adecco SA ADR.............    723,017
  21,710  Credit Suisse Group ADR...    788,724
  22,300  Holcim Ltd. ADR...........    519,296
   7,420  Logitech International SA
          ADR*......................    315,573

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
 32,008   Nestle SA ADR............... $ 1,999,287
 49,180   Novartis AG ADR.............   2,256,870
 14,880   Roche Holding AG--
          Genusshein ADR..............   1,500,934
  8,754   Swiss Reinsurance Co.
          ADR.........................     591,032
 19,450   UBS AG ADR..................   1,322,406
 40,000   Zurich Financial Services AG
          ADR.........................     575,704
                                       -----------
                                       10,592,843
                                       -----------
          United Kingdom--24.3%
 32,750   Amvescap PLC................     482,735
 36,469   AstraZeneca PLC ADR.........   1,764,370
 67,400   BAA PLC ADR.................     598,761
 54,625   BAE SYSTEMS PLC
          ADR.........................     658,111
 36,300   Barclays PLC ADR............   1,319,505
 13,920   BG Group PLC ADR............     362,616
 71,896   BP PLC ADR..................   3,548,067
 31,550   British American Tobacco
          PLC ADR.....................     872,989
 13,475   British Sky Broadcasting
          Group PLC ADR...............     686,417
 20,600   BT Group PLC ADR............     704,932
 33,129   Cadbury Schweppes PLC.......     990,226
 19,020   Centrica PLC ADR............     718,429
 44,000   Compass Group PLC ADR.......     299,314
 15,170   Diageo PLC ADR..............     801,886
 15,860   Friends Provident PLC ADR        374,773
 63,901   GlaxoSmithKline PLC ADR        2,979,064
 26,300   HBOS PLC ADR................   1,021,897
 45,240   HSBC Holdings PLC ADR.......   3,565,816

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2003

Number of
 Shares                               US$ Value
---------                            ------------
          Common Stocks (Continued)
   7,150  Imperial Tobacco Group
          PLC ADR................... $    284,284
  12,440  International Power PLC
          ADR.......................      269,450
  65,226  Kingfisher PLC ADR........      650,381
  85,980  Legal & General Group PLC
          ADR.......................      771,516
  29,650  Lloyds TSB Group PLC
          ADR.......................      965,108
   7,500  Marks & Spencer Group
          ADR.......................      232,810
  12,120  National Grid Transco PLC
          ADR.......................      439,350
  43,650  Prudential Corp. PLC ADR..      744,233
  22,725  Reed Elsevier PLC ADR.....      765,833
  34,800  Rentokil Initial PLC ADR..      591,827
   6,800  Rio Tinto PLC ADR.........      756,908
  55,840  Royal & Sun Alliance
          Insurance Group PLC ADR...      449,512
   5,380  Scottish & Southern Energy
          PLC ADR*..................      648,169
  20,750  Scottish Power PLC ADR....      563,985
  30,200  Shell Transport & Trading
          Co. ADR...................    1,359,906
  30,210  Telefonaktiebolaget LM
          Ericsson ADR*.............      534,717
  71,968  Tesco PLC ADR.............      996,210
  19,475  Unilever PLC ADR..........      732,259
 131,280  Vodafone Group PLC
          ADR.......................    3,287,251
                                     ------------
                                       36,793,617
                                     ------------
          Total Common Stocks
          (Cost $109,073,152).......  142,282,620
                                     ------------

Number of
 Shares                                    US$ Value
---------                                 ------------
          Preferred Stock--0.5%
  22,925  The News Corp. Ltd.
          ADR pfd.
          (Cost $552,524)................ $    693,481
                                          ------------
          Exchange Traded Fund--4.8%
  53,000  Ishares MSCI EAFE Index
          Fund
          (Cost $6,823,201)..............    7,249,340
                                          ------------
          Money Market Fund--0.3%
 489,338  ACM Institutional Reserves
          (Prime Portfolio), 0.92% (a)
          (Cost $489,338)................      489,338
                                          ------------
          Total Investments
          (Cost $116,938,215) (b)--
          99.7%..........................  150,714,779
          Other assets less liabilities--
          0.3%...........................      453,704
                                          ------------
          Net Assets--100.0%............. $151,168,483
                                          ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2003.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2003 net unrealized appreciation was $32,477,594 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $33,158,265 and aggregate gross unrealized depreciation of $680,671.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification (Unaudited)

         December 31, 2003

                                                                % of
                                                               Total
                                                 US$ Value   Net Assets
                                                ------------ ----------
        Advertising and Marketing Services..... $    278,812     0.2%
        Aerospace and Defense..................      658,111     0.4
        Airlines...............................    1,064,749     0.7
        Airport Development and Maintenance....      598,761     0.4
        Automotive.............................    6,359,957     4.2
        Banking and Finance....................   24,251,285    16.1
        Beverages--Food and Tobacco............    7,616,237     5.0
        Brewers................................      670,212     0.4
        Building and Building Products.........    2,228,402     1.5
        Business Equipment and Services........    1,723,050     1.1
        Chemicals..............................    2,320,761     1.5
        Communications, Media and Entertainment    4,809,313     3.2
        Computers--Software and Peripherals....    2,590,289     1.7
        Consumer Goods and Services............      870,725     0.6
        Diversified Operations.................    1,042,808     0.7
        Electronic Equipment and Components....    7,618,771     5.0
        Export Trading.........................    2,005,725     1.3
        Financial Services.....................    1,411,998     0.9
        Hotels and Gaming......................      271,185     0.2
        Household and Personal Care Products...    2,116,825     1.4
        Human Resources........................      723,017     0.5
        Insurance..............................    8,560,040     5.7
        Machinery and Engineering..............      909,573     0.6
        Manufacturing..........................    2,243,682     1.5
        Mining.................................    3,138,347     2.1
        Oil and Gas............................   14,443,177     9.7
        Paper and Forest Products..............    1,074,306     0.7
        Pharmaceuticals........................   12,131,448     8.0
        Printing and Publishing................    1,580,332     1.0
        Real Estate Development................    2,999,794     2.0
        Retail--Department Stores..............    1,271,254     0.8
        Retail--Food Stores....................    1,719,805     1.1
        Retail--Specialty Stores...............      650,381     0.4
        Telecommunications.....................   13,610,026     9.0
        Transportation.........................    1,617,330     1.1
        Utilities--Gas and Electric............    5,223,213     3.5
        Utilities--Water.......................      572,400     0.4
        Exchange Traded Fund...................    7,249,340     4.8
        Money Market Fund......................      489,338     0.3
                                                ------------   -----
        Total value of investments.............  150,714,779    99.7
        Other assets less liabilities..........      453,704     0.3
                                                ------------   -----
        Net Assets............................. $151,168,483   100.0%
                                                ------------   -----

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value,
              (Cost $116,938,215)..................... $ 150,714,779
             Receivables:
              Capital stock sold......................     1,377,776
              Dividends...............................       445,936
             Other assets.............................        14,266
                                                       -------------
              Total Assets............................   152,552,757
                                                       -------------
           Liabilities:
             Payables:
              Capital stock repurchased...............       765,831
              Investments purchased...................       408,780
              Services provided by The Bank of
               New York and Administrator.............       158,244
             Accrued expenses and other liabilities...        51,419
                                                       -------------
              Total Liabilities.......................     1,384,274
                                                       -------------
           Net Assets:................................ $ 151,168,483
                                                       -------------
           Sources of Net Assets:
             Capital stock @ par...................... $      15,296
             Paid in capital..........................   220,060,992
             Undistributed net investment income......        44,948
             Accumulated net realized loss on
              investments and foreign currency
              transactions............................  (102,824,661)
             Net unrealized appreciation on
              investments and foreign currency
              denominated assets and liabilities......    33,871,908
                                                       -------------
           Net Assets................................. $ 151,168,483
                                                       -------------
           Institutional Shares:
             Net assets............................... $ 144,907,751
                                                       -------------
             Shares outstanding.......................    14,654,848
                                                       -------------
             Net asset value, offering price and
              repurchase price per share.............. $        9.89
                                                       -------------
           Investor Shares:
             Net assets............................... $   6,260,732
                                                       -------------
             Shares outstanding.......................       640,725
                                                       -------------
             Net asset value, offering price and
              repurchase price per share.............. $        9.77
                                                       -------------
           Institutional Shares authorized @ $.001 par
            value.....................................   200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................   200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $265,782)................................ $ 2,929,280
            Interest.....................................     163,662
                                                          -----------
             Total Income................................   3,092,942
                                                          -----------
          Expenses:
            Advisory.....................................     935,306
            Administration...............................     242,069
            Transfer agent...............................     115,087
            Custodian....................................     110,886
            Accounting services..........................      60,778
            Registration and filings.....................      28,864
            Legal........................................      24,881
            Reports to shareholders......................      19,438
            Audit........................................      17,037
            12b-1 fee--Investor Shares...................      14,052
            Directors....................................      11,050
            Insurance....................................       2,947
            Cash management..............................       1,125
            Other........................................      18,219
                                                          -----------
             Total Expenses..............................   1,601,739
                                                          -----------
             Net Investment Income.......................   1,491,203
                                                          -----------
          Realized and Unrealized
           Gain(Loss) on Investments and
           Foreign Currency Transactions:
            Net realized loss on:
             Investments.................................  (2,574,309)
             Foreign currency transactions...............    (129,011)
                                                          -----------
            Net realized loss on investments and foreign
             currency transactions.......................  (2,703,320)
                                                          -----------
            Increase (decrease) in unrealized
             appreciation/depreciation on:
             Investments.................................  39,844,809
             Foreign currency denominated assets and
              liabilities................................      30,339
                                                          -----------
            Net unrealized gain on investments and
             foreign currency denominated assets and
             liabilities.................................  39,875,148
                                                          -----------
            Net realized and unrealized gain on
             investments and foreign currency
             transactions................................  37,171,828
                                                          -----------
            Net increase in net assets resulting from
             operations.................................. $38,663,031
                                                          -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statements of Changes in Net Assets

                                                                                                Year Ended December 31,
                                                                                             ----------------------------
                                                                                                  2003           2002
                                                                                             -------------  -------------
Operations:
  Net investment income..................................................................... $   1,491,203  $     993,506
  Net realized loss on investments and foreign currency transactions........................    (2,703,320)   (32,465,276)
  Increase (decrease) in unrealized appreciation/depreciation on investments and foreign
   currency denominated assets and liabilities..............................................    39,875,148     (1,523,069)
                                                                                             -------------  -------------
   Net increase (decrease) in net assets resulting from operations..........................    38,663,031    (32,994,839)
                                                                                             -------------  -------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares................................    (1,153,937)            --
                         Investor Shares....................................................       (37,188)            --
                                                                                             -------------  -------------
                                                                                                (1,191,125)            --
                                                                                             -------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares....................................   109,985,324    391,762,414
                     Investor Shares........................................................     4,918,046      9,464,888
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares............       309,609             --
                                    Investor Shares.........................................        37,120             --
  Value of capital stock repurchased: Institutional Shares..................................  (116,899,622)  (416,657,709)
                      Investor Shares.......................................................    (5,505,304)    (8,489,979)
                                                                                             -------------  -------------
  Net decrease in net assets resulting from capital stock transactions......................    (7,154,827)   (23,920,386)
                                                                                             -------------  -------------
   Increase (decrease) in Net Assets........................................................    30,317,079    (56,915,225)
Net Assets:
  Beginning of year.........................................................................   120,851,404    177,766,629
                                                                                             -------------  -------------
  End of year (includes undistributed net investment income of $44,948 at December 31, 2003 and undistributed net investment loss of $126,119 at December 31, 2002).................. $ 151,168,483  $ 120,851,404
                                                                                             -------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares.........................................................    14,030,013     45,248,624
        Investor Shares.....................................................................       646,600      1,169,503
  Shares issued on reinvestment of dividends: Institutional Shares..........................        32,420             --
                            Investor Shares.................................................         3,936             --
  Shares repurchased: Institutional Shares..................................................   (15,103,204)   (47,997,232)
             Investor Shares................................................................      (706,663)    (1,050,017)
                                                                                             -------------  -------------
   Net decrease.............................................................................    (1,096,898)    (2,629,122)
  Shares outstanding, beginning of year.....................................................    16,392,471     19,021,593
                                                                                             -------------  -------------
  Shares outstanding, end of year...........................................................    15,295,573     16,392,471
                                                                                             -------------  -------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Financial Highlights

                                                               Institutional Shares
                                            ------------------------------------------------------
                                                              Year Ended December 31,
                                            ------------------------------------------------------
                                              2003       2002       2001        2000          1999
                                            --------  --------   --------   --------      --------
PER SHARE DATA:
Net asset value at beginning of year....... $   7.38  $   9.35   $  12.50   $  17.70      $  12.90
                                            --------  --------   --------   --------      --------
Gain (loss) from investment operations
Net investment income......................     0.10      0.06       0.02         --/(1)/       --/(1)/
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions.............................     2.49     (2.03)     (3.17)     (4.23)         5.55
                                            --------  --------   --------   --------      --------
 Total from investment operations..........     2.59     (1.97)     (3.15)     (4.23)         5.55
                                            --------  --------   --------   --------      --------
Dividends and distributions
Dividends from net investment income.......    (0.08)       --         --      (0.01)        (0.03)
Distributions from capital gains...........       --        --         --      (0.96)        (0.72)
                                            --------  --------   --------   --------      --------
 Total dividends and distributions.........    (0.08)       --         --      (0.97)        (0.75)
                                            --------  --------   --------   --------      --------
Net asset value at end of year............. $   9.89  $   7.38   $   9.35   $  12.50      $  17.70
                                            --------  --------   --------   --------      --------
TOTAL RETURN:..............................    35.13%   (21.07)%   (25.20)%   (23.99)%       43.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).. $144,908  $115,773   $172,417   $268,147      $273,597
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................     1.31%     1.44%      1.27%      1.22%         1.24%
 Expenses, prior to waiver from The Bank of
   New York................................     1.31%     1.44%      1.27%      1.22%         1.24%
 Net investment income, net of waiver from
   The Bank of New York....................     1.24%     0.66%      0.19%        --/(2)/     0.01%
Portfolio turnover rate....................      101%      307%       169%        86%           84%

(1)Less than $0.01 per share.
(2)Less than 0.01%.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                                       Investor Shares
                                                       ---------------------------------------------
                                                                   Year Ended December 31,
                                                       ---------------------------------------------
                                                        2003     2002      2001      2000      1999
                                                       ------  -------   -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year.................. $ 7.29  $  9.27   $ 12.38   $ 17.59   $ 12.84
                                                       ------  -------   -------   -------   -------
Gain (loss) from investment operations
Net investment income (loss)..........................   0.08     0.03     (0.01)    (0.03)    (0.04)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions...................   2.46    (2.01)    (3.10)    (4.21)     5.51
                                                       ------  -------   -------   -------   -------
 Total from investment operations.....................   2.54    (1.98)    (3.11)    (4.24)     5.47
                                                       ------  -------   -------   -------   -------
Dividends and distributions
Dividends from net investment income..................  (0.06)      --        --     (0.01)       --
Distributions from capital gains......................     --       --        --     (0.96)    (0.72)
                                                       ------  -------   -------   -------   -------
 Total dividends and distributions....................  (0.06)      --        --     (0.97)    (0.72)
                                                       ------  -------   -------   -------   -------
Net asset value at end of year........................ $ 9.77  $  7.29   $  9.27   $ 12.38   $ 17.59
                                                       ------  -------   -------   -------   -------
TOTAL RETURN:.........................................  34.85%  (21.36)%  (25.12)%  (24.19)%   43.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $6,260  $ 5,081   $ 5,350   $ 7,583   $12,010
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York...............................   1.56%    1.69%     1.52%     1.43%     1.52%
 Expenses, prior to waiver from
   The Bank of New York...............................   1.56%    1.69%     1.52%     1.43%     1.55%
 Net investment income (loss), net of waiver from
   The Bank of New York...............................   1.01%    0.37%    (0.09)%   (0.20)%   (0.27)%
Portfolio turnover rate...............................    101%     307%      169%       86%       84%

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         December 31, 2003

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks--97.6%
          Advertising and Marketing Services--0.2%
    900   Monster Worldwide, Inc.*... $   19,764
  1,700   Omnicom Group, Inc.........    148,461
  3,600   The Interpublic Group of
          Cos., Inc.*................     56,160
                                      ----------
                                         224,385
                                      ----------
          Aerospace and Defense--1.5%
  1,750   General Dynamics Corp......    158,183
  1,050   Goodrich Corp..............     31,175
  4,000   Lockheed Martin Corp.......    205,600
  1,617   Northrop Grumman Corp......    154,585
  3,600   Raytheon Co................    108,144
  1,550   Rockwell Collins, Inc......     46,547
  7,450   The Boeing Co..............    313,943
  4,200   United Technologies Corp...    398,033
                                      ----------
                                       1,416,210
                                      ----------
          Agricultural--0.1%
  2,242   Monsanto Co................     64,525
                                      ----------
          Airlines--0.1%
  1,000   Delta Air Lines, Inc.......     11,810
  6,925   Southwest Airlines Co......    111,770
                                      ----------
                                         123,580
                                      ----------
          Aluminum, Steel and Other Metals--0.5%
  7,656   Alcoa, Inc.................    290,927
    650   Allegheny Technologies,
          Inc........................      8,593
  1,600   Freeport-McMoRan Copper
          & Gold, Inc., Class B......     67,408

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
    750   Nucor Corp............... $   42,000
    850   Phelps Dodge Corp.*......     64,677
    935   United States Steel Corp.     32,744
                                    ----------
                                       506,349
                                    ----------
          Automotive--1.2%
  2,350   AutoNation, Inc.*........     43,170
    850   AutoZone, Inc.*..........     72,429
  1,300   Dana Corp................     23,855
  4,900   Delphi Corp..............     50,029
 16,097   Ford Motor Co............    257,551
  4,950   General Motors Corp......    264,329
  2,700   Harley-Davidson, Inc.....    128,331
    850   Johnson Controls, Inc....     98,702
    650   Navistar International
          Corp.*...................     31,129
  1,075   PACCAR, Inc..............     91,504
  1,139   Visteon Corp.............     11,857
                                    ----------
                                     1,072,886
                                    ----------
          Banking and Finance--7.8%
  3,100   AmSouth Bancorp..........     75,950
 13,150   Bank of America Corp.....  1,057,654
  9,850   Bank One Corp............    449,062
  4,850   BB&T Corp................    187,404
  1,932   Charter One Financial,
          Inc......................     66,751
  1,550   Comerica, Inc............     86,893
  5,023   Fifth Third Bancorp......    296,859
  1,150   First Tennessee National
          Corp.....................     50,715

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2003

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  9,305   FleetBoston Financial
          Corp..................... $  406,163
  1,350   Golden West Financial
          Corp.....................    139,307
  1,955   Huntington Bancshares,
          Inc......................     43,988
 18,000   J.P. Morgan Chase & Co...    661,139
  3,650   KeyCorp..................    107,018
  1,950   Marshall & Ilsley Corp...     74,588
  3,750   Mellon Financial Corp....    120,413
  5,350   National City Corp.......    181,579
  1,350   North Fork Bancorp., Inc.     54,635
  1,900   Northern Trust Corp......     88,198
  1,950   Regions Financial Corp...     72,540
  2,900   SouthTrust Corp..........     94,917
  2,950   State Street Corp........    153,636
  2,450   SunTrust Banks, Inc......    175,175
  6,850   The Bank of New York Co.,
          Inc......................    226,872
 16,991   U.S. Bancorp.............    505,991
  1,625   Union Planters Corp......     51,171
 11,700   Wachovia Corp............    545,102
  7,950   Washington Mutual, Inc...    318,954
 14,900   Wells Fargo & Co.........    877,460
    850   Zions Bancorp............     52,131
                                    ----------
                                     7,222,265
                                    ----------

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Beverages, Food and Tobacco--5.1%
    300   Adolph Coors Co.,
          Class B.................... $   16,830
 17,950   Altria Group, Inc..........    976,839
  7,150   Anheuser-Busch Cos., Inc...    376,662
  5,683   Archer-Daniels-Midland
          Co.........................     86,495
    600   Brown-Forman Corp.,
          Class B....................     56,070
  3,550   Campbell Soup Co...........     95,140
  4,000   Coca-Cola Enterprises, Inc.     87,480
  4,700   ConAgra Foods, Inc.........    124,033
  3,300   General Mills, Inc.........    149,490
  3,100   H.J. Heinz Co..............    112,933
  1,200   Hershey Foods Corp.........     92,388
  3,550   Kellogg Co.................    135,184
  1,150   McCormick & Co., Inc.......     34,615
 11,100   McDonald's Corp............    275,613
 15,175   PepsiCo, Inc...............    707,459
    800   R.J. Reynolds Tobacco
          Holdings, Inc..............     46,520
  1,200   SUPER VALU, INC............     34,308
 21,600   The Coca-Cola Co...........  1,096,199
  2,300   The Pepsi Bottling Group,
          Inc........................     55,614
  1,450   UST, Inc...................     51,751
  1,950   Wm. Wrigley Jr. Co.........    109,610
                                      ----------
                                       4,721,233
                                      ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2003

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Biosciences--1.0%
 11,390   Amgen, Inc.*................ $  703,902
  2,880   Biogen Idec, Inc.*..........    105,926
  1,650   Chiron Corp.*...............     94,034
                                       ----------
                                          903,862
                                       ----------
          Building and Building Products--1.1%
  2,250   Ecolab, Inc.................     61,583
  2,202   Georgia-Pacific Group.......     67,535
    850   Louisiana-Pacific Corp.*....     15,198
  4,050   Masco Corp..................    111,010
 20,050   The Home Depot, Inc.........    711,574
  1,300   The Sherwin-Williams Co.....     45,162
    950   Vulcan Materials Co.........     45,192
                                       ----------
                                        1,057,254
                                       ----------
          Business Equipment and Services--0.3%
  1,250   Convergys Corp.*............     21,825
  1,150   Lexmark International, Inc.*     90,436
  2,050   Pitney Bowes, Inc...........     83,271
  6,900   Xerox Corp.*................     95,220
                                       ----------
                                          290,752
                                       ----------
          Chemicals--1.3%
  2,000   Air Products and Chemicals,
          Inc.........................    105,660
    650   Ashland, Inc................     28,639
  8,750   duPont (E.I.) de Nemours &
          Co..........................    401,537
    650   Eastman Chemical Co.........     25,695
    400   Great Lakes Chemical
          Corp........................     10,876
    900   Hercules, Inc.*.............     10,980

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  1,500   PPG Industries, Inc........ $   96,030
  2,900   Praxair, Inc...............    110,780
  1,950   Rohm and Haas Co...........     83,285
    600   Sigma-Aldrich Corp.........     34,308
  8,072   The Dow Chemical Co........    335,553
                                      ----------
                                       1,243,343
                                      ----------
          Communications, Media and
          Entertainment--3.0%
  5,400   Clear Channel
          Communications, Inc........    252,882
 19,782   Comcast Corp., Class A*....    650,234
  2,450   Gannett Co., Inc...........    218,442
    400   Meredith Corp..............     19,524
  1,700   The McGraw-Hill Cos.,
          Inc........................    118,864
 39,825   Time Warner, Inc*..........    716,451
  2,850   Univision Communications,
          Inc.*......................    113,117
 15,370   Viacom, Inc., Class B......    682,121
                                      ----------
                                       2,771,635
                                      ----------
          Computer Services--1.2%
  1,650   Computer Sciences
          Corp.*.....................     72,980
  3,350   Compuware Corp.*...........     20,234
  5,700   eBay, Inc.*................    368,162
  4,150   Electronic Data Systems
          Corp.......................    101,841
  1,800   Intuit, Inc.*..............     95,238
  3,000   Network Appliance, Inc.*...     61,590
  2,550   SunGard Data Systems, Inc.*     70,661

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2003

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  2,900   Unisys Corp.*............. $   43,065
  5,750   Yahoo!, Inc.*.............    259,728
                                     ----------
                                      1,093,499
                                     ----------
          Computers--Micro--3.2%
  3,150   Apple Computer, Inc.*.....     67,316
 22,600   Dell, Inc.*...............    767,496
  2,850   Gateway, Inc.*............     13,110
 26,871   Hewlett-Packard Co........    617,227
 15,200   International Business
          Machines Corp. (IBM)......  1,408,735
 28,750   Sun Microsystems, Inc.*...    129,088
                                     ----------
                                      3,002,972
                                     ----------
          Computers--Software and
          Peripherals--5.8%
  2,050   Adobe Systems, Inc........     80,565
    900   Autodesk, Inc.............     22,122
  1,950   BMC Software, Inc.*.......     36,368
 60,850   Cisco Systems, Inc.*......  1,478,046
  1,350   Citrix Systems, Inc.*.....     28,634
  5,050   Computer Associates
          International, Inc........    138,067
  2,650   Electronic Arts, Inc.*....    126,617
 21,100   EMC Corp.*................    272,611
    800   Mercury Interactive Corp.*     38,912
 95,300   Microsoft Corp............  2,624,561
    800   NCR Corp.*................     31,040
  1,400   NVIDIA Corp.*.............     32,550
  2,250   Parametric Technology
          Corp.*....................      8,865
  3,300   PeopleSoft, Inc.*.........     75,240
  4,350   Siebel Systems, Inc.*.....     60,335

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  2,700   Symantec Corp.*.......... $   93,555
  3,800   VERITAS Software Corp.*..    141,208
  3,000   Xilinx, Inc.*............    116,220
                                    ----------
                                     5,405,516
                                    ----------
          Conglomerates--3.0%
 88,500   General Electric Co......  2,741,730
  1,200   Textron, Inc.............     68,472
                                    ----------
                                     2,810,202
                                    ----------
          Consumer Goods and Services--0.8%
    500   American Greetings Corp.,
          Class A*.................     10,935
  1,000   Avery Dennison Corp......     56,020
    750   Brunswick Corp...........     23,873
  8,850   Cendant Corp.*...........    197,089
  2,450   Eastman Kodak Co.........     62,892
  1,300   Fortune Brands, Inc......     92,937
  1,500   Hasbro, Inc..............     31,920
  3,700   Mattel, Inc..............     71,299
  6,900   Sara Lee Corp............    149,799
    450   Tupperware Corp..........      7,803
                                    ----------
                                       704,567
                                    ----------
          Containers and Packaging--0.1%
    550   Ball Corp................     32,764
    450   Bemis Co., Inc...........     22,500
  1,300   Pactiv Corp.*............     31,070
    800   Sealed Air Corp.*........     43,312
                                    ----------
                                       129,646
                                    ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2003

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Data Processing Systems--0.7%
  5,250   Automatic Data Processing,
          Inc........................ $  207,953
  6,400   First Data Corp............    262,976
  1,700   Fiserv, Inc.*..............     67,167
  3,325   Paychex, Inc...............    123,690
                                      ----------
                                         661,786
                                      ----------
          Education--0.1%
  1,550   Apollo Group, Inc.,
          Class A*...................    105,400
                                      ----------
          Electronic Equipment and
          Components--4.8%
  3,050   Advanced Micro Devices,
          Inc.*......................     45,445
  4,183   Agilent Technologies, Inc.*    122,311
  3,250   Altera Corp.*..............     73,775
  1,700   American Power Conversion
          Corp.......................     41,565
  3,200   Analog Devices, Inc.*......    146,080
 14,650   Applied Materials, Inc.*...    328,892
  2,700   Applied Micro Circuits
          Corp.*.....................     16,146
    850   Cooper Industries, Ltd.....     49,241
  3,700   Emerson Electric Co........    239,574
 57,550   Intel Corp.................  1,853,109
  3,050   International Game
          Technology.................    108,885
  1,750   Jabil Circuit, Inc.*.......     49,525
  1,700   KLA-Tencor Corp.*..........     99,739
  2,700   Linear Technology Corp.....    113,589
  3,300   LSI Logic Corp.*...........     29,271

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  2,900   Maxim Integrated Products,
          Inc....................... $  144,420
  5,300   Micron Technology, Inc.*..     71,391
  1,650   Molex, Inc................     57,569
  1,600   National Semiconductor
          Corp.*....................     63,056
  1,350   Novellus Systems, Inc.*...     56,768
  1,500   PMC--Sierra, Inc.*........     30,225
    650   Power-One, Inc.*..........      7,040
    800   QLogic Corp.*.............     41,280
  1,600   Rockwell Automation, Inc..     56,960
  4,500   Sanmina-SCI Corp.*........     56,745
  7,350   Solectron Corp.*..........     43,439
  2,000   Symbol Technologies, Inc..     33,780
    700   Tektronix, Inc............     22,120
  1,650   Teradyne, Inc.*...........     41,993
 15,200   Texas Instruments, Inc....    446,575
    450   Thomas & Betts Corp.*.....     10,301
                                     ----------
                                      4,500,809
                                     ----------
          Financial Services--8.1%
  1,000   Ambac Financial Group,
          Inc.......................     69,390
 11,350   American Express Co.......    547,410
  2,000   Capital One Financial
          Corp......................    122,580
 45,526   Citigroup, Inc............  2,209,831
  4,100   Concord EFS, Inc.*........     60,844
  1,633   Countrywide Credit
          Industries, Inc...........    123,863
    450   Deluxe Corp...............     18,599
  1,150   Equifax, Inc..............     28,175
  8,550   Fannie Mae................    641,762

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2003

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
    900   Federated Investors, Inc.,
          Class B.................... $   26,424
  2,200   Franklin Resources, Inc....    114,532
  6,150   Freddie Mac................    358,668
  1,600   H&R Block, Inc.............     88,592
  2,050   Janus Capital Group, Inc...     33,641
  2,500   John Hancock Financial
          Services, Inc..............     93,750
  2,400   Lehman Brothers Holdings,
          Inc........................    185,328
  4,700   Marsh & McLennan Cos.,
          Inc........................    225,083
  1,325   MBIA, Inc..................     78,480
 11,225   MBNA Corp..................    278,941
  8,350   Merrill Lynch & Co., Inc...    489,728
    900   MGIC Investment Corp.......     51,246
  1,350   Moody's Corp...............     81,743
  9,600   Morgan Stanley.............    555,551
  2,500   PNC Financial Services
          Group......................    136,825
  2,550   Providian Financial
          Corp.*.....................     29,682
  4,000   SLM Corp...................    150,720
  2,600   Synovus Financial Corp.....     75,192
  1,100   T. Rowe Price Group, Inc...     52,151
    850   The Bear Stearns Cos., Inc.     67,958
 11,950   The Charles Schwab Corp....    141,488
  4,250   The Goldman Sachs Group,
          Inc........................    419,603
                                      ----------
                                       7,557,780
                                      ----------

Number of
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
          Forest and Paper Products--0.4%
    750   Boise Cascade Corp.......... $ 24,645
  4,235   International Paper Co......  182,570
  1,741   MeadWestvaco Corp...........   51,795
    450   Temple-Inland, Inc..........   28,202
  2,000   Weyerhaeuser Co.............  128,000
                                       --------
                                        415,212
                                       --------
          Health and Medical Facilities--0.1%
    900   Quest Diagnostics, Inc.*....   65,799
                                       --------
          Health Care Products and Services--6.2%
 13,800   Abbott Laboratories.........  643,079
  1,200   Allergan, Inc...............   92,172
  1,250   Anthem, Inc.*...............   93,750
  1,800   Applera Corp.--Applied
          Biosystems Group............   37,278
    450   Bausch & Lomb, Inc..........   23,355
  5,400   Baxter International, Inc...  164,808
  2,200   Becton, Dickinson & Co......   90,508
  2,212   Biomet, Inc.................   80,539
  7,200   Boston Scientific Corp.*....  264,672
    450   C. R. Bard, Inc.............   36,563
  3,875   Cardinal Health, Inc........  236,995
    750   Express Scripts, Inc.*......   49,823
  1,950   Genzyme Corp., General
          Division*...................   96,213
  2,750   Guidant Corp................  165,550
  4,400   HCA, Inc....................  189,024
  2,050   Health Management
          Associates, Inc., Class A...   49,200
  1,400   Humana, Inc.*...............   31,990
  2,050   IMS Health, Inc.............   50,963

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2003

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
 26,192   Johnson & Johnson............ $1,353,078
    750   Manor Care, Inc..............     25,928
  2,500   McKesson Corp................     80,400
 10,650   Medtronic, Inc...............    517,696
  1,550   St. Jude Medical, Inc.*......     95,093
  1,750   Stryker Corp.................    148,768
  4,000   Tenet Healthcare Corp.*......     64,200
  5,150   UnitedHealth Group, Inc......    299,627
  1,350   WellPoint Health Networks,
          Inc.*........................    130,937
 11,700   Wyeth........................    496,664
  2,190   Zimmer Holdings, Inc.*.......    154,176
                                        ----------
                                         5,763,049
                                        ----------
          Homebuilders--0.2%
    550   Centex Corp..................     59,208
    400   KB HOME......................     29,008
    600   Pulte Homes, Inc.............     56,172
                                        ----------
                                           144,388
                                        ----------
          Hotels and Gaming--0.3%
  1,000   Harrah's Entertainment,
          Inc..........................     49,770
  3,300   Hilton Hotels Corp...........     56,529
  2,000   Marriott International, Inc.,
          Class A......................     92,400
  1,750   Starwood Hotels & Resorts
          Worldwide, Inc...............     62,948
                                        ----------
                                           261,647
                                        ----------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Household and Personal Care
          Products--2.6%
    500   Alberto-Culver Co.,
          Class B................... $   31,540
  2,150   Avon Products, Inc........    145,104
  4,750   Colgate-Palmolive Co......    237,738
    850   International Flavors &
          Fragrances, Inc...........     29,682
  4,500   Kimberly-Clark Corp.......    265,905
  1,650   Leggett & Platt, Inc......     35,690
    650   Maytag Corp...............     18,103
  1,900   The Clorox Co.............     92,264
  8,900   The Gillette Co...........    326,896
 11,500   The Procter & Gamble Co...  1,148,619
    600   Whirlpool Corp............     43,590
                                     ----------
                                      2,375,131
                                     ----------
          Human Resources--0.0%
  1,500   Robert Half International,
          Inc.*.....................     35,010
                                     ----------
          Insurance--4.3%
  2,500   ACE Ltd...................    103,550
  1,400   Aetna, Inc................     94,612
  4,550   AFLAC, Inc................    164,619
 23,050   American International
          Group, Inc................  1,527,753
  2,750   Aon Corp..................     65,835
  1,250   CIGNA Corp................     71,875
  1,400   Cincinnati Financial Corp.     58,632
  1,275   Jefferson-Pilot Corp......     64,579
  1,550   Lincoln National Corp.....     62,574

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2003

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  1,650   Loews Corp................. $   81,593
  6,650   MetLife, Inc...............    223,905
  2,850   Principal Financial Group,
          Inc........................     94,250
  4,800   Prudential Financial, Inc..    200,495
  1,250   SAFECO Corp................     48,663
  6,200   The Allstate Corp..........    266,723
  1,650   The Chubb Corp.............    112,365
  2,550   The Hartford Financial
          Services Group, Inc........    150,527
  1,900   The Progressive Corp.......    158,821
  2,000   The St. Paul Cos., Inc.....     79,300
    950   Torchmark Corp.............     43,263
  8,808   Travelers Property Casualty
          Corp., Class B.............    149,472
  2,600   UnumProvident Corp.........     41,002
  1,250   XL Capital Ltd., Class A...     96,938
                                      ----------
                                       3,961,346
                                      ----------
          Machinery and Engineering--0.7%
  3,050   Caterpillar, Inc...........    253,211
    350   Cummins, Inc...............     17,129
  2,100   Deere & Co.................    136,605
    650   Eaton Corp.................     70,187
    750   Fluor Corp.................     29,730
  1,500   Ingersoll-Rand Co.,
          Class A....................    101,820
                                      ----------
                                         608,682
                                      ----------
          Manufacturing--2.3%
  6,900   3M Co......................    586,706
    700   American Standard Cos.,
          Inc.*......................     70,490
  1,500   Cintas Corp................     75,195

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
    500   Crane Co..................... $   15,370
  1,400   Danaher Corp.................    128,450
  1,750   Dover Corp...................     69,563
  7,600   Honeywell International, Inc.    254,068
  2,750   Illinois Tool Works, Inc.....    230,753
    850   ITT Industries, Inc..........     63,079
  2,350   Newell Rubbermaid, Inc.......     53,510
  1,100   Pall Corp....................     29,513
  1,100   Parker-Hannifin Corp.........     65,450
 17,560   Tyco International Ltd.......    465,339
  1,100   Waters Corp.*................     36,476
    700   Worthington Industries,
          Inc..........................     12,621
                                        ----------
                                         2,156,583
                                        ----------
          Mining--0.2%
  3,850   Newmont Mining Corp..........    187,149
                                        ----------
          Networking Products--0.7%
  4,150   CIENA Corp.*.................     27,556
  3,250   Novell, Inc.*................     34,190
 46,000   Oracle Corp.*................    607,200
                                        ----------
                                           668,946
                                        ----------
          Oil and Gas--5.9%
    850   Amerada Hess Corp............     45,195
  2,263   Anadarko Petroleum
          Corp.........................    115,436
  1,444   Apache Corp..................    117,108
  2,950   Baker Hughes, Inc............     94,872
  1,400   BJ Services Co.*.............     50,260
  1,750   Burlington Resources, Inc....     96,915
  9,458   ChevronTexaco Corp...........    817,076
  6,006   ConocoPhillips...............    393,812

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2003

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  2,100   Devon Energy Corp.......... $  120,246
  3,250   Dynegy, Inc.*..............     13,910
  5,330   El Paso Corp...............     43,653
  1,100   Engelhard Corp.............     32,945
  1,050   EOG Resources, Inc.........     48,479
 58,300   Exxon Mobil Corp...........  2,390,299
  3,800   Halliburton Co.............     98,800
    850   Kerr-McGee Corp............     39,517
  2,750   Marathon Oil Corp..........     90,998
  1,300   Nabors Industries, Ltd.*...     53,950
    350   NICOR, Inc.................     11,914
  1,200   Noble Corp.*...............     42,936
  3,350   Occidental Petroleum
          Corp.......................    141,504
    300   Peoples Energy Corp........     12,612
    750   Rowan Cos., Inc.*..........     17,378
  5,200   Schlumberger Ltd...........    284,543
  1,950   Sempra Energy..............     58,617
    650   Sunoco, Inc................     33,248
  4,550   The Williams Cos., Inc.....     44,681
  2,800   Transocean, Inc.*..........     67,228
  2,300   Unocal Corp................     84,709
                                      ----------
                                       5,462,841
                                      ----------
          Pharmaceuticals--5.6%
  1,050   AmerisourceBergen Corp.....     58,958
 17,100   Bristol-Myers Squibb Co....    489,060
  9,900   Eli Lilly & Co.............    696,267
  3,200   Forest Laboratories, Inc.*.    197,760
  2,066   King Pharmaceuticals, Inc.*     31,527
  2,347   Medco Health Solutions,
          Inc.*......................     79,775

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  2,135   MedImmune, Inc.*.......... $   54,229
 19,600   Merck & Co., Inc..........    905,519
 67,285   Pfizer, Inc...............  2,377,178
 12,900   Schering-Plough Corp......    224,331
  1,000   Watson Pharmaceuticals,
          Inc.*.....................     46,000
                                     ----------
                                      5,160,604
                                     ----------
          Publishing--0.4%
    700   Dow Jones & Co., Inc......     34,895
    750   Knight-Ridder, Inc........     58,028
  1,000   R. R. Donnelley & Sons
          Co........................     30,150
  1,350   The New York Times Co.,
          Class A...................     64,517
  2,775   Tribune Co................    143,189
                                     ----------
                                        330,779
                                     ----------
          Real Estate Investment Trusts--0.4%
    850   Apartment Investment &
          Management Co., Class A...     29,325
  3,500   Equity Office Properties
          Trust.....................    100,274
  2,450   Equity Residential........     72,300
  1,600   Plum Creek Timber Co.,
          Inc.......................     48,720
  1,550   ProLogis..................     49,740
  1,685   Simon Property Group, Inc.     78,083
                                     ----------
                                        378,442
                                     ----------
          Resorts and Entertainment--0.5%
 17,950   The Walt Disney Co........    418,774
                                     ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2003

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Retail--Apparel and Shoes--0.6%
  1,150   Jones Apparel Group, Inc.... $   40,515
  4,500   Limited Brands, Inc.........     81,135
    900   Liz Claiborne, Inc..........     31,914
  2,300   NIKE, Inc., Class B.........    157,458
  1,200   Nordstrom, Inc..............     41,160
    500   Reebok International Ltd....     19,660
  7,850   The GAP, Inc................    182,198
    900   V.F. Corp...................     38,916
                                       ----------
                                          592,956
                                       ----------
          Retail--Department Stores--0.5%
    650   Dillard's, Inc..............     10,699
  1,550   Federated Department Stores,
          Inc.........................     73,052
  2,400   J. C. Penney Co., Inc.
          (Holding Co.)...............     63,072
  3,000   Kohl's Corp.*...............    134,819
  2,200   Sears, Roebuck & Co.........    100,078
  2,550   The May Department Stores
          Co..........................     74,129
                                       ----------
                                          455,849
                                       ----------
          Retail--Discount Stores--2.9%
    950   Big Lots, Inc.*.............     13,500
  4,050   Costco Wholesale Corp.*.....    150,579
  2,912   Dollar General Corp.........     61,123
  1,500   Family Dollar Stores, Inc...     53,820
  8,000   Target Corp.................    307,200
  4,400   The TJX Cos., Inc...........     97,020
 38,200   Wal-Mart Stores, Inc........  2,026,509
                                       ----------
                                        2,709,751
                                       ----------

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Retail--Food Stores--0.3%
  3,200   Albertson's, Inc............ $   72,480
  3,800   Safeway, Inc.*..............     83,258
  6,500   The Kroger Co.*.............    120,315
  1,150   Winn-Dixie Stores, Inc......     11,443
                                       ----------
                                          287,496
                                       ----------
          Retail--Restaurants--0.3%
  1,450   Darden Restaurants, Inc.....     30,508
  3,400   Starbucks Corp.*............    112,404
    950   Wendy's International, Inc..     37,278
  2,600   Yum! Brands, Inc.*..........     89,440
                                       ----------
                                          269,630
                                       ----------
          Retail--Specialty Stores--1.5%
  2,650   Bed Bath & Beyond, Inc.*....    114,878
  2,850   Best Buy Co., Inc.*.........    148,884
  1,800   Circuit City Stores-Circuit
          City Group..................     18,234
  3,450   CVS Corp....................    124,614
  6,900   Lowe's Cos., Inc............    382,190
  2,750   Office Depot, Inc.*.........     45,953
  1,450   RadioShack Corp.............     44,486
  4,350   Staples, Inc.*..............    118,755
  1,300   Tiffany & Co................     58,760
  1,850   Toys "R" Us, Inc.*..........     23,384
  9,050   Walgreen Co.................    329,239
                                       ----------
                                        1,409,377
                                       ----------
          Retail and Wholesale Distribution--0.3%
  1,550   Genuine Parts Co............     51,460
  5,650   SYSCO Corp..................    210,349
    850   W.W. Grainger, Inc..........     40,282
                                       ----------
                                          302,091
                                       ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2003

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Telecommunications--4.7%
  7,000   ADC Telecommunications,
          Inc.*..................... $   20,790
  2,800   ALLTEL Corp...............    130,424
  1,350   Andrew Corp.*.............     15,539
  6,889   AT&T Corp.................    139,847
 23,899   AT&T Wireless Services,
          Inc.*.....................    190,953
  4,037   Avaya, Inc.*..............     52,239
 16,250   BellSouth Corp............    459,874
  2,650   Broadcom Corp., Class A*..     90,339
  1,300   CenturyTel, Inc...........     42,406
  2,500   Citizens Communications
          Co.*......................     31,050
  1,650   Comverse Technology, Inc.*     29,024
 11,650   Corning, Inc.*............    121,510
 12,600   JDS Uniphase Corp.*.......     45,990
 36,950   Lucent Technologies, Inc.*    104,938
 20,500   Motorola, Inc.............    288,435
  9,650   Nextel Communications,
          Inc.*.....................    270,779
  7,050   QUALCOMM, Inc.............    380,207
 15,559   Qwest Communications
          International, Inc.*......     67,215
 29,100   SBC Communications,
          Inc.......................    758,636
  1,300   Scientific-Atlanta, Inc...     35,490
  7,950   Sprint Corp. (FON Group)..    130,539
  9,100   Sprint Corp. (PCS Group)*.     51,142
  3,600   Tellabs, Inc.*............     30,348
 24,366   Verizon Communications,
          Inc.......................    854,758
                                     ----------
                                      4,342,472
                                     ----------

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Tire and Rubber--0.0%
    600   Cooper Tire & Rubber
          Co.......................... $   12,828
  1,500   The Goodyear Tire &
          Rubber Co.*.................     11,790
                                       ----------
                                           24,618
                                       ----------
          Tools and Instruments--0.2%
    400   Millipore Corp.*............     17,220
  1,100   PerkinElmer, Inc............     18,777
    450   Snap-on, Inc................     14,508
    650   The Black & Decker
          Corp........................     32,058
    700   The Stanley Works...........     26,509
  1,400   Thermo Electron Corp.*......     35,280
                                       ----------
                                          144,352
                                       ----------
          Transportation--1.5%
  3,250   Burlington Northern Santa
          Fe Corp.....................    105,138
  1,850   CSX Corp....................     66,489
  2,650   FedEx Corp..................    178,875
  3,400   Norfolk Southern Corp.......     80,410
    600   Ryder System, Inc...........     20,490
  2,300   Union Pacific Corp..........    159,804
  9,900   United Parcel Service, Inc.,
          Class B.....................    738,045
                                       ----------
                                        1,349,251
                                       ----------
          Travel Services--0.3%
  5,500   Carnival Corp...............    218,515
  1,180   Sabre Holdings Corp.........     25,476
                                       ----------
                                          243,991
                                       ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2003

Number of
 Shares                                Value
---------                             --------
          Common Stocks (Continued)
          Utilities--Gas and Electric--2.5%
  1,100   Allegheny Energy, Inc.*.... $ 14,036
  1,450   Ameren Corp................   66,700
  3,430   American Electric Power
          Co., Inc...................  104,649
  3,600   Calpine Corp.*.............   17,316
  2,600   CenterPoint Energy, Inc....   25,194
  1,550   Cinergy Corp...............   60,156
  1,400   CMS Energy Corp.*..........   11,928
  1,950   Consolidated Edison, Inc...   83,870
  1,450   Constellation Energy Group,
          Inc........................   56,782
  2,900   Dominion Resources, Inc....  185,106
  1,500   DTE Energy Co..............   59,100
  7,950   Duke Energy Corp...........  162,578
  2,850   Edison International*......   62,501
  2,000   Entergy Corp...............  114,260
  2,881   Exelon Corp................  191,182
  2,898   FirstEnergy Corp...........  102,010
  1,600   FPL Group, Inc.............  104,672
  1,400   KeySpan Corp...............   51,520
  1,100   Kinder Morgan, Inc.........   65,010
  2,257   NiSource, Inc..............   49,519
  3,600   PG&E Corp.*................   99,972
    750   Pinnacle West Capital
          Corp.......................   30,015
  1,550   PPL Corp...................   67,813
  2,191   Progress Energy, Inc.......   99,165
    150   Progress Energy, Inc. (a)*.       68
  2,050   Public Service Enterprise
          Group, Inc.................   89,790

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
   1,600  TECO Energy, Inc............ $    23,056
   5,400  The AES Corp.*..............      50,976
   6,400  The Southern Co.............     193,599
   2,850  TXU Corp....................      67,602
   3,477  Xcel Energy, Inc............      59,039
                                       -----------
                                         2,369,184
                                       -----------
          Waste Management--0.2%
   2,800  Allied Waste Industries,
          Inc.*.......................      38,864
   5,100  Waste Management, Inc.......     150,960
                                       -----------
                                           189,824
                                       -----------
          Total Common Stocks
          (Cost $78,873,045)..........  90,675,680
                                       -----------
          Exchange Traded Fund--1.0%
   8,503  Standard & Poor's Depositary
          Receipts Trust Series I
          (Cost $847,952).............     946,214
                                       -----------
Principal
 Amount
---------
          United States Government
          Agencies & Obligations--0.3%
          United States Treasury Bills--0.3%
$265,000  0.90%-0.98%, 4/15/04 +
          (Cost $264,274).............     264,326
                                       -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2003

Number of
 Shares                                      Value
---------                                 -----------
          Money Market Fund--0.9%
 890,985  ACM Institutional Reserves
          (Prime Portfolio), 0.92% (b)
          (Cost $890,985)................ $   890,985
                                          -----------
          Total Investments
          (Cost $80,876,256) (c)--
          99.8%..........................  92,777,205
          Other assets less liabilities--
          0.2%...........................     151,969
                                          -----------
          Net Assets--100.0%............. $92,929,174
                                          -----------

*  Non-income producing security.
(a)Contingent Value Obligation. Each CVO represents the right to receive contingent payments based on the performance of four synthetic fuel facilities owned by Progress Energy.
(b)Represents annualized 7 day yield at December 31, 2003.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $5,674,542 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $8,722,542 and aggregate gross unrealized depreciation of $3,048,000.
+ Coupon rate represents discounted rate at time of purchase for United States Treasury bills.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value,
              (Cost $80,876,256)...................... $ 92,777,205
             Receivables:
              Dividends...............................      123,746
              Capital stock sold......................       78,327
              Due from Advisor........................       18,553
              Variation Margin........................        2,465
              Interest................................        2,175
             Other assets.............................       13,554
                                                       ------------
              Total Assets............................   93,016,025
                                                       ------------
           Liabilities:
             Payables:
              Services provided by The Bank of New
               York and Administrator.................       27,581
              Investments purchased...................       24,919
              Capital stock repurchased...............        3,820
             Accrued expenses and other liabilities...       30,531
                                                       ------------
              Total Liabilities.......................       86,851
                                                       ------------
           Net Assets:................................ $ 92,929,174
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     12,246
             Paid in capital..........................   90,911,889
             Accumulated net realized loss on
              investments and futures.................   (9,916,957)
             Net unrealized appreciation on
              investments and futures.................   11,921,996
                                                       ------------
           Net Assets................................. $ 92,929,174
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 92,237,208
                                                       ------------
             Shares outstanding.......................   12,155,009
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       7.59
                                                       ------------
           Investor Shares:
             Net assets............................... $    691,966
                                                       ------------
             Shares outstanding.......................       91,081
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       7.60
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

           Investment Income:
             Dividends................................. $ 1,273,499
             Interest..................................      21,892
                                                        -----------
              Total Income.............................   1,295,391
                                                        -----------
           Expenses:
             Advisory..................................     181,516
             Administration............................     145,213
             Custodian.................................      87,277
             Accounting services.......................      59,965
             Transfer agent............................      30,397
             Registration and filings..................      25,033
             Audit.....................................      16,013
             Reports to shareholders...................      14,607
             Directors.................................      11,043
             Legal.....................................       1,928
             Cash management...........................       1,389
             12b-1 fee--Investor Shares................       1,002
             Other.....................................      18,231
                                                        -----------
              Total Expenses...........................     593,614
             Fees waived by The Bank of New York
              (Note 3).................................    (339,091)
                                                        -----------
              Net Expenses.............................     254,523
                                                        -----------
              Net Investment Income....................   1,040,868
                                                        -----------
           Realized and Unrealized
            Gain(loss) on Investments and
            Futures:
             Net realized gain (loss) on:
              Investments..............................  (5,893,561)
              Futures..................................      49,655
                                                        -----------
             Net realized loss on investments and
              futures..................................  (5,843,906)
                                                        -----------
             Increase (decrease) in unrealized
              appreciation/depreciation on:
              Investments..............................  22,401,603
              Futures..................................      57,414
                                                        -----------
             Net unrealized gain on investments and
              futures..................................  22,459,017
                                                        -----------
             Net realized and unrealized gain on
              investments and futures..................  16,615,111
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $17,655,979
                                                        -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statements of Changes in Net Assets

                                                                                                Year Ended December 31,
                                                                                              --------------------------
                                                                                                  2003          2002
                                                                                              ------------  ------------
Operations:
  Net investment income...................................................................... $  1,040,868  $    573,121
  Net realized loss on investments and futures...............................................   (5,843,906)   (2,036,120)
  Increase (decrease) in unrealized appreciation/depreciation
   on investments and futures................................................................   22,459,017    (8,316,489)
                                                                                              ------------  ------------
   Net increase (decrease) in net assets resulting from operations...........................   17,655,979    (9,779,488)
                                                                                              ------------  ------------
Dividends to Shareholders:
  Dividends from net investment income: Institutional Shares.................................   (1,047,905)     (567,682)
                         Investor Shares.....................................................       (4,717)         (169)
                                                                                              ------------  ------------
                                                                                                (1,052,622)     (567,851)
                                                                                              ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................................   58,926,400    49,943,035
                     Investor Shares.........................................................      643,081        44,996
  Proceeds from shares issued on reinvestment of dividends: Institutional Shares.............      839,709       446,540
                                    Investor Shares..........................................        4,717           169
  Value of capital stock repurchased: Institutional Shares...................................  (41,265,500)  (10,155,387)
                      Investor Shares........................................................     (119,185)      (15,000)
                                                                                              ------------  ------------
  Net increase in net assets resulting from capital stock transactions.......................   19,029,222    40,264,353
                                                                                              ------------  ------------
   Increase in Net Assets....................................................................   35,632,579    29,917,014
Net Assets:
  Beginning of year..........................................................................   57,296,595    27,379,581
                                                                                              ------------  ------------
  End of year (includes undistributed net investment income of $11,131 at December 31, 2002). $ 92,929,174  $ 57,296,595
                                                                                              ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................................    8,715,728     7,559,460
        Investor Shares......................................................................      102,830         7,426
  Shares issued on reinvestment of dividends: Institutional Shares...........................       95,136        70,259
                           Investor Shares...................................................          692            29
  Shares repurchased: Institutional Shares...................................................   (6,192,820)   (1,590,378)
             Investor Shares.................................................................      (17,511)       (2,385)
                                                                                              ------------  ------------
   Net increase..............................................................................    2,704,055     6,044,411
  Shares outstanding, beginning of year......................................................    9,542,035     3,497,624
                                                                                              ------------  ------------
  Shares outstanding, end of year............................................................   12,246,090     9,542,035
                                                                                              ------------  ------------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Financial Highlights

                                                                       Institutional Shares
                                                           ----------------------------------------
                                                                                        For the Period
                                                                                        April 28, 2000*
                                                             Year Ended December 31,        through
                                                           --------------------------    December 31,
                                                             2003     2002      2001         2000
                                                           -------  -------   -------   ---------------
PER SHARE DATA:
Net asset value at beginning of period.................... $  6.00  $  7.83   $  9.07       $ 10.00
                                                           -------  -------   -------       -------
Gain (loss) from investment operations
Net investment income.....................................    0.10     0.09      0.09          0.07
Net realized and unrealized gain (loss) on investments and
  futures.................................................    1.58    (1.84)    (1.21)        (0.94)
                                                           -------  -------   -------       -------
 Total from investment operations.........................    1.68    (1.75)    (1.12)        (0.87)
                                                           -------  -------   -------       -------
Dividends and distributions
Dividends from net investment income......................   (0.09)   (0.08)    (0.09)        (0.06)
Distributions from capital gains..........................      --       --     (0.03)           --
                                                           -------  -------   -------       -------
 Total dividends and distributions........................   (0.09)   (0.08)    (0.12)        (0.06)
                                                           -------  -------   -------       -------
Net asset value at end of year............................ $  7.59  $  6.00   $  7.83       $  9.07
                                                           -------  -------   -------       -------
TOTAL RETURN:.............................................   28.17%  (22.43)%  (12.44)%       (8.72)% **
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)................. $92,237  $57,266   $27,380       $17,718
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York...................................    0.35%    0.35%     0.35%         0.35%***
 Expenses, prior to waiver from
   The Bank of New York...................................    0.77%    0.96%     1.59%         1.91%***
 Net investment income, net of waiver from
   The Bank of New York...................................    1.44%    1.34%     1.09%         1.00%***
Portfolio turnover rate...................................      40%      32%       94%           33%**

*   Commencement of offering of shares.
**  Not annualized.
*** Annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                                  Investor Shares
                                                            -----------------------
                                                                         For the Period
                                                                         July 25, 2002*
                                                             Year Ended     through
                                                            December 31,  December 31,
                                                                2003          2002
                                                            ------------ --------------
PER SHARE DATA:
Net asset value at beginning of period.....................    $ 6.00        $ 5.76
                                                               ------        ------
Gain (loss) from investment operations
Net investment income......................................      0.08          0.04
Net realized and unrealized gain on investments and futures      1.59          0.24
                                                               ------        ------
 Total from investment operations..........................      1.67          0.28
                                                               ------        ------
Dividends and distributions
Dividends from net investment income.......................     (0.07)        (0.04)
                                                               ------        ------
Net asset value at end of year.............................    $ 7.60        $ 6.00
                                                               ------        ------
TOTAL RETURN:..............................................     27.90%         4.82%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)..................    $  692        $   30
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.........      0.60%         0.60%***
 Expenses, prior to waiver from The Bank of New York.......      1.02%         1.14%***
 Net investment income, net of waiver from
   The Bank of New York....................................      1.17%         1.34%***
Portfolio turnover rate....................................        40%           32%**

*   Commencement of offering of shares.
**  Not annualized.
*** Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of twenty separate series. The seven series presented in these financial statements consist of the BNY Hamilton Equity Funds and include the BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund") and BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All the Funds (except the Multi-Cap Equity Fund) consist of two classes of shares:
Institutional Shares and Investor Shares. The Multi-Cap Equity Fund has one class of shares: Investor Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less in all Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Large Cap Growth Fund and the Equity Income Fund declare and pay dividends monthly. The Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Small Cap Growth Fund, Multi-Cap Equity Fund, and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the

Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                               % of Average
                                             Daily Net Assets
                                             ----------------
                   Large Cap Growth Fund....       .60%
                   Large Cap Value Fund.....       .60%
                   Small Cap Growth Fund....       .75%
                   Multi-Cap Equity Fund....       .75%
                   Equity Income Fund.......       .60%
                   International Equity Fund       .75%
                   S&P 500 Index Fund.......       .25%

  The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. Estabrook's fee is payable monthly by the Advisor at a rate of 0.60% of the average daily net assets of the Large Cap Value Fund.

  The Multi-Cap Equity Fund is sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of the Bank of New York. GW&K's fee is payable monthly by the Advisor at a rate of 0.75% of the average daily net assets of the Multi-Cap Equity Fund.

  Effective March 31, 2003, Credit Agricole Asset Management (formerly known as IndoCam International Investment Services) resigned as sub-advisor of the International Equity Fund. On March 31, 2003, the Advisor assumed full responsibility for managing the assets of the Fund. As a result of this change, the International Equity Fund will pay advisory fees of .75% of average net assets to the Advisor. Under the previous arrangement, the International Equity Fund paid an advisory fee of .425% of average daily net assets to the Advisor, and a sub-advisory fee of .425% of average daily net assets to Credit Agricole Asset Management.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                               % of Average
                                             Daily Net Assets
                                             ----------------
                   Large Cap Growth Fund....       .20%
                   Large Cap Value Fund.....       .20%
                   Small Cap Growth Fund....       .20%
                   Multi-Cap Equity Fund....       .20%
                   Equity Income Fund.......       .20%
                   International Equity Fund       .20%
                   S&P 500 Index Fund.......       .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2003 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2003, none of the Funds earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                      Institutional Investor
                         Shares      Shares
                      ------------- --------
Large Cap Value Fund.      .80%       1.05%
Multi-Cap Equity Fund       --        1.25%
S&P 500 Index Fund...      .35%        .60%

  The Large Cap Growth Fund, Small Cap Growth Fund, Equity Income Fund and International Equity Fund did not have any expense waivers for the year ended December 31, 2003.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund. Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                      Date of
                                   Implementation
Name of Fund               Class   of 12b-1 Plan
------------               -----   ---------------
Large Cap Growth Fund.... Investor   May 1, 1997
Large Cap Value Fund..... Investor  May 31, 2002
Small Cap Growth Fund.... Investor   May 1, 1997
Multi-Cap Equity Fund.... Investor October 7, 2002
Equity Income Fund....... Investor  April 1, 1997
International Equity Fund Investor   May 1, 1997
S&P 500 Index Fund....... Investor  July 25, 2002

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

  Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Large Cap Growth Fund, the Large Cap Value Fund, the Multi-Cap Equity Fund and the S&P 500 Index Fund paid aggregate broker commissions of $34,085, $2,420, $1,250 and $902, respectively, to BNY ESI & Co., Inc., a wholly owned non-bank subsidiary of The Bank of New York Company, Inc., a separate brokerage affiliate of The Bank of New York.

  Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Large Cap Value Fund paid $1,186 to BNY Clearing Services LLC, an affiliate of the Advisor.

4. Portfolio Securities

  For the year ended December 31, 2003, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                           Purchases      Sales
                          ------------ ------------
Large Cap Growth Fund.... $ 63,665,683 $ 67,204,325
Large Cap Value Fund.....   71,249,305    8,930,521
Small Cap Growth Fund....  218,257,734  150,149,427
Multi-Cap Equity Fund....   11,259,910   17,481,196
Equity Income Fund.......   84,927,615  130,774,903
International Equity Fund  117,104,384  129,803,832
S&P 500 Index Fund.......   47,501,446   27,958,059

  There were no purchases or sales of U.S. Government securities for the year ended December 31, 2003.

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2003 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                          Capital Loss
                          Carryforward Expiration
                          ------------ ----------
Large Cap Growth Fund....  12,806,065     2009
                            9,402,500     2010
                            5,483,153     2011
Large Cap Value Fund.....     440,034     2010
Multi-Cap Equity Fund....     275,000     2007
                            2,847,417     2008
                            6,012,756     2009
Equity Income Fund.......     856,798     2008
                           13,406,346     2010
International Equity Fund  39,403,288     2009
                           51,634,294     2010
                           10,488,109     2011
S&P 500 Index Fund.......   1,231,354     2009
                            1,197,184     2010
                            1,240,965     2011

  During the current fiscal year the Large Cap Value Fund, Multi-Cap Equity
Fund and Equity Income Fund utilized capital loss carryforwards of $207,752, $1,992,933 and $18,276,964, respectively, to offset current year realized gains.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2003 were as follows:

                                         Distributions paid from:
                                   ------------------------------------
                                                  Net
                                                 long         Total
                                                 term        taxable
                                    Ordinary    capital   distributions
                                     Income      gains        paid
                                   ----------  ---------- -------------
         Large Cap Growth Fund.... $2,301,449          --  $ 2,301,449
         Large Cap Value Fund.....    901,745          --      901,745
         Small Cap Growth Fund....         --  20,882,829   20,882,829
         Multi-Cap Equity Fund....    154,882          --      154,882
         Equity Income Fund.......  7,689,537          --    7,689,537
         International Equity Fund  1,191,125*         --    1,191,125
         S&P 500 Index Fund.......  1,052,622          --    1,052,622

*Amount is net of Foreign Taxes Credit of $265,782.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2002 were as follows:

                                      *Distributions paid from:
                                  ----------------------------------
                                                Net
                                               long        Total
                                               term       taxable
                                   Ordinary   capital  distributions
                                    Income     gains       paid
                                  ---------- --------- -------------
            Large Cap Growth Fund $2,416,220        --  $ 2,416,220
            Large Cap Value Fund.    340,573        --      340,573
            Small Cap Growth Fund         -- 5,026,770    5,026,770
            Multi-Cap Equity Fund     19,334        --       19,334
            Equity Income Fund...  9,086,952   985,932   10,072,884
            S&P 500 Index Fund...    567,851        --      567,851

*Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

  As of December 31, 2003 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                     Undistributed Undistributed             Accumulated      Unrealized
                                       ordinary      long-term   Accumulated capital and    appreciation/
                                        income     capital gains  earnings   other losses   (depreciation)
                                     ------------- ------------- ----------- ------------  --------------
Large Cap Growth Fund...............       $ 9,939            --       9,939  (27,691,718)    105,561,298/1/
Large Cap Value Fund................         9,112            --       9,112     (440,034)     13,947,290/2/
Small Cap Growth Fund...............            --    13,035,813  13,035,813           --      58,246,627/2/
Multi-Cap Equity Fund...............         2,760            --       2,760   (9,135,173)     11,827,892/2/
Equity Income Fund..................           382            --         382  (14,263,144)     49,312,542/1,2/
International Equity Fund...........        44,948            --      44,498 (101,525,691)     32,572,938/2/
S&P 500 Index Fund..................            --            --          --   (3,669,503)      5,674,542/3/

                                           Total
                                        accumulated
                                     earnings/(deficit)
                                     ------------------
Large Cap Growth Fund...............       $ 77,879,519
Large Cap Value Fund................         13,516,368
Small Cap Growth Fund...............         71,282,440
Multi-Cap Equity Fund...............          2,695,479
Equity Income Fund..................         35,049,780
International Equity Fund...........        (68,907,805)
S&P 500 Index Fund..................          2,005,039

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/3/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments.

6. Written Option Activity

  Transactions in written options for the year ended December 31, 2003 were as follows:

Large Cap Growth Fund

                        Number
                          of      Premiums
                       Contracts  Received
                       --------- ---------
Options outstanding at
 December 31, 2002....     --           --
Options written.......    800    $ 129,596
Options expired.......   (800)    (129,596)
                         ----    ---------
Options outstanding at
 December 31, 2003....     --    $      --
                         ====    =========

Equity Income Fund

                        Number
                          of      Premiums
                       Contracts  Received
                       --------- ---------
Options outstanding at
 December 31, 2002....      --          --
Options written.......   1,900   $ 462,381
Options terminated in
 closing purchase
 transactions.........    (250)    (36,748)
Options expired.......  (1,550)   (402,434)
                        ------   ---------
Options outstanding at
 December 31, 2003....     100   $  23,199
                        ======   =========

7. Futures Contracts

  The S&P 500 Index Fund enters into S&P Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments. At December 31, 2003, the S&P 500 Index Fund had entered into exchange traded financial futures contracts as described below.

                                                Unrealized
                                              Appreciation at
                   Index   Maturity            December 31,
                   Futures   Date   Contracts      2003
                   ------- -------- --------- ---------------
                   S&P 500  March
                    Index.  2004       17         $21,047

8. Reclassification Of Capital Accounts

  At December 31, 2003, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

9. Acquisition

  On May 6, 2002, the Advisor acquired Gannett Welsh & Kotler, Inc. ("GW&K"), and investment advisory firm. GW&K had been the investment advisor to the GW&K Equity Fund. Pursuant to an Agreement and Plan of Reorganization, approved by GW&K Equity Fund's Board of Directors and of the shareholders of GW&K Equity Fund, all or substantially all of the GW&K Equity Fund assets and liabilities were transferred to a newly created series of the Company known as BNY Hamilton Multi-Cap Equity Fund at net asset value. No gain or loss or change in net asset value was realized in the transaction. The Multi-Cap Equity Fund commenced operations on October 7, 2002.

         Report of Ernst & Young LLP, Independent Auditors

Shareholders and Trustees
BNY Hamilton Funds

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of BNY Hamilton Funds (comprising, respectively, the Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Multi-Cap Equity Fund, Equity Income Fund, International Equity Fund and S&P 500 Index Fund) as of December 31, 2003 and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above and audited by us, present fairly, in all material respects, the financial position of each of the Funds referred to above comprising BNY Hamilton Funds at December 31, 2003, and the results of their operations and the changes in their net assets for each of the two years then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP
New York, New York
February 17, 2004

Directors And Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                             Principal Occupations
    Director         Position                During Past Five Years
    --------         --------                ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 69          Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, President and Chief Executive Officer,
                                  Industrial Petro-Chemicals, Inc., 1981 to
                                  Present.

James E. Quinn... Director        President, Tiffany & Co., January 2003 to
  Age 52                          Present; Member, Board of Directors, Tiffany
                                  & Co., January 1995 to Present; Vice
                                  Chairman, Tiffany & Co., 1999 to Present;
                                  Executive Vice President, Tiffany & Co.,
                                  March 1992 to 1999.

                                                   Principal Occupations
       Director            Position                During Past Five Years
       --------            --------                ----------------------
Karen Osar............. Director       Senior Vice President and Chief Financial
  Age 54                               Officer, Westvaco Corp., 1999 to May 2003;
                                       Vice President & Treasurer, Tenneco Inc.,
                                       January 1994 to 1999; Managing Director of
                                       Corporate Finance Group, J.P. Morgan & Co.,
                                       Inc.; held various other positions at J.P.
                                       Morgan & Co., Inc. from 1975-1994.

Kim Kelly.............. Director       Executive Vice President and Chief Financial
  Age 46                               Officer, Insight Communication, 1990 to
                                       2003; Chief Operating Officer, Insight
                                       Communications, January 1998 to 2003.

John R. Alchin......... Director       Executive Vice President and Treasurer,
  Age 55                               Comcast Corporation, 1990 to Present.
                                       Managing Director of Toronto Dominion
                                       Bank prior to 1990.

Newton P.S. Merrill.... Director       Senior Executive Vice President, The Bank of
  Age 64                               New York, 1994 to May 2003; Executive Vice
                                       President and Group Executive, Bank of
                                       Boston, 1991-1994.

Kevin Bannon........... President and  Executive Vice President, The Bank of New
  Age 51                Principal      York, 1993 to Present.
                        Executive
                        Officer

William J. Tomko....... Vice President President, BISYS Fund Services, Inc., 1999 to
  Age 44                               Present.

Michael A. Grunewald... Vice President Manager, Client Services, BISYS Fund Services,
  Age 32                               Inc., 1993 to Present.

                                                          Principal Occupations
       Director               Position                    During Past Five Years
       --------               --------                    ----------------------

Richard Baxt........... Vice President       Senior Vice President, Client Services, BISYS
  Age 49                                     Fund Services, Inc., 1997 to Present; General
                                             Manager of Investment and Insurance, First
                                             Fidelity Bank; President, First Fidelity Brokers;
                                             President, Citicorp Investment Services.

George E. Roeck........ Treasurer and        Vice President, Director of Administration and
  Age 45                Principal Accounting Tax Services, Accounting and Administrative
                        Officer              Services, The Bank of New York, 2003 to
                                             Present; Chief Financial Officer for
                                             Greenbridge Group, 2001-2002; Chief
                                             Financial Officer for GSCP, Inc., 1998-2000.

Lisa M. Hurley......... Secretary            Executive Vice President, Legal Services, BISYS
  Age 47                                     Fund Services, Inc., 1995--Present; Attorney,
                                             private practice, 1990 to 1995.

Alaina V. Metz......... Assistant Secretary  Chief Administrator, Administration Services
  Age 36                                     of BISYS Fund Services, Inc., June 1995 to
                                             Present; Supervisor of Mutual Fund Legal
                                             Department, Alliance Capital Management,
                                             May 1989 to June 1995.

Kim R. Grundfast....... Assistant Secretary  Assistant Counsel, Legal Services of BISYS
  Age 31                                     Fund Services, Inc., 2002 to Present; Attorney,
                                             private practice, 2000 to 2002; Senior Judicial
                                             Law Clerk, Massachusetts Superior Court,
                                             1998 to 2000.

The Funds' Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Equity Funds or Index Funds.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                                 12/03 BNY-0367

                                   [LOGO] BNY

                                 ANNUAL REPORT

                               DECEMBER 31, 2003

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK




    LARGE CAP GROWTH CRT FUND


    SMALL CAP GROWTH CRT FUND


    INTERNATIONAL EQUITY CRT FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton CRT Funds for the twelve months ended December 31, 2003. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year, and the strategies they are pursuing in an effort to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

In the early months of 2003, the overall tone of the economy and the markets was lackluster. The domestic economy showed little sign of slipping backward or of surging forward. Also, as it became increasingly clear that the U.S. was headed for battle in Iraq, uncertainty about the war's ultimate outcome put a damper on the economy and the equity markets. In the second quarter, however, swift success in Iraq along with emerging signs of economic recovery helped to improve investor sentiment and drive the equity markets forward.

The year's second half offered investors stronger evidence of economic recovery. While employment data at times were not entirely encouraging, figures for economic growth were surprisingly solid, and corporate earnings in many cases outpaced expectations. Consumer spending continued to be strong, supported by continued low interest rates and substantial tax cuts. There were also indications of a long-awaited uptick in corporate capital spending. All major sectors of the equity markets produced positive returns for the year, with the very strongest performance coming from the riskier, highly leveraged, lower-quality stocks that had suffered the most during the long bear market. With their renewed confidence in the resurgent economy, investors were willing to take on more risk, favoring those companies positioned to benefit most from the turnaround. In this environment, small-cap stocks outperformed larger company stocks, and the Technology sector provided the strongest returns. For the year, the S&P 500(R) Index of large-capitalization U.S. stocks returned 28.69%.

Global equity markets generally followed the pattern seen in the U.S. Worries about impending U.S. action in Iraq, other geopolitical issues, and economic sluggishness all contributed to stock-market declines early in the year. But the coalition success in Iraq, interest-rate cuts from the European Central Bank, and data pointing to economic improvement in many countries gave investors confidence in a variety of international markets. As in the U.S., the positive results came as welcome relief after years of a bear market.

Throughout the year, the U.S. dollar lost value relative to major foreign currencies, including the Euro, British Pound, and--in the year's second half--Japanese Yen. The dollar's depreciation benefited U.S. investors in more than one way. It reduced the cost of goods exported from the U.S., helping to improve sales and the bottom lines of multinational corporations. In addition, the dollar's slide benefited the returns of U.S. based individuals investing abroad. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned 39.17%.

With respect to the fixed-income markets, the largest single trend was the Federal Reserve's continued commitment to stimulating the economy with low short-term interest rates. The Federal Reserve held the federal funds target rate at 1.25% for most of the first half of the year, while voicing concerns about the possibility of deflation. By the time of the June meeting, many market observers expected the Federal Reserve to cut its target rate by half a percentage point. The cut did come, but it was just a quarter of a percentage point. While this smaller-than-expected reduction was surprising to some and sparked a period of volatility in the fixed-income markets, it did bring the federal funds target rate down to a 50-year low level of 1.00%. The consensus developed that this cut was very likely the last one the Federal Reserve would make in this cycle, and indeed no further cuts were made through the end of the year.

All major fixed-income sectors posted positive returns for the year, but as was true in the equity markets, lower-quality areas of the market performed much more strongly than their higher-quality counterparts. This was the result not only of investors' greater confidence in the state of the economy, but also of their desire for higher-yielding securities in the persistent low interest-rate environment. "Spread" sector bonds--mortgage-backed, asset-backed, and corporate bonds--outperformed Treasury securities for the year.

Within the corporate sector, non-investment grade bonds rebounded strongly after a painful 2002. These high-yield bonds outperformed investment-grade corporates--and within the high-yield sector, lower-rated bonds offered stronger performance than those at the higher non-investment grade credit tiers. In all, this represented a dramatic turnaround in the corporate sector.

Solid signs of economic growth are now evident, but there are still some grounds for caution. Consumer spending remains strong, and low interest rates could help to keep it at healthy levels for some time to come. Some concerns are emerging, however, about consumer borrowing levels and whether spending can remain at healthy levels if rates do begin to rise. Corporate capital spending has not yet staged a full recovery, and hiring is still very sluggish. Solid rebounds in both of these areas are still needed to drive the economy further upward. And while geopolitical turmoil has eased, many tensions remain to be addressed. Also, the potential for terrorism, while lessened, is far from being eradicated.

On balance, however, we see many indications that 2004 could be another strong year for the economy and for U.S. corporations. Earnings reports in a variety of sectors are improving, in many cases exceeding expectations. If this pattern continues, companies should become more willing to expand their capital spending and to begin adding workers to their payrolls. Historically, years in which there is a Presidential election have been good ones for both the economy and the markets, as candidates and office-holders alike offer new initiatives to appeal to voters. At this point, 2004 appears likely to us to be no exception.

The guiding philosophy underlying the ongoing management of the BNY Hamilton CRT Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach in an effort to meet its stated objective, the BNY Hamilton CRT Funds are designed to provide you with the ability to create sound investment strategies to help you work towards your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,

  /s/ Kevin J. Bannon

Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers.............................................. Page  5

BNY Hamilton Large Cap Growth CRT Fund
 Schedule of Investments.........................................      13
 Statement of Assets and Liabilities.............................      15
 Statement of Operations.........................................      15
 Statements of Changes in Net Assets.............................      16
 Financial Highlights............................................      17

BNY Hamilton Small Cap Growth CRT Fund
 Schedule of Investments.........................................      18
 Statement of Assets and Liabilities.............................      23
 Statement of Operations.........................................      23
 Statements of Changes in Net Assets.............................      24
 Financial Highlights............................................      25

BNY Hamilton International Equity CRT Fund
 Schedule of Investments......................................... Page 26
 Industry Diversification........................................      31
 Statement of Assets and Liabilities.............................      32
 Statement of Operations.........................................      32
 Statements of Changes in Net Assets.............................      33
 Financial Highlights............................................      34

Notes to Financial Statements....................................      35

Reports of Ernst & Young LLP, Independent Auditors...............      42

Directors and Officers...........................................      43

BNY Hamilton Large Cap Growth CRT Fund

An Interview with Co-Portfolio Managers, Charles Goodfellow, Managing Director, and DeAnne Steele, CFA

Q: What factors influenced the investment environment for large-cap stocks during 2003?
A: Optimism about a recovery in the economy and corporate earnings led the Dow
   Jones Industrial Average and the Standard and Poor's 500(R) Index to gain more than 28% over the year, and the Nasdaq to rally by more than 50%. Economic output and productivity continued to exceed expectations. This environment supported higher corporate profits, leading companies to expand their capital spending and hiring activity. Consumer spending and the housing market both remained robust, supported by continued accommodation from the Federal Reserve as well as new tax cuts from Congress.

Q: Given this context, how did the Fund perform?
A: The Fund returned 23.25% for Institutional Class Shares/1/ for the year ended December 31, 2003. For the same period, the S&P 500(R) Index/2/ returned 28.69%.

Q: What strategies accounted for the Fund's performance?/3/
A: We had anticipated a moderate level of growth in the economy. In keeping with that outlook, we focused the Fund on high-quality companies with strong earnings and balance sheets. The economy accelerated rapidly in the second half of the year, however. As a result, investors were willing to take on higher levels of risk and focused more on companies' revenue growth than their earnings growth and quality. This trend led stocks of smaller-capitalization and lower-quality companies to outperform. The Fund's position in these companies was quite limited, contributing to our underperformance for the period.

Q: Which of the Fund's holdings were the best performers?/3/
A: Our best-performing stocks for the year were in the Technology sector, which benefited from investors' renewed confidence in an improvement in capital spending. Corning was our single best performer, rising by more than 200% for the year. Intel was the largest contributor to performance; one of our largest holdings, it rose by more than 100% in 2003.

Q: How did the portfolio's composition change during the year?/3/
A: As it became clear that the economy was recovering strongly and that investors were willing to take on more risk, we increased the Fund's exposure to higher-growth, higher volatility stocks in such areas as Industrials, Retail, Media, and Technology. For the same reason, we reduced the Fund's level of investment in more conservative areas of the market, such as Consumer Staples, Energy, and Healthcare. We did, however, keep our weightings in these sectors at or above our benchmark levels.

Q: What is your strategic outlook for the year ahead?
A: We believe GDP growth should increase in 2004, and also anticipate that inflation will remain under control at less than 2%. Interest rates may drift upward, but only to a moderate degree. Companies should continue to benefit from the strengthening economy, supporting corporate profit growth at a robust rate for the year. This would provide incentive for companies to increase their levels of capital spending and hiring. We believe this scenario should favor larger-capitalization companies with the qualities we seek out for the portfolio: strong and sustainable earnings, and healthy balance sheets.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................    23.25%        23.25%
             3 Year...................   -28.10%       -10.41%
             Since Inception (1/03/00)   -27.47%        -7.73%

                                    [CHART]

                   BNY Hamilton
               Large Cap Growth CRT
               Institutional Shares        S&P 500(R) Index
               --------------------        ----------------
 1/03/00             $10,000                   $10,000
 3/31/00              11,453                    10,224
 6/30/00              11,655                     9,972
 9/30/00              11,533                     9,875
12/31/00              10,087                     9,102
 3/31/01               8,031                     8,023
 6/30/01               8,314                     8,492
 9/30/01               6,973                     7,245
12/31/01               7,628                     8,020
 3/31/02               7,608                     8,042
 6/30/02               6,454                     6,965
 9/30/02               5,422                     5,761
12/31/02               5,885                     6,247
 3/31/03               5,806                     6,050
 6/30/03               6,514                     6,982
 9/30/03               6,631                     7,166
12/31/03               7,253                     8,039

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton Large Cap Growth CRT Fund from 1/03/00 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM. The Advisor has voluntarily agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton Small Cap Growth CRT Fund*

An Interview with John Lui, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for small-cap stocks during 2003?
A: In the first quarter of the year, the equity markets were dominated by fear, and performed weakly. Investors grew increasingly wary about the health of the economy, given lackluster data, and also were nervous about the buildup toward the war with Iraq. In the second quarter, however, this trend reversed. The Iraq war effort proceeded quickly and successfully, and many first-quarter earnings reports came in ahead of targets. This gave investors greater confidence in the potential for economic recovery, and increased their willingness to assume investment risk. The equity markets enjoyed a strong rebound.

   In the second half of the year, there were signs that investors' increased confidence was well-founded, as economic data indicated that a meaningful recovery was emerging. Equities therefore continued their strong rally through the end of the year, with small-cap stocks outperforming their larger-capitalization counterparts. Lower-quality companies--those with weaker earnings and higher levels of debt--outperformed for 2003 overall. As the year progressed, however, there were signs that investors were beginning to give greater consideration to company fundamentals. The returns of the growth and value investment styles were quite close for the year as a whole; among the Russell 2000 stocks, the growth style slightly outperformed.

Q: Given this context, how did the Fund perform?
A: For the twelve months ended December 31, 2003, the Fund returned 38.01% for Institutional Class Shares/1/, versus a 47.25% return for the Russell 2000 Index/2/ over the same period.

Q: What factors accounted for the Fund's performance during the period?/3/
A: We continued to prefer higher-quality companies for the portfolio. In a year that saw investors favor lower-quality, higher-risk companies, this was a significant factor in our underperformance. We look for stocks with relative earnings strength in pursuit of above-average growth over the course of a corporate profit cycle. We remain confident that stocks with these characteristics can produce superior returns over time, but this year they lagged behind more speculative, lower-quality issues.
   Our underweighting in Technology stocks also contributed to our underperformance, as these stocks were among the very best performers of the year. Our positioning in this sector largely reflected our bias toward higher-quality, less debt-laden companies.

Q: How did the portfolio's composition change over the period?/3/
A: Over the year, we did not make any sweeping changes to the portfolio, continuing to favor those companies that are positioned to benefit from the economic recovery. One change we have made has been a response to the easing up of the capital markets, which has made it possible for more companies to get financing to fund their growth. During the credit crunch of the past few years, many small companies--even those with good business models--found it difficult or impossible to tap into the capital markets. This hindered these companies' growth prospects, and also increased the risk they posed as investments.

   The improving economy has helped to restore these companies' access to the capital markets as an avenue of financing. This presents new opportunities for growth and may reduce the potential risks of investing these companies. We are therefore reconsidering many of these companies, looking for those that have strong fundamentals, good business plans, and--at last--the capital it takes to act on them.

Q: What is your strategic outlook going forward?
A: We are positive on the outlook for small-company stocks in the coming year.
   The growth of these companies is very often driven by the launching of new products and services--and with greater financing available to help fund development, smaller companies are once again in a position to bring their innovations to market. Although some observers believe larger companies are due to outperform in the coming year, after lagging in 2003, we believe that relief from the long-lived credit crunch should be of particular benefit to smaller companies, and allow them to enjoy continued strength.

   Given that many new investment opportunities that are consistent with our higher-quality investment criteria could emerge, portfolio turnover may increase somewhat during the year. We will continue to carefully investigate the companies we consider for the portfolio, seeking out those that have done the best job of positioning themselves to take advantage of the newly favorable environment.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................    38.01%        38.01%
             3 Year...................    -3.96%        -1.34%
             Since Inception (1/03/00)     5.19%         1.27%

                                    [CHART]
                  BNY Hamilton
            Small Cap Growth CRT Fund
              Institutional Shares           Russell 2000 Index
            -------------------------        ------------------
 1/03/00            $10,000                        $10,000
 3/31/00             12,440                         10,708
 6/30/00             12,110                         10,303
 9/30/00             12,860                         10,417
12/31/00             10,953                          9,697
 3/31/01              9,408                          9,067
 6/30/01             10,610                         10,361
 9/30/01              8,580                          8,207
12/31/01              9,863                          9,937
 3/31/02             10,004                         10,334
 6/30/02              8,904                          9,471
 9/30/02              7,278                          7,444
12/31/02              7,621                          7,902
 3/31/03              7,329                          7,547
 6/30/03              8,520                          9,315
 9/30/03              9,216                         10,160
12/31/03             10,519                         11,636

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton Small Cap Growth CRT Fund from 1/03/00 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

* SMALL CAPITALIZATION FUNDS TYPICALLY CARRY ADDITIONAL RISKS SINCE SMALLER COMPANIES GENERALLY HAVE A HIGHER RISK OF FAILURE.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM. The Advisor has voluntarily agreed to limit the expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.96% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings subject to change.

BNY Hamilton International Equity CRT Fund*

An Interview with Lloyd Buchanan and Robert Windsor, Vice Presidents and Co-Portfolio Managers

Q: What factors influenced the investment environment for international stocks during 2003?
A: International markets benefited from the global economic recovery that began to take hold in 2003. A combination of strong local market performance and a decline in the U.S. dollar resulted in very strong performance for the year.

Q: Given this context, how did the Fund perform?
A: The Fund returned 36.62% for Institutional Class Shares/1/ for the twelve months ended December 31, 2003. For the same period, the MSCI EAFE Index/2/ returned 39.17%.

Q: What factors accounted for the Fund's performance during the period?
A: In the first half of the year, we moved the Fund into a more index-like strategy, investing exclusively in American Depositary Receipts. This helped to reduce the costs of operating the Fund (which is positive for total returns), and caused the Fund's performance to more closely track that of the MSCI EAFE index.

Q: Which of the Fund's holdings were the strongest performers?
A: With the shift to a more index-like approach, we are not actively choosing to overweight or underweight specific stocks. However, among the stronger performing companies in the portfolio were Japan-based insurers Mitsui Sumitomo and Millea Holdings, Australia's Newcrest Mining, and Hong Kong developer Sun Hung Kai Properties.

Q: What factors accounted for the Fund's performance during the period?
A: Over most of the year, the U.S. dollar significantly weakened relative to most major foreign currencies, a situation that is positive for U.S.-based investors in foreign equities. Beginning April 1/st/, we restructured the portfolio in an effort to reduce volatility and improve cost-efficiency. These changes impacted the Fund's performance in the second half of the year.

Q: How did the portfolio's composition change over the past year?/3/
A: As part of the Fund's change to a more index-like strategy, it now invests exclusively in American Depositary Receipts (ADRs), securities that represent shares of foreign-based companies but are traded on U.S. exchanges. ADRs can be less costly to hold than foreign stocks, and over time, we have found that ADRs have outperformed their non-ADR counterparts.

   The MSCI EAFE Index contains about 1,000 stocks, but only 400 of these are traded as ADRs. Using a proprietary mathematical formula to construct the portfolio, we seek to hold about 200 of the available ADRs represented in the Index, striving to keep our overall country exposure and sector allocations in line with the Index's. This approach has resulted in greater concentration in the portfolio.

   The transition to this new strategy involved significant trading activity--with associated costs--in the first half of the year. Over the long term, however, we believe this approach will help to keep turnover and transaction costs low.

Q: What is your strategic outlook going forward?
A: Our restructuring of the portfolio in the first half of the year should allow the Fund to realize further cost savings and improved efficiency, while providing international diversification. We will continue to work to replicate the investment composition, risk profile, and performance of the MSCI EAFE Index, and thus do not intend to make major, active changes to the portfolio in anticipation of, or response to, market trends.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................    36.62%        36.62%
             3 Year...................   -13.52%        -4.73%
             Since Inception (1/03/00)   -28.92%        -8.19%

                                    [CHART]

                     BNY Hamilton
               International Equity CRT
                 Institutional Shares          MSCI EAFE Index
               ------------------------        ---------------
 1/03/00              $10,000                     $10,000
 3/31/00               10,280                       9,995
 6/30/00                9,510                       9,605
 9/30/00                8,650                       8,836
12/31/00                8,220                       8,604
 3/31/01                7,010                       7,436
 6/30/01                6,930                       7,372
 9/30/01                5,950                       6,344
12/31/01                6,224                       6,787
 3/31/02                6,214                       6,826
 6/30/02                6,064                       6,694
 9/30/02                4,959                       5,376
12/31/02                5,203                       5,724
 3/31/03                4,809                       5,259
 6/30/03                5,668                       6,288
 9/30/03                6,051                       6,802
12/31/03                7,108                       7,966

The chart represents historical performance of a hypothetical investment of $10,000 in the BNY Hamilton International Equity CRT Fund from 1/03/00 to 12/31/03, and represents the reinvestment of dividends and capital gains in the Fund.

*  INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILITY.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS WHICH MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.BNYHAMILTONFDS.COM. The Advisor has voluntarily agreed to limit the expenses of the Fund to 1.22% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 1.22% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was January 3, 2000.
2 The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

         BNY Hamilton Large Cap Growth CRT Fund

         Schedule of Investments

         December 31, 2003

 Number
of Shares                               Value
---------                              --------
          Common Stocks--99.3%
          Advertising and Marketing Services--2.3%
  3,723   Omnicom Group, Inc.......... $325,130
                                       --------
          Aerospace and Defense--2.4%
  3,550   United Technologies
          Corp........................  336,434
                                       --------
          Banking and Finance--3.5%
  4,675   Washington Mutual, Inc......  187,561
  5,150   Wells Fargo & Co............  303,284
                                       --------
                                        490,845
                                       --------
          Beverages, Food and Tobacco--3.1%
  4,450   PepsiCo, Inc................  207,459
  4,550   The Coca-Cola Co............  230,913
                                       --------
                                        438,372
                                       --------
          Biosciences--2.0%
  4,575   Amgen, Inc.*................  282,735
                                       --------
          Building and Building Products--2.0%
  7,850   The Home Depot, Inc.........  278,597
                                       --------
          Chemicals--2.6%
  7,975   duPont (E.I.) de Nemours
          & Co........................  365,973
                                       --------
          Commercial Services--2.6%
 13,550   ARAMARK Corp.,
          Class B.....................  371,541
                                       --------
          Communications, Media and
          Entertainment--3.3%
  3,450   Clear Channel
          Communications, Inc.*.......  161,564
  9,650   Comcast Corp.--Special
          Class A*....................  301,852
                                       --------
                                        463,416
                                       --------

 Number
of Shares                               Value
---------                             ----------
          Common Stocks (Continued)
          Computers--Micro--5.8%
  2,400   CDW Corp................... $  138,624
  3,925   Dell Computer Corp.*.......    133,293
  7,700   Hewlett-Packard Co.........    176,869
  3,875   International Business
          Machines Corp. (IBM).......    359,134
                                      ----------
                                         807,920
                                      ----------
          Computers--Software and Peripherals--5.9%
 16,150   Cisco Systems, Inc.*.......    392,284
 15,700   Microsoft Corp.............    432,377
                                      ----------
                                         824,661
                                      ----------
          Conglomerates--3.2%
 14,350   General Electric Co........    444,563
                                      ----------
          Containers and Packaging--2.1%
  5,425   Sealed Air Corp.*..........    293,710
                                      ----------
          Data Processing Systems--2.2%
  7,475   First Data Corp............    307,148
                                      ----------
          Electronic Equipment and
          Components--5.6%
  9,500   Applied Materials, Inc.*...    213,275
 13,600   Intel Corp.................    437,920
  4,625   Texas Instruments, Inc.....    135,883
                                      ----------
                                         787,078
                                      ----------
          Financial Services--8.8%
 11,458   Citigroup, Inc.............    556,170
  3,625   Fannie Mae.................    272,093
  7,050   Morgan Stanley.............    407,983
                                      ----------
                                       1,236,246
                                      ----------
          Health and Medical Facilities--1.2%
  2,225   Quest Diagnostics, Inc.*...    162,670
                                      ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         December 31, 2003

 Number
of Shares                              Value
---------                            ----------
          Common Stocks (Continued)
          Health Care Products and Services--6.0%
  4,625   Abbott Laboratories....... $  215,525
  6,600   Johnson & Johnson.........    340,955
  5,813   Medtronic, Inc............    282,570
                                     ----------
                                        839,050
                                     ----------
          Household and Personal Care
          Products--3.5%
  4,800   Colgate-Palmolive Co......    240,240
  2,500   The Procter & Gamble Co...    249,700
                                     ----------
                                        489,940
                                     ----------
          Insurance--3.3%
  6,975   American International
          Group, Inc................    462,303
                                     ----------
          Internet Services--1.1%
  4,375   InterActiveCorp*..........    148,444
                                     ----------
          Oil and Gas--7.1%
  5,175   BP PLC ADR................    255,386
  9,375   Exxon Mobil Corp..........    384,374
  3,325   Noble Corp.*..............    118,969
  4,450   Schlumberger Ltd..........    243,504
                                     ----------
                                      1,002,233
                                     ----------
          Pharmaceuticals--5.3%
  6,075   Bristol-Myers Squibb Co...    173,745
  3,175   Merck & Co., Inc..........    146,685
 12,050   Pfizer, Inc...............    425,727
                                     ----------
                                        746,157
                                     ----------
          Real Estate Investment Trusts--2.7%
  6,975   Duke Realty Corp..........    216,225
  5,225   ProLogis..................    167,670
                                     ----------
                                        383,895
                                     ----------

 Number
of Shares                                 Value
---------                              -----------
          Common Stocks (Continued)
          Resorts and Entertainment--1.8%
 10,775   The Walt Disney Co.......... $   251,381
                                       -----------
          Retail--Discount Stores--4.1%
  4,450   Costco Wholesale Corp.*.....     165,451
  5,225   Target Corp.................     200,640
  3,925   Wal-Mart Stores, Inc........     208,221
                                       -----------
                                           574,312
                                       -----------
          Retail--Food Stores--1.1%
  8,100   The Kroger Co.*.............     149,931
                                       -----------
          Telecommunications--1.1%
 14,375   Corning, Inc.*..............     149,931
                                       -----------
          Transportation--2.6%
  4,875   United Parcel Service, Inc.,
          Class B.....................     363,431
                                       -----------
          Utilities--Gas and Electric--1.0%
  2,300   Dominion Resources, Inc.....     146,809
                                       -----------
          Total Common Stocks
          (Cost $14,245,901)..........  13,924,856
                                       -----------
          Total Investments
          (Cost $14,245,901)(a)--99.3%  13,924,856
          Other assets less
          liabilities--0.7%...........     102,326
                                       -----------
          Net Assets--100.0%.......... $14,027,182
                                       -----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2003, net unrealized depreciation was $379,708 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $947,839 and aggregate gross unrealized depreciation of $1,327,547.

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value,
              (Cost $14,245,901)...................... $ 13,924,856
             Receivables:
              Investments sold........................    4,493,456
              Dividends...............................       19,076
              Due from Advisor........................        2,426
              Interest................................          371
             Other assets.............................        7,550
                                                       ------------
              Total Assets............................   18,447,735
                                                       ------------
           Liabilities:
             Due to custodian.........................    4,345,008
             Payables:
              Services provided by The Bank of
               New York and Administrator.............        9,856
             Accrued expenses and other liabilities...       65,689
                                                       ------------
              Total Liabilities.......................    4,420,553
                                                       ------------
           Net Assets:................................ $ 14,027,182
                                                       ------------
           Sources Of Net Assets:
             Capital stock @ par...................... $      1,994
             Paid in capital..........................   20,802,450
             Undistributed net investment income......          564
             Accumulated net realized loss on
              investments.............................   (6,456,781)
             Net unrealized depreciation on
              investments.............................     (321,045)
                                                       ------------
           Net Assets................................. $ 14,027,182
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 14,027,182
                                                       ------------
             Shares outstanding.......................    1,993,900
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       7.04
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $1,615).................................. $   277,045
            Interest.....................................       8,198
                                                          -----------
             Total Income................................     285,243
                                                          -----------
          Expenses:
            Advisory.....................................     101,946
            Accounting services..........................      44,998
            Administration...............................      33,982
            Transfer agent...............................      19,873
            Audit........................................      14,411
            Registration and filings.....................      14,210
            Directors....................................      11,035
            Custodian....................................       7,758
            Other........................................         948
                                                          -----------
             Total Expenses..............................     249,161
            Fees waived by The Bank of New York
             (Note 3)....................................    (113,232)
                                                          -----------
             Net Expenses................................     135,929
                                                          -----------
             Net Investment Income.......................     149,314
                                                          -----------
          Realized and Unrealized Gain
           (Loss) on Investments and
           Written Call Options
          Net realized gain (loss) on:
            Investments..................................  (1,459,184)
            Written call options.........................       6,480
                                                          -----------
          Net realized loss on investments and written
           call options..................................  (1,452,704)
                                                          -----------
          Increase (decrease) in unrealized appreciation/
           depreciation on investments...................   4,881,471
                                                          -----------
          Net realized and unrealized gain on
           investments...................................   3,428,767
                                                          -----------
          Net increase in net assets resulting from
           operations.................................... $ 3,578,081
                                                          -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statements of Changes in Net Assets

                                                                                    Year Ended December 31,
                                                                                   ------------------------
                                                                                       2003         2002
                                                                                   -----------  -----------
Operations:
  Net investment income........................................................... $   149,314  $   142,874
  Net realized loss on investments and written call options.......................  (1,452,704)  (2,164,487)
  Increase (decrease) in unrealized appreciation/depreciation on investments......   4,881,471   (2,605,130)
                                                                                   -----------  -----------
   Net increase (decrease) in net assets resulting from operations................   3,578,081   (4,626,743)
                                                                                   -----------  -----------
Dividends to Shareholders:
  Dividends from net investment income............................................    (141,460)    (141,193)
                                                                                   -----------  -----------
Capital Stock Transactions:
  Proceeds from capital stock sold................................................     756,832    3,404,800
  Proceeds from shares issued on reinvestment of dividends........................       3,993        4,496
  Value of capital stock repurchased..............................................  (5,502,770)    (822,722)
                                                                                   -----------  -----------
  Net increase (decrease) in net assets resulting from capital stock transactions.  (4,741,945)   2,586,574
                                                                                   -----------  -----------
   Decrease in Net Assets.........................................................  (1,305,324)  (2,181,362)
Net Assets:
  Beginning of year...............................................................  15,332,506   17,513,868
                                                                                   -----------  -----------
  End of year (includes undistributed net investment income of $564 at
   December 31, 2003 and $947 at December 31, 2002)............................... $14,027,182  $15,332,506
                                                                                   -----------  -----------
Changes in Capital Stock Outstanding:
  Shares sold.....................................................................     127,933      468,178
  Shares issued on reinvestment of dividends......................................         616          723
  Shares repurchased..............................................................    (802,637)    (122,451)
                                                                                   -----------  -----------
   Net increase (decrease)........................................................    (674,088)     346,450
  Shares outstanding, beginning of year...........................................   2,667,988    2,321,538
                                                                                   -----------  -----------
  Shares outstanding, end of year.................................................   1,993,900    2,667,988
                                                                                   -----------  -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Financial Highlights

                                                                              For the period
                                                  Year Ended December 31,    January 3, 2000*
                                                --------------------------        through
                                                  2003     2002      2001    December 31, 2000
                                                -------  -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period......... $  5.75  $  7.54   $ 10.03        $ 10.00
                                                -------  -------   -------        -------
Gain (loss) from investment operations
Net investment income..........................    0.06     0.05      0.05           0.06
Net realized and unrealized gain (loss) on
  investments..................................    1.28    (1.79)    (2.50)          0.03
                                                -------  -------   -------        -------
 Total from investment operations..............    1.34    (1.74)    (2.45)          0.09
                                                -------  -------   -------        -------
Dividends and distributions
Dividends from net investment income...........   (0.05)   (0.05)    (0.04)         (0.05)
Distributions from capital gains...............      --       --        --          (0.01)
                                                -------  -------   -------        -------
 Total dividends and distributions.............   (0.05)   (0.05)    (0.04)         (0.06)
                                                -------  -------   -------        -------
Net asset value at end of year................. $  7.04  $  5.75   $  7.54        $ 10.03
                                                -------  -------   -------        -------
TOTAL RETURN:..................................   23.42%  (22.85)%  (24.38)%         0.87%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)...... $14,027  $15,333   $17,514        $14,920
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New
   York........................................    0.80%    0.80%     0.80%          0.80%***
 Expenses, prior to waiver from The Bank of New
   York........................................    1.47%    1.71%     2.11%          1.76%***
 Net investment income, net of waiver from The
   Bank of New York............................    0.88%    0.84%     0.58%          0.52%***
Portfolio turnover rate........................      24%      21%       16%             5%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Schedule of Investments

         December 31, 2003

Number of
 Shares                                 Value
---------                              --------
          Common Stocks--99.4%
          Bank Holding Companies--9.3%
  2,000   Boston Private Financial
          Holdings, Inc............... $ 49,680
  3,600   Commercial Capital
          Bancorp*....................   77,076
    800   Community Banks, Inc........   31,448
    900   Dime Community
          Bancshares..................   27,684
  1,000   East West Bancorp, Inc......   53,680
  1,390   First Sentinel Bancorp, Inc.   29,273
  3,000   Flushing Financial Corp.....   54,840
  7,400   Greater Bay Bancorp.........  210,753
    840   PFF Bancorp, Inc............   30,475
    440   Sun Bancorp, Inc.*..........   11,616
  6,800   UCBH Holdings, Inc..........  264,997
  3,000   Wilmington Trust Corp.......  108,000
                                       --------
                                        949,522
                                       --------
          Building and Building Products--0.6%
  4,355   The Shaw Group, Inc.*.......   59,315
                                       --------
          Chemicals--1.8%
  3,800   H.B. Fuller Co..............  113,012
  3,400   Olin Corp...................   68,204
                                       --------
                                        181,216
                                       --------
          Coal--1.8%
  3,800   Arch Coal, Inc..............  118,446
  1,300   Peabody Energy Corp.........   54,223
                                       --------
                                        172,669
                                       --------

Number of
 Shares                                   Value
---------                                --------
          Common Stocks (Continued)
          Commercial Services--2.0%
  2,200   Alliance Data Systems
          Corp.*........................ $ 60,896
  3,135   Forrester Research, Inc.*.....   56,022
  5,300   Plexus Corp.*.................   91,001
                                         --------
                                          207,919
                                         --------
          Communications, Media and
          Entertainment--1.5%
  4,400   Scholastic Corp.*.............  149,776
                                         --------
          Computer Services--2.2%
  2,400   F5 Networks, Inc.*............   60,240
  2,600   Manhattan Associates, Inc.*...   71,864
  7,200   Perot Systems Corp.,
          Class A*......................   97,056
                                         --------
                                          229,160
                                         --------
          Computers--Software and Peripherals--8.3%
  3,525   Activision, Inc.*.............   64,155
  3,700   Coherent, Inc.*...............   88,060
 21,500   Concurrent Computer
          Corp.*........................   93,955
  3,000   Diebold, Inc..................  161,610
  2,915   FileNET Corp.*................   78,938
  2,800   ManTech International
          Corp., Class A*...............   69,860
  4,600   Manugistics Group, Inc.*......   28,750
  5,000   Neoware Systems, Inc.*........   68,500
  1,990   Photon Dynamics, Inc.*........   80,078
  4,850   SeaChange International,
          Inc.*.........................   74,690
  4,600   Skyworks Solutions, Inc.*.....   40,020
                                         --------
                                          848,616
                                         --------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2003

Number of
 Shares                               Value
---------                            --------
          Common Stocks (Continued)
          Consumer Goods and Services--0.5%
    900   The Scotts Co., Class A*.. $ 53,244
                                     --------
          Distribution and Wholesale--2.4%
 17,640   Bell Microproducts, Inc.*.  159,818
  2,200   MSC Industrial Direct Co.,
          Class A...................   60,500
    800   SCP Pool Corp.*...........   26,144
                                     --------
                                      246,462
                                     --------
          Education--2.6%
  5,900   DeVry, Inc.*..............  148,267
  2,500   ITT Educational Services,
          Inc.*.....................  117,425
                                     --------
                                      265,692
                                     --------
          Electronic Equipment and
          Components--7.3%
  4,200   Aeroflex, Inc.*...........   49,098
  4,000   Asyst Technologies, Inc.*.   69,400
  3,841   Avnet, Inc.*..............   83,196
  7,000   Cable Design Technologies
          Corp.*....................   62,930
  4,900   Concord Camera Corp.*.....   45,325
  1,000   Excel Technology, Inc.*...   32,860
  2,700   Fairchild Semiconductor
          Corp.*....................   67,419
  3,800   KEMET Corp.*..............   52,022
  2,000   Lattice Semiconductor
          Corp.*....................   19,360
  2,400   Microchip Technology, Inc.   80,064
  5,100   Semtech Corp.*............  115,923
 11,700   Vitesse Semiconductor
          Corp.*....................   68,679
                                     --------
                                      746,276
                                     --------

Number of
 Shares                                   Value
---------                                --------
          Common Stocks (Continued)
          Energy--0.3%
  3,700   KFx, Inc.*.................... $ 27,935
                                         --------
          Entertainment--1.6%
  2,300   International Speedway
          Corp..........................  102,718
  8,300   Six Flags, Inc.*..............   62,416
                                         --------
                                          165,134
                                         --------
          Food Wholesaling--1.0%
  2,900   Performance Food Group
          Co.*..........................  104,893
                                         --------
          Forest and Paper Products--0.7%
  1,500   Bowater, Inc..................   69,465
                                         --------
          Health and Medical Facilities--4.5%
  4,300   AmSurg Corp.*.................  162,927
  4,600   Community Health Systems,
          Inc.*.........................  122,268
  3,100   LifePoint Hospitals, Inc.*....   91,295
  1,600   Universal Health Services,
          Inc., Class B.................   85,952
                                         --------
                                          462,442
                                         --------
          Health Care Products and Services--6.5%
  1,800   Charles River Laboratories
          International, Inc.*..........   61,794
  8,600   Conceptus, Inc.*..............   91,332
  1,200   INAMED Corp.*.................   57,672
  2,200   Neurocrine Biosciences, Inc.*.  119,988
  3,500   Renal Care Group, Inc.*.......  144,200
  3,400   Respironics, Inc.*............  153,306
  1,100   STERIS Corp.*.................   24,860
    215   Zoll Medical Corp.*...........    7,628
                                         --------
                                          660,780
                                         --------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2003

Number of
 Shares                                Value
---------                             --------
          Common Stocks (Continued)
          Household and Personal Care
          Products--1.7%
  2,800   Church & Dwight Co., Inc... $110,880
  2,200   Maytag Corp................   61,270
                                      --------
                                       172,150
                                      --------
          Human Resources--0.7%
    700   Resources Connection, Inc.*   19,117
  5,300   Spherion Corp.*............   51,887
                                      --------
                                        71,004
                                      --------
          Insurance--1.1%
  3,400   ProAssurance Corp.*........  109,310
                                      --------
          Investment Management--1.1%
  4,700   Waddell & Reed Financial,
          Inc........................  110,262
                                      --------
          Manufacturing--3.8%
  2,200   Maverick Tube Corp.*.......   42,350
  3,300   Mettler--Toledo
          International, Inc.*.......  139,293
  3,200   Timken Co..................   64,192
  4,300   Waters Corp.*..............  142,588
                                      --------
                                       388,423
                                      --------
          Media--4.0%
  9,900   Entravision Communications
          Corp.*.....................  109,890
  2,090   Pulitzer, Inc..............  112,860
  9,700   Radio One, Inc., Class D*..  187,210
                                      --------
                                       409,960
                                      --------

Number of
 Shares                                   Value
---------                                --------
          Common Stocks (Continued)
          Oil and Gas--3.9%
  6,100   Airgas, Inc................... $131,028
 13,200   Grey Wolf, Inc.*..............   49,368
  1,800   Newfield Exploration Co.*.....   80,172
  1,820   Premcor, Inc.*................   47,320
  2,100   Stone Energy Corp.*...........   89,145
                                         --------
                                          397,033
                                         --------
          Oil Field Services and Equipment--3.1%
  1,500   Core Laboratories NV*.........   25,035
  1,600   National-Oilwell, Inc.*.......   35,776
  1,500   Patterson-UTI Energy, Inc.*...   49,380
  2,700   Precision Drilling Corp.*.....  117,936
  4,300   Superior Energy Services,
          Inc.*.........................   40,420
  2,100   Varco International, Inc.*....   43,323
                                         --------
                                          311,870
                                         --------
          Pharmaceuticals--5.3%
  4,200   Adolor Corp.*.................   84,084
  7,900   Alkermes, Inc.*...............  106,650
  2,400   Celgene Corp.*................  108,048
  1,500   Cephalon, Inc.*...............   72,615
  4,500   NPS Pharmaceuticals, Inc.*....  138,330
  1,500   Vicuron Pharmaceuticals, Inc.*   27,975
                                         --------
                                          537,702
                                         --------
          Records Storage--1.5%
  4,000   Iron Mountain, Inc.*..........  158,160
                                         --------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2003

Number of
 Shares                               Value
---------                            --------
          Common Stocks (Continued)
          Retail--Apparel and Shoes--2.9%
  1,700   AnnTaylor Stores Corp.*... $ 66,300
  1,000   Coach, Inc.*..............   37,750
  1,900   Reebok International Ltd.*   74,708
  2,300   The Timberland Co.,
          Class A*..................  119,761
                                     --------
                                      298,519
                                     --------
          Retail--Discount Stores--0.3%
    900   Fred's, Inc...............   27,882
                                     --------
          Retail--Restaurants--1.1%
  1,500   Chicago Pizza & Brewery,
          Inc.*.....................   22,380
  2,300   Panera Bread Co., Class A*   90,919
                                     --------
                                      113,299
                                     --------
          Retail--Specialty Stores--8.6%
  6,700   A.C. Moore Arts & Crafts,
          Inc.*.....................  129,042
  3,900   Barnes & Noble, Inc.*.....  128,115
  2,500   Columbia Sportswear Co.*..  136,250
  2,800   Dick's Sporting Goods,
          Inc.*.....................  136,248
  5,000   Electronics Boutique
          Holdings Corp.*...........  114,450
  3,900   Peet's Coffee & Tea, Inc.*   67,899
  7,500   Wild Oats Markets, Inc.*..   96,975
  2,000   Williams-Sonoma, Inc.*....   69,540
                                     --------
                                      878,519
                                     --------

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Telecommunications--1.7%
  7,700   Advanced Fibre
          Communications, Inc.*.... $   155,155
  1,500   Tekelec*.................      23,325
                                    -----------
                                        178,480
                                    -----------
          Transportation--3.7%
  4,100   Arkansas Best Corp.......     128,698
  1,500   Kirby Corp.*.............      52,320
    450   Overnite Corp.*..........      10,238
  1,200   SCS Transportation, Inc.*      21,096
  2,300   Swift Transportation Co.,
          Inc.*....................      48,346
  1,400   USF Corp.................      47,866
  3,457   Werner Enterprises, Inc..      67,377
                                    -----------
                                        375,941
                                    -----------
          Total Common Stocks
          (Cost $9,239,416)........  10,139,030
                                    -----------
          Warrants--0.0%
          Bank Holding Companies--0.0%
  3,600   Dime Bancorp, Inc.*(a)
          (Cost $1,030)............         612
                                    -----------
          Rights--0.0%
          Financial Services--0.0%
    500   Bank United Corp.*
          (Cost $0)................          60
                                    -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2003


Number of
 Shares                                     Value
---------                                -----------
          Money Market Fund--0.8%
 81,542   ACM Institutional Reserves
          (Prime Portfolio), 0.92%(b)
          (Cost $81,542)................ $    81,542
                                         -----------
          Total Investments
          (Cost $9,321,988)(c)--100.2%..  10,221,244
          Liabilities in excess of other
          assets--(0.2%)................     (17,444)
                                         -----------
          Net Assets--100.0%............ $10,203,800
                                         -----------

*  Non-income producing security.
(a)Warrant has neither a strike price nor expiration date. Warrant represents a potential distribution for a legal claim settlement.
(b)Represents annualized 7 day yield at December 31, 2003.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2003, net unrealized appreciation was $899,256 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,742,937 and aggregate gross unrealized depreciation of $843,681.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value
              (Cost $9,321,988)....................... $ 10,221,244
             Cash.....................................        4,759
             Receivables:
              Due from Advisor........................        8,372
              Dividends...............................        1,853
              Interest................................           77
             Other assets.............................        7,512
                                                       ------------
              Total Assets............................   10,243,817
                                                       ------------
           Liabilities:
             Payables:
              Services provided by The Bank of New
               York and Administrator.................        9,128
             Accrued expenses and other liabilities...       30,889
                                                       ------------
              Total Liabilities.......................       40,017
                                                       ------------
           Net Assets:................................ $ 10,203,800
                                                       ------------
           Sources Of Net Assets:
             Capital stock @ par...................... $        979
             Paid in capital..........................   10,181,842
             Accumulated net realized loss on
              investments.............................     (878,277)
             Net unrealized depreciation on
              investments.............................      899,256
                                                       ------------
           Net Assets................................. $ 10,203,800
                                                       ------------
           Institutional Shares
             Net assets............................... $ 10,203,800
                                                       ------------
             Shares outstanding.......................      979,161
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.42
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003


          Investment Income:
            Dividends (net of foreign withholding taxes
             of $50)..................................... $   43,937
            Interest.....................................      3,151
                                                          ----------
             Total Income................................     47,088
                                                          ----------
          Expenses:
            Advisory.....................................     68,092
            Accounting services..........................     44,999
            Transfer agent...............................     20,630
            Administration...............................     18,158
            Audit........................................     14,021
            Registration and filings.....................     13,426
            Directors....................................     11,034
            Custodian....................................      9,219
            Other........................................        454
                                                          ----------
             Total Expenses..............................    200,033
            Fees waived by The Bank of New York
             (Note 3)....................................   (112,875)
                                                          ----------
             Net Expenses................................     87,158
                                                          ----------
             Net Investment Loss.........................    (40,070)
                                                          ----------
          Realized and Unrealized Gain on
           Investments:
          Net realized gain on investments...............    555,930
          Increase (decrease) in unrealized appreciation/
           depreciation on investments...................  2,492,573
                                                          ----------
          Net realized and unrealized gain on
           investments...................................  3,048,503
                                                          ----------
          Net increase in net assets resulting from
           operations.................................... $3,008,433
                                                          ----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statements of Changes in Net Assets

                                                                                    Year Ended December 31,
                                                                                   ------------------------
                                                                                       2003         2002
                                                                                   -----------  -----------
Operations:
  Net investment loss............................................................. $   (40,070) $   (40,685)
  Net realized gain (loss) on investments.........................................     555,930     (350,375)
  Increase (decrease) in unrealized appreciation/depreciation on investments......   2,492,573   (1,839,312)
                                                                                   -----------  -----------
   Net increase (decrease) in net assets resulting from operations................   3,008,433   (2,230,372)
                                                                                   -----------  -----------
Capital Stock Transactions:
  Proceeds from capital stock sold................................................     496,157    5,430,667
  Value of capital stock repurchased..............................................  (1,439,706)  (3,884,026)
                                                                                   -----------  -----------
  Net increase (decrease) in net assets resulting from capital stock transactions.    (943,549)   1,546,641
                                                                                   -----------  -----------
   Increase (decrease) in Net Assets..............................................   2,064,884     (683,731)
Net Assets:
  Beginning of year...............................................................   8,138,916    8,822,647
                                                                                   -----------  -----------
  End of year..................................................................... $10,203,800  $ 8,138,916
                                                                                   -----------  -----------
Changes in Capital Stock Outstanding:
  Shares sold.....................................................................      61,316      599,917
  Shares repurchased..............................................................    (160,419)    (424,289)
                                                                                   -----------  -----------
   Net increase (decrease)........................................................     (99,103)     175,628
  Shares outstanding, beginning of year...........................................   1,078,264      902,636
                                                                                   -----------  -----------
  Shares outstanding, end of year.................................................     979,161    1,078,264
                                                                                   -----------  -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Financial Highlights

                                                                                     For the period
                                                         Year Ended December 31,    January 3, 2000*
                                                       --------------------------        through
                                                         2003      2002      2001   December 31, 2000
                                                       -------   -------   ------   -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $  7.55   $  9.77   $10.85        $10.00
                                                       -------   -------   ------        ------
Gain (loss) from investment operations
Net investment loss...................................   (0.04)    (0.04)   (0.02)        (0.01)
Net realized and unrealized gain (loss) on investments    2.91     (2.18)   (1.06)         0.96
                                                       -------   -------   ------        ------
 Total from investment operations.....................    2.87     (2.22)   (1.08)         0.95
                                                       -------   -------   ------        ------
Distributions
Distributions from capital gains......................      --        --       --         (0.10)
                                                       -------   -------   ------        ------
Net asset value at end of year........................ $ 10.42   $  7.55   $ 9.77        $10.85
                                                       -------   -------   ------        ------
TOTAL RETURN:.........................................   38.01%   (22.72)%  (9.95)%        9.53%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $10,204   $ 8,139   $8,823        $6,394
Ratio to average net assets of:
 Expenses, net of waiver from
   The Bank of New York...............................    0.96%     0.96%    0.96%         0.96%***
 Expenses, prior to waiver from
   The Bank of New York...............................    2.20%     2.63%    3.24%         3.03%***
 Net investment loss, net of waiver from
   The Bank of New York...............................   (0.44)%   (0.46)%  (0.22)%       (0.11)%***
Portfolio turnover rate...............................      45%       27%      47%           35%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Schedule of Investments

         December 31, 2003


Number of
 Shares                                US$ Value
---------                              ---------
          Common Stocks--97.8%
          Australia--4.9%
  1,950   BHP Ltd. ADR................  $ 35,607
  2,592   Boral Ltd. ADR..............    39,684
    500   Commonwealth Bank of
          Australia ADR...............    33,284
 10,800   Foster's Group Ltd. ADR.....    36,617
  1,700   Lend Lease Corp. Ltd.
          ADR.........................    12,873
    340   National Australia Bank Ltd.
          ADR.........................    38,097
    300   Rio Tinto Ltd. ADR..........    33,634
    977   The News Corp. Ltd. ADR.....    35,270
    580   Westpac Banking Corp.
          ADR.........................    35,044
  1,400   Woodside Petroleum Ltd.
          ADR.........................    15,611
                                       ---------
                                         315,721
                                       ---------
          Austria--0.2%
    500   Oest Elektrizats (Verbund)
          AG ADR*.....................    11,680
                                       ---------
          Belgium--0.9%
  1,900   Fortis ADR..................    38,273
    200   Solvay SA ADR...............    17,344
                                       ---------
                                          55,617
                                       ---------
          Denmark--0.8%
    900   Danske Bank A/S ADR.........    21,116
    700   Novo Nordisk A/S ADR........    28,672
                                       ---------
                                          49,788
                                       ---------

Number of
 Shares                         US$ Value
---------                       ---------
          Common Stocks (Continued)
          Finland--1.5%
  4,900   Nokia Corp. ADR......  $ 83,300
    900   UPM-Kymmene Oyj
          ADR..................    17,325
                                ---------
                                  100,625
                                ---------
          France--9.7%
  3,300   Alstom SA ADR........     5,544
    600   Aventis SA ADR.......    39,756
  2,100   Axa ADR..............    45,087
  1,800   BNP Paribas SA ADR...    56,670
  1,400   Business Objects SA
          ADR*.................    48,538
    900   France Telecom SA ADR    25,731
    500   Groupe Danone ADR....    16,245
    500   L'Air Liquide SA ADR.    17,659
  1,500   L'Oreal SA ADR.......    24,596
  2,160   Lafarge SA ADR.......    48,319
    300   PSA Peugeot Citroen
          ADR..................    15,288
    800   Sanofi-Synthelabo SA
          ADR..................    30,200
  2,310   Societe Generale ADR.    40,792
  2,003   Thomson ADR..........    42,664
  1,060   Total SA ADR.........    98,061
    800   Valeo SA ADR.........    16,019
  2,500   Vivendi Universal SA
          ADR*.................    60,699
                                ---------
                                  631,868
                                ---------
          Germany--7.0%
  4,000   Allianz AG ADR.......    50,880
    700   BASF AG ADR..........    39,025

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2003

Number of
 Shares                                US$ Value
---------                              ---------
          Common Stocks (Continued)
    600   Continental AG ADR..........  $ 22,841
    900   DaimlerChrysler AG ADR......    41,598
    574   Deutsche Bank AG............    47,189
  1,000   Deutsche Lufthansa AG
          ADR.........................    16,713
  2,400   Deutsche Telekom AG
          ADR.........................    43,512
    703   E.On AG ADR.................    46,004
    500   RWE AG ADR..................    19,929
  1,012   SAP AG ADR..................    42,059
    300   Schering AG ADR.............    15,330
    885   Siemens AG ADR*.............    70,746
                                       ---------
                                         455,826
                                       ---------
          Greece--0.3%
  3,850   National Bank of Greece
          ADR.........................    20,598
                                       ---------
          Hong Kong--1.8%
  5,000   Cheung Kong (Holdings) Ltd.
          ADR.........................    39,769
  3,000   CLP Holdings Ltd. ADR.......    14,297
  2,500   Hang Seng Bank Ltd. ADR.....    32,846
  4,000   Sun Hung Kai Properties Ltd.
          ADR.........................    33,103
                                       ---------
                                         120,015
                                       ---------
          Ireland--0.7%
    800   Allied Irish Bank PLC ADR...    25,400
    200   Bank of Ireland ADR.........    10,988
    600   CRH PLC ADR.................    12,126
                                       ---------
                                          48,514
                                       ---------

Number of
 Shares                                  US$ Value
---------                                ---------
          Common Stocks (Continued)
          Italy--3.7%
  1,000   Enel SpA ADR..................  $ 34,150
    600   Eni SpA ADR*..................    56,988
    230   Mediaset SpA ADR..............    27,328
  2,100   Sanpaolo IMI SpA ADR..........    54,453
  2,370   Telecom Italia Spa ADR*.......    70,365
                                         ---------
                                           243,284
                                         ---------
          Japan--21.0%
  1,700   Aeon Co. Ltd. ADR.............    56,947
    300   Ajinomoto Co., Inc. ADR.......    34,515
  2,500   All Nippon Airways Co. Ltd
          ADR*..........................    12,364
    600   Asahi Glass Co. Ltd. ADR......    49,268
    500   Asahi Kasei Corp. ADR.........    27,153
  1,000   Canon, Inc. ADR...............    47,640
    500   Dai Nippon Printing Co. Ltd.
          ADR...........................    14,043
  2,000   Eisai Co. Ltd. ADR............    53,933
  1,000   Fuji Photo Film Co. Ltd.
          ADR...........................    32,800
    600   Fujitsu Ltd. ADR..............    17,692
    500   Hitachi Ltd. ADR..............    30,035
  1,400   Honda Motor Co. Ltd.
          ADR...........................    31,500
  1,000   Japan Airlines System Corp.
          ADR*..........................    13,203
    300   Kao Corp. ADR.................    61,025
  2,750   Komatsu Ltd. ADR..............    69,795
    600   Kyocera Corp. ADR.............    40,200
  2,500   Matsushita Electric Industrial
          Co. Ltd. ADR..................    34,850
  1,200   Millea Holdings, Inc. ADR.....    80,879

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2003

Number of
 Shares                              US$ Value
---------                            ----------
          Common Stocks (Continued)
  1,000   Mitsubishi Corp. ADR...... $   21,200
  9,000   Mitsubishi Tokyo Financial
          Group, Inc. ADR...........     70,469
    150   Mitsui & Co. Ltd. ADR.....     24,038
    300   Mitsui Sumitomo Insurance
          Co. Ltd. ADR..............     24,634
  4,000   NEC Corp. ADR.............     30,036
  1,600   Nintendo Co. Ltd. ADR.....     18,662
    600   Nippon Yusen Kabushiki
          Kaisha ADR................     27,153
  1,850   Nissan Motor Co. Ltd.
          ADR.......................     41,551
    100   Nitto Denko Corp. ADR.....     53,186
  3,000   Nomura Holdings, Inc.
          ADR.......................     50,790
  2,400   NTT DoCoMo, Inc.
          ADR.......................     54,960
    300   Oji Paper Co. Ltd. ADR....     19,371
  2,000   OLYMPUS Corp. ADR.........     43,389
  1,000   Pioneer Corp. ADR.........     28,170
    200   Ricoh Co. Ltd. ADR........     19,750
  1,000   Sony Corp. ADR............     34,670
  1,350   Toyota Motor Corp.
          ADR.......................     92,812
                                     ----------
                                      1,362,683
                                     ----------
          Netherlands--5.2%
  1,700   ABN AMRO Holding NV
          ADR.......................     39,916
  1,800   Aegon NV ADR..............     26,640
    500   Akzo Nobel NV ADR.........     19,100
  1,300   ASML Holding NV
          ADR*......................     26,065
  1,900   ING Groep NV ADR..........     44,479

Number of
 Shares                                US$ Value
---------                              ---------
          Common Stocks (Continued)
  1,300   Koninklijke (Royal) Philips
          Electronics NV ADR..........  $ 37,817
  1,800   Royal Dutch Petroleum Co.
          ADR.........................    94,302
    600   TPG NV ADR*.................    14,154
    600   Unilever NV ADR.............    38,940
                                       ---------
                                         341,413
                                       ---------
          Norway--0.4%
    600   Orkla ASA ADR...............    13,438
  1,800   Tomra Systems ASA ADR.......    10,850
                                       ---------
                                          24,288
                                       ---------
          Portugal--0.4%
    880   Electricidade de Portugal SA
          ADR.........................    23,206
                                       ---------
          Singapore--0.7%
  4,000   Neptune Orient Lines Ltd.
          ADR*........................    20,350
  1,500   United Overseas Bank Ltd.
          ADR.........................    23,318
                                       ---------
                                          43,668
                                       ---------
          Spain--3.6%
  3,400   Banco Bilbao Vizcaya
          Argentaria SA ADR...........    47,090
  4,600   Banco Santander Central
          Hispano SA ADR..............    55,246
  2,400   Endesa SA ADR...............    45,840
    800   Repsol YPF SA ADR...........    15,640
  1,627   Telefonica SA ADR...........    71,897
                                       ---------
                                         235,713
                                       ---------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2003

Number of
 Shares                                US$ Value
---------                              ---------
          Common Stocks (Continued)
          Sweden--2.0%
    400   AB SKF ADR..................  $ 15,455
    500   Atlas Copco AB ADR..........    17,894
    300   Electrolux AB ADR...........    13,278
    600   Sandvik AB ADR..............    20,680
    300   Svenska Cellulosa AB (SCA)
          ADR.........................    12,258
    170   Swedish Match AB ADR........    17,358
  1,000   Volvo AB ADR................    30,660
                                       ---------
                                         127,583
                                       ---------
          Switzerland--7.2%
  1,300   Credit Suisse Group ADR.....    47,229
  2,040   Nestle SA ADR...............   127,422
  2,070   Novartis AG ADR.............    94,992
    710   Roche Holding AG--
          Genusshein ADR..............    71,617
    446   Swiss Reinsurance Co.
          ADR.........................    30,112
    900   Swisscom AG ADR.............    29,556
    779   UBS AG ADR..................    52,964
  1,000   Zurich Financial Services AG
          ADR.........................    14,393
                                       ---------
                                         468,285
                                       ---------
          United Kingdom--25.8%
  1,700   AstraZeneca PLC.............    82,246
  2,500   BAA PLC ADR.................    22,209
  2,600   BAE SYSTEMS PLC
          ADR.........................    31,324
  1,900   Barclays PLC ADR............    69,065
    820   BG Group PLC ADR............    21,361
  3,416   BP PLC ADR..................   168,579
  1,150   British American Tobacco
          PLC ADR.....................    31,821

Number of
 Shares                              US$ Value
---------                            ---------
          Common Stocks (Continued)
    525   British Sky Broadcasting
          Group PLC ADR.............  $ 26,744
  1,010   BT Group PLC ADR..........    34,562
    750   Cadbury Schweppes PLC.....    22,418
    880   Centrica PLC ADR..........    33,240
  1,900   Compass Group PLC
          ADR.......................    12,925
    850   Diageo PLC ADR............    44,931
  2,750   GlaxoSmithKline PLC
          ADR.......................   128,205
  1,500   HBOS PLC ADR..............    58,283
  2,500   HSBC Holdings PLC
          ADR.......................   197,049
  4,812   Kingfisher PLC ADR........    47,981
  3,520   Legal & General Group PLC
          ADR.......................    31,586
  1,625   Lloyds TSB Group PLC
          ADR.......................    52,894
    720   National Grid Transco PLC
          ADR.......................    26,100
  2,100   Prudential Corp. PLC
          ADR.......................    35,805
  1,350   Reed Elsevier PLC ADR.....    45,495
    680   Rentokil Initial PLC ADR..    11,564
    350   Rio Tinto PLC ADR.........    38,958
    100   Scottish & Southern Energy
          PLC ADR*..................    12,048
    875   Scottish Power PLC ADR....    23,783
  1,650   Shell Transport & Trading
          Co. ADR...................    74,300
  1,440   Telefonaktiebolaget LM
          Ericsson ADR*.............    25,488
  3,866   Tesco PLC ADR.............    53,515
    800   Unilever PLC ADR..........    30,080

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2003

Number of
 Shares                                   US$ Value
---------                                ----------
          Common Stocks (Continued)
   6,550  Vodafone Group PLC
          ADR........................... $  164,013
     240  Wolseley PLC..................     17,042
                                         ----------
                                          1,675,614
                                         ----------
          Total Common Stocks
          (Cost $5,030,776).............  6,355,989
                                         ----------
          Exchange Traded
          Fund--2.3%
   1,100  Ishares MSCI EAFE
          Index Fund
          (Cost $149,886)...............    150,458
                                         ----------
          Money Market Fund--2.3%
 150,816  ACM Institutional Reserves
          (Prime Portfolio), 0.92%(a)
          (Cost $150,816)...............    150,816
                                         ----------
          Total Investments
          (Cost $5,331,478)(b)--102.4%..  6,657,263
          Liabilities in excess of other
          assets--(2.4%)................   (156,398)
                                         ----------
          Net Assets--100.0%............ $6,500,865
                                         ----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2003.
(b)The cost stated also approximates the aggregate cost for Federal Income tax purposes. At December 31, 2003, net unrealized appreciation was $1,325,785 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,414,092 and aggregate gross unrealized depreciation of $88,307.

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Industry Diversification (Unaudited)

         December 31, 2003

                                                             % of Total
                                                  US$ Value  Net Assets
                                                 ----------  ----------
         Aerospace and Defense.................. $   31,324      0.5%
         Airlines...............................     42,280      0.7
         Airport Development and Maintenance....     22,209      0.3
         Automotive.............................    269,428      4.1
         Banking................................     47,189      0.7
         Banking and Finance....................  1,121,084     17.2
         Beverages--Food and Tobacco............    357,690      5.5
         Building and Building Products.........    166,439      2.6
         Business Equipment and Services........     67,390      1.0
         Chemicals..............................    116,783      1.8
         Communications, Media and Entertainment    211,367      3.3
         Computers--Software and Peripherals....    150,189      2.3
         Consumer Goods and Services............     52,218      0.8
         Diversified Operations.................     11,564      0.2
         Electronic Equipment and Components....    325,688      5.0
         Export Trading.........................     45,238      0.7
         Financial Services.....................     50,790      0.8
         Household and Personal Care Products...    115,701      1.8
         Insurance..............................    384,495      5.9
         Machinery and Engineering..............    113,913      1.8
         Manufacturing..........................    109,042      1.7
         Mining.................................     72,592      1.1
         Oil and Gas............................    670,373     10.3
         Paper and Forest Products..............     48,954      0.8
         Pharmaceuticals........................    544,951      8.4
         Printing and Publishing................     59,538      0.9
         Real Estate Development................     85,745      1.3
         Retail--Department Stores..............     56,947      0.9
         Retail--Food Stores....................     53,515      0.8
         Retail--Specialty Stores...............     47,981      0.7
         Telecommunications.....................    573,828      8.8
         Transportation.........................     61,657      0.9
         Utilities--Gas and Electric............    257,037      4.0
         Waste Management.......................     10,850      0.2
         Exchange Traded Fund...................    150,458      2.3
         Money Market Fund......................    150,816      2.3
                                                 ----------    -----
         Total value of investments.............  6,657,263    102.4
         Liabilities in excess of other assets..   (156,398)    (2.4)
                                                 ----------    -----
         Net Assets............................. $6,500,865    100.0%
                                                 ----------    -----

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statement of Assets and Liabilities

         December 31, 2003

           Assets:
             Investments at market value,
              (Cost $5,331,478)....................... $  6,657,263
             Cash.....................................        4,759
             Receivables:
              Due from Advisor........................       15,108
              Reclaims................................        7,233
              Dividends...............................        6,777
             Other assets.............................        6,938
                                                       ------------
              Total Assets............................    6,698,078
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................      149,886
              Services provided by The Bank of
               New York and Administrator.............       17,337
             Accrued expenses and other liabilities...       29,990
                                                       ------------
              Total Liabilities.......................      197,213
                                                       ------------
           Net Assets:................................ $  6,500,865
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $        934
             Paid in capital..........................    8,725,472
             Undistributed net investment income......          603
             Accumulated net realized loss on
              investments and foreign currency
              transactions............................   (3,553,554)
             Net unrealized appreciation on
              investments and foreign currency
              denominated assets and liabilities......    1,327,410
                                                       ------------
           Net Assets................................. $  6,500,865
                                                       ------------
           Institutional Shares:
             Net assets............................... $  6,500,865
                                                       ------------
             Shares outstanding.......................      933,860
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       6.96
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2003

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $15,851)................................. $   137,237
                                                          -----------
          Expenses:
            Accounting services..........................      50,207
            Advisory.....................................      46,580
            Custodian....................................      38,036
            Transfer agent...............................      18,656
            Legal........................................      18,339
            Audit........................................      13,900
            Registration and filings.....................      13,512
            Administration...............................      12,001
            Directors....................................      11,014
            Other........................................      14,003
                                                          -----------
             Total Expenses..............................     236,248
            Fees waived by The Bank of New York
             (Note 3)....................................    (163,041)
                                                          -----------
             Net Expenses................................      73,207
                                                          -----------
             Net Investment Income.......................      64,030
                                                          -----------
          Realized and Unrealized Gain
           (Loss) on Investments and
           Foreign Currency Transactions:
          Net realized gain (loss) on:
            Investments..................................  (1,384,692)
            Foreign currency transactions................       5,791
                                                          -----------
          Net realized loss on investments and foreign
           currency transactions.........................  (1,378,901)
                                                          -----------
          Increase (decrease) in unrealized appreciation/
           depreciation on:
            Investments..................................   3,139,123
            Foreign currency denominated assets and
             liabilities.................................         181
                                                          -----------
          Net unrealized gain on investments and foreign
           currency denominated assets and liabilities...   3,139,304
                                                          -----------
          Net realized and unrealized gain on investments
           and foreign currency transactions.............   1,760,403
                                                          -----------
          Net increase in net assets resulting from
           operations.................................... $ 1,824,433
                                                          -----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statements of Changes in Net Assets

                                                                                               Year Ended December 31,
                                                                                              ------------------------
                                                                                                  2003         2002
                                                                                              -----------  -----------
Operations:
  Net investment income...................................................................... $    64,030  $    46,554
  Net realized loss on investments and foreign currency transactions.........................  (1,378,901)    (968,012)
  Increase (decrease) in unrealized appreciation/depreciation on investments and foreign
   currency denominated assets and liabilities...............................................   3,139,304     (398,814)
                                                                                              -----------  -----------
   Net increase (decrease) in net assets resulting from operations...........................   1,824,433   (1,320,272)
                                                                                              -----------  -----------
Dividends to Shareholders:
  Dividends from net investment income.......................................................     (68,663)     (41,752)
                                                                                              -----------  -----------
Capital Stock Transactions:
  Proceeds from capital stock sold...........................................................     139,316    1,491,905
  Proceeds from shares issued on reinvestment of dividends...................................       2,923        1,844
  Value of capital stock repurchased.........................................................  (2,072,596)    (642,362)
                                                                                              -----------  -----------
  Net increase (decrease) in net assets resulting from capital stock transactions............  (1,930,357)     851,387
                                                                                              -----------  -----------
   Decrease in Net Assets....................................................................    (174,587)    (510,637)
Net Assets:
  Beginning of year..........................................................................   6,675,452    7,186,089
                                                                                              -----------  -----------
  End of year (includes undistributed net investment income of $603 at December 31, 2003 and undistributed net investment loss of $555 at December 31, 2002)........................... $ 6,500,865  $ 6,675,452
                                                                                              -----------  -----------
Changes in Capital Stock Outstanding:
  Shares sold................................................................................      23,241      255,260
  Shares issued on reinvestment of dividends.................................................         435          363
  Shares repurchased.........................................................................    (387,138)    (114,213)
                                                                                              -----------  -----------
   Net increase (decrease)...................................................................    (363,462)     141,410
  Shares outstanding, beginning of year......................................................   1,297,322    1,155,912
                                                                                              -----------  -----------
  Shares outstanding, end of year............................................................     933,860    1,297,322
                                                                                              -----------  -----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Financial Highlights

                                                                                 For the period
                                                      Year Ended December 31,   January 3, 2000*
                                                    -------------------------        through
                                                     2003     2002      2001    December 31, 2000
                                                    ------  -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period............. $ 5.15  $  6.22   $  8.22        $ 10.00
                                                    ------  -------   -------        -------
Gain (loss) from investment operations
Net investment income..............................   0.06     0.04      0.02             --
Net realized and unrealized loss on investments and
  foreign currency transactions....................   1.82    (1.08)    (2.00)         (1.78)
                                                    ------  -------   -------        -------
 Total from investment operations..................   1.88    (1.04)    (1.98)         (1.78)
                                                    ------  -------   -------        -------
Dividends
Dividends from net investment income...............  (0.07)   (0.03)    (0.02)            --
                                                    ------  -------   -------        -------
Net asset value at end of year..................... $ 6.96  $  5.15   $  6.22        $  8.22
                                                    ------  -------   -------        -------
TOTAL RETURN:......................................  36.62%  (16.68)%  (24.04)%       (17.80)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).......... $6,501  $ 6,675   $ 7,186        $ 5,263
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New
   York............................................   1.22%    1.22%     1.22%          1.22%***
 Expenses, prior to waiver from The Bank of New
   York............................................   3.94%    3.66%     4.38%          4.55%***
 Net investment income, net of waiver from The Bank
   of New York.....................................   1.07%    0.63%     0.29%          0.03%***
Portfolio turnover rate............................     90%      37%       48%            10%**

*  Commencement of offering of shares.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. Organization

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of twenty separate series. The series presented in these financial statements are the BNY Hamilton Equity CRT Funds (the ''Funds''), which consists of three series: BNY Hamilton Large Cap Growth CRT Fund (''Large Cap Growth CRT Fund''), BNY Hamilton Small Cap Growth CRT Fund (''Small Cap Growth CRT Fund''), and BNY Hamilton International Equity CRT Fund (''International Equity CRT Fund'').

2. Significant Accounting Policies

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  Each Fund pays dividends and capital gains distributions, if any, at least annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment advisor (the ''Advisor''). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                           % of Average
                                         Daily Net Assets
                                         ----------------
Large Cap Growth CRT Fund...............       .60%
Small Cap Growth CRT Fund...............       .75%
International Equity CRT Fund...........       .75%

  Effective March 31, 2003, Credit Agricole Asset Management (formerly known as IndoCam International Investment Services) resigned as sub-advisor of the International Equity CRT Fund. On March 31, 2003, the Advisor assumed full responsibility for managing the assets of the Fund. As a result of this change, the International Equity CRT Fund will pay advisory fees of .75% of average daily net assets to the Advisor. Under the previous arrangement, the International Equity CRT Fund paid an advisory fee of .425% of average daily net assets to the Advisor, and a sub-advisory fee of .425% of average daily net assets to Credit Agricole Asset Management.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the ''Administrator'') and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                           % of Average
                                         Daily Net Assets
                                         ----------------
Large Cap Growth CRT Fund...............       .20%
Small Cap Growth CRT Fund...............       .20%
International Equity CRT Fund...........       .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian (''Custodian''). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2003 is shown on its respective Statement of Operations under the caption ''Earnings Credit Adjustment.'' For the year ended December 31, 2003, none of the Funds earned any such monies.

  Since inception, The Bank of New York voluntarily agreed to assume/waive expenses for the Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

Large Cap Growth CRT Fund...............  .80%
Small Cap Growth CRT Fund...............  .96%
International Equity CRT Fund........... 1.22%

  Management reserves the right to implement or discontinue expense limitations at any time.

  Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Large Cap Growth CRT Fund paid aggregate broker commissions of $2,168 to BNY ESI & Co., Inc., a wholly owned non-bank subsidiary of The Bank of New York Company, Inc. a separate brokerage affiliate of The Bank of New York.

4. Portfolio Securities

  For the year ended December 31, 2003, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                         Purchases    Sales
                                         ---------- ----------
Large Cap Growth CRT Fund............... $3,814,242 $7,568,980
Small Cap Growth CRT Fund...............  3,957,156  4,499,637
International Equity CRT Fund...........  5,253,193  6,939,497

  There were no purchases or sales of U.S. Government Securities for the year ended December 31, 2003.

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2003 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                         Capital Loss
                                         Carryforward Expiration
                                         ------------ ----------
Large Cap Growth CRT Fund...............  $1,559,162     2009
                                           3,363,090     2010
                                             732,900     2011
Small Cap Growth CRT Fund...............     527,902     2009
                                             350,375     2010
International Equity CRT Fund...........     112,955     2008
                                             864,752     2009
                                           1,016,919     2010
                                           1,558,928     2011

  During the current fiscal year the Small Cap Growth CRT Fund utilized capital loss carryforwards of $555,930 to offset current year realized gains.

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Funds indicated incurred and will elect to defer net capital losses noted during 2003. The Large Cap Growth CRT Fund will defer post-October losses in the amount of $742,966.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal years ended December 31, 2003 and 2002 were as follows:

                                                      2003
                                            Distributions Paid From:
                                            ------------------------
                                                     Net
                                                    Long       Total
                                                    Term      Taxable
                                         Ordinary  Capital Distributions
                                          Income    Gains      Paid
                                         --------  ------- -------------
Large Cap Growth CRT Fund............... $141,460    --      $141,460
Small Cap Growth CRT Fund...............       --    --            --
International Equity CRT Fund...........   68,663*   --        68,663

 *Amount is net of Foreign Taxes Credit of $15,851.

                                                      2002
                                            Distributions Paid From:
                                            ------------------------
                                                     Net
                                                    Long       Total
                                                    Term      Taxable
                                         Ordinary  Capital Distributions
                                          Income    Gains      Paid
                                         --------  ------- -------------
Large Cap Growth CRT Fund............... $141,193    --      $141,193
Small Cap Growth CRT Fund...............       --    --            --
International Equity CRT Fund...........   41,752*   --        41,752

 *Amount is net of Foreign Taxes Credit of $17,651.
  As of December 31, 2003 the components of accumulated deficit on a tax basis were as follows:

                                     Undistributed
                                    ordinary income/ Accumulated    Unrealized       Total
                                      accumulated    capital and  appreciation/   accumulated
                                        earnings     other losses (depreciation)    deficit
                                    ---------------- ------------ --------------  -----------
Large Cap Growth CRT Fund..........       $564        (6,398,118)    (379,708)/1/ $(6,777,262)
Small Cap Growth CRT Fund..........         --          (878,277)     899,256          20,979
International Equity CRT Fund......        603        (3,553,554)   1,327,410      (2,225,541)

/1/ The differences between book-basis and tax-basis unrealized (depreciation) is attributable to the tax deferral of losses on wash sales and return of capital adjustments from real estate investment trusts.

6. Written Option Activity

  Transactions in written options for the year ended December 31, 2003 were as follows:

Large Cap Growth CRT Fund

                                                       Number of Premiums
                                                       Contracts Received
                                                       --------- --------
      Options outstanding at December 31, 2002........     --         --
      Options written.................................     40    $ 6,480
      Options expired.................................    (40)    (6,480)
                                                          ---    -------
      Options outstanding at December 31, 2003........     --    $    --
                                                          ===    =======

7. Reclassification Of Capital Accounts

  At December 31, 2003, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

         Report of Ernst & Young LLP, Independent Auditors


Shareholders and Trustees
BNY Hamilton Funds

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of BNY Hamilton Funds (comprising, respectively, the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund) as of December 31, 2003 and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2003 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above and audited by us, present fairly, in all material respects, the financial position of each of the Funds referred to above comprising BNY Hamilton Funds at December 31, 2003, and the results of their operations and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP
New York, New York
February 17, 2004

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                             Principal Occupations
    Director         Position                During Past Five Years
    --------         --------                ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 69          Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, President and Chief Executive Officer,
                                  Industrial Petro-Chemicals, Inc., 1981 to
                                  Present.

James E. Quinn... Director        President, Tiffany & Co., January 2003 to
  Age 52                          Present; Member, Board of Directors, Tiffany
                                  & Co., January 1995 to Present; Vice
                                  Chairman, Tiffany & Co., 1999 to Present;
                                  Executive Vice President, Tiffany & Co.,
                                  March 1992 to 1999.

Karen Osar....... Director        Senior Vice President and Chief Financial
  Age 54                          Officer, Westvaco Corp., 1999 to May 2003;
                                  Vice President & Treasurer, Tenneco Inc.,
                                  January 1994 to 1999; Managing Director of
                                  Corporate Finance Group, J.P. Morgan & Co.,
                                  Inc.; held various other positions at J.P.
                                  Morgan & Co., Inc. from 1975-1994.

                                                      Principal Occupations
      Director            Position                    During Past Five Years
      --------            --------                    ----------------------
Kim Kelly........... Director            Executive Vice President and Chief Financial
  Age 46                                 Officer, Insight Communication, 1990 to
                                         2003; Chief Operating Officer, Insight
                                         Communications, January 1998 to 2003.

John R. Alchin...... Director            Executive Vice President and Treasurer,
  Age 55                                 Comcast Corporation, 1990 to present.
                                         Managing Director of Toronto Dominion
                                         Bank prior to 1990.

Newton P.S. Merrill. Director            Senior Executive Vice President, The Bank of
  Age 64                                 New York, 1994 to May 2003; Executive Vice
                                         President and Group Executive, Bank of
                                         Boston, 1991-1994.

Kevin Bannon ....... President and       Executive Vice President, The Bank of New
  Age 51             Principal Executive York, 1993 to Present.
                     Officer

William J. Tomko.... Vice President      President, BISYS Fund Services, Inc., 1999 to
  Age 44                                 Present.

Michael A. Grunewald Vice President      Manager, Client Services, BISYS Fund Serv-
  Age 32                                 ices, Inc., 1993 to Present.

Richard Baxt........ Vice President      Senior Vice President, Client Services, BISYS
  Age 49                                 Fund Services, Inc., 1997 to Present; General
                                         Manager of Investment and Insurance, First
                                         Fidelity Bank; President, First Fidelity Brokers;
                                         President, Citicorp Investment Services.

George E. Roeck..... Treasurer and       Vice President, Director of Administration and
  Age 45             Principal           Tax Services, Accounting and Administrative
                     Accounting Officer  Services, The Bank of New York, 2003 to
                                         Present; Chief Financial Officer for Greenbridge
                                         Group, 2001 to 2002; Chief Financial Officer
                                         for GSCP, Inc., 1998 to 2000.

                                                 Principal Occupations
    Director          Position                   During Past Five Years
    --------          --------                   ----------------------

Lisa M. Hurley.. Secretary           Executive Vice President, Legal Services, BISYS
  Age 47                             Fund Services, Inc., 1995-Present; Attorney,
                                     private practice, 1990 to 1995.

Alaina V. Metz.. Assistant Secretary Chief Administrator, Administration Services
  Age 36                             of BISYS Fund Services, Inc., June 1995 to
                                     Present; Supervisor of Mutual Fund Legal
                                     Department, Alliance Capital Management,
                                     May 1989 to June 1995.

Kim R. Grundfast Assistant Secretary Assistant Counsel, Legal Services of BISYS
  Age 31 Fund Services, Inc., 2002 to Present; Attor-ney, private practice, 2000 to 2002; Senior
                                     Judicial Law Clerk, Massachusetts Superior
                                     Court, 1998 to 2000.

The Funds' Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for CRT Shares of BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund, and BNY Hamilton International Equity CRT Fund.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                                 12/03 BNY-0193

Item 2.  Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 11(a)(1).

Item 3.  Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Karen Osar of the Board's audit committee qualifies as an audit committee financial expert ("ACFE"), as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

                                2003: $342,000
                                2002: $296,000

b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item are as follows:

                                2003: $22,400
                                2002: $0

c). Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

                                2003: $65,900
                                2002: $53,300

 d). All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

                                2003: $0
                                2002: $0

(e)  Audit Committee Pre-Approval Policies and Procedures.

     (i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

     (ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was not applicable.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Funds, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Funds for the period from January 1, 2003 to December 31, 2003 were $550,000.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: John R. Alchin, Edward L. Gardner, Kim D. Kelly, Karen R. Osar and James E. Quinn.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved]

Item 9.  Submission of Matters to a Vote of Security Holders.

Not applicable until shareholder reports for fiscal years ending after January 1, 2004.

Item 10. Controls and Procedures.

a) Based on their evaluation on April 12th, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY Hamilton Funds, Inc. ("Funds") believe that there were no significant deficiencies in the design or operation of the internal controls of the Funds or The Bank of New York ("BNY"), the investment adviser and sub-administrator of the Funds, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as administrator and distributor for the Funds, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Funds, or BNY or Bisys on behalf of the Funds, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Funds have identified no material weaknesses in such internal controls on behalf of the Funds. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Funds who have a significant role in the Funds' internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of BNY or the officers of the Funds, including its President and Treasurer.

b) There were no significant changes in the Funds and BNY's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Funds or in other factors with respect to the Funds that could have significantly affected the Funds' or BNY's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Funds or BNY during such period.

Item 11.  Exhibits.

(a)(1) The Code of Ethics is attached as EX-99.CODE ETH.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as
Exhibit 99.CERT.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY Hamilton Funds

By: /s/ Kevin J. Bannon
    -----------------------

Name:   Kevin J. Bannon

Title:  President

Date:   April 12, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kevin J. Bannon
    -----------------------

Name:    Kevin J. Bannon

Title:   President

Date:    April 12, 2004

By: /s/ Sheila McKinney
    ------------------------

Name:   Sheila McKinney

Title:  Treasurer

Date:   April 12, 2004